Exhibit 10.15

AGREEMENT FOR LEASE OF REAL PROPERTY

This Agreement for Lease of Real Property (“Lease”) is made and entered into this 22nd day of November, 2006 by and between Nicholas Tompkins and Kathleen Tompkins, (“Landlord”) and MindBody Soft, Inc., a California corporation dba Mindbody Online (“Tenant”).

1.	REAL PROPERTY, PROJECT, AND UNIT PROPERTY.

a) Lease of Unit Property. Landlord leases to Tenant and Tenant leases from Landlord the Unit Property herein described, being a portion of that certain Development commonly known as 4051 Broad Street, San Luis Obispo, California, the “Tank Farm Office Park” as the same is more particularly shown on Exhibit “A” hereto (the “Development”). Tenant acknowledges that Landlord has made no representation or warranty whatsoever regarding the condition of the Unit Property, or the Common Areas, defined below, except as specifically stated in this Lease. The Unit Property which is the subject of this Lease is a condominium unit and more particularly depicted on Exhibit “B” hereto. The Unit Property is located within a building of approximately 58,495 gross square foot building known as Building 100 (“Building”). The Development, as used herein, means the Building, parking areas, landscaping, and all other improvements within the Development (including Building 200 of which the Unit Property is not a part), together with any other common interests, easements or facilities located on adjoining real property, which are used or otherwise generally enjoyed by the owners and tenants of the Development, and constitute a part of the Development.

b) Appurtenant Rights. Tenant is granted the right at all times during the Lease Term to the nonexclusive use of any main lobby of the Building, if any, common corridors and hallways, stairwells, elevators, public restrooms within the Building„ and other public and Common Areas located within the Development. including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscape areas. This right, and the use of those areas, shall be subject to the Rules and Regulations, as defined in section 5(b). The term “Common Areas” is defined as all areas and facilities outside of the condominium units lying within the exterior boundary lines of the Development as the same may be designated by the Landlord or the Association, as defined below, from time to time for the general non-exclusive use of occupants of the Development, including owners and tenants of condominium units within the Development and their respective employees, suppliers, shippers, customers, contractors and invitees,

c) Landlord’s Reservation of Rights. The following rights are reserved to Landlord: (a) The Landlord’s right to all of the Development, except for exclusive right to occupy the space within the Unit Property, as the same is herein provided for under this lease; (b) to the extent of Landlord’s interest in the Development, the right to access and control of Common Areas; (c) the rights reserved to Landlord by provisions of this Lease or by operation of law; and (d) All rights in the economic value of the leasehold estate in the Unit Property, as stated in Section 15 of this lease.

d) Preparation of Unit Property; Acceptance. Tenant acknowledges and agrees that Tenant accepts the Unit Property on a “where-is and as-is” basis and that Landlord has made no representations or warranties, of any kind, regarding the physical condition of the Unit Property or the Development or their suitability for any particular use, except as the same are expressly contained within this agreement. Landlord represents that the Building, as constructed , is in substantial conformity with the Building plans as the same were approved by the City of San Luis Obispo, or as the same were modified during the course of construction of the Building. Tenant represents that Tenant has satisfied itself as to the fitness of the Unit Property to Tenant’s intended use. Landlord shall complete improvement of any Common Areas within the Building which provide access to the Unit Property during the course of the Tenant’s installation of Tenant Improvements (as the same are addressed at Section 32), including but not limited to floor covering, wall surface finish, and light fixtures, prior to the Lease Commencement Date (“Common Area Finish Work”). Landlord shall not be liable to Tenant for any defect in the condition of the Unit Property Building or Development at any time or for any reason unless the same is associated with a circumstances which constitute a material breach of any express warranty of Landlord herein contained.

e) Rentable Area and Usable Area. For purposes of this Lease: (1) “Rentable Area,” and “Usable Area” of the Unit Property are each agreed to equal approximately 7,046 Square Feet; (2) “Rentable Square Feet” and “Rentable Footage” shall have the same meaning as the term “Rentable Area”; and (3) “Usable Square Feet” and “Usable Square Footage” shall have the same meaning as the term “Usable Area.” All references to square footage in this Lease are approximations and Landlord makes no representation, warranty, or guaranty as to the exact square footage of the Unit Property, the Building or any portion of the Development. There shall be no adjustments to the Rent, defined below, or to any allocations made in the Lease in the event that the actual square footage differs from these approximations.

2.	LEASE TERM

a) Lease Term. The term of this Lease (Lease Term) shall be six (6) years. The Lease Term shall commence on the date that the City of San Luis Obispo issues a certificate of occupancy for the Unit Property, or April 1, 2007, which ever date first occurs. (“Lease Commencement Date”) and shall expire seventy-two (72) months thereafter (“Lease Expiration Date”) unless this Lease is sooner terminated as provided in this Lease. Base Rent shall be come due and payable commencing one year after the Lease Commencement Date, (and in no event later than April 1, 2008) in accordance with the provisions of Section 3(a).

b) Lease Year. For purposes of this Lease, the term Lease Year (Lease Year) means each consecutive twelve-month (12-month) period during the Lease Term as long as: (a) The first Lease Year commences on the Lease Commencement Date and ends on the last day of the eleventh (11th) calendar month thereafter; (b) The second (2nd) and each succeeding Lease Year commences on the first day of the next calendar month; and (c) The last Lease Year ends on the Lease Expiration Date or earlier date of termination.

3.	BASE RENT.

a) Definition of “Base Rent”-No Setoff. Commencing on the first anniversary of the Lease Commencement Date, Tenant shall pay to Landlord base rent (“Base Rent”) of One Hundred

Thirty Three Thousand Eight Hundred Forty Eight and No/100 Dollars ($133,848.00) per year in equal monthly payments of Eleven Thousand One Hundred Fifty Four and 00/100 Dollars ($11,154.00) in advance, on, or before the first day of every calendar month during the Lease Term, without any setoff or deduction. Beginning on the second anniversary date of the Lease Commencement Date and each successive anniversary date thereafter (“Adjustment Date(s)”), during the Lease Term Base Rent shall increase by three percent (3%) over the Base Rent paid for the immediately preceding year. To the extent that Tenant exercises its option to extend the term of this lease under the provisions of Section 34, the Base Rent due for during such extended term shall be due and payable commencing on the first day of the extended term as provided under Section 34, and shall continue to be adjusted on each Adjustment Date thereafter in accordance with the provisions of this paragraph.

b) Initial Payment; Proration. If any payment date (including the Lease Commencement Date) for “Base Rent,” as defined in section 3(a) falls on a day other than the first day of that calendar month, or if any Base Rent payment is for a period shorter than one calendar month, the Base Rent due for that fractional calendar month (“Fractional Month”) shall accrue and be paid based upon on a daily basis for each day of that Fractional Month at a daily rate equal to the prorated monthly Base Rent which would otherwise be due for an entire month at that point in the Term, with the daily rent being determined by multiplying such Base Rent by a fraction, the numerator being 1, and the denominator being the total number of calendar days in the full Fractional Month at issue. All other payments or adjustments that are required to be made under the terms of this Lease and that require pro-ration on a time basis shall be prorated on the same basis, including but not limited to the additional rent payments which accrued during the lease term which follows the Commencement Date. All payments received by Landlord from Tenant shall be applied to the oldest payment obligation owed by Tenant to Landlord. If any non-cash payment made by Tenant during the Lease Term is not paid by the bank or other institution on which it is drawn, Landlord shall have the right, exercised by notice to Tenant, to require that Tenant thereafter make all future payments due under the Lease, whether such payments be Base Rent, additional rent or otherwise, by certified funds or cashier’s check.

4.	ADDITIONAL RENT.

a) Additional Rent; Rent. In addition to paying the Base Rent specified in Section 3, Tenant shall pay as additional rent Tenant’s Share of all Common Area Operating Expenses (as defined in subsection 4(a)(ii)). That additional rent, together with other amounts of any kind other than Base Rent,( hereafter “Additional Rent”) payable by Tenant to Landlord under the terms of this Lease, shall be deemed subject to collection in the same manner as monthly Base Rent, including by way of example and not limitation, the service of a notice to pay or quit and the commencement and prosecution of an action for unlawful detainer. Base Rent and Additional Rent are sometimes collectively referred to in this Lease as Rent (“Rent”). Beginning on the Lease Commencement Date all amounts due under this Section 4 as Additional Rent are payable for the same periods and in the same manner, time, and place as the Base Rent will be after the first anniversary of the Commencement Date. Unlike Base Rent, Additional Rent shall first be due and payable upon the Lease Commencement Date. The following definitions apply in this Section:

i) Expense Year. Expense Year (“Expense Year”) means each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

ii) Common Area Operating Expenses. Common Area Operating Expenses (“Common Area Operating Expenses”) means all expenses, costs, and amounts of every kind that Landlord pays or incurs during any Expense Year because of; or in connection with, the ownership, operation, management, maintenance, repair, replacement, or restoration of the Development and the Building. Such expenses shall be included both where Landlord pays such amounts directly and where the Common Area owner’s association (“Association”) pays for same and Landlord pays Association for that cost, either directly or through fees, dues, assessments or other charges. For purposes of this Section 4, the use of the term “Landlord” shall always be deemed to include the Association.

Examples of Common Area Operating Expenses. The definition of “Common Area Operating Expenses” includes, but without limitation, any amounts paid or incurred for:

(a) The cost of supplying any utilities for the Common Areas, and areas of the Development other than the condominium units (collectively the “Areas”).

(b) The cost of operating, managing, maintaining, and repairing the following systems: utility, mechanical, sanitary, storm drainage, escalator, elevator, fire detection, and sprinkler, as the same are located within the Areas.

(c) The cost of supplies and tools and of equipment, maintenance, and service contracts in connection with those systems.

(d) The cost of licenses, certificates, permits, and inspections of the Areas.

(e) The cost of contesting the validity or applicability of any government enactments that may affect the Common Area Operating Expenses.

(f) The costs incurred in connection with the implementation and operation of a transportation system management program or similar program for the Development.

(g) The cost of insurance carried by Landlord, in amounts reasonably determined by Landlord.

(h) Fees, charges, and other costs including management fees (and any amounts in lieu of such fees), consulting fees, legal fees, and accounting fees of all persons engaged by Landlord or otherwise reasonably incurred by Landlord in connection with the operation, management, maintenance, and repair of the Areas.

(i) The cost of maintenance, repair, and restoration, including resurfacing, repainting, re-striping, and cleaning of the parking space located within the Areas.

(j) Wages, salaries, and other compensation arid benefits of all persons engaged in the operation, maintenance, or security of the Areas plus employer’s Social Security taxes, unemployment taxes, insurance, and any other taxes imposed on Landlord that may be levied on those wages, salaries, and other compensation and benefits. If any of Landlord’s employees provide services for more than one building of Landlord, only the prorated portion of those employees’ wages, salaries, other compensation and benefits, and taxes reflecting the percentage of their working time devoted to the Development shall be included in Common Area Operating Expenses.

(k) Payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument relating to the sharing of costs by the Development.

(l) Amortization (including interest on the un-amortized cost at a rate equal to the floating commercial loan rate announced from time to time by Bank of America as its prime rate plus two (2) percentage points per annum) of the cost of acquiring or renting personal property used in the maintenance, repair, and operation of the Development.

(m) The cost of capital improvements or other costs incurred in connection with the Development that (1) are intended as a labor-saving device or to effect other economies in the maintenance or operation of, or stability of services to, all or part of the Real Property or (2) are required under any government law or regulation but that were not required in connection with the Development when permits for the construction of the Development were obtained. All permitted capital expenditures shall be amortized (including interest on the un-amortized cost at the rate stated in subparagraph (1)) over their useful life, as reasonably determined by Landlord.

(n) Tax Expenses (as defined in subsection 4(a)(iii)).

(o) The cost and expense of establishing reasonable reserves for maintaining, repairing and replacing the Common Areas, including those costs as may be associated with existing capital improvements located at the Real Property.

(2) Exclusions From Common Area Operating Expenses. Despite any other provision of this section, Common Area Operating Expenses shall not include:

(a) Depreciation, interest, or amortization on mortgages or ground lease payments, except as otherwise stated in this section.

(b) Legal fees incurred in negotiating and enforcing tenant leases.

(c) Real estate brokers’ leasing commissions or advertising costs.

(d) The cost of providing any service directly to and paid directly by any tenant.

(e) Any costs expressly excluded from Operating Expenses elsewhere in this Lease.

(f) Costs of any items for which Landlord receives reimbursement from insurance proceeds or a third party. Insurance proceeds shall be excluded from Operating Expenses in the year in which they are received, except that any deductible amount under any insurance policy shall be included within Operating Expenses.

(g) Costs of capital improvements to the Areas, except as otherwise stated in this section.

iii) Tax Expenses. Tax Expenses (“Tax Expenses”) means all federal, state, county, or local government or municipal taxes, fees, charges, or other impositions of every kind (whether general, special, ordinary, or extraordinary) that are paid or incurred by Landlord during any Expense Year (without regard to any different fiscal year used by any government or municipal authority) because of or in connection with the ownership, leasing, and operation of the Development These expenses include taxes, fees, and charges such as real property taxes, general and special assessments, transit taxes, leasehold taxes, and taxes based on the receipt of rent (including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant); personal property taxes imposed on the fixtures, machinery, equipment, apparatus, systems, and equipment; appurtenances; furniture; and other personal property used in connection with the Development.

(1) Included Tax Expenses. Tax Expenses shall include:

(a) Any assessment, tax, fee, levy, or charge in addition to, or in partial or total substitution of, any assessment, tax, fee, levy, or charge previously included within the definition of “real property tax.” Tenant and Landlord acknowledge that Proposition 13 was adopted by the voters of the State of California in June 1978 and that assessments, taxes, fees, levies, and charges may be imposed by government agencies for services such as fire protection; street, sidewalk, and road maintenance; conservation; refuse removal; and other government services formerly provided without charge to property owners or occupants. In further recognition of the decrease in the level and quality of government services and amenities as a result of Proposition 13 (or as a result of any other restriction on real property taxes whether by law or by choice of the applicable legislative or assessing body), Tax Expenses shall also include any government or private assessments (or the Development’s contribution toward a government or private cost-sharing agreement) for the purpose of augmenting or improving the quality of services and amenities normally provided by government agencies. Tenant and Landlord intend that all new and increased assessments, taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies, and charges be included within the definition of “Tax Expenses” for purposes of this Lease, including but not limited to new and increased assessment(s) resulting from the sale or transfer of all of any part of the Development by Landlord.

(b) Any assessment, tax, fee, levy, or charge allocable to, or measured by, the area of the Unit Property and other premises at the Development or the rent payable under this Lease and other leases at the Development (including any gross income tax with respect to the receipt of that rent), or on or relating to the possession, leasing, operating, management, maintenance, alteration, repair, use, or occupancy by tenants of their respective premises or any portion of such premises.

(c) Any assessment, tax, fee, levy, or charge on this transaction or any document to which any tenant is a party, creating or transferring an interest or an estate in the Development or any portion thereof.

(d) Any possessory taxes charged or levied in place of real property taxes.

(2) Contest Costs; Refunds. Any expenses incurred by Landlord in attempting to protest, reduce, or minimize Tax Expenses shall be included in Tax. Expenses in the Expense Year in which those expenses are paid. Tax refunds shall be deducted from Tax Expenses. Such tax refunds shall be deducted from Tax Expenses in the Expense Year in which they are received by Landlord.

(3) Excluded Taxes. Except as provided in subsection 4(c) or levied entirely or partially in lieu of Tax Expenses, the following shall be excluded from Tax Expenses: (a) All excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes applied or measured by Landlord’s general or net income (as opposed to rents, receipts, or income attributable to operations at the Development); and (b) Any items paid directly by Tenant under this Section.

iv) Tenant’s Share.

(1) Tenant’s Building Share (“Tenant’s Building Share”) means 12.71 percent (12.71% ). Tenant’s Building Share is calculated by multiplying an adjusted load factored square footage (7,436) for the Unit Property by 100 and dividing the product by the total gross square feet in the Building. With respect to Common Area Operating expenses associated only with the Building, Tenant shall pay Tenant’s Building Share of those costs and expenses.

(2) Tenant’s Development Share (Tenant’s Development Share”) means 8.21 percent (8.21%). Tenant’s Development Share is calculated by multiplying an adjusted load factored square footage (7,436) for the Unit Property by 100 and dividing the product by the total gross Square Feet of all of the buildings in the Development. With respect to Common Area Operating expenses associated with the Development as a whole, Tenant shall pay Tenant’s Development Share of those costs and expenses.

(3) Tenant’s Share: For purposes of this agreement, Tenant’s Building Share, and Tenant’s Development Share are sometimes collectively referred to as “Tenant’s Share”.

b) Payment of Additional Rent. Tenant’s Share of any Common Area Operating Expenses for any Expense Year shall be payable by Tenant within in ten (10) days after a reasonably detailed statement of actual expenses, reserve deposits and/or costs is presented to Tenant by Landlord. At Landlord’s option, however, an amount may be estimated by Landlord from time to time of Tenants Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Landlord shall designate in accordance with Section 4(a). Landlord shall deliver to Tenant within sixty (60) days after the expiration of each Expense Year a reasonably detailed statement showing Tenant’s Share of the actual Common Area Operating Expenses incurred during the preceding Expense Year. If Tenant’s actual payments under this section during the preceding Expense Year exceed the estimated Tenant’s Share as indicated on said statement, Landlord shall credit the amount of such overpayment against Tenant’s Share of Common Area Operating Expenses next becoming due or, with respect to the last Lease Year only, refund the amount of such overpayment to Tenant concurrently with the delivery of the aforementioned statement. If Tenant’s actual payments under this section during said preceding Expense Year were less than the estimated Tenant’s Share as indicated on said statement, Tenant shall pay to Landlord the amount of the deficiency within ten (10) days after delivery by Landlord to Tenant of said statement.

c) Taxes and Other Charges for Which Tenant Is Directly Responsible. Tenant shall reimburse Landlord, on demand, as Additional Rent, for any taxes required to be paid by Landlord that are not already included in Tax Expenses (excluding state, local, and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes), regardless of whether such taxes are now customary or within the contemplation of the parties to this Lease, when those taxes are:

i) Measured by or reasonably attributable to:

(1) The cost or value of Tenant’s equipment, furniture, fixtures, and other personal property located in the Unit Property; or the cost or value of the Unit Property itself;

(2) The cost or value of any leasehold improvements made in or to the Unit Property by or for Tenant, regardless of whether title to those improvements is vested in Tenant or Landlord;

ii) Assessed on or related to the possession, leasing, operation, management, maintenance, alteration, repair, use, or occupancy by Tenant of:

(1) The Unit Property; or

(2) Any portion of the Development; or

(3) The parking area or facility used by Tenant in connection with this Lease; or

iii) Assessed either on this transaction or on any document to which Tenant is a party that creates or transfers an interest or an estate in the Unit Property.

d) Association Fees. Tenant shall be directly responsible for paying any and all fees and/or dues assessed upon the Unit Property by the Association during the Lease Term, including any attorneys fees and costs as provided under the CC&Rs as hereafter described. Notwithstanding any provision herein to the contrary, Tenant acknowledges that Common Area Maintenance expenses may be assessed in full or in part as Association fees or charges during the term of this Lease.

5.	USE.

a) Permitted Use. Tenant shall use the Unit Property as commercial office space, consistent with all terms of the Rules and Regulations, as defined in this article.

b) Rules and Regulations. Tenant shall comply with any and all “Rules and Regulations,” which term includes 1) any rules promulgated by the Association (“Association Rules”), and 2) any and all provisions of the Declaration of Conditions, Covenants, and Restrictions for the Development (“CC&Rs”) as the same now exist or may be hereafter modified. Tenant understands and acknowledges that the Association Rules and CC&Rs may be amended from time to time. Tenant agrees to abide by all such amendments. Landlord shall not be responsible or liable for damages, by abatement of Rent or otherwise, to Tenant for the failure of any other tenants or occupants of the Development to comply with the Rules and Regulations.

c) Additional Restrictions on Use. In addition to complying with other provisions of this Lease concerning the use of the Unit Property, Tenant shall not use or allow any person to use the Unit Property for any purpose: that is contrary to the Rules and Regulations and/or the Conditions, Covenants, and Restrictions; that violates any Laws and Orders: that constitutes waste or nuisance; or, that would unreasonably annoy other owners or occupants of the Project or the owners or occupants of buildings adjacent to the Project.

6.	SECURITY DEPOSIT.

Upon execution of this lease, Tenant shall deposit with Landlord the total sum of Eleven Thousand One Hundred Fifty Four and no/100 Dollars ($11,154.00)) as a security deposit for the performance by Tenant of the provisions of this Lease, including but not limited to the timely payment of Rent. If at any time during the term of this Lease Tenant is in default, Landlord can use the security deposit, or any portion of it, to cure the default or to compensate Landlord for all damage sustained by Landlord resulting from Tenant’s default. Tenant shall immediately, on demand, pay to Landlord a sum equal to the portion of the security deposit expended or applied by Landlord as provided in this section so as to maintain the security deposit in the sum initially deposited with Landlord. If the Tenant is not in default at the expiration or termination of this lease, Landlord shall return the security deposit to Tenant. Landlord’s obligations with respect to the security deposit are those of a debtor and not a trustee. Landlord can maintain the security deposit separate and apart from Landlord’s general funds or can commingle the security deposit with Landlord’s general and other funds. Landlord shall not be required to pay Tenant interest on the security deposit.

7.	COMPLIANCE WITH LAWS.

a) Definition of “Laws and Orders.” The term Laws and Orders (“Laws and Orders”) includes all federal, state, county, city, or government agency laws, statutes, ordinances, standards, rules, requirements, or orders now in force or hereafter enacted, promulgated, or issued. The term also includes government measures regulating or enforcing public access, occupational, health, or safety standards for employers, employees, landlord; or tenants.

b) Repairs, Replacements, Alterations, and Improvements. Tenant shall continuously and without exception repair and maintain the Unit Property, including any improvements or alterations thereto, fixtures, and furnishing; in an order and condition in compliance with all Laws and Orders. Tenant, at Tenant’s sole expense, is required to promptly make all repairs, replacements, alterations, or improvements to the Unit Property as the same are needed to comply with all Laws and Orders to the fullest extent permitted by law.

c) Collateral Estoppel. The judgment of any court of competent jurisdiction, or the admission of Tenant in any judicial or administrative action or proceeding that Tenant has violated any Laws and Orders shall be conclusive, between Landlord and Tenant, of that fact, whether or not Landlord is a party to that action or proceeding.

8.	HAZARDOUS MATERIAL

a) Use of Hazardous Material. Tenant shall not cause or permit any Hazardous Material, as defined in section 8(e), to be generated, brought onto, used, stored, or disposed of in or about the Unit Property or the Development by Tenant or its agents, employees, contractors, subtenants, or invitees, except for limited quantities of standard office and janitorial supplies containing chemicals categorized as Hazardous Material. Tenant shall: (a) Use, store, and dispose of all such Hazardous Material in strict compliance with all applicable statutes, ordinances, and regulations in effect during the Lease Term that relate to public health and safety and protection of the environment (“Environmental Laws”), including those Environmental Laws identified in section 8(e); and, (b) comply at all times during the Lease Term with all Environmental Laws.

b) Notice of Release or Investigation. If, during the Lease Term (including any extensions), Tenant becomes aware of (a) any actual or threatened release of any Hazardous Material on, under, or about the Unit Property or the Development, or (b) any inquiry, investigation, proceeding, or claim by any government agency or other person regarding the presence of Hazardous Material on, under, or about the Unit Property or the Development, Tenant shall give Landlord written notice of the release or investigation within five (5) days after learning of it and shall simultaneously furnish to Landlord copies of any claims, notices of violation, reports, or other writings received by Tenant that concern the release or investigation.

c) Indemnification. Tenant shall, at Tenant’s sole expense and with counsel reasonably acceptable to Landlord, indemnify, defend, and hold harmless Landlord and Landlord’s members, managers, shareholders, directors, officers, employees, partners, affiliates, agents, successors, and assigns with respect to all losses arising out of or resulting from the release of any Hazardous Material in or about the Unit Property or the Development, or the violation of any Environmental Law, by Tenant or Tenant’s agents, assignees, subtenants, contractors, or invitees. This indemnification applies whether or not the concentrations of any such Hazardous Material is material, the concentrations exceed state or federal maximum contaminant or action levels, or any governmental agency has issued a cleanup order. This indemnification includes, without limitation: (a) losses attributable to diminution in the value of the Unit Property or the Development; (b) loss or restriction of use of rentable space in the Development; (c) adverse effect on the marketing of any space in the Development; and (d) all other liabilities, obligations, penalties, fines, claims, actions

(including remedial or enforcement actions of any kind and administrative or judicial proceedings, orders, or judgments), damages (including consequential and punitive damages), and costs (including attorney, consultant, and expert fees and expenses) resulting from the release or violation.

This indemnification shall survive the expiration or termination of this Lease.

d) Remediation Obligations. If the presence of any Hazardous Material brought onto the Unit Property or the Project by Tenant or Tenant’s employees, agents, contractors, or invitees results in contamination of the Project, Tenant shall promptly take all necessary actions to remove or remediate such Hazardous Materials, whether or not they are present at concentrations exceeding state or federal maximum concentration or action levels, or any governmental agency has issued a cleanup order, at Tenant’s sole expense, to return the Unit Property or the Project to the condition that existed before the introduction of such Hazardous Material. Tenant shall first obtain Landlord’s approval of the proposed removal or remedial action. This provision does not limit the indemnification obligation set forth in section 8(c).).

e) Definition of Hazardous Material. As used in this Section 8, the term Hazardous Material (“Hazardous Material”) shall mean any hazardous or toxic substance, material, or waste at any concentration that is or becomes regulated by the United States, the State of California, or any local government authority having jurisdiction over the Development. Hazardous Material includes: (a) any “hazardous substance,” as that term is defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (CERCLA) (42 United States Code sections 9601-9675); (b) “hazardous waste,” as that term is defined in the Resource Conservation and Recovery Act of 1976 (RCRA) (42 United States Code sections 6901-6992k); (c) any pollutant, contaminant, or hazardous, dangerous, or toxic chemical, material, or substance, within the meaning of any other applicable federal, state, or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders imposing liability or standards of conduct concerning any hazardous, dangerous, or toxic waste, substance, or material, now or hereafter in effect); (d) petroleum products; (e) Radioactive material, including any source, special nuclear, or byproduct material as defined in 42 United States Code sections 2011-2297g-4; (f) Asbestos in any form or condition; and (g) Polychlorinated biphenyls (PCBs) and substances or compounds containing PCBs.

9.	UTILITIES.

a) Utility and Janitorial Services. Tenant shall be directly responsible for and pay all charges for internal electricity, gas, water, janitorial, sewage, telephone, security and fire alarm, trash removal and all other utility services used on or provided to the Unit Property. Landlord shall pay for all common area lighting and grounds/common area maintenance and watering expenses, subject to reimbursement from Tenant as Additional Rent hereunder.

b) Interruption of Utilities. Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for any service interruption or failures (including telephone and telecommunication services) or for diminution in the quality or quantity of any service when the failure, delay, or diminution is entirely or partially caused by: (a) breakage, repairs, replacements, or improvements; (b) strike, lockout, or other labor trouble; (c) inability to secure electricity, gas, water, or other fuel at the Development after reasonable effort to do so; (d) accident or casualty; (e) act or default of Tenant or other parties; or, (f) any other cause, when the same are beyond Landlord’s reasonable control or not the result of result of Landlord’s gross negligence. Such failure, delay, or diminution shall not be considered to constitute an eviction or a disturbance of Tenant’s use and possession of the Unit Property or relieve Tenant from paying Rent or performing any of its obligations under this Lease.

Landlord shall not be liable for a loss of or injury to property or for injury to or interference with Tenant’s business, including loss of profits through, in connection with, or incidental to a failure to furnish any of the utilities or services under this Section 9, unless such failure is the direct result of the Landlord’s gross negligence. Landlord may comply with mandatory or voluntary controls or guidelines promulgated by any government entity relating to the use or conservation of energy, water, gas, light, or electricity or the reduction of automobile or other emissions without creating any liability of Landlord to Tenant under this Lease as long as compliance with voluntary controls or guidelines does not materially and unreasonably interfere with Tenant’s use of the Unit Property.

10.	REPAIRS AND MAINTENANCE.

Tenant’s Repair and Maintenance Obligations. Tenant shall, at Tenant’s sole expense and in accordance with the terms of this Lease, keep the Unit Property in good order, repair, and condition at all times during the Lease Term, Under Landlord’s supervision, subject to Landlord’s prior approval, and within any reasonable period specified by Landlord, Tenant shall, at Tenant’s sole expense and in accordance with the terms of this Loose (including Section 11) promptly and adequately repair all damage to the Unit Property. At Landlord’s option or if Tenant fails to make such repairs, Landlord may, but need not, make the repairs and replacements. On receipt of an invoice from Landlord, Tenant shall pay Landlord Landlord’s out-of-pocket costs incurred in connection with such repairs and replacements plus a percentage of such costs, not to exceed 15%, sufficient to reimburse Landlord for all overhead, general conditions, fees, and other costs and expenses arising from Landlord’s involvement with such repairs and replacements. Tenant waives and releases its rights, including its right to make repairs at Landlord’s expense, under California Civil Code sections 1941-1942 or any similar law, statute, or ordinance now or hereafter in effect.

11.	ALTERATIONS AND ADDITIONS.

a) Alterations. Except for the initial Tenant Improvements as described under Section 32, Tenant shall not make any other alterations (“Alteration(s)”) to the Unit Property without prior written consent of the Landlord, which shall not be unreasonably withheld. Landlord may reasonably withhold consent to any Alterations to the Unit Property, to the extent that the proposed Alterations are also proposed to be made to any portion of the Development not in the exclusive possession of Tenant in Landlord’s sole and absolute discretion. Tenant understands and by executing this Lease expressly affirms that any Alterations to the Unit Property itself are additionally subject to the restrictions of the Association, the Association Rules, and the provisions of the CC&Rs, the terms of which Tenant also agrees to comply with in their entirety. Landlord may impose any reasonable requirements that Landlord considers desirable, including a requirement that Tenant provide

Landlord with a surety bond, a letter of credit, or other financial assurance that the cost of the Alterations will be paid when due. Further, to the extent that any Alterations would affect any attribute of the Development that falls under the control of the Association, Landlord shall have no obligation to review Tenant’s request for permission for such Alterations unless and until same is approved by the Association.

b) Compliance of Alterations With Laws and Insurance Requirements. Tenant shall cause all alterations, including the initial Tenant Improvements, to comply with the following: (a) applicable Laws and Orders; (b) applicable requirements of a fire-rating bureau; (c) applicable requirements of Landlord’s and Association’s hazard insurance carrier; and (d) all applicable Rules and Regulations. Tenant shall also comply with those requirements in the course of constructing such alterations. Before beginning construction of any alteration, Tenant shall obtain a valid building permit and any other permits required by any government entity having jurisdiction over the Unit Property. Tenant shall provide copies of those permits to Landlord before the work begins. Tenant shall, at Tenant’s sole expense, perform any additional required work in the Unit Property, which shall be subject to the same requirements as any alteration. If any additional required work must be performed outside the Unit Property, Landlord or the Association may elect to perform that work at Tenant’s expense. No consent by Landlord to any proposed work shall constitute a waiver of Tenant’s obligations under this section 11(b).

c) Manner of Construction. Tenant shall build all Tenant Improvements and Alterations within the Unit Property using only contractors and subcontractors approved in writing by Landlord. All work relating to any alterations shall be done in a good and workmanlike manner, using new materials equivalent in quality to those used in the construction of the Building. All work shall be diligently prosecuted to completion.

Tenant shall ensure that all work is performed in a manner that does not obstruct access to or through the Development or the Common Areas and that does not interfere either with other owners’ or tenants’ use of their premises or with any other work being undertaken in the Development. Tenant shall take all measures necessary to ensure that labor peace is maintained at all times. Within twenty (20) days after completion of any improvements or alterations, Tenant shall deliver to Landlord a reproducible copy of the drawings of improvements or alterations as built.

d) Payment for Alterations. Except as otherwise may be provided in Section 32, Tenant shall promptly pay all charges and costs incurred in connection with any alteration or improvements, as and when required by the terms of any agreements with contractors, designers, or suppliers. On completion of any alteration or improvement, Tenant shall: (a) cause a timely notice of completion to be recorded in the office of the recorder of San Luis Obispo County in accordance with Civil Code section 3093 or any successor statute; (b) deliver to Landlord evidence of full payment and unconditional final waivers of all liens for labor, services, or materials

e) Construction Insurance. Before construction begins, Tenant shall deliver to Landlord reasonable evidence that damage to, or destruction of, the alterations during construction will be covered either by the policies that Tenant is required to carry under Section 13 . including a policy of builder’s all-risk insurance as required under subsection 13(e) Tenant shall provide a copy of the policy(s), any endorsements, and an original certificate of insurance that complies with subsections 13(d) and (e). Tenant shall cause each contractor and subcontractor to maintain all workers’ compensation insurance required by law and liability insurance (including property damage) in amounts reasonably required by Landlord. Tenant shall provide evidence of that insurance to Landlord before construction begins.

f) Ownership of Alterations. All Tenant Improvements, alterations, signs, fixtures, or equipment (collectively “Improvements”) that may be installed or placed in or about the Unit Property from time to time shall be the property of Tenant for the remainder of the Lease term. Upon the expiration of the Lease Term, the ownership of any Improvements to the Unit Property shall revert back to Landlord. Prior to the expiration of the Lease Term, Tenant may remove any trade fixtures or freestanding kitchen or office equipment that Tenant can first substantiate to Landlord has not been paid for by Landlord. Tenant must repair any damage to the Unit Property and Development caused by that removal. All or any part of the Tenant’s personal property, equipment, trade fixtures, or inventory remaining at the Unit Property subsequent to termination of the Lease Term shall, at Landlord’s option, automatically become Landlord’s property at no cost or expense to Landlord, and without any further consideration being paid to Tenant. Alternatively, Landlord may consider any or all of such property as refuse, and remove the same at Tenant’s expense without further notice to Tenant.

12.	COVENANT AGAINST LIENS.

a) Covenant Against Liens. Tenant shall not be the cause or object of any liens or allow such liens to exist, attach to, be placed on, or encumber the Association’s, Landlord’s or Tenant’s interest in the Unit Property, or Development by operation of law or otherwise. Tenant shall not suffer or permit any lien of mechanics, material suppliers, or others to be placed against the Unit Property, or Development with respect to work or services performed or claimed to have been performed for Tenant or materials furnished or claimed to have been furnished to Tenant or the Unit Property. Landlord has the right at all times to post and keep posted on the Unit Property any notice that it considers necessary for protection from such liens. At least seven (7) days before beginning construction of any Improvements or Alterations, Tenant shall give Landlord written notice of the expected commencement date of that construction to permit Landlord to post and record a notice of non-responsibility.

If any such lien attaches or Tenant receives notice of any such lien, Tenant shall cause the lien to be immediately released and removed of record. Despite any other provision of this Lease, if the lien is not released and removed within thirty (30) days after Tenant is delivered notice of the lien to Tenant, Landlord or the Association may immediately take all action necessary to release and remove the lien, without any duty to investigate the validity of it. All expenses (including reasonable attorney fees) incurred by Landlord or the Association in connection with the lien shall be considered Additional Rent under this Lease and shall be immediately due and payable by Tenant.

13.	EXCULPATION, INDEMNIFICATION, AND INSURANCE.

a) Definition of “Tenant Parties” and “Landlord Parties.” For purposes of this Section 13, the term Tenant Parties (Tenant Parties) refers singularly and collectively to Tenant and the managers, employees, members, partners, venturers, trustees, and ancillary trustees of Tenant and the respective officers, directors, shareholders, members, parents, subsidiaries, and any other affiliated entities, personal representatives, executors, heirs, assigns, licensees, invitees, beneficiaries, agents, servants, employees, and independent contractors of these persons or entities. The term Landlord Parties (Landlord Parties) refers singularly and collectively to the Association, the Landlord and the managers, members, partners, venturers, trustees, and ancillary trustees of Landlord and the respective officers, directors, shareholders, members, parents, subsidiaries, and any other affiliated entities, personal representatives, executors, heirs, assigns, licensees, invitees, beneficiaries, agents, servants, employees, and independent contractors of these persons or entities.

b) Exculpation. To the fullest extent permitted by law, Tenant, on its behalf and on behalf of all Tenant Parties, waives all claims (in law, equity, or otherwise) against Landlord Parties arising out of or related to this Lease and/or Tenant’s use of the Unit Property, and knowingly and voluntarily assumes the risk of, and agrees that Landlord Parties shall not be liable to Tenant Parties for any of the following: (a) Injury to or death of any person; or (b) Loss of, injury or damage to, or destruction of any tangible or intangible property, including the resulting loss of use, economic losses, and consequential or resulting damage of any kind from any cause, including any defect in or unfitness of the Unit Property, the Development, or any portion thereof, Tenant expressly affirms that any and all improvements in which any interest whatsoever shall be vested in Tenant by this Lease are transferred AS IS AND WHERE IS and that Tenant expressly disclaims any rights against Landlord for the condition of same.

c) Gross Negligence and Willful Injury: The provisions of this Section shall not apply to claims against Landlord Parties to the extent that the injury, loss, damage, or destruction was caused by Landlord Parties’ fraud, gross negligence, willful injury to person or property, or violation of criminal law. if Tenant receives any money judgment resulting from such a claim arising under or otherwise associated with this Lease, such judgment shall be satisfied only out of Landlord’s interest in the Development (herein called “Landlord’s Interest”), and in no event out of rent or other income actually received by Landlord from the operation of the Development. In no event shall Tenant have the right to levy execution against any property of Landlord other than Landlord’s Interest, Tenant hereby waives, to the extent waivable under law, any right to satisfy any money judgment against any property of Landlord other than Landlord’s Interest. Except as expressly provided in this Lease to the contrary, in no event shall Tenant have any right to offset or deduct or charge from or against any Rent or other monetary obligation payable hereunder on account of a money judgment against Landlord and Tenant hereby expressly waives any such right. If Landlord’s Interest is insufficient for the payment of any such judgment, Tenant will not institute any further action, suit, claim or demand, in law or equity, against Landlord for or on account of such deficiency.

d) Survival of Covenants: The clauses of this Section 13 shall survive the expiration or earlier termination of this Lease until all claims within the scope of this Section 13 are fully, finally, and absolutely barred by the applicable statutes of limitations.

ii) Tenant’s Acknowledgment of Fairness. Tenant acknowledges that this Section 13 was negotiated with Landlord, that the consideration for it is fair and adequate, and that Tenant had a fair opportunity to negotiate, accept, reject, modify, or alter it.

iii) No Exculpation for Non-delegable Duties. This exculpation clause may not be interpreted or construed as an attempt by Landlord to be relieved of liability arising out of a non-delegable duty on the part of Landlord.

e) Indemnification.

i) Tenant’s Indemnification of Landlord and Landlord Parties. To the fullest extent permitted by law, Tenant shall, at Tenant’s sole expense and with counsel reasonably acceptable to Landlord, indemnify, defend, and hold harmless Landlord Parties from and against all Claims, as defined in subsection 13(e(ii), from any cause, arising out of or relating (directly or indirectly) to the following: (a) the use or occupancy, or manner of use or occupancy, of the Unit Property or Development by Tenant Parties; (b) any act, error, omission, or negligence of Tenant Parties or of any invitee, guest, or licensee of Tenant in, on, or about the Development; (c) Tenant’s conducting of its business; (d) any Alterations, activities, work, or things done, omitted, permitted, allowed, or suffered by Tenant Parties in, at, or about the Unit Property or Development, including the violation of or failure to comply with any applicable laws, statutes, ordinances, standards, rules, regulations, orders, decrees, or judgments issued after the date of this Lease; and (e) any breach or default in performance of any obligation on Tenant’s part to be performed under this Lease, including obligations which survive expiration or earlier termination of this Lease under the terms of this Lease.

ii) Definition of Claims. For purposes of this Lease, Claims (Claims) means any and all claims, losses, costs, damage, expenses, liabilities, liens, actions, causes of action (whether in tort or contract, law or equity, or otherwise), charges, assessments, fines, and penalties of any kind (including consultant and expert expenses, court costs, and attorney fees actually incurred).

iii) Type of Injury or Loss. This indemnification extends to and includes Claims for: (a) injury to any persons (including death at any time resulting from that injury); (b) loss of, injury or damage to, or destruction of property (including all loss of use resulting from that loss, injury, damage, or destruction); and (c) all foreseeable economic losses and consequential or resulting damage of any kind.

iv) Indemnification Independent of Insurance Obligations. The indemnification provided in Section 13 may not be construed or interpreted as in any way restricting, limiting, or modifying Tenant’s insurance or other obligations under this Lease and is independent of Tenant’s insurance and other obligations. Tenant’s compliance with the insurance requirements and other obligations under this Lease shall not in any way restrict, limit, or modify Tenant’s indemnification obligations under this Lease.

v) Attorney Fees. The prevailing party shall be entitled to recover its actual attorney fees and court costs incurred in enforcing the indemnification clauses set forth in this section 13(e).

iv) Survival of Indemnification. The clauses of this section 13(e) shall survive the expiration or earlier termination of this Lease for a period of five (5) years, after which this section 13(e) shall be null and void and have no further force or effect.

v) Compliance With Insurer Requirements. Tenant shall, at Tenant’s sole expense, comply with all requirements, guidelines, rules, orders, and similar mandates and directives pertaining to the use of the Unit Property and the Development, whether imposed by Tenant’s insurers, Landlord’s insurers, or the Association’s insurers. If Tenant’s business operations, conduct, or use of the Unit Property or the Development cause any increase in the premium for any insurance policies carried by Landlord or the Association, Tenant shall, within ten (10) business days after receipt of written notice , reimburse Landlord or the Association for the increase. Tenant shall, at Tenant’s sole expense, comply with all rules, orders, regulations, or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and of any similar body.

f) Tenant’s Liability Coverage. Tenant shall, at Tenant’s sole expense, maintain the coverages set forth in this Section 13(f).

i) Commercial General Liability Insurance. Tenant shall obtain commercial general liability insurance coverage written on an “occurrence” policy form, covering bodily injury, personal injury, property damage and advertising injury arising out of or relating (directly or indirectly) to Tenant’s business operations, conduct, assumed liabilities, or use or occupancy of the Unit Property or the Development, including by way of example and not limitation, Tenant’s independent contractors, products and completed operations and contractual liability arising from the operation, possession, maintenance or use of the Unit Property or areas immediately adjacent thereto, with limits of liability for each occurrence of not less than Two Million Dollars ($2,000,000). In addition to the provisions of Section 13(f) (vi), Tenant shall increase the foregoing limits if Landlord, or any lender of Landlord, reasonably deems such increases desirable to protect Tenant and Landlord, provided that any such increases are comparable to amount of insurance covering businesses similar to Tenant’s business at the Unit Property, located in similar commercial centers in the area in which the Development is located. The insurance coverage under this Section shall, in addition, extend to any liabilities of Tenant arising out of the indemnity contained in Section 13(e).

ii) Broad Form Coverage. Tenant’s liability coverage shall include all the coverages typically provided by the Broad Form Comprehensive General Liability Endorsement, including broad form property damage coverage (which shall include coverage for completed operations). Tenant’s liability coverage shall further include premises-operations coverage, products-completed operations coverage, owners and contractors protective coverage (when reasonably required by Landlord), and the broadest available form of contractual liability coverage. It is the parties’ intent that Tenant’s contractual liability coverage provide coverage to the maximum extent possible of Tenant’s indemnification obligations under this Lease.

iii) Primary Insured. Tenant shall be the first or primary named insured.

iv) Additional Insureds. Landlord and any lender of Landlord shall be named by endorsement as additional insureds under Tenant’s general liability coverage. The additional insured endorsement must be on ISO Form CG 20 11 11 85 or an equivalent acceptable to Landlord, or any lender of Landlord, with such modifications as Landlord may require.

v) Cross-Liability; Severability of Interests. Tenant’s general liability policies shall be endorsed as needed to provide cross-liability coverage for Tenant, Landlord, and any lender of Landlord and to provide severability of interests.

vi) Primary Insurance Endorsements for Additional Insureds. Tenant’s general liability policies shall be endorsed as needed to provide that the insurance afforded by those policies to the additional insureds is primary and that all insurance carried by Landlord Parties is strictly excess and secondary and shall not contribute with Tenant’s liability insurance.

vii) Scope of Coverage for Additional Insureds. The coverage afforded to Landlord and any lender of Landlord must be at least as broad as that afforded to Tenant and may not contain any terms, conditions, exclusions, or limitations applicable to Landlord or any lender of Landlord that do not apply to Tenant.

viii) Delivery of Certificate, Policy, and Endorsements. Before the Lease Commencement Date, Tenant shall deliver to Landlord the endorsements referred to in this section 13(f) as well as a certified copy of Tenant’s liability policy or policies and an original certificate of insurance, executed by an authorized agent of the insurer or insurers, evidencing compliance with the liability insurance requirements. The certificate shall provide for no less than thirty (30) days’ advance written notice to Landlord from the insurer or insurers of any cancellation, non-renewal, or material change in coverage or available limits of liability and shall confirm compliance with the liability insurance requirements in this Lease. The “endeavor to” and “failure to mail such notice shall impose no obligation or liability of any kind upon the Company” language and any similar language shall be stricken from the certificate.

ix) Concurrence of Primary, Excess, and Umbrella Policies. Tenant’s liability insurance coverage may be provided by a combination of primary, excess, and umbrella policies, but those policies must be absolutely concurrent in all respects regarding the coverage afforded by the policies. The coverage of any excess or umbrella policy must be at least as broad as the coverage of the primary policy.

x) “Per Location” Endorsement. Tenant shall, at Tenant’s sole expense, procure a “per location” endorsement or equivalent reasonably acceptable to Landlord so that the general aggregate and other limits apply separately and specifically to the Unit Property.

xi) Survival of Insurance Requirements. Tenant shall, at Tenant’s sole expense, maintain in full force and effect the liability insurance coverages required under this Lease and shall maintain Landlord Parties and any Lender specified by Landlord as additional insureds, as required by subsection 13(f) of this Lease, for a period of no less than two (2) years after expiration or earlier termination of this Lease.

xii) Tenant’s Workers’ Compensation and Employer Liability Coverage. Tenant shall procure and maintain workers’ compensation insurance as required by law and employer’s liability insurance with limits of no less than two-million dollars ($2,000,000).

xiii) Tenant’s First Party Insurance. Tenant shall, at Tenant’s sole expense, procure and maintain the first party insurance coverages described in this section 13(f).

xiv) Builder’s Risk. At all times during which Tenant is proceeding with any construction work at the Unit Property or the Development, Tenant shall maintain builders risk insurance with limits of coverage not less than one hundred percent (100%) of full replacement cost of Tenant’s leasehold improvements and owner’s and contractor’s protective insurance and independent contractor’s insurance with coverage of at least One Million Dollars ($1,000,000.00) for a single occurrence and for property damage.

xv) Other Risks. Any additional insurance reasonably requested by Landlord to cover any other risk associated with Tenant’s use of the Unit Property, provided that such insurance is reasonably available and comparable to insurance customarily covering businesses similar to Tenant’s business in the Unit Property, located in similar commercial centers in the area in which the Development is located,

xvi) Tenant’s Property Insurance. Tenant shall procure and maintain property insurance coverage for: (a) all office furniture, trade fixtures, office equipment, merchandise, and all other items of Tenant’s property in, on, at, or about the Unit Property and the Development; (b) the Unit Property, any property installed by, for, or at the expense of Tenant in, on or about same; and (c) all other improvements, betterments, alterations, and additions to the Unit Property. Tenant’s property insurance must fulfill the following requirements: (a) It must be written on the broadest available “all-risk” (special-causes-of-loss) policy form or an equivalent form acceptable to Landlord. (b) It must include an agreed-amount endorsement for no less than one-hundred (100) percent of the full replacement cost (new without deduction for depreciation) of the covered items and property; and (c) The amounts of coverage must meet any coinsurance requirements of the policy or policies. It is the parties’ intent that Tenant shall structure its property insurance program so that no coinsurance penalty shall be imposed and there shall be no valuation shortfalls or disputes with any insurer or with Landlord. The property insurance coverage shall include vandalism and malicious mischief coverage, sprinkler leakage coverage, and earthquake sprinkler leakage coverage. All proceeds of such property insurance covering the Unit Property and Tenant’s improvements therein shall, at the election of Landlord, be paid to Landlord and held in trust and may be used for the repair or replacement of the plate glass, fixtures, equipment or contents so insured. In the event this Lease shall terminate for any cause while such proceeds are held by Landlord, Landlord shall the right to apply such funds to the redevelopment of the Unit Property or the Development.

xvii) Comprehensive Automobile Liability and Property Damage. Tenant shall maintain comprehensive automobile liability and property damage insurance insuring all owned, non-owned and hired vehicles used in the conduct of the Tenant’s business and operated upon or parked upon the Common Area with limits of liability of not less than Two Million Dollars ($2,000,000.00) combined single limit for death or injury to one or more persons in a common accident or occurrence, and One Million Dollars ($1,000,000.00) for each occurrence for property damage. Tenant shall increase the foregoing limits (but not more than two times during the Term) if Landlord reasonably deems such increases desirable to protect Tenant and Landlord, provided that any such increases are comparable to amount of insurance covering businesses similar to Tenant’s business in the Unit Property, located in similar commercial centers in the area in which the Development is located.

g) Form of Policies and Additional Requirements.

i) Insurance Independent of Exculpation and Indemnification. The insurance requirements set forth in Section 13 are independent of Tenant’s exculpation, indemnification, and other obligations under this Lease and shall not be construed or interpreted in any way to restrict, limit, or modify Tenant’s exculpation, indemnification, and other obligations or to limit Tenant’s liability under this Lease.

ii) Form of Policies. In addition to the other requirements set forth in this Section, the insurance required of Tenant under this Section 13 must: (a) name Landlord and any other party Landlord specifies by endorsement as an additional insured; (b) be issued by an insurance company with a rating of no less than A-VIII in the current Best’s Insurance Guide, or that is otherwise acceptable to Landlord, and admitted to engage in the business of insurance in the State of California; (c) be primary insurance for all claims under it and provide that any insurance carried by Landlord Parties and Landlord lenders is strictly excess, secondary, and noncontributing with any insurance carried by Tenant; and (d) provide that insurance may not be canceled, non-renewed, or the subject of material change in coverage or available limits of coverage, except on thirty (30) days’ prior written notice to Landlord and Landlord’s lenders.

iii) Tenant’s Delivery of Policy, Endorsements, and Certificates. Tenant shall deliver the policy or policies, along with any endorsements to them and certificates required by this Section 13, to Landlord: (a) on or before the Lease Commencement Date; (b) at least thirty (30) days before the expiration date of any policy; and (c) on renewal of any policy.

iv) Deductibles and Self-Insured Retentions. Except as otherwise provided in Section 13(f) above, all deductibles and self-insured retentions under Tenant’s policies are subject to Landlord’s prior written approval.

v) Waiver of Subrogation. Landlord and Tenant agree to cause the insurance companies issuing their respective property (first party) insurance to waive any subrogation rights that those companies may have against Tenant or Landlord, respectively, as long as the insurance is not invalidated by the waiver. If the waivers of subrogation are contained in their respective insurance policies, Landlord arid Tenant waive any right that either may have against the other on account of any loss or damage to their respective property to the extent that the loss or damage is insured.

vi) Review of Coverage. On or after the fifth (5th) anniversary of the Lease Commencement Date, Landlord shall have the right to review any insurance policy maintained by Tenant pursuant to this Section to determine whether such policy is adequate to properly insure all interests and as required by this Section and fulfill the intent thereof. In the event that Landlord determines that Tenant’s insurance coverage is insufficient to fulfill the terms or intent of this Section, Landlord shall have the right to require that Tenant increase Tenant’s insurance coverage to fulfill the requirements of this Section, which right, if exercised, shall be exercised reasonably. Landlord shall have the right review Tenant’s insurance coverage pursuant to this Section on or after the end of each five (5) year period following the most recent review hereunder.

vii) Lender’s Policy Requirements. Notwithstanding any provision herein contained to the contrary, Tenant agrees and acknowledges that Tenant’s Insurance requirements, or the insurance required to be maintained by the Association, may be subject to change as a result of requirements which may be hereafter imposed by a Lender. Under such circumstances, Tenant agrees to any such changes, to pay for the same, and to otherwise comply with the provisions of this Section 13 with respect to any additional insurance requirements. In the event of any such required changes, Tenant shall pay the cost of the same directly to Landlord as Additional Rent, or if appropriate, as Tenant’s Share of the additional cost and expense of maintaining such additional required insurance regarding the Common Areas.

14.	DAMAGE AND DESTRUCTION.

a) Repair of Damage. Tenant shall be solely responsible for any and all repair of damage to the improvements and alterations made by Tenant to, and the personality, fixtures, equipment maintained by Tenant at the Unit Property from any cause whatsoever, other than the gross negligence of the Landlord, pursuant to the terms of this Lease, including repair of damage resulting from fire, earthquake, or any other identifiable event (“Casualty”) to the fullest extent reasonably possible. It is the intention of the parties to this Lease that Tenant shall be adequately insured, pursuant to Section 13 of this Lease, to fully and completely repair any and all such damage, and that Tenant shall accordingly fully and completely repair such damage. In no event shall this Lease terminate on account of Casualty affecting the Unit Property except as expressly agreed to in writing by Landlord and Tenant upon such terms as are acceptable to both parties.

b) Waiver of Statutory Provisions. The provisions of this Lease, including those in this Section, constitute an express agreement between Landlord and Tenant that applies in the event of any Casualty to the Unit Property. Tenant, therefore, fully waives the provisions of any statute or regulation, including California Civil Code sections 1932(2) and 1933(4), for any rights or obligations concerning a Casualty regarding the Unit Property.

15.	CONDEMNATION.

a) Definition of “Condemnation.” As used in this Lease, the term Condemnation (Condemnation) means a permanent taking through (a) the exercise of any government power (by legal proceedings or otherwise) by any public or quasi-public authority or by any other party having the right of eminent domain (Condemnor) or (b) a voluntary sale or transfer by Landlord to any Condemnor, either under threat of exercise of eminent domain by a Condemnor or while legal proceedings for condemnation are pending.

b) Effect on Rights and Obligations. If, during the Lease Term or the period between the date of execution of this Lease and the date on which the Lease Term begins, there is any Condemnation of all or part of the Unit Property, or Development, the rights and obligations of the parties shall be determined under this Section 15, and Rent shall not be affected or abated except as expressly provided in this Section. Landlord shall notify Tenant in writing of any Condemnation regarding the Unit Property within thirty (30) days after the later of (a) the filing of a complaint by Condemnor or (b) the final agreement and determination by Landlord and Condemnor of the extent of the taking (Condemnation Notice).

c) Termination of Lease.

i) Definition of “Termination Date.” For purposes of this section the termination date (“Termination Date”) shall be the earliest of: (a) the date on which Condemnor takes possession of the property that is subject to the Condemnation; or (b) the date on which title to the property subject to the Condemnation is vested in Condemnor. If termination occurs under this Section 15, the Termination Date shall be the earliest of the dates described in subsection 5(c)(i).

ii) Automatic Termination. If the Unit Property is totally taken by Condemnation, this Lease shall terminate as of the Termination Date, and the Condemnation Award shall be allocated between Landlord and Tenant in accordance with Section 15(e).

iii) Election to Terminate.

(1) If a Condemnation of not less than thirty percent (30%) of the Usable Square Footage of the Unit Property occurs during the Lease Term, both Landlord and Tenant shall have the option to elect to terminate this Lease. Such termination shall occur only if the terminating party notifies the non-terminating party in writing of its intent to terminate within thirty (30) days of receiving Condemnation Notice. Such termination notice shall have no force or effect if the Condemnation fails to occur or if any amount less than thirty percent (30%) of the Usable Square Footage of the Unit Property is actually taken for any reason whatsoever.

(2) If a Condemnation of thirty percent (30%) or less of the Usable Square Footage of the Unit Property occurs during the Lease Term, whereby the proposed condemnation will render the Unit Property as being no longer reasonably feasible for continued use and occupancy by Tenant as herein contemplated, then Tenant shall have the option to elect to terminate this Lease. Such termination shall occur only if Tenant notifies the Landlord in writing of Tenant’s intent to terminate within thirty (30) days of receiving Condemnation Notice.

iv) Tenant’s Waiver. Tenant agrees that its rights to terminate this Lease due to partial Condemnation are governed by this Section 15. Tenant waives all rights it may have under California Code of Civil Procedure section 1265.130, or otherwise, to terminate this Lease based on a partial Condemnation.

v) Proration of Rent. If this Lease is terminated under this Section 15, the termination shall be effective on the Termination Date, and Landlord shall prorate Rent to that date. Tenant shall be obligated to pay Rent for the period up to, but not including, the Termination Date as prorated by Landlord. Landlord shall return to Tenant prepaid Rent allocable to any period on or after the Termination Date.

d) Effect of Condemnation if Lease Is Not Terminated. If any part of the Unit Property is taken by Condemnation and this Lease is not terminated, Rent shall be proportionately reduced based on the Rentable Square Footage of the Unit Property taken. Landlord and Tenant agree to enter into an amendment to this Lease within thirty (30) days after the partial taking, confirming the reduction in Rentable Square Footage of the Unit Property and the reduction in Rent.

e) Allocation of Award. Any payment of compensation and damage pursuant to a condemnation under this Section shall be divided as follows:

i) All compensation and damages payable for or on account of improvements to the Unit Property made by Tenant that would be owned by Tenant at the expiration of the Lease Term, pursuant to Section 11(f), shall be payable to Tenant; and

ii) All other compensation and damages payable in connection with the Condemnation shall be solely the property of Landlord.

16.	ASSIGNMENT AND SUBLEASING.

a) Restricted Transfers

i) Consent Repaired; Definition of Transfer. Tenant shall obtain Landlord’s written consent, which consent shall not be unreasonably withheld or delayed, before entering into or permitting any Transfer. A Transfer (“Transfer”) consists of any of the following, whether voluntary or involuntary and whether effected by death, operation of law, or otherwise: (a) any assignment, sublease, mortgage, pledge, encumbrance, or other transfer of any interest in this Lease; and (b) any of the changes (e.g., a change of ownership or reorganization) included in the definition of Transfer in Section 16(b). Any person to whom any Transfer is made or sought to be made is a “Transferee.”

ii) Landlord’s Remedies. If a Transfer fails to comply with this Section 16, Landlord may, at its sole option, do any or all of the following: (a) void the Transfer and continue the Lease in effect; (b) declare Tenant in material and incurable default under Section 21 notwithstanding any cure period specified therein; or (c) ratify the Transfer.

b) Transfer Procedure.

i) Transfer Notice. Before entering into or permitting any transfer, Tenant shall provide to Landlord a written Transfer Notice (“Transfer Notice”) at least forty-five (45) days before the proposed effective date of the Transfer. The Transfer Notice shall include all of the following: (a) information regarding the proposed Transferee, including the name, address, and ownership of Transferee; the nature of Transferee’s business; and Transferee’s current financial statements, bank account statements, tax returns, and a detailed business plan; (b) all the terms of the proposed Transfer, including the consideration payable by Transferee; the portion of the Unit Property that is subject to the Transfer (“Subject Space”); the proposed use of the Subject Space; the effective date of the Transfer; and a copy of all documentation concerning the proposed Transfer; (c) any other information or documentation reasonably requested by Landlord; and (d) an executed estoppel certificate from Tenant as to the current state of the Lease and any and all other agreements between the parties, Any Transfer Notice delivered by Tenant to Landlord shall include a payment of $1000.00 to Landlord towards the Transfer Fee herein described (the “Transfer Fee Deposit”).

ii) Transfer Fee. Within thirty (30) days after Landlord’s written request, Tenant shall pay as Additional Rent any reasonable review and processing costs and fees, as well as any reasonable legal fees, that Landlord incurs in reviewing and processing the Transfer Notice (“Transfer Fee”) as the same may exceed the Transfer Fee Deposit. Tenant shall pay the Transfer Fee whether or not Landlord consents to the Transfer. In no event shall the Transfer Fee exceed the sum of $2500.00. All other costs and expenses (including any brokerage commissions) incurred by Tenant in connection with the proposed Transfer shall be borne by Tenant.

iii) Limits of Consent. If Landlord consents to any Transfer, the following limits apply: (a) Landlord does not agree to waive or modify the terms and conditions of this Lease; (b) Landlord does not consent to any further Transfer by either Tenant or Transferee; (c) Tenant remains liable under this Lease, and any guarantor of the Lease remains liable under the guaranty; and (d) Tenant may enter into that Transfer in accordance with this Section, if: (1) The Transfer occurs within six (6) months after Landlord’s consent or such longer period of time as Landlord may agree to in writing; (2) The Transfer is made upon the same terms as specified in the Transfer Notice; and (3) Tenant delivers to Landlord, promptly after execution, an original, executed copy of all documentation pertaining to the Transfer in a form reasonably acceptable to Landlord (including Transferee’s agreement to be subject and subordinate to the Lease and to assume Tenant’s obligations under the Lease to the extent applicable to the Unit Property).

If the Transfer occurs after six (6) months (or such longer period of time as Landlord may agree to in writing) or the terms of the Transfer have materially changed from those in the Transfer Notice, Tenant shall submit a new Transfer Notice under subsection 16(b), requesting Landlord’s consent, and the Unit Property shall again be subject to Landlord’s rights under section 16. A material change is one the terms of which would have entitled Landlord to refuse to consent to the Transfer initially or would cause the proposed Transfer to be more favorable to Transferee than the terms in the original Transfer Notice.

c) Landlord’s Consent.

i) Reasonable Consent. Landlord may not unreasonably withhold its consent to any proposed Transfer that complies with this Section 16. Reasonable grounds for denying consent include, but are not limited to, any of the following: (a) Transferee’s credit history, business, or proposed use is not consistent with the character or quality of the Development; (b) Transferee would be a significantly less prestigious occupant of the Development than Tenant; (c) Transferee is either a government agency or an instrumentality of one; (d) Transferee’s intended use of the Unit Property is inconsistent with the Permitted Use, Laws and Orders, the Covenants, Codes and Restrictions, or will materially and adversely affect Landlord’s interest; (e) Transferee’s financial condition is or may be inadequate to support the Lease obligations of Transferee under the Transfer documents; or (f) the Transfer would cause Landlord to violate another lease or agreement to which Landlord is a party or would give any other tenant at the Development the right to cancel or seek to terminate its lease.

ii) Landlord’s Written Response. Within a reasonable time after receipt of a Transfer Notice that complies with subsection 16(b)(i), Landlord shall approve or disapprove the proposed Transfer in writing.

iii) Tenant’s Remedies. If Landlord wrongfully denies or conditions its consent, Tenant may seek only declaratory and injunctive relief. Tenant specifically waives any damage claims against Landlord in connection with the withholding of consent under this Section.

d) Transfers of Ownership Interests and Other Organizational Changes.

i) Change of Ownership; Reorganization. For purposes of this Section 16, Transfer (“Transfer”) also includes:

(1) If Tenant is a partnership or limited liability company: .

(a) A change in ownership effected voluntarily, involuntarily, or by operation of law within a twelve-month (12-month) period, of fifty (50%) or more of the partners or members or fifty (50%) or more of the partnership or membership interests; or

(b) The dissolution of the partnership or limited liability company without its immediate reconstitution.

(2) If Tenant is a closely held corporation (i.e., one whose stock is not publicly held and not traded through an exchange or over the counter):

(a) The sale or other transfer within a twelve-month (12-month) period, of more than an aggregate of fifty percent (50%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death);

(b) The sale, mortgage, hypothecation, or pledge within a twelvemonth (12-month) period, of more than an aggregate of twenty-five percent (25%) of the value of Tenant’s unencumbered assets; or

(c) The dissolution, merger, consolidation, or other reorganization of Tenant.

ii) Transfer to Affiliate. Despite any other provision of this Lease, Landlord’s consent is not required for any Transfer to an Affiliate, as defined in subsection 16(d)(iii), as long as the following conditions are met: (a) at least ten (10) business days before the Transfer, Landlord receives written notice of the Transfer (as well as any documents or information reasonably requested by Landlord regarding the Transfer or Transferee); (b) the Transfer is not a subterfuge by Tenant to avoid its obligations under the Lease; (c) if the Transfer is an assignment, Transferee assumes in writing all of Tenant’s obligations under this Lease and (d) Transferee has a tangible net worth, as evidenced by financial statements delivered to Landlord and certified by an independent certified public accountant in accordance with generally accepted accounting principles that are consistently applied (Net Worth), at least equal to Tenant’s Net Worth either immediately before the Transfer or as of the date of this Lease, whichever is greater.

iii) Definition of Affiliate. An Affiliate (Affiliate) means any entity that (a) controls, is controlled by, or is under common control with Tenant, or (b) is the surviving entity as a result of a merger with Tenant. Control (Control) means the direct or indirect ownership of more than fifty percent (50%) of the voting securities of an entity or possession of the right to vote more than fifty percent (50%) of the voting interest in the ordinary direction of the entity’s affairs.

17.	SURRENDER OF UNIT PROPERTY.

a) Surrender of Unit Property. No act of Landlord or its authorized representatives shall constitute Landlord’s acceptance of a surrender or abandonment of the Unit Property by Tenant unless that intent is specifically acknowledged in a writing signed by both parties. At the option of Landlord, a surrender and termination of this Lease shall operate as an assignment to Landlord of all subleases or subtenancies. Landlord shall exercise this option by giving notice of that assignment to all subtenants within ten (10) days after the effective date of the surrender and termination.

b) Removal of Tenant Property by Tenant. On the expiration or earlier termination of the Lease Term, Tenant shall quit the Unit Property and surrender possession to Landlord in accordance with this section. Tenant shall leave the Unit Property in substantially the same condition as existed on the Lease Commencement Date, with all Tenant Improvements intact , except for reasonable wear and tear. On expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Unit Property: (a) All debris and rubbish; (b) Any items of furniture, equipment, freestanding cabinet work, and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Unit Property; (c) Any similar articles of any other persons claiming under Tenant that Landlord, in Landlord’s sole discretion, requires to be removed; and (d) Any alterations and improvements that Tenant is required to remove under Section 11. Tenant shall, at Tenant’s sole expense, repair all damage or injury that may occur to the Unit Property caused by Tenant’s removal of those items and shall restore the Unit Property to its original condition as of the Lease Commencement Date, with Tenant Improvements intact.

18.	HOLDING OVER.

a) Holdover Rent. If Tenant remains in possession of the Unit Property after expiration or earlier termination of this Lease with Landlord’s express written consent, Tenant’s occupancy shall be a month-to-month tenancy at a rent agreed on by Landlord and Tenant but in no event less than the Base Rent and Additional Rent payable under this Lease during the last full month before the date of expiration or earlier termination of this Lease. The month-to-month tenancy shall be on the terms and conditions of this Lease except as provided in (a) the preceding sentence and (b) the Lease clauses concerning lease term and extension rights. Landlord’s acceptance of rent after such holding over with Landlord’s written consent shall not result in any other tenancy or in a renewal of the original term of this Lease. If Tenant remains in possession of the Unit Property after expiration or earlier termination of this Lease without Landlord’s consent, Tenant’s continued possession shall be on the basis of a tenancy at sufferance and Tenant shall pay as monthly rent during the holdover period an amount equal to the greater of: (1) One-hundred and fifteen percent (115%) of the fair market rental (as reasonably determined by Landlord) for the Unit Property; or (2) One-hundred Fifty percent (150%) of the Base Rent and Additional Rent payable under this Lease for the last full month before the date of expiration or termination.

b) No Consent or Waiver Implied. Nothing in this Section 18 shall be construed as implied consent by Landlord to any holding over by Tenant. Landlord expressly reserves the right to require Tenant to surrender possession of the Unit Property to Landlord as provided in this Lease on expiration or other termination of this Lease. The provisions of this Section 18 shall not be considered to limit or constitute a waiver of any other rights or remedies of Landlord provided in this Lease or at law.

19.	ESTOPPEL CERTIFICATES.

a) Tenant’s Obligation to Provide Estoppel Certificates. Within ten (10) days after a written request by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate, in a form acceptable to Landlord, indicating in the certificate any exceptions to the statements in the certificate that may exist at that time. The certificate shall also contain any other information reasonably requested by Landlord or any existing or prospective lender, mortgagee, or purchaser. To the extent Tenant fails to provide the estoppel certificate within ten (10) days, the Landlord shall be entitled and hereby authorized to execute the Estoppel Certificate on the Tenant’s behalf, and the content thereof shall be deemed approved by Tenant, and Tenant shall be bound by the terms as though Tenant had executed the same.

b) Financial Statements. When reasonably requested or required by a lender, or purchaser, or in the event that Tenant seeks to exercise any right to extend the term of this Lease, within fifteen (15) days after a written request by Landlord, Tenant shall provide Landlord with a copy of the financial statements set forth in Tenant’s 10-K or a similar certified public accountant’s certified financial report or statement for the two (2) years preceding the current financial statement year.

c) Failure to Deliver. Tenant’s failure to execute or deliver an Estoppel Certificate in the required time period shall constitute an acknowledgment by Tenant that the statements included in any Estoppel Certificate prepared by Landlord under Section 19(a) are true and correct, without exception. Tenant’s failure to execute or deliver an Estoppel Certificate or other document or instrument required under this Section 19 in a timely manner shall be a material breach of this Lease.

20.	SUBORDINATION, NONDISTURBANCE, AND ATTORNMENT.

a) Automatic Subordination. This Lease is subject and subordinate to: (a) the lien of any mortgages, deeds of trust, or other encumbrances (Encumbrances) of the Development Property; (b) all present and future ground or underlying leases (Underlying Leases) of the Development now in force against the Development; (c) all renewals, extensions, modifications, consolidations, and replacements of the items described in subparagraphs (a)-(b); and (d) all advances made or hereafter to be made on the security of the Encumbrances. Despite any other provision of this Section 20, any Encumbrance holder or Landlord may elect that this Lease shall be senior to and have priority over that Encumbrance or Underlying Lease whether this Lease is dated before or after the date of the Encumbrance or Underlying Lease.

b) Subordination Agreement; Agency. This subordination is self-operative, and no further instrument of subordination shall be required to make it effective. To confirm this subordination, however, Tenant shall, within five (5) days after Landlord’s request, execute any further instruments, subordination agreement(s) or assurances in recordable form that Landlord reasonably considers necessary to evidence or confirm the subordination or superiority of this Lease, as Landlord may elect, to any such Encumbrances or Underlying Leases. Tenant’s failure to execute and deliver such instrument(s) shall constitute a material breach and default under this Lease.

c) Attornment. Tenant covenants and agrees to attorn to the transferee of Landlord’s interest in the Real Property by voluntary sale or transfer, by foreclosure, deed in lieu of foreclosure, by exercise of any remedy provided in any Encumbrance or Underlying Lease, or operation of law (without any deductions or setoffs), if requested to do so by the transferee, and to recognize the transferee as the Landlord under this Lease. Such transferee shall not be liable for: (a) any acts, omissions, or defaults of Landlord that occurred before the sale or conveyance; or (b) the return of any security deposit except for deposits actually paid to or received by the transferee.

d) Non-disturbance. Notwithstanding the terms of this Section 20, Tenant’s right to quiet possession of the Unit Property shall not be disturbed so long as Tenant is not in default pursuant to Section 21 below.

e) Notice of Default; Right to Cure. Tenant agrees to give written notice of any default by Landlord to the holder of any Encumbrance or Underlying Lease ( “Lienholder”). Tenant agrees that, before it exercises any rights or remedies under the Lease, the Lienholder or Landlord shall have the right, but not the obligation, to cure the default within the same time, if any, given to Landlord to cure the default, plus what ever additional period is required by the Lienholder , which in any event shall be not less than an additional thirty (30) days. Tenant agrees that this cure period shall be extended by the time necessary for the Lienholder to begin foreclosure proceedings and to obtain possession of the Unit Property or Development, as applicable.

21.	DEFAULTS AND REMEDIES.

a) Tenant’s Default. The occurrence of any of the following shall constitute a default by Tenant under this Lease:

i) Tenant’s failure to pay when due any Rent required to be paid under this Lease if the failure continues for five (5) business days after written notice of the failure from Landlord to Tenant;

ii) Tenant’s failure to provide any instrument or assurance or estoppel certificate as required by Sections 19 and 20 if the failure continues for ten (10) days after written notice of the failure from Landlord to Tenant;

iii) Tenant’s failure to perform any other obligation under this Lease if the failure continues for thirty (30) days after written notice of the failure from Landlord to Tenant; provided, however, that if such failure is not susceptible of cure within such thirty (30) day period, Tenant shall not be in default so long as Tenant commences the cure within such thirty (30) day period and diligently pursues cure to completion.

iv) Tenant’s abandonment of the Unit Property, including Tenant’s absence from the Unit Property for seven (7) consecutive days (excluding Saturdays, Sundays, and California legal holidays) while in default under any provision of this Lease;

v) To the extent permitted by law:

(1) A general assignment by Tenant or any guarantor of the Lease for the benefit of creditors;

(2) The filing by or against Tenant, or any guarantor, of any proceeding under an insolvency or bankruptcy law, unless (in the case of an involuntary proceeding) the proceeding is dismissed within sixty (60) days;

(3) The appointment of a trustee or receiver to take possession of all or substantially all the assets of Tenant or any guarantor, unless possession is unconditionally restored to Tenant or that guarantor within thirty (30) days and the trusteeship or receivership is dissolved;

(4) Any execution or other judicially authorized seizure of all or substantially all the assets of Tenant located on the Unit Property, or of Tenant’s interest in this Lease, unless that seizure is discharged within thirty (30) days; or

vi) The committing of waste on the Unit Property.

b) Replacement of Statutory Notice Requirements. When this Lease requires service of a notice, that notice shall not be deemed to replace statutory notice, including any notices required by Code of Civil Procedure section 1161 or any similar or successor statute. When a statute requires service of a notice within a particular time and/or in a particular manner, service of that notice (or a similar notice required by this Lease) in the manner required by Section shall not replace or satisfy the statutory service-of-notice procedures, including those required by Code of Civil Procedure section 1162 or any similar or successor statute to the fullest extent permitted by law. In the event of any conflict between the notice provisions of this Lease and any California statutory law, the terms of the statutory law shall be deemed to control the rights and obligations of the parties.

c) Landlord’s Remedies on Tenant’s Default. On the occurrence of a default by Tenant, Landlord shall have the right to pursue any one or more of the following remedies in addition to any other remedies now or later available to Landlord at law or in equity. These remedies are not exclusive but cumulative.

i) Termination of Lease. Landlord may terminate this Lease and recover possession of the Unit Property. Once Landlord has terminated this Lease, Tenant shall immediately surrender the Unit Property to Landlord. On termination of this Lease, Landlord may recover from Tenant all of the following: (a) The worth at the time of the award of any unpaid Rent that has accrued at the time of the termination, to be computed by allowing interest at the rate set forth in Section 23 but in no case greater than the maximum amount of interest permitted by law; (b) The worth at the time of the award of the amount by which the unpaid Rent that would have been earned between the time of the termination and the time of the award exceeds the amount of unpaid Rent that Tenant proves could reasonably have been avoided, to be computed by allowing interest at the rate set forth in Section 23 but in no case greater than the maximum amount of interest permitted by law; (c) The worth at the time of the award of the amount by which the unpaid Rent for the balance of the Lease Term after the time of the award exceeds the amount of unpaid Rent that Tenant proves could reasonably have been avoided, to be computed by discounting that amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%); (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform obligations under this Lease, including brokerage commissions and advertising expenses, expenses of remodeling the Unit Property for a new tenant (whether for the same or a different use), and any special concessions made to obtain a new tenant; and (e) Any other amounts, in addition to or in lieu of those listed above, that may be permitted by applicable law.

ii) Continuation of Lease in Effect. Landlord shall have the remedy described in Civil Code section 1951.4, which provides that, when a tenant has the right to sublet or assign (subject only to reasonable limitations), the landlord may continue the lease in effect after the tenant’s breach and abandonment and recover Rent as it becomes due. Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may enforce all of Landlord’s rights and remedies under this Lease, including the right to recover all Rent as it becomes due.

iii) Tenant’s Subleases. Whether or not Landlord elects to terminate this Lease on account of any default by Tenant, Landlord may:

(1) Terminate any sublease, license, concession, or other consensual arrangement for possession entered into by Tenant and affecting the Unit Property.

(2) Choose to succeed to Tenant’s interest in such an arrangement. If Landlord elects to succeed to Tenant’s interest in such an arrangement, Tenant shall, as of the date of notice by Landlord of that election, have no further right to, or interest in, the Rent or other consideration receivable under that arrangement.

d) Form of Payment After Default. If Tenant fails to pay any amount due under this Lease within three (3) days after the due date or if Tenant draws a check on an account with insufficient funds, Landlord shall have the right to require that any subsequent amounts paid by Tenant to Landlord under this Lease (to cure a default or otherwise) be paid in the form of cash, money order, cashier’s or certified check drawn on an institution acceptable to Landlord, or other form approved by Landlord despite any prior practice of accepting payments in a different form.

e) Acceptance of Rent Without Waiving Rights. Landlord may accept Tenant’s payments without waiving any rights under this Lease, including rights under a previously served notice of default. If Landlord accepts payments after serving a notice of default, Landlord may nevertheless commence and pursue an action to enforce rights and remedies under the previously served notice of default.

f) Tenant’s Remedies on Landlord’s Default. Tenant waives any right to unilaterally declare a termination of this Lease and to vacate the Unit Property thereunder on Landlord’s default under this Lease. Tenant’s sole remedy on Landlord’s default is an action for damages as provided under Section 13, or injunctive or declaratory relief seeking a formal declaration as to the termination of the Lease, and Tenant’s rights thereunder.

22.	LANDLORD’S RIGHT TO PERFORM TENANT’S OBLIGATIONS

a) Landlord’s Right to Perform Tenant’s Obligations. All obligations to be performed by Tenant under this Lease shall be performed by Tenant at Tenant’s expense and without any reduction of Rent. If Tenant’s failure to perform an obligation continues for five (5) days after notice to Tenant, Landlord may perform the obligation on Tenant’s behalf, without waiving Landlord’s rights for Tenant’s failure to perform any obligations under this Lease and without releasing Tenant from such obligations. Within fifteen (15) days after receiving a statement from Landlord, Tenant shall pay to Landlord the amount of expense reasonably incurred by Landlord; in performing Tenant’s obligation under this Section, as Additional Rent.

23.	LATE PAYMENTS.

a) Late Charges. If any Rent payment is not received by Landlord or Landlord’s designee within five (5) days after that Rent is due, Tenant shall pay to Landlord a late charge (Late Charge(s)) of ten percent (10%) of such delinquent payment as liquidated damages. Tenant shall pay this amount for each calendar month in which all or any part of any Rent payment remains delinquent for more than five (5) days after the due date. The parties agree that this late charge represents a reasonable estimate of the expenses that Landlord will incur because of any late payment of Rent (other than attorney fees and costs incurred under Section 26). Landlord’s acceptance of any liquidated damages shall not constitute a waiver of Tenant’s default with respect to the overdue amount or prevent Landlord from exercising any of the rights and remedies available to Landlord under this Lease. Tenant shall pay the late charge as Additional Rent with the next installment of Rent.

24.	NONWAIVER.

a) Non-waiver. No waiver of any provision of this Lease shall be implied by any failure of Landlord to enforce any remedy for the violation of that provision, even if that violation continues or is repeated. Any waiver by Landlord of any provision of this Lease must be in writing. Such written waiver shall affect only the provision specified and only for the time and in the manner stated in the writing.

b) Acceptance and Application of Payment; Not Accord and Satisfaction. No receipt by Landlord of a lesser payment than the Rent required under this Lease shall be considered to be other than on account of the earliest amount due, and no endorsement or statement on any check or letter accompanying a payment or check shall be considered an accord and satisfaction. Landlord may accept checks or payments without prejudice to Landlord’s right to recover all amounts due and pursue all other remedies provided for in this Lease.

Landlord’s receipt of monies from Tenant after giving notice to Tenant terminating this Lease shall in no way reinstate, continue, or extend the Lease Term or affect the Termination Notice given by Landlord before the receipt of those monies. After serving notice terminating this Lease, filing an action, or obtaining final judgment for possession of the Unit Property, Landlord may receive and collect any Rent due, and the payment of that Rent shall not waive or affect such prior notice, action, or judgment.

25.	WAIVER OF RIGHT TO JURY TRIAL.

Waiver of Right to Jury Trial. Landlord and Tenant waive their respective rights to trial by jury of any contract or tort claim, counterclaim, cross-complaint, or cause of action in any action, proceeding, or hearing brought by either party against the other on any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, or Tenant’s use or occupancy of the Unit Property, including any claim of injury or damage or the enforcement of any remedy under any current or future law, statute, regulation, code, or ordinance.

Landlord’s initials         /s/ NT         Tenant’s initials         /s/ RS / /s/ RM

26.	ATTORNEY FEES AND COSTS.

Attorney Fees and Costs. If either party undertakes litigation against the other party arising out of or in connection with this Lease, the prevailing party shall be entitled to recover from the other party reasonable attorney fees and court costs incurred. The prevailing party shall be determined under Civil Code section 1717(b)(1) or any successor statute. Landlord shall also be entitled to collect from Tenant, as costs under this Lease, any attorney fees Landlord incurs in collecting any sum due from Tenant and not timely paid under the Lease whether or not Landlord institutes any legal action to collect such sum.

27.	LANDLORD’S ACCESS TO UNTT PROPERTY.

a) Landlord’s Access to Unit Property. Landlord and its agents shall have the right at all reasonable times to enter the Unit Property to: (a) inspect the Unit Property; (b) show the Unit Property to prospective purchasers, mortgagees, or tenants or to ground Landlords or underlying Landlords; (c) serve, post, and keep posted notices required by law or that Landlord considers necessary for the protection of Landlord or the Development; or (d) make repairs, replacements, alterations, or improvements to the Unit Property or Development that Landlord considers necessary or desirable. Despite any other provision of this Section 27, Landlord may enter the Unit Property at any time to: (a) perform services required of Landlord; (b) take possession due to any breach of this Lease; or (c) perform any covenants of Tenant that Tenant fails to perform.

b) Tenant’s Waiver. Landlord may enter the Unit Property without the abatement of Rent and may take steps to accomplish the stated purposes. Tenant waives any claims for damages caused by Landlord’s entry, including damage claims for: (a) injuries; (b) inconvenience to or interference with Tenant’s business; (c) lost profits; and (d) loss of occupancy or quiet enjoyment of the Unit Property, unless such damages arise solely from the gross negligence of the Landlord.

c) Method of Entry. For entry as permitted by this Section 27, Landlord shall at all times have a key or, if applicable, a card key with which to unlock all the doors in the Unit Property, excluding Tenant’s vaults, and safes. In an emergency situation, Landlord shall have the right to use any means that Landlord considers proper to open the doors in and to the Unit Property. Any such entry into the Unit Property by Landlord shall not be considered a forcible or unlawful entry into, or a detainer of, the Unit Property or an actual or constructive eviction of Tenant from any portion of the Unit Property.

28.	SIGNS.

Development Name; Landlord’s Signage Rights. Subject to Tenant’s signage rights under this Section 28, Landlord and/or the Association may at any time change the name of the Development and install, affix, and maintain all signs on the exterior and interior of the Development as they may, in their sole discretion, desire. Tenant shall not have or acquire any property right or interest in the name of the Development. Tenant may make reasonable use the name of the Development or pictures or illustrations of the Development in advertising or other publicity during the Lease Term. Tenant’s right to maintain signs at the Development shall be subject to the consent of the Association, the Project Documents, and the rules and regulations of any governmental authority having jurisdiction over the Development.

29.	TENANT PARKING.

a) Number of Parking Spaces. Tenant shall have non-exclusive use of available unmarked parking spaces within the Development as shown on Exhibit “A”. Tenant agrees and acknowledges that Tenant has no exclusive parking spaces nor exclusive parking rights within the Development parking area except as the same my be designated or other wise approved in writing by the Association.

b) Changes in Location, Layout, and Service. Tenant acknowledges and agrees that the Association has the right to change the location, size, configuration, design, layout, and all other aspects of the parking facility, including the discontinuance of the escort or valet system. The Association may close off or restrict access to the parking facility from time to time to facilitate construction, alteration, or improvements, without incurring any liability to Tenant and without any abatement of Rent under this Lease.

c) Parking Rules and Regulations. Tenant’s continued right to non-exclusive use of available unmarked parking spaces within the Development is conditioned on Tenant’s abiding by all rules and regulations prescribed from time to time for the orderly operation and use of the parking facility, Laws and Orders, and the Covenants, Codes and Restrictions. Tenant shall use all reasonable efforts to ensure that Tenant’s employees and visitors also comply with such rules and regulations.

30.	MISCELLANEOUS.

a) Captions. The captions of articles and sections and the table of contents of this Lease are for convenience only and have no effect on the interpretation of the provisions of this Lease.

b) Word Usage. Unless the context clearly requires otherwise: (a) the plural and singular numbers shall each be considered to include the other; (b) the masculine, feminine, and neuter genders shall each be considered to include the others; (c) “shall,” “will,” “must,” “agrees,” and “covenants” are each mandatory; (d) “may” is permissive; (e) “or” is not exclusive; and (f) “includes” and “including” are not limiting.

c) Counting Days. Days shall be counted by excluding the first day and including the last day. If the last day is a Saturday, Sunday, or legal holiday as described in Government Code sections 6700-6701, it shall be excluded. Any act required by this Lease to be performed by a certain day shall be timely performed if completed before 5 p.m. local time on that date. If the day for performance of any obligation under this Lease is a Saturday, Sunday, or legal holiday, the time for performance of that obligation shall be extended to 5 p.m. local time on the first following date that is not a Saturday, Sunday, or legal holiday.

d) Entire Agreement Amendments. This Lease and all exhibits referred to in this Lease constitute the final, complete, and exclusive statement of the terms of the agreement between Landlord and Tenant pertaining to Tenant’s lease of the Unit Property and supercedes all prior and contemporaneous understandings or agreements of the parties. Neither party has been induced to enter into this Lease by, and neither party is relying on, any representation or warranty outside those expressly set forth in this Lease. This Lease may be amended only by an agreement in writing signed by Landlord and Tenant/the party to be charged.

e) Exhibits. The Exhibits and Addendum, if applicable, attached to this Lease are a part of this Lease and incorporated into this Lease by reference.

f) Reasonableness and Good Faith. Except as limited elsewhere in this Lease, whenever this Lease requires Landlord or Tenant to give its consent or approval to any action on the part of the other, such consent or approval shall not be unreasonably withheld or delayed. If either Landlord or Tenant disagrees with any determination covered by this provision and reasonably requests the reasons for that determination, the determining party shall furnish its reason in writing and in reasonable detail within five (5) business days following the request.

g) Partial Invalidity. If a court or arbitrator of competent jurisdiction holds any Lease clause to be invalid or unenforceable in whole or in part for any reason, the validity and enforceability of the remaining clauses, or portions of them, shall not be affected.

h) Binding Effect. Subject to Section 16 and Section 30(o), this Lease shall bind and benefit the parties to this Lease and their legal representatives and successors in interest.

i) Independent Covenants. This Lease shall be construed as though the covenants between Landlord and Tenant are independent and not dependent. Tenant expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations under this Lease, Tenant shall not be entitled: (a) to make any repairs or perform any acts at Landlord’s expense; or (b) to any setoff of the Rent or other amounts owing under this Lease against Landlord. The foregoing, however, shall in no way impair Tenant’s right to bring a separate action against Landlord for any violation by Landlord of the provisions of this Lease if notice is first given to Landlord and any lender of whose address Tenant has been notified, and an opportunity is granted to Landlord and that lender to correct those violations as provided in Sections 20 and 21.

j) Governing Law. This Lease shall be construed and enforced in accordance with the laws of the State of California.

k) Notices. All notices (including requests, demands, approvals, or other communications) under this Lease shall be in writing.

i) Method of Delivery. Notice shall be sufficiently given for all purposes as follows:

(1) When personally delivered to the recipient, notice is effective on delivery.

(2) When mailed by certified mail with return receipt requested, notice is effective on receipt if delivery is confirmed by a return receipt.

(3) When delivered by Federal Express/Airborne/United Parcel Service/DHL WorldWide Express with charges prepaid or charged to the sender’s account, notice is effective on delivery if delivery is confirmed by the delivery service.

(4) When sent by telex or fax to the last telex or fax number of the recipient known to the party giving notice, notice is effective on receipt as long as (1) a duplicate copy of the notice is promptly given by first-class or certified mail or by overnight delivery or (2) the receiving party delivers a written confirmation of receipt. Any notice given by telex or fax shall be considered to have been received on the next business day if it is received after 5 p.m. (recipient’s time) or on a non-business day.

ii) Refused, Unclaimed, or Undeliverable Notices. Any correctly addressed notice that is refused, unclaimed, or undeliverable because of an act or omission of the party to be notified shall be considered to be effective as of the first date that the notice was refused, unclaimed, or considered undeliverable by the postal authorities, messenger, or overnight delivery service.

iii) Addresses. Addresses for purposes of giving notice are as follows:

Landlord:

Nicholas and Kathleen Tompkins

684 Higuera Street. Suite B

San Luis Obispo, CA 93401

Fax: (805) 544-0394

Tenant:

MindBody Soft, Inc.

Attn: Rick Stollmeyer

9119 Margarita Road

Atascadero, Ca 93422

Fax: 866-759-7958

Either party may change its address or telex or fax number by giving the other party notice of the change in any manner permitted by this section 30, provided, however, that Tenant must provide a street address suitable for personal service when changing its address.

iv) Lenders and Ground Lessor. If Tenant is notified of the identity and address of Landlord’s lender or ground or underlying lessor, Tenant shall give to that lender or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease.

l) Force Majeure. If performance by a party of any portion of this Lease is made impossible by any prevention, delay, or stoppage caused by strikes; lockouts; labor disputes; acts of God; inability to obtain services, labor, or materials or reasonable substitutes for those items; government actions; civil commotions; fire or other casualty; or other causes beyond the reasonable control of the party obligated to perform, performance by that party for a period equal to the period of that prevention, delay, or stoppage is excused. Tenant’s obligation to pay Rent, however, is not excused by this section.

m) Time of the Essence. Time is of the essence of this Lease and each of its provisions.

n) Modifications Required by Landlord’s Lender. If any lender of Landlord requires a modification of this Lease that will not increase Tenant’s cost or expense or materially or adversely change Tenant’s rights and obligations, this Lease shall be so modified and Tenant shall execute whatever documents are required and deliver them to Landlord within ten (10) days after the request.

o) Transfer of Landlord’s Interest. Landlord has the right to transfer all or part of its interest in the Development and Unit Property and in this Lease. On such a transfer, Landlord shall automatically be released from all liability accruing under this Lease, and Tenant shall look solely to that transferee for the performance of Landlord’s obligations under this Lease after the date of transfer. Landlord may assign its interest in this Lease to a mortgage lender as additional security. This assignment shall not release Landlord from its obligations under this Lease, and Tenant shall continue to look to Landlord for the performance of its obligations under this Lease.

p) Joint and Several Obligations of Tenant. If more than one individual or entity comprises Tenant, the obligations imposed on each individual or entity that comprises Tenant under this Lease shall be joint and several.

q) Submission of Lease. Submission of this document for examination or signature by the parties does not constitute an option or offer to lease the Unit Property on the terms in this document or a reservation of the Unit Property in favor of Tenant. This document is not effective as a lease or otherwise until executed arid delivered by both Landlord and Tenant.

r) Legal Authority.

i) Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of that corporation represents and warrants that: (a) the individual is authorized to execute and deliver this Lease on behalf of that corporation in accordance with a duly adopted resolution of the corporation’s board of directors and in accordance with that corporation’s articles of incorporation or charter and bylaws; (b) this Lease is binding on that corporation in accordance with its terms; (c) the corporation is a duly organized and legally existing corporation in good standing in the State of California; and (d) the execution and delivery of this Lease by that corporation shall not result in any breach of or constitute a default under any mortgage, deed of trust, lease loan, credit agreement, partnership agreement, or other contract or instrument to which that corporation is a party or by which that corporation may be bound.

If Tenant is a corporation, Tenant shall, within fifteen (15) days after the date of this Lease, deliver to Landlord a copy of a resolution of Tenant’s board of directors authorizing or ratifying the execution and delivery of this Lease. That resolution must be duly certified by the secretary or assistant secretary of the corporation.

If Tenant fails to comply with this subsection, each individual executing this Lease on behalf of the corporation shall be personally liable for all of Tenant’s obligations under this Lease.

ii) Partnership Authority. If Tenant is a partnership, Tenant represents and warrants: (a) that each individual executing this Lease on behalf of the partnership is duly authorized to execute and deliver this Lease in accordance with the partnership agreement, or an amendment to the partnership agreement, now in effect; (b) this Lease is binding on that partnership; (c) the partnership is a duly organized and legally existing partnership and has filed all certificates required by law; and (d) the execution and delivery of this Lease shall not result in any breach of or constitute a default under any mortgage, deed of trust, lease, loan, credit agreement, partnership agreement, or other contract or instrument to which the partnership is a party or by which the partnership may be bound.

iii) Limited Liability Company Authority. If Tenant is a limited liability company, each individual executing this Lease on behalf of that company represents and warrants that: (a) the individual(s) executing this Lease on behalf of the company has/have full power and authority under the company’s governing documents to execute and deliver this Lease in the name of and on behalf of the company and to cause the company to perform its obligations under this Lease; (b) the company is a limited liability company duly organized and validly existing under the laws of the State of California and is duly qualified and validly existing as a foreign limited liability company in California; and (c) the company has the power and authority under applicable law and its governing documents to execute and deliver this Lease and to perform its obligations under this Lease.

s) Right to Lease. Landlord reserves the absolute right to contract with any other person or entity to be a tenant in the Development as Landlord, in Landlord’s sole business judgment, determines best to promote the interests of the Development. Tenant does not rely on the expectation, and Landlord does not represent, that any specific tenant or type or number of tenants will, during the Lease Term, occupy any space in the Development.

t) No Air Rights. No rights to any view from the Unit Property or to exterior light to the Unit Property are created under this Lease.

u) Brokers. Landlord and Tenant each represents to the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for Prime Commercial Real Estate and Richardson Properties (the “Brokers”) and that they know of no other real estate broker or agent who is entitled to a commission or finder’s fee in connection with this Lease. Each party shall indemnify, protect, defend, and hold harmless the other party against all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including reasonable attorney fees) for any leasing commission, finder’s fee, or equivalent compensation alleged to be owing on account of the indemnifying party’s dealings with any real estate broker or agent other than the Brokers. The terms of this section shall survive the expiration or earlier termination of the Lease Term. Landlord shall solely be responsible for the payment of any commissions, fees or other payments to the Brokers with respect to this Lease.

31.	ACKNOWLEGEMENT OF RECIEPT AND EFFECT OF DOCUMENTS.

By its execution of this Lease, Tenant expressly acknowledges that Tenant has received and had the opportunity to read the following documents (“Project Documents”) prior to the execution of this Lease:

1.	The Declaration of Conditions, Covenants, and Restrictions for the Development and amendment thereto, (“CC&Rs”);

2.	The articles and bylaws of the Association;

Tenant acknowledges and agrees that Project Documents may be subject to amendment from time to time, in accordance with the provisions therein contained governing such amendments or modification.

32.	TENANT IMPROVEMENTS .

a) Landlord’s Contribution. Landlord agrees to contribute up to Four Hundred Twenty Three Thousand One Hundred Eight and 40/100 Dollars ($423,108.40 U.S.) towards Tenant Improvements to be constructed at the Unit Property (the “Landlord’s T.I. Contribution”) said funds shall be deposited by Landlord to a designated Tenant Improvement account with Heritage Oaks Bank in San Luis Obispo, California (hereinafter the “Tenant Improvement Account”) following the Tenant providing the Landlord with duly permitted tenant improvement plans which have been approved for construction by the City of San Luis Obispo (the “Tenant Improvement Plans”) , together with bids, prepared by licensed contractors, previously and reasonably approved by Landlord, for the construction and installation of said improvements at Tenant’s expense. For purposes of this Section the bids shall be broken down for construction draws in a fashion which would be acceptable to Heritage Oaks Bank for purpose of funding construction loan financing of the Tenant Improvements, and Landlord’s obligation to deposit said funds into the Tenant Improvement Account shall coincide with the timing of the construction benchmarks associated with such draw schedule as the same is reasonably approved by Landlord or Heritage Oaks Bank. For purposes of this Section “Tenant Improvement Plans” shall only be the plans which are submitted by the Tenant for construction of Tenant Improvements at the Commencement of this Lease, and shall not include any subsequent remodel, alterations or other construction work which may be performed by Tenant. To the extent that the total projected cost of construction of the Tenant Improvement Plans (the “Bid”) is less than $423,108.40, then Landlord’s obligation hereunder shall be limited to the Bid amount, plus any changes not to exceed, in aggregate the sum of $423,108.40. To the extent that Bid, or the cost of actually building the Tenant Improvements, is exceeds the Landlord’s T.I Contribution, then Landlord’s obligation hereunder shall be limited to depositing not more than $423,108.40 into the , Tenant Improvement Account in accordance with the approved draw schedule and Tenant shall be absolutely obligated to pay the balance (hereinafter the “Tenant’s T.I. Obligation”) of such bid or actual costs. If the Bid exceeds the Landlord’s T.I. Contribution obligation as herein described, or if change orders, modifications to the Tenant Improvement Plans, or other circumstances result in the actual costs of constructing the Tenant Improvements exceeding the Landlord’s T.I. Contribution, then Tenant shall, at Landlord’s request, first pay all of the Tenant’s T.I. Obligation towards the construction of the Tenant Improvements, and Landlord shall have no further obligation to make any deposits into the Tenant Improvement Account until Tenant has first paid out all of the Tenant’s T.I. Obligation from the Tenant Improvement Account in full. Landlord agrees and acknowledges that the costs and expenses incurred by Landlord in completing the Common Area Finish Work shall not be considered as a portion of Landlord’s T.I. Contribution hereunder.

b) Tenant’s Contribution. Following the production of the Bid, Tenant agrees to deposit an amount equal to the Tenant’s TI Obligation into the designated Tenant Improvement Account, g t within fifteen (15) days, or prior to the commencement of any construction of the Tenant Improvements which ever occurs first. Tenant must deposit additional funds to be utilized by for the construction and installation of Tenant Improvements at the Unit Property to the extent that change orders, modifications to the Tenant Improvement Plans, or other circumstances result in the actual costs of constructing the Tenant Improvements exceeding the Landlord’s T.I. Contribution. Tenant shall always be responsible to deposit any funds necessary to complete Tenant Improvements into said account following the consumption of all other deposits towards Tenant Improvements which are described herein.

c) The Tenant Improvement Account. In order to facilitate the construction of the tenant improvements at the Unit Property, the parties agree that an account designated as “Tenant Improvement Account: [Description of Unit]” shall be opened at Heritage Oaks Bank in San Luis Obispo, California. Under the provisions of subparagraphs (b) and (c) hereof the total amount of the Tenant’s T.I Obligation portion of the Bid shall be initially deposited into said account by Tenant. The designated signatory for the account shall be Tenant, and the account shall be maintained in trust for the benefit of Landlord in order to construct and install the Tenant Improvements reflected on the permitted Tenant Improvement Plans. The contractor for the construction of the Tenant Improvements shall be paid on an “as incurred” basis for the construction and installation of the permitted Tenant Improvements from the Tenant Improvement Account.

d) Tenant Improvements. For purposes of this paragraph, Tenant Improvements shall not include the building shell, floor structures, minimum required stairway access, and the “street to building” installations associated with tenant utility services (“rough in” installation for basic water, sewer, telephone, electrical and gas supply systems) or the Landlord’s Common Area Finish Work. All other improvements to be made to the Unit Property, (and the costs and charges associated with the installation of said improvements including permit and other regulatory and governmental fees) , including the installation of unfinished dividing walls between the Unit Property and Common Areas shall be deemed “Tenant Improvements”.

e) Default. Should construction or installation or other costs associated with Tenant Improvements exceed, or be reasonably projected by Landlord to exceed the total sums required to be deposited by Landlord and Tenant under the Bid prepared hereunder, Tenant shall be solely responsible to deposit any and all additional amounts necessary to complete the permitted Tenant Improvements to the Unit Property as herein required. If Tenant fails to tender sufficient sums to satisfy Tenant’s T.I. Obligation, within 5 days following written notice to Tenant, then Landlord shall have the right to declare this agreement in default. Following such a declaration any and all rights of Tenant to the use and occupancy of the Unit Property under the terms of this agreement shall be deemed waived by Tenant, and Landlord shall, without further consideration being tendered to Tenant, have the right to accept the Unit Property, all Tenant Improvements, and all prior contributions made by Tenant towards the Tenant Improvements, without further liability to Tenant, and without claim for offset or reimbursement. Following such a declaration of default, Tenant acknowledges that Tenant hereby waives: (a) any right to seek reimbursement of any contributions for Tenant Improvements made by Tenant under the terms of this agreement and, (b) any right to occupy the Unit Property under the terms of this agreement. Following such a default, Tenant’s further acknowledges that Tenant’s rights under this agreement shall be deemed forfeited. Landlord shall however otherwise account to Tenant for the security deposit described under Section 6 in accordance with applicable law of the State of California.

In reaching this agreement, the parties acknowledge that the Landlord’s damages following such a default would be difficult and impractical to reasonably estimate, and that the parties have negotiated the provisions of this paragraph in order to estimate and compensate Landlord for the damages which Landlord will otherwise incur following Tenant’s breach of this Section 32 of the agreement. The remedy allowed Landlord under this Section shall not be construed as limiting Landlord’s rights to pursue any other remedies, or the recovery of any and all other damages which may be associated with Tenant’s breach of this lease in accordance with Section 21. This provision shall be limited to solely defining the relative rights and obligations of the parties as to the amounts deposited in the Tenant

Improvement Account, establishing a basis for the Landlord’s declaring a default under the Lease and, establishing Landlord’s right to immediate possession of the Unit Property following a default by Tenant under this Section.

33.	PROJECT DOCUMENTS CONTROLLING.

Tenant hereby agrees that in the event of any conflict in the terms of this Lease with the terms of any of the Project Documents, the terms of the Project Documents shall control.

34.	OPTION TO EXTEND TERM OF LEASE.

Tenant has the option to extend the initial six (6) year term of this Lease, subject to all the provisions contained in this Lease, for one (1) consecutive, six (6) year period (“extended term”) immediately following the expiration of the initial six (6) year leasehold term. Each such extension must be exercised by Tenant delivering written notice to Landlord of Tenant’s unequivocal intent to exercise an option (“Option Notice”) at least nine (6) months before expiration of the original; provided that if Tenant is in default on the date of giving any Option Notice, the Option Notice shall be totally ineffective, or, if Tenant is in default beyond any notice and cure provision under any provision of this Lease on the date the extended term is to commence, the extended term shall not commence and this Lease shall have expired at the end of the original six year term. For purposes of this paragraph, Tenant shall not be deemed in default under any provision of this Lease, other than one requiring the payment of Base Monthly Rent, or additional rent, unless, within forty-five (45) days preceding the Option Notice delivery or anytime thereafter, Landlord has delivered Tenant a written notice describing such default, and Tenant has failed to cure such default within five (5) business days following delivery of such notice. Tenant shall have no other rights to extend the Term of this Lease beyond the extension described in this paragraph. During any extension of the term of this Lease, Base Rent shall be determined and payable as follows:

The Landlord and Tenant shall meet and attempt to agree in writing, within 90 days following Tenant’s timely delivery of the “Option Notice” to a new Base Rent which is equal to the then Prevailing Market Rent for the Unit Property. If Landlord and Tenant are unable to meet and agree, for any reason, as to the Prevailing Market Rent for the Unit Property within ninety (90) days following the delivery of the Option Notice required of Tenant for the commencement of a new extended term, then Tenant and Landlord shall have thirty (30) days immediately thereafter within which to jointly employ an M.A.I. designated appraiser acceptable to Landlord whose primary place of business is in San Luis Obispo, California, to determine the Prevailing Market Rent for the Unit Property. For purposes of this determination, “Prevailing Market Rate” shall be deemed to be the then prevailing fair market annual rent being charged for similar commercial units of comparable quality and location within the San Luis Obispo Airport/ Tank Farm vicinity. Unless otherwise agreed to, the parties shall, within one hundred eighty (180) days of the Tenant’s delivery of the option notice, obtain a written narrative opinion of the M.A.I. designated appraiser with respect to the Prevailing Market Rent for the Unit Property (the “Appraisal Opinion”). Each party shall bear one-half of the appraiser’s cost and expenses, unless otherwise paid by Tenant, Tenant’s share shall be payable, within thirty (30) days of the delivery of the narrative opinion, to Landlord as additional rent hereunder. Except as otherwise herein provided, the

Appraisal Opinion as to Prevailing Market Rent for the Unit Property shall be binding on both Landlord and Tenant and shall be the initial Base Rent due and payable at the commencement of the extended term, payable in equal monthly installments, with the first such installment becoming due on the first day of the Extended Term (The “Lease Extension Date”). Notwithstanding the foregoing, in the event that the Appraisal Opinion is less than the Base Rent being charged for the Unit Property during the last lease year of the original term of this Lease, then the initial monthly Base Rent for the extended term shall be the Base Rent as the same was due and payable during the year of the original term.

During the extended term, monthly Base Rent shall continue to be due on the first day of each calendar month during the extended term. Beginning on the first anniversary of the Lease Extension Date and each successive anniversary of that date thereafter during the Lease Term (“Adjustment Date(s)”), Base Rent shall increase by three percent (3%) over the Base Rent paid for the immediately preceding year.

Except for the modifications governing the payment of Base Rent as set forth above, all other terms and conditions of this lease shall be applicable to the extended term.

35.	RIGHT TO FUTURE DEVELOPMENT.

Landlord may, in its sole option, hereafter elect develop other adjacent real property which may be annexed into the Development, and shall have the right to proceed with the same, so long as such development does not unreasonably interfere with, or reduce the physical size of the Unit Property provided for in this Lease. To the extent that Landlord deems that Tenant’s cooperation is necessary for any reason, Tenant agrees to reasonably cooperate with Landlord in pursuing any development of the adjacent real property and shall execute any documents reasonably deemed necessary by Landlord to effect such development upon Landlords request, provided that the cost and expense associated with such documentation is borne by Landlord.

36.	ABSOLUTE NET LEASE.

It is the express purpose and intent of Landlord and Tenant that the Base Rent herein provided to be paid to Landlord by Tenant shall be absolutely net to Landlord. This Lease shall yield net to Landlord, without abatement, set-off or deduction therefrom, the Base Rent as herein provided to be paid during the Term. All costs, expenses, and impositions of every kind or nature whatsoever relating to the Unit Property, standing alone or as a portion of the Development, above and beyond the Landlord’s T.I. Obligation, which may arise or become due during the Term of this Lease or any extensions hereof, whether billed or assessed by Landlord or the Association shall be paid by Tenant directly or as Additional Rent, and Landlord shall be indemnified and saved harmless by Tenant from and against the same. Tenant hereby assumes and agrees to perform all duties and obligations with relation to the Unit Property, as well as the use, operation, and maintenance thereof, even though such duties and obligations would otherwise be construed to be those of a lessor. In the event that any provision of this agreement is deemed ambiguous, the parties agree that this paragraph shall control any issue associated with the interpretation of any payment obligation of Tenant above and beyond payment of Base Rent. Nothing herein contained, however, shall be deemed to require Tenant to pay or discharge any voluntary liens or mortgages of any character whatsoever which may be placed upon the Unit Property by the affirmative act of Landlord. Except as expressly set forth in this Lease, Tenant shall not have any right to terminate this Lease for any cause whatsoever, any present or future law to the contrary notwithstanding. Tenant agrees that it will remain obligated under this Lease in accordance with its terms notwithstanding any action which may be taken with respect to this Lease by Landlord, or by any trustee or receiver of Landlord in any bankruptcy or similar proceeding.

37.	ARBITRATION OF NON-RENT DISPUTES UNDER $30,000.00.

Notwithstanding any provision of this Lease to the contrary, If the parties are unable to agree, or are otherwise involved in any dispute regarding the terms of this Lease, other than a dispute involving the timely payment of any Rents due hereunder, (hereinafter “small non-rental disagreement” or “SNRD”) wherein the total amount at issue is $30,000.00 or less, then such SNRD may be submitted by either party to an impartial arbitrator whose decision shall be final and binding between the parties.

(a) Mutual Agreement: Upon the written request of either party for such arbitration delivered in accordance with the terms of Section 30(k) from either party to the other, the parties may meet or confer within five (5) days following delivery of the request, and mutually agree to an arbitrator who shall be charged with determining the SNRD within 30 days of the date of his employment. The parties shall equally split the charges and fees of any arbitrator selected by the mutual agreement of the parties.

(b) No Mutual Agreement: If the parties cannot agree to an arbitrator within five (5) days of delivery of the arbitration request, then either party may submit the matter for binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and the determination or judgment on the award rendered by that arbitrator may be thereafter entered in any court having jurisdiction thereof. The costs and fees of arbitration by the American Arbitration Association may be divided between the parties, or otherwise awarded in any fashion deemed reasonable by the arbitrator following the arbitration hearing.

(c) No Appeal or Collateral Attack: Under no circumstances will the decision of any arbitrator of a SNRD in accordance with the limitations of this section be subject to reconsideration or appeal, and the parties hereby waive any right to appeal, or to otherwise collaterally attack, any decision or judgment rendered by an arbitrator hereunder.

(d) Non-SNRD Dispute: In the event that either party commences an arbitration under the provisions of Section 37 (b), and the other party reasonably believes that such dispute is not an appropriate SNRD under this agreement, that party shall have the right to commence an action in a court of competent jurisdiction regarding such dispute, and the provisions of this Section shall be deemed suspended and no longer applicable to the dispute. In the event that court proceeding subsequently disposes of the dispute, and the amount at issue is deemed to be less than $30,000.00, then the party who attempted to originally invoke the arbitration under this section shall be entitled to an award of all attorneys fees and costs incurred in such action, regardless of whether or not that party is in fact the prevailing party, and the provisions of Section 26 shall not be applicable to that action.

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IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date set forth above.

LANDLORD:	TENANT:

Mindsoft Body, Inc.

/s/ Nicholas Tompkins	/s/ Rick Stolmeyer
Nicholas Tompkins	by Rick Stolmeyer, C.E.O.

/s/ Kathleen Tompkins	/s/ Robert J. Murphy
Kathleen Tompkins	by Robert J. Murphy C.M.O./C.F.O.

Unit Property Area
7,046 SF.
SPACE 210
SPACE 220
SPACE 240
BROAD STREET
METHOD OF AREAS
TANK FARM OFFICE PARK
BUILDING 100
X2

100- LEASE EXHIBIT - FLOOR 2

EXHIBIT B

AGREEMENT FOR MODIFICATION TO LEASE OF REAL PROPERTY

This Agreement for Modification to Lease of Real Property (“Agreement”) is made and entered into this 20 day of December, 2007 by and between NKT Commercial Properties, LLC, a California limited liability company, (“Landlord”) and MindBody Soft, Inc., a California corporation dba “Mindbody Online” (“Tenant”).

Landlord and Tenant hereby agree as follows:

1. Underlying Lease. Prior to these presents, and pursuant to a written lease agreement date November 22, 2006 the “Lease”) Landlord has leased to Tenant and Tenant has leased from Landlord certain premises which are a portion of that certain Development commonly known as 4051 Broad Street, San Luis Obispo, California, the “Tank Farm Office Park” as said Development is more particularly shown on Exhibit “A” hereto (the “Development”).

2. Additional Leasehold Space. Pursuant to this agreement (hereinafter the “Agreement”) Tenant and Landlord intend to extend the terms and conditions of the Lease to an additional portion of the Development, (hereinafter the “Additional Unit Property”), subject to the terms of the Lease, and all of the additional terms, modifications of the Lease, and other provisions of this Agreement. The Additional Unit Property which is the subject of this Agreement is a condominium unit of approximately 6930 net rentable square feet, and more particularly depicted on Exhibit “B” hereto. The Additional Unit Property is immediately adjacent to the Unit Property described in the Lease, and located within the same building (the “Building”) as the Unit Property. The Development, as used herein, means the Development as described at Section 1 of the Lease. The Building, as used herein, means the Building as described at Section 1 of the Lease.

3. Preparation of Additional Unit Property.; Acceptance. Tenant acknowledges and agrees that Tenant accepts the Additional Unit Property under this Agreement on a “where-is and as-is “ basis and that Landlord has made no representations or warranties, of any kind, regarding the physical condition of the Additional Unit Property, or the Development, or their suitability for any particular use, except as the same are expressly contained within this Agreement. Landlord represents that the Building, as constructed , is in substantial conformity with the Building plans as the same were approved by the City of San Luis Obispo, or as the same were modified during the course of construction of the Building. Tenant represents that Tenant has satisfied itself as to the fitness of the Additional Unit Property for Tenant’s intended use. Landlord shall not be liable to Tenant for any defect in the condition of the Additional Unit Property, the Building or Development at any time or for any reason unless the same is associated with a circumstances which constitute a material breach of any express warranty of Landlord herein contained.

4. Additional Base Rent. Commencing on May 1, 2008, Tenant shall pay to Landlord additional Base Rent, under the terms of the Lease, of One Hundred Seventeen Thousand Forty-Seven and 70/100 Dollars ($117,047.70 U.S.) per year in equal monthly payments of Nine Thousand Seven Hundred Fifty Three and 98/100 Dollars ($9,753.98 U.S.) in advance, on, or before the first day of every calendar month through out the Lease Term, without any setoff or deduction. Pursuant to this Agreement. the total Base Rent now due under the Lease shall be the sum of Two Hundred Fifty

Two Thousand Eight Hundred Ninety Five and 76/100 Dollars ($250,895.76 U.S) per year, in equal monthly installments of Twenty Thousand Nine Hundred Seven and 98/100 Dollars ($20,907.98 U.S). All rents under the Lease as herein modified shall be payable to Landlord at the address set forth at, or hereafter modified, under Section 30(k) of the Lease.

5. Additional Rents: Beginning on the May 1, 2008 all amounts due under Section 4 of the Lease as Additional Rents shall be increased and payable with respect to the Additional Unit Property for the same periods and in the same manner, time, and place as the Base Rent as herein modified is payable .

6. Tenant’s Share: Based upon the Additional Unit Property, Tenant’s Share of the various Additional Rents due under the terms of the Lease shall be increased as follows:

a) Tenant’s Building Share (“Tenant’s Building Share”) as the same is more particularly described at Section 4(a)(iv) of the Lease shall be hereby increased to Twenty Six and Four Hundredths percent (26.04%).

b) Tenant’s Development Share (Tenant’s Development Share”) as the same is more particularly described at Section 4(a)(iv) of the Lease shall be hereby increased to Sixteen and Eight-Two Hundredths percent (16.82%).

7. Security Deposit: The Security Deposit provided for under Section 6 of the Lease shall be increased by the sum of $ 9,753.98, (the “Additional Deposit”) for a total Security Deposit to be held by Landlord in the sum of $20,907.00. The Additional Deposit shall be due and payable by Tenant at the time of the Tenant’s execution of this Agreement.

8. Landlord’s Additional Tenant Improvement Contribution. Subject to the terms and conditions of the Lease, including but not limited to Section 32, Landlord hereby agrees to increase the Landlord’s T.I. Contribution, for purposes of the improvement of the Additional Unit Property, by the sum of Three Hundred Eighty Eight Thousand Eighty and 00/100 Dollars ($388,080.00 U.S.) towards Tenant Improvements to be constructed at the Additional Unit Property.

9. Lease Terms and Conditions: It is the express intention of the parties that the terms and conditions of the Lease, and the obligations of the Tenant as therein provided for, shall be fully applicable to the Additional Unit Property, except as expressly herein modified. The Additional Unit Property shall be considered, for all intents and purposes as a part of the Unit Property under the terms and conditions of the Lease, subject to the modifications herein expressly set forth. In the event that any conflict or ambiguity exists between the terms of the Lease, and the terms of this Agreement, any such conflict or ambiguity shall be resolved in a fashion which recognizes that the sole underlying purpose of this Agreement is to extend and increase Tenant’s obligations under the Lease in order to address the effect of increasing the net rentable area to be leased by Tenant to include the Additional Unit Property.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

LANDLORD:	TENANT:

NKT Commercial L.L.C.	Mindsoft Body, Inc.

/s/ Nicholas Tompkins	/s/ Rick Stolmeyer
Nicholas Tompkins, Member	by Rick Stolmeyer, C.E.O.

/s/ Robert J. Murphy
by Robert J. Murphy C.M.O./C.F.O.

AIR COMMERCIAL REAL ESTATE ASSOCIATION

STANDARD MULTI-TENANT OFFICE LEASE—NET

1. Basic Provisions (“Basic Provisions”).

1.1 Parties: This Lease (“Lease”), dated for reference purposes only April 1, 2009 is made by and between Tank Farm Office Park, LLC (“Lessor”) and Caliber Audit & Attest, LLP (“Lessee”), (collectively the “Parties”, or individually a “Party”).

1.2(a) Premises: That certain portion of the Project (as defined below), known as Suite Number(s) 120                                          , floor(s), consisting of approximately 1,737 rentable square feet and approximately 1,572 useable square feet (“Premises”). The Premises are located at: 4051 Broad Street, in the City of San Luis Obispo, County of San Luis Obispo, State of California, with zip code 93401. In addition to Lessee’s rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, the exterior walls, the area above the dropped ceilings, or the utility raceways of the building containing the Premises (“Building”) or to any other buildings in the Project. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the “Project.” The Project consists of approximately 90,722 rentable square feet. (See also Paragraph 2)

1.2(b) Parking: six (6) unreserved and                      reserved vehicle parking spaces at a monthly cost of $zero per unreserved space and $zero per reserved space.

1.3 Term: 3 years and 5 months (“Original Term”) commencing May 1, 2009 (“Lease and NNN Commencement Date”) and ending Sept. 30, 2012 (“Expiration Date”). (See also Paragraph 3)

1.4 Early Possession: If the Premises are available Lessee may have non-exclusive possession of the Premises commencing                      (“Early Possession Date”). (See also Paragraphs 3.2 and 3.3)

1.5 Base Rent: $2,605.50 per month (“Base Rent”), payable on the first day of each month commencing October 1, 2009. (See also Paragraph 4)

☒	If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted. See Paragraph 50.

1.6 Lessee’s Share of Operating Expenses: For Building 4051 Broad St. is 2.96% and Lessee’s share of Operating Expenses for the Tank Farm Office Park is 1.91% ~~percent ( %)~~ (“Lessee’s Share”). In the event that that size of the Premises and/or the Project are modified during the term of this Lease, Lessor shall recalculate Lessee’s Share to reflect such modification.

1.7 Base Rent and Other Monies Paid Upon Execution:

(a)	Base Rent: $2,605.50 for the period October 1-31 2009.

(b)	Operating Expenses: $694.80 for the period May 1-31 2009

(c)	Security Deposit: $2,605.50 (“Security Deposit”). (See also Paragraph 5)

(d)	Parking: $zero for the period .

(e)	Other: $zero for .

(f)	Total Due Upon Execution of this Lease: $5,905.80.

1.8 Agreed Use: Accounting and related services office. (See also Paragraph 6)

1.9 Insuring Party. Lessor is the “Insuring Party”. (See also Paragraph 8)

1.10 Real Estate Brokers: (See also Paragraph 15)

(a) Representation: The following real estate brokers (the “Brokers”) and brokerage relationships exist in this transaction (check applicable boxes):

☒	Pacifica Commercial Real Estate represents Lessor exclusively (“Lessor’s Broker”);

☒	Rossetti Co. represents Lessee exclusively (“Lessee’s Broker”); or

☐	represents both Lessor and Lessee (“Dual Agency”).

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(b) Payment to Brokers: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement (or if there is no such agreement, the sum of $2416.01 each ($4832.02) or 5% of the total Base Rent of the brokerage services rendered by the Brokers for the initial 3 year term plus 2 years of an Option period. The Option rent shall be a continuation of adjusting base rent including COLA. Brokers will be paid at 2.3% of total base rent for years 6-10 of the Option period. See Section 3.5).

~~1.11 Guarantor. The obligations of the Lessee under this Lease shall be guaranteed by                                          (“Guarantor”). (See also Paragraph 37)~~

1.12 ~~Business Hours for the Building:         a.m. to         p.m., Mondays through Fridays (except Building Holidays) and         a.m. to         p.m. on Saturdays (except Building Holidays). “Building Holidays” shall mean the dates of observation of New Year’s Day, President’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and                                          ..~~

1.13 Lessor Supplied Services. Notwithstanding the provisions of Paragraph 11.1, Lessor is NOT obligated to provide the following:

☒	Janitorial services

☒	Electricity

☒	Other (specify): Any services for the interior of the Premises are Lessee’s obligation.

1.14 Attachments. Attached hereto are the following, all of which constitute a part of this Lease:

☐	an Addendum consisting of Paragraphs through :

☐	a plot plan depicting the Premises (Exhibit A);

☒	a current set of the Rules and Regulations;

☐	a Work Letter;

☐	a janitorial schedule;

☐	other (specify): .

2. Premises.

2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. While the approximate square footage of the Premises may have been used in the marketing of the Premises for purposes of comparison, the Base Rent stated herein is NOT tied to square footage and is not subject to adjustment should the actual size be determined to be different. Note: Lessee is advised to verify the actual size prior to executing this Lease.

2.2 Condition. Lessor shall deliver the Premises to Lessee in a clean condition on the Commencement Date or the Early Possession Date, whichever first occurs (“Start Date”), and warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems (“HVAC”). and all other items which the Lessor is obligated to construct pursuant to the Work Letter attached hereto, if any, other than those constructed by Lessee, shall be in good operating condition on said date, that the structural elements of the roof, bearing walls and foundation of the Unit shall be free of material defects, and that the Premises do not contain hazardous levels of any mold or fungi defined as toxic under applicable state or federal law.

2.3 Compliance. Lessor warrants that to the best of its knowledge the improvements comprising the Premises and the Common Areas comply with the building codes that were in effect at the time that each such improvement, or portion thereof, was constructed, and also with all applicable laws, covenants or restrictions of record, regulations, and ordinances (“Applicable Requirements”) in effect on the Start Date. Said warranty does not apply to the use to which Lessee will put the Premises, modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Lessee’s use (see Paragraph 49). or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. NOTE: Lessee is responsible for determining whether or not the zoning and other Applicable Requirements are appropriate for Lessee’s intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same. If the Applicable Requirements are hereafter changed so as to require during the term of this Lease the construction of an addition to or an alteration of the Premises, the remediation of any Hazardous Substance. or the reinforcement or other physical modification of the Premises (“Capital Expenditure”), Lessor and Lessee shall allocate the cost of such work as follows:

                (a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general. Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last 2 years of this Lease and the cost thereof exceeds 6 months’ Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within 10 days after receipt of Lessee’s termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to 6 months’ Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least 90 days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

(b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor shall pay for such Capital Expenditure and Lessee shall only be obligated to pay. each month during the remainder of the term of this Lease or any extension thereof, on the date that on which the Base Rent is due, an amount equal to 144th of the portion of such costs reasonably attributable to the Premises. Lessee shall pay Interest on the balance but may prepay its obligation at any time. If, however, such Capital Expenditure is required during the last 2 years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon 90 days prior written notice to Lessee unless Lessee notifies Lessor, in writing,

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within 10 days after receipt of Lessor’s termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with Interest, from Rent until Lessor’s share of such costs have been fully paid. if Lessee is unable to finance Lessor’s share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon 30 days written notice to Lessor.

(c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall either: (I) immediately cease such changed use or intensity of use and/or take such other steps as may be necessary to eliminate the requirement for such Capital Expenditure, or (ii) complete such Capital Expenditure at its own expense. Lessee shall not have any right to terminate this Lease.

2.4 Acknowledgements. Lessee acknowledges that: (a) it has been given an opportunity to inspect and measure the Premises, (b) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the size and condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Lessee’s intended use, (c) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, (d) it is not relying on any representation as to the size of the Premises made by Brokers or Lessor, (e) the square footage of the Premises was not material to Lessee’s decision to lease the Premises and pay the Rent stated herein, and (f) neither Lessor, Lessor’s agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Lessee’s ability to honor the Lease or suitability to occupy the Premises, and (ii) it is Lessor’s sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

2.5 Lessee as Prior Owner/Occupant. The warranties made by Lessor in Paragraph 2 shall be of no force or effect if immediately prior to the Start Date Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary corrective work.

2.6 Vehicle Parking. So long as Lessee is not in default, and subject to the Rules and Regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to rent and use the number of parking spaces specified in Paragraph 1.2(b) at the rental rate applicable from time to time for monthly parking as set by Lessor and/or its licensee.

(a) If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

(b) The monthly rent per parking space specified in Paragraph 1.2(b) is subject to change upon 30 days prior written notice to Lessee. The rent for the parking is payable one month in advance prior to the first day of each calendar month.

2.7 Common Areas—Definition. The term “Common Areas” is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Project and interior utility raceways and installations within the Premises that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor. Lessee and other tenants of the Project and their respective employees, suppliers, shippers, customers, contractors and invitees, including, but not limited to, common entrances, lobbies, corridors, stairwells, public restrooms. elevators, parking areas, loading and unloading areas, trash areas, roadways, walkways, driveways and landscaped areas.

2.8 Common Areas—Lessee’s Rights. Lessor grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Project. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor’s designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

2.9 Common Areas—Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to adopt, modify, amend and enforce reasonable rules and regulations (“Rules and Regulations”) for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Project and their invitees. The Lessee agrees to abide by and conform to all such Rules and Regulations, and shall use its best efforts to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said Rules and Regulations by other tenants of the Project.

2.10 Common Areas—Changes. Lessor shall have the right, in Lessor’s sole discretion, from time to time:

(a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces. parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

(b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

(c) To designate other land outside the boundaries of the Project to be a part of the Common Areas;

(d) To add additional buildings and improvements to the Common Areas;

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(e) To use the Common Areas while engaged in making additional improvements. repairs or alterations to the Project, or any portion thereof; and

(f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Project as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3. Term.

3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

3.2 Early Possession. Any provision herein granting Lessee Early Possession of the Premises is subject to and conditioned upon the Premises being available for such possession prior to the Commencement Date. Any grant of Early Possession only conveys a non-exclusive right to occupy the Premises. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such Early Possession. All other terms of this Lease (including but not limited to the obligations to pay Lessee’s Share of the Operating Expenses) shall be in effect during such period. Any such Early Possession shall not affect the Expiration Date.

3.3 Delay In Possession. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession by such date. Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until Lessor delivers possession of the Premises and any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession is not delivered within 60 days after the Commencement Date. as the same may be extended under the terms of any Work Letter executed be Parties, Lessee may. at its option, by notice in writing within 10 days after the end of such 60 day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said 10 day period, Lessee’s right to cancel shall terminate. If possession of the Premises is not delivered within 120 days after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

3.4 Lessee Compliance. Lessor shall not be required to deliver possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence. Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor’s election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

3.5 Option to Extend. Lessee shall be given an option to extend this lease for one (1) period of three (3) years, with Option rent as a continuation of this adjusting base rent. All other terms shall remain the same.

3.6 30 Day First Right to Negotiate. See Addendum.

4. Rent.

4.1 Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent (Rent”).

4.2 Operating Expenses. Lessee shall pay to Lessor during the term hereof. in addition to the Base Rent, Lessee’s Share of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

(a) “Operating Expenses” include all costs incurred by Lessor relating to the ownership and operation of the Project, calculated as if the Project was at least 95% occupied, including, but not limited to, the following:

(i) The operation. repair, and maintenance in neat, clean, safe, good order and condition, of the following:

(aa) The Common Areas, including their surfaces, coverings. decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways. stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems. Common Area lighting facilities, building exteriors and roofs, fences and gates;

(bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, communication systems and other equipment used in common by, or for the benefit of, lessees or occupants of the Project. including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.(cc)

(ii) The cost of trash disposal, janitorial and security services, pest control services, and the costs of any environmental inspections:

(iii) The cost of any other service to be provided by Lessor that is elsewhere in this Lease stated to be an “Operating Expense”:

(iv) The cost of the premiums for the insurance policies maintained by Lessor pursuant to paragraph 8 and any deductible portion of an insured loss concerning the Building or the Common Areas;

(v) The amount of the Real Property Taxes payable by Lessor pursuant to paragraph 10;

(vi) The cost of water, sewer, gas, electricity, and other publicly mandated services not separately metered;

(vii) Labor, salaries, and applicable fringe benefits and costs. materials, supplies and tools, used in maintaining and/or cleaning the Project and accounting and management fees attributable to the operation of the Project:

(viii) The cost to replace equipment or capital components such as the roof, foundations, or exterior walls, the cost to replace a Common Area capital improvement, such as the parking lot paving, elevators or fences. and/or the cost of any capital improvement to the Building or the Project not covered under the provisions of Paragraph 2.3. Provided however, that if such equipment or capital component has a useful life for accounting purposes of 5 years or more that Lessor shall allocate the cost of any such capital improvement over a 12 year period and Lessee shall not be required to pay more than Lessee’s Share of 1/144th of the cost of such capital improvement in any given month;

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(ix) The cost to replace equipment or improvements that have a useful life for accounting purposes of 5 years or less.

(x) Reserves set aside for maintenance, repair, and/or replacement of Common Area improvements and equipment.

(b) Any item of Operating Expense that is specifically attributable to the Premises, the Building or to any other building in the Project or to the operation, repair and maintenance thereof, shall be allocated entirely to such Premises. Building, or other building. However, any such item that is not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Project.

(c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Project already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

(d) Lessees Share of Operating Expenses is payable monthly on the same day as the Base Rent is due hereunder. The amount of such payments shall be based on Lessor’s estimate of the Operating Expenses. Within 60 days after written request (but not more than once each year) Lessor shall deliver to Lessee a reasonably detailed statement showing Lessee’s Share of the actual Operating Expenses for the preceding year. If Lessee’s payments during such year exceed Lessee’s Share, Lessor shall credit the amount of such over-payment against Lessees future payments. If Lessee’s payments during such year were less than Lessee’s Share, Lessee shall pay to Lessor the amount of the deficiency within 10 days after delivery by Lessor to Lessee of the statement.

(e) Operating Expenses shall not include any expenses paid by any tenant directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other tenant, or by insurance proceeds.

4.3 Payment. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease). on or before the day on which it is due. All monetary amounts shall be rounded to the nearest whole dollar. in the event that any invoice prepared by Lessor is inaccurate such inaccuracy shall not constitute a waiver and Lessee shall be obligated to pay the amount set forth in this Lease. Rent for any period during the term hereof which is for less than one full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor’s rights to the balance of such Rent, regardless of Lessor’s endorsement of any check so stating. In the event that any check, draft, or other instrument of payment given by Lessee to Lessor is dishonored for any reason, Lessee agrees to pay to Lessor the sum of $25 in addition to any Late Charge and Lessor, at its option, may require all future Rent be paid by cashier’s check. Payments will be applied first to accrued late charges and attorney’s fees, second to accrued interest, then to Base Rent and Operating Expenses, and any remaining amount to any other outstanding charges or costs.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee’s faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount already due Lessor, for Rents which will be due in the future, and/ or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of the Security Deposit, Lessee shall within 10 days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor so that the total amount of the Security Deposit shall at all limes bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the initial Base Rent. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee. Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor’s reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor’s reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on such change in financial condition. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within 90 days after the expiration or termination of this Lease, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.

6. Use.

6.1 Use. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs occupants of or causes damage to neighboring premises or properties. Other than guide, signal and seeing eye dogs, Lessee shall not keep or allow in the Premises any pets, animals, birds, fish, or reptiles. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements of the Building, will not adversely affect the mechanical, electrical. HVAC, and other systems of the Building, and/or will not affect the exterior appearance of the Building. If Lessor elects to withhold consent. Lessor shall within 7 days after such request give written notification of same. which notice shall include an explanation of Lessor’s objections to the change in the Agreed Use.

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6.2 Hazardous Substances.

(a) Reportable Uses Require Consent. The term ‘Hazardous Substance” as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee’s expense) with all Applicable Requirements. “Reportable Use” shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or (iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use such as ordinary office supplies (copier toner. liquid paper, glue, etc.) and common household cleaning materials, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public. the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

(b) Duty to Inform Lessor. If Lessee knows. or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor. Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

(c) Lessee Remediation. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee’s expense, comply with all Applicable Requirements and take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

(d) Lessee Indemnification. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any. harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims. expenses, penalties, and attorneys’ and consultants’ fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from areas outside of the Project not caused or contributed to by Lessee). Lessee’s obligations shall include, but not be limited to. the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation. restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

(e) Lessor Indemnification. Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders. harmless from and against any and all environmental damages, including the cost of remediation, which result from Hazardous Substances which existed on the Premises prior to Lessee’s occupancy or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor’s obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

(f) Investigations and Remediations. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to Lessee’s occupancy, unless such remediation measure is required as a result of Lessee’s use (including “Alterations”, as defined in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor’s agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor’s investigative and remedial responsibilities.

                (g) Lessor Termination Option. If a Hazardous Substance Condition (see Paragraph 9.1(e)) occurs during the term of this Lease. unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor’s rights under Paragraph 6.2(d) and Paragraph 13), Lessor may. at Lessor’s option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor’s expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds 12 times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee, within 30 days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor’s desire to terminate this Lease as of the date 60 days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within 10 days thereafter, give written notice to Lessor of Lessee’s commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to 12 times the then monthly Base Rent or $100.000, whichever is greater. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor’s notice of termination.

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6.3 Lessee’s Compliance with Applicable Requirements. Except as otherwise provided in this Lease, Lessee shall, at Lessee’s sole expense, fully, diligently and in a timely manner. materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor’s engineers and/or consultants which relate in any manner to the Premises, without regard to whether said requirements are now in effect or become effective after the Start Date. Lessee shall, within 10 days after receipt of Lessor’s written request, provide Lessor with copies of ail permits and other documents, and other information evidencing Lessee’s compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements. Likewise, Lessee shall immediately give written notice to Lessor of: (i) any water damage to the Premises and any suspected seepage, pooling, dampness or other condition conducive to the production of mold; or (ii) any mustiness or other odors that might indicate the presence of mold in the Premises.

6.4 Inspection; Compliance. Lessor and Lessor’s “Lender” (as defined in Paragraph 30) and consultants shall have the right to enter into Premises at any time. in the case of an emergency, and otherwise at reasonable times after reasonable notice, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a Hazardous Substance Condition (see paragraph 9.1) is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspection, so long as such inspection is reasonably related to the violation or contamination. In addition. Lessee shall provide copies of all relevant material safety data sheets (MSDS) to Lessor within 10 days of the receipt of written request therefor.

7. Maintenance; Repairs, Utility Installations; Trade Fixtures and Alterations.

7.1 Lessee’s Obligations. Notwithstanding Lessor’s obligation to keep the Premises in good condition and repair. Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any improvements with the Premises. Lessor may, at its option, upon reasonable notice. elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee’s responsibility hereunder.

7.2 Lessor’s Obligations. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance), 4.2 (Operating Expenses), 6 (Use), 7.1 (Lessee’s Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler system, fire alarm and/or smoke detection systems, fire hydrants, and the Common Areas. Lessee expressly waives the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

7.3 Utility Installations; Trade Fixtures; Alterations.

(a) Definitions. The term “Utility Installations” refers to all floor and window coverings, air lines, vacuum lines, power panels, electrical distribution, security and fire protection systems, communication cabling, lighting fixtures, HVAC equipment, and plumbing in or on the Premises. The term “Trade Fixtures” shall mean Lessee’s machinery and equipment that can be removed without doing material damage to the Premises. The term “Alterations” shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. “Lessee Owned Alterations and/or Utility Installations” are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a).

(b) Consent. Lessee shall not make any Alterations or Utility Installations to the Premises without Lessors prior written consent. Lessee may, however, make non-structural Alterations or Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof, ceilings. floors or any existing walls. will not affect the electrical, plumbing, HVAC, and/or life safety systems. and the cumulative cost thereof during this Lease as extended does not exceed $2000. Notwithstanding the foregoing, Lessee shall not make or permit any roof penetrations and/or install anything on the roof without the prior written approval of Lessor. Lessor may, as a precondition to granting such approval, require Lessee to utilize a contractor chosen and/or approved by Lessor. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee’s: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount in excess of one month’s Base Rent, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to 150% of the estimated cost of such Alteration or Utility Installation and/or upon Lessee’s posting an additional Security Deposit with Lessor.

                 (c) Liens; Bonds. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic’s or materialmen’s lien against the Premises or any interest therein. Lessee shall give Lessor not less than 10 days notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to 150% of the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action. Lessee shall pay Lessor’s attorneys’ fees and costs.

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7.4 Ownership; Removal; Surrender; and Restoration.

(a) Ownership. Subject to Lessor’s right to require removal or elect ownership as hereinafter provided. all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

(b) Removal. By delivery to Lessee of written notice from Lessor not earlier than 90 and not later than 30 days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

(c) Surrender; Restoration. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. “Ordinary wear and tear” shall not include any damage or deterioration that would have been prevented by good maintenance practice. Notwithstanding the foregoing, if this Lease is for 12 months or less, then Lessee shall surrender the Premises in the same condition as delivered to Lessee on the Start Date with NO allowance for ordinary wear and tear. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures. Lessee owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee. Lessee shall also completely remove from the Premises any and all Hazardous Substances brought onto the Premises by or for Lessee. or any third party (except Hazardous Substances which were deposited via underground migration from areas outside of the Project) even if such removal would require Lessee to perform or pay for work that exceeds statutory requirements. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. Any personal property of Lessee not removed on or before the Expiration Date or any earlier termination date shall be deemed to have been abandoned by Lessee and may be disposed of or retained by Lessor as Lessor may desire. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8. Insurance; Indemnity.

8.1 Insurance Premiums. The cost of the premiums for the insurance policies maintained by Lessor pursuant to paragraph 8 are included as Operating Expenses (see paragraph 4.2 (a)(iv)). Said costs shall include increases in the premiums resulting from additional coverage related to requirements of the holder of a mortgage or deed of trust covering the Premises, Building and/or Project, increased valuation of the Premises, Building and/or Project, and/or a general premium rate increase. Said costs shall not, however, include any premium increases resulting from the nature of the occupancy of any other tenant of the Building. In no event, however, shall Lessee be responsible for any portion of the premium cost attributable to liability insurance coverage in excess of $2,000,000 procured under Paragraph 8.2(b).

8.2 Liability Insurance.

(a) Carried by Lessee. Lessee shall obtain and keep in force a Commercial General Liability policy of insurance protecting Lessee and Lessor as an additional insured against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an annual aggregate of not less than $2,000,000. Lessee shall add Lessor as an additional insured by means of an endorsement at least as broad as the Insurance Service Organization’s “Additional Insured-Managers or Lessors of Premises” Endorsement. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an “insured contract” for the performance of Lessee’s indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. Lessee shall provide an endorsement on its liability policy(ies) which provides that its insurance shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

(b) Carried by Lessor. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

8.3 Property Insurance—Building, Improvements and Rental Value.

                 (a) Building and Improvements. Lessor shall obtain and keep in force a policy or policies of insurance in the name of Lessor, with loss payable to Lessor, any ground-lessor. and to any Lender insuring loss or damage to the Building and/or Project. The amount of such insurance shall be equal to the full insurable replacement cost of the Building and/or Project. as the same shall exist from time to time, or the amount required by any Lender, but in no event more than the commercially reasonable and available insurable value thereof. Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee’s personal property shall be insured by Lessee not by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (including ~~except~~ the perils of flood and/or earthquake if required by Lessor unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause. the deductible amount shall not exceed $1,000 per occurrence.

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(b) Rental Value. Lessor shall also obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one year with an extended period of indemnity for an additional 180 days (“Rental Value insurance”). Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next 12 month period.

(c) Adjacent Premises. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Project if said increase is caused by Lessee’s acts, omissions, use or occupancy of the Premises.

(d) Lessee’s Improvements. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

8.4 Lessee’s Property; Business Interruption Insurance.

(a) Property Damage. Lessee shall obtain and maintain insurance coverage on all of Lessee’s personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

(b) Business Interruption. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

(c) No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee’s property. business operations or obligations under this Lease.

8.5 Insurance Policies, Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a “General Policyholders Rating” of at least A-, VI, as set forth in the most current issue of “Best’s Insurance Guide”, or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after 30 days prior written notice to Lessor. Lessee shall, at least 10 days prior to the expiration of such policies, furnish Lessor with evidence of renewals or “insurance binders” evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year. or the length of the remaining term of this Lease. whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

8.7 Indemnity. Except for Lessor’s gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor’s master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages. liens, judgments, penalties, attorneys’ and consultants’ fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee’s expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

8.8 Exemption of Lessor and its Agents from Liability. Notwithstanding the negligence or breach of this Lease by Lessor or its agents, neither Lessor nor its agents shall be liable under any circumstances for: (i) injury or damage to the person or goods, wares, merchandise or other property of Lessee. Lessee’s employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, indoor air quality, the presence of mold or from the breakage, leakage, obstruction or other defects of pipes. fire sprinklers, wires. appliances. plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building, or from other sources or places, (ii) any damages arising from any act or neglect of any other tenant of Lessor or from the failure of Lessor or its agents to enforce the provisions of any other lease in the Project, or (iii) injury to Lessee’s business or for any loss of income or profit therefrom. Instead, it is intended that Lessee’s sole recourse in the event of such damages or injury be to file a claim on the insurance policy(ies) that Lessee is required to maintain pursuant to the provisions of paragraph 8.

8.9 Failure to Provide Insurance. Lessee acknowledges that any failure on its part to obtain or maintain the insurance required herein will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely difficult to ascertain. Accordingly, for any month or portion thereof that Lessee does not maintain the required insurance and/or does not provide Lessor with the required binders or certificates evidencing the existence of the required insurance, the Base Rent shall be automatically increased. without any requirement for notice to Lessee, by an amount equal to 10% of the then existing Base Rent or $100, whichever is greater. The parties agree that such increase in Base Rent represents fair and reasonable compensation for the additional risk/costs that Lessor will incur by reason of Lessee’s failure to maintain the required insurance. Such increase in Base Rent shall in no event constitute a waiver of Lessee’s Default or Breach with respect to the failure to maintain such insurance, prevent the exercise of any of the other rights and remedies granted hereunder, nor relieve Lessee of its obligation to maintain the insurance specified in this Lease.

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9. Damage or Destruction.

9.1 Definitions.

(a) “Premises Partial Damage” shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in 3 months or less from the date of the damage or destruction, and the cost thereof does not exceed a sum equal to 6 month’s Base Rent. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

(b) “Premises Total Destruction” shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in 3 months or less from the date of the damage or destruction and/or the cost thereof exceeds a sum equal to 6 month’s Base Rent. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

(c) “Insured Loss” shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a). irrespective of any deductible amounts or coverage limits involved.

(d) “Replacement Cost” shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto. including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

(e) “Hazardous Substance Condition” shall mean the occurrence or discovery of a condition involving the presence of. or a contamination by, a Hazardous Substance, in, on, or under the Premises which requires restoration.

9.2 Partial Damage Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor’s expense, repair such damage (but not Lessee’s Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor’s election, make the repair of any damage or destruction the total cost to repair of which is $5,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements. full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within 10 days following receipt of written notice of such shortage and request therefor, If Lessor receives said funds or adequate assurance thereof within said 10 day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. if such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within 10 days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or (ii) have this Lease terminate 30 days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3. notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

9.3 Partial Damage Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee’s expense). Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor’s expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within 30 days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective 60 days following the date of such notice. In the event Lessor elects to terminate this Lease. Lessee shall have the right within 10 days after receipt of the termination notice to give written notice to Lessor of Lessee’s commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

9.4 Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate 60 days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor’s damages from Lessee, except as provided in Paragraph 8.6.

        9.5 Damage Near End of Term. If at any time during the last 6 months of this Lease there is damage for which the cost to repair exceeds one month’s Base Rent, whether or not an Insured Loss. Lessor may terminate this Lease effective 60 days following the date of occurrence of such damage by giving a written termination notice to Lessee within 30 days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is 10 days after Lessee’s receipt of Lessor’s written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds. Lessor shall, at Lessor’s commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee’s option shall be extinguished.

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9.6 Abatement of Rent; Lessee’s Remedies.

(a) Abatement. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee’s use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

(b) Remedies. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within 90 days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee’s election to terminate this Lease on a date not less than 60 days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within 30 days thereafter, this Lease shall terminate as of the dale specified in said notice. If the repair or restoration is commenced within such 30 days, this Lease shall continue in full force and effect. “Commence” shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

9.7 Termination; Advance Payments. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee’s Security Deposit as has not been, or is not then required to be, used by Lessor.

10. Real Property Taxes.

10.1 Definitions. As used herein, the term “Real Property Taxes” shall include any form of assessment: real estate, general. special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Project, Lessor’s right to other income therefrom, and/or Lessor’s business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Project address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Project is located. Real Property Taxes shall also include any tax, fee, levy. assessment or charge, or any increase therein: (i) imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Project, (ii) a change in the improvements thereon, and/or (iii) levied or assessed on machinery or equipment provided by Lessor to Lessee pursuant to this Lease.

10.2 Payment of Taxes. Except as otherwise provided in Paragraph 10.3, Lessor shall pay the Real Property Taxes applicable to the Project. and said payments shall be included in the calculation of Operating Expenses in accordance with the provisions of Paragraph 4.2.

10.3 Additional Improvements. Operating Expenses shall not include Real Property Taxes specified in the tax assessor’s records and work sheets as being caused by additional improvements placed upon the Project by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.2 hereof. Lessee shall, however. pay to Lessor at the time Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations. Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee’s request or by reason of any alterations or improvements to the Premises made by Lessor subsequent to the execution of this Lease by the Parties.

10.4 Joint Assessment. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor’s work sheets or such other information as may be reasonably available. Lessor’s reasonable determination thereof, in good faith, shall be conclusive.

10.5 Personal Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations and Utility Installations, Trade Fixtures. furnishings. equipment and all personal property of Lessee contained in the Premises. When possible, Lessee shall cause its Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee’s said property shall be assessed with Lessor’s real property. Lessee shall pay Lessor the taxes attributable to Lessee’s property within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee’s property.

11. Utilities and Services.

11.1 Services Provided by Lessor. Lessor shall provide heating, ventilation, air conditioning, ~~reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use in connection with an office, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures~~. Lessor shall also provide janitorial services to the Premises and Common Areas 5 times per week, excluding Building Holidays, or pursuant to the attached janitorial schedule, if any. Lessor shall not. however, be required to provide janitorial services to kitchens or storage areas included within the Premises.

11.2 Services Exclusive to Lessee. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If a service is deleted by Paragraph 1.13 and such service is not separately metered to the Premises, Lessee shall pay at Lessor’s option, either Lessee’s Share or a reasonable proportion to be determined by Lessor of all charges for such jointly metered service.

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11.3 Hours of Service. Said services arid utilities shall be provided during times set forth in Paragraph 1.12. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

11.4 Excess Usage by Lessee. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security and trash services, over standard office usage for the Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee’s expense supplemental equipment and/or separate metering applicable to Lessee’s excess usage or loading.

11.5 Interruptions. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor’s reasonable control or in cooperation with governmental request or directions.

12. Assignment and Subletting.

12.1 Lessor’s Consent Required.

(a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, “assign or assignment”) or sublet all or any part of Lessee’s interest in this Lease or in the Premises without Lessor’s prior written consent.

(b) Unless Lessee is a corporation and its stock is publicly traded on a national stock exchange. a change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis. of 25% or more of the voting control of Lessee shall constitute a change in control for this purpose.

(c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing. transfer, leveraged buyout or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee’s assets occurs. which results or will result in a reduction of the Net Worth of Lessee by an amount greater than 25% of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. “Net Worth of Lessee” shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

(d) An assignment or subletting without consent shall. at Lessor’s option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease. or (ii) upon 30 days written notice, increase the monthly Base Rent to 110% of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to 110% of the price previously in effect. and (ii) all fixed and nonfixed rental adjustments scheduled during the remainder of the Lease term shall be increased to 110% of the scheduled adjusted rent.

(e) Lessee’s remedy for any breach of Paragraph 12.1 try Lessor shall be limited to compensatory damages and/or injunctive relief.

(f) Lessor may reasonably withhold consent to a proposed assignment or subletting if Lessee is in Default at the time consent is requested.

(g) Notwithstanding the foregoing. allowing a de minimis portion of the Premises, ie. 20 square feet or less, to be used by a third party vendor in connection with the installation of a vending machine or payphone shall not constitute a subletting.

12.2 Terms and Conditions Applicable to Assignment and Subletting.

(a) Regardless of Lessor’s consent, no assignment or subletting shall: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

(b) Lessor may accept Rent or performance of Lessee’s obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessors right to exercise its remedies for Lessees Default or Breach.

(c) Lessors consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

(d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee’s obligations under this Lease, including any assignee or sublessee, without first exhausting Lessors remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor,

                 (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor’s determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $500 as consideration for Lessor’s considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested. (See also Paragraph 36)

(f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment, entering into such sublease, or entering into possession of the Premises or any portion thereof, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease. other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

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(g) Lessor’s consent to any assignment or subletting shall not transfer to the assignee or sublessee any Option granted to the original Lessee by this Lease unless such transfer is specifically consented to by Lessor in writing. (See Paragraph 39.2)

12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

(a) Lessee hereby assigns and transfers to Lessor all of Lessee’s interest in ail Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee’s obligations under this Lease: provided. however, that until a Breach shall occur in the performance of Lessee’s obligations, Lessee may collect said Rent. In the event that the amount collected by Lessor exceeds Lessee’s then outstanding obligations any such excess shall be refunded to Lessee. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee’s obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee. upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee’s obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

(b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

(c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

(d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor’s prior written consent.

(e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13. Default; Breach; Remedies.

13.1 Default; Breach. A “Default” is defined as a failure by the Lessee to comply with or perform any of the terms. covenants, conditions or Rules and Regulations under this Lease. A “Breach” is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

(a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof. or without providing reasonable assurances to minimize potential vandalism.

(b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due. to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of 3 business days following written notice to Lessee. THE ACCEPTANCE BY LESSOR OF A PARTIAL PAYMENT OF RENT OR SECURITY DEPOSIT SHALL NOT CONSTITUTE A WAIVER OF ANY OF LESSOR’S RIGHTS, INCLUDING LESSOR’S RIGHT TO RECOVER POSSESSION OF THE PREMISES.

(c) The failure of Lessee to allow Lessor and/or its agents access to the Premises or the commission of waste, act or acts constituting public or private nuisance, and/or an illegal activity on the Premises by Lessee, where such actions continue for a period of 3 business days following written notice to Lessee.

(d) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting, (iv) an Estoppel Certificate or financial statements, (v) a requested subordination, (vi) evidence concerning any guarantee and/or Guarantor. (vii) any document requested under Paragraph 41, (viii) material data safety sheets (MSDS), or (ix) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of 10 days following written notice to Lessee.

(e) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 2.9 hereof, other than those described in subparagraphs 13.1(a), (b), {c) or (d). above, where such Default continues for a period of 30 days after written notice; provided, however, that if the nature of Lessees Default is such that more than 30 days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said 30 day period and thereafter diligently prosecutes such cure to completion.

                (f) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a “debtor” as defined in 11 U.S.C. § 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days): (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee’s assets located at the Premises or of Lessees interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee’s assets located at the Premises or of Lessees interest in this Lease, where such seizure is not discharged within 30 days: provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

(g) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

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(h) If the performance of Lessee’s obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor’s liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor’s becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor’s refusal to honor the guaranty. or (v) a Guarantor’s breach of its guaranty obligation on an anticipatory basis, and Lessee’s failure, within 60 days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

13.2 Remedies. If Lessee fails to perform any of its affirmative duties or obligations, within 10 days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee’s behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies. or governmental licenses, permits or approvals. Lessee shall pay to Lessor an amount equal to 115% of the costs and expenses incurred by Lessor in such performance upon receipt of an invoice therefor. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

(a) Terminate Lessee’s right to possession of the Premises by any lawful means. in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises. reasonable attorneys’ fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee’s Breach of this Lease shall not waive Lessor’s right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

(b) Continue the Lease and Lessee’s right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor’s interests, shall not constitute a termination of the Lessee’s right to possession.

(c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee’s right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee’s occupancy of the Premises.

13.3 Inducement Recapture. Any agreement for free or abated rent or other charges, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee’s entering into this Lease, all of which concessions are hereinafter referred to as “Inducement Provisions”, shall be deemed conditioned upon Lessee’s full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within 5 days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall immediately pay to Lessor a one-time late charge equal to 10% of each such overdue amount or $100, whichever is greater. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee’s Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder, In the event that a late charge is payable hereunder, whether or not collected, for 3 consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary. Base Rent shall, at Lessor’s option, become due and payable quarterly in advance.

13.5 Interest. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within 30 days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the 31st day after it was due as to non-scheduled payments. The interest (“Interest”) charged shall be computed at the rate of 10% per annum but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

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13.6 Breach by Lessor.

(a) Notice of Breach. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph. a reasonable time shall in no event be less than 30 days after receipt by Lessor. and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed: provided, however, that if the nature of Lessor’s obligation is such that more than 30 days are reasonably required for its performance, then Lessor shall not be in breach it performance is commenced within such 30 day period and thereafter diligently pursued to completion.

(b) Performance by Lessee on Behalf of Lessor. In the event that neither Lessor nor Lender cures said breach within 30 days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee’s expense and offset from Rent the actual and reasonable cost to perform such cure, provided, however. that such offset shall not exceed an amount equal to the greater of one month’s Base Rent or the Security Deposit, reserving Lessee’s right to seek reimbursement from Lessor for any such expense in excess of such offset. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively “Condemnation”), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the rentable floor area of the Premises, or more than 25% of Lessee’s Reserved Parking Spaces, if any, are taken by Condemnation, Lessee may, at Lessee’s option, to be exercised in writing within 10 days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within 10 days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor. whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages: provided, however, that Lessee shall be entitled to any compensation paid by the condemnor for Lessee’s relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15. Brokerage Fees.

15.1 Additional Commission. In addition to the payments-owed pursuant-to Paragraph 1.10 above, and unless Lessor and the Brokers otherwise agree in writing. Lessor-agrees that: (a) if Lessee exercises any Option, (b) if Lessee or anyone affiliated with Lessee acquires from Lessor any rights to the Premises or other premises owned by Lessor and located within the Project. (c) if Lessee remains in possession of the Premises, with the consent of Lessor, after-the expiration of this Lease, or (d) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then, Lessor shall pay Brokers a fee in accordance with the schedule of the Brokers in effect at the time of the execution of this Lease.

15.2 Assumption of Obligations. Any buyer or transferee of Lessor’s interest in this Lease shall be deemed to have assumed Lessor’s obligation hereunder. Brokers shall be third party beneficiaries of the provisions of Paragraphs 1.10, 15, 22 and 31. If Lessor fails to pay to Brokers any amounts due as and for brokerage fees pertaining to this Lease when due, then such amounts shall accrue Interest. In addition, if Lessor fails to pay any amounts to Lessee’s Broker when due, Lessee’s Broker may send written notice to Lessor and Lessee of such failure and if Lessor fails to pay such amounts within 10 days after said notice, Lessee shall pay said monies to its Broker and offset such amounts against Rent. In addition. Lessee’s Broker shall be deemed to be a third party beneficiary of any commission agreement entered into by and/or between Lessor and Lessor’s Broker for the limited purpose of collecting any brokerage fee owed.

15.3 Representations and Indemnities of Broker Relationships. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder’s fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs expenses, attorneys’ fees reasonably incurred with respect thereto.

16. Estoppel Certificates.

(a) Each Party (as “Responding Party”) shall within 10 days after written notice from the other Party (the “Requesting Party”) execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current “Estoppel Certificate” form published by the AIR Commercial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

(b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such 10 day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party’s performance, and (iii) if Lessor is the Requesting Party, not more than one month’s rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party’s Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

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(c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall within 10 days after written notice from Lessor deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee’s financial statements for the past 3 years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Definition of Lessor. The term “Lessor” as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee’s interest in the prior lease. In the event of a transfer of Lessor’s title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor, Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Days. Unless otherwise specifically indicated to the contrary, the word “days” as used in this Lease shall mean and refer to calendar days.

20. Limitation on Liability. The obligations of Lessor under this Lease shall not constitute personal obligations of Lessor or its partners, members, directors, officers or shareholders, and Lessee shall look to the Project, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against Lessor’s partners, members, directors, officers or shareholders. or any of their personal assets for such satisfaction.

21. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein. and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23. Notices.

23.1 Notice Requirements. All notices required or permitted by this Lease or applicable law shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party’s signature on this Lease shall be that Party’s address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee’s taking possession of the Premises, the Premises shall constitute Lessee’s address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

23.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given 72 hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given 24 hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt (confirmation report from fax machine is sufficient), provided a copy is also delivered via delivery or mail. If notice is received on a Saturday. Sunday or legal holiday. it shall be deemed received on the next business day.

24. Waivers.

(a) No waiver by Lessor of the Default or Breach of any term. covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor’s consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor’s consent to. or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent.

(b) The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

(c) THE PARTIES AGREE THAT THE TERMS OF THIS LEASE SHALL GOVERN WITH REGARD TO ALL MATTERS RELATED THERETO AND HEREBY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE TO THE EXTENT THAT SUCH STATUTE IS INCONSISTENT WITH THIS LEASE.

25. Disclosures Regarding The Nature of a Real Estate Agency Relationship.

(a) When entering into a discussion with a real estate agent regarding a real estate transaction, a Lessor or Lessee should from the outset understand what type of agency relationship or representation it has with the agent or agents in the transaction. Lessor and Lessee acknowledge being advised by the Brokers in this transaction, as follows:

(i) Lessor’s Agent. A Lessor’s agent under a listing agreement with the Lessor acts as the agent for the Lessor only. A Lessor’s agent or subagent has the following affirmative obligations: To the Lessor: A fiduciary duty of utmost care, integrity, honesty. and loyalty in dealings with the Lessor. To the Lessee and the Lessor: a. Diligent exercise of reasonable skills and care in performance of the agent’s duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

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(ii) Lessee’s Agent. An agent can agree to act as agent for the Lessee only. In these situations, the agent is not the Lessors agent. even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Lessor. An agent acting only for a Lessee has the following affirmative obligations. To the Lessee: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessee. To the Lessee and the Lessor: a. Diligent exercise of reasonable skills and care in performance of the agent’s duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of. the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

(iii) Agent Representing Both Lessor and Lessee. A real estate agent, either acting directly or through one or more associate licenses, can legally be the agent of both the Lessor and the Lessee in a transaction, but only with the knowledge and consent of both the Lessor and the Lessee. In a dual agency situation, the agent has the following affirmative obligations to both the Lessor and the Lessee: a. A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Lessor or the Lessee. b. Other duties to the Lessor and the Lessee as stated above in subparagraphs (i) or (ii). In representing both Lessor and Lessee, the agent may not without the express permission of the respective Party, disclose to the other Party that the Lessor will accept rent in an amount less than that indicated in the listing or that the Lessee is willing to pay a higher rent than that offered. The above duties of the agent in a real estate transaction do not relieve a Lessor or Lessee from the responsibility to protect their own interests, Lessor and Lessee should carefully read all agreements to assure that they adequately express their understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional.

(b) Brokers have no responsibility with respect to any default or breach hereof by either Party. The Parties agree that no lawsuit or other legal proceeding involving any breach of duty, error or omission relating to this Lease may be brought against Broker more than one year after the Start Date and that the liability (including court costs and attorneys’ fees), of any Broker with respect to any such lawsuit and/or legal proceeding shall not exceed the fee received by such Broker pursuant to this Lease: provided, however, that the foregoing limitation on each Broker’s liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

(c) Lessor and Lessee agree to identify to Brokers as “Confidential” any communication or information given Brokers that is considered by such Party to be confidential.

26. No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to 150% of the Base Rent applicable immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions; Construction of Agreement. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30. Subordination; Attornment; NonDisturbance.

30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease. mortgage, deed of trust, or other hypothecation or security device (collectively. “Security Device”), now or hereafter placed upon the Premises. to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders 01 any such Security Devices (in this Lease together referred to as “Lender’) shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the hen of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

30.2 Attornment. In the event that Lessor transfers title to the Premises, or the Premises are acquired by another upon the foreclosure or termination of a Security Device to which this Lease is subordinated (i) Lessee shall, subject to the non-disturbance provisions of Paragraph 30.3, attom to such new owner, and upon request, enter into a new lease, containing all of the terms and provisions of this Lease, with such new owner for the remainder of the term hereof, or, at the election of the new owner, this Lease will automatically become a new lease between Lessee and such new owner, and (ii) Lessor shall thereafter be relieved of any further obligations hereunder and such new owner shall assume all of Lessor’s obligations, except that such new owner shall not: (a) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) be subject to any offsets or defenses which Lessee might have against any prior lessor, (c) be bound by prepayment of more than one month’s rent. or (d) be liable for the return of any security deposit paid to any prior lessor.

30.3 NonDisturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee’s subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a “NonDisturbance Agreement”) from the Lender which Non-Disturbance Agreement provides that Lessee’s possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach

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hereof and attorns to the record owner of the Premises. Further, within 60 days after the execution of this Lease, Lessor shall, if requested by Lessee, use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said 60 days, then Lessee may. at Lessee’s option, directly contact Lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided. however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises. Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. Attorneys’ Fees. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder. the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys’ fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, “Prevailing Party” shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought. as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys’ fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys’ fees reasonably incurred. In addition, Lessor shall be entitled to attorneys’ fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

32. Lessors Access; Showing Premises; Repairs. Lessor and Lessor’s agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times after reasonable prior notice for the purpose of showing the same to prospective purchasers, lenders, or tenants, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee’s use of the Premises. All such activities shall be without abatement of rent or liability to Lessee. In addition, Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forcible or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessees property or business in connection therewith.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor’s prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. Signs. Lessor may place on the Premises ordinary “For Sale” signs at any time and ordinary “For Lease” signs during the last 6 months of the term hereof. Lessor may not place any sign on the exterior of the Building that covers any of the windows of the Premises. Except for ordinary “For Sublease” signs which may be placed only on the Premises, Lessee shall not place any sign upon the Project without Lessor’s prior written consent. All signs must comply with all Applicable Requirements. Lessee shall be allowed signage on monument and/or door subject to Landlord and City approval.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor’s failure within 10 days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor’s election to have such event constitute the termination of such interest.

36. Consents. Except as otherwise provided herein. wherever in this Lease the consent of a Party is required to an act by or for the other Party. such consent shall not be unreasonably withheld or delayed. Lessor’s actual reasonable costs and expenses (including but not limited to architects’, attorneys’, engineers’ and other consultants’ fees) incurred in the consideration of. or response to, a request by Lessee for any Lessor consent. including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor’s consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists. nor shall such consent be deemed a waiver of any then existing Default or Breach. except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor’s consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reason le detail within 10 business days following such request.

37. Guarantor.

37.1 Execution. The Guarantors, if any, shall each execute a guaranty in the form most recently published by the AIR Commercial Real Estate Association.

37.2 Default. It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor’s behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) an Estoppel Certificate, or (d) written confirmation that the guaranty is still in effect.

38. Quiet Possession. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee’s part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

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39. Options. If Lessee is granted an Option, as defined below, then the following provisions shall apply.

39.1 Definition. “Option” shall mean: (a) the right to extend or reduce the term of or renew this Lease or to extend or reduce the term of or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase, the right of first offer to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

39.2 Options Personal To Original Lessee. Any Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

39.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

39.4 Effect of Default on Options.

(a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given 3 or more notices of separate Default, whether or not the Defaults are cured. during the 12 month period immediately preceding the exercise of the Option.

(b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee’s inability to exercise an Option because of the provisions of Paragraph 39.4(a).

(c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee’s due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term or completion of the purchase, (i) Lessee fails to pay Rent for a period of 30 days after such Rent becomes due (without any necessity of Lessor to give notice thereof), or (ii) if Lessee commits a Breach of this Lease.

40. Security Measures. Lessee hereby acknowledges that the Rent payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties. In the event, however, that Lessor should elect to provide security services, then the cost thereof shall be an Operating Expense.

41. Reservations.

(a) Lessor reserves the right: (i) to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, (ii) to cause the recordation of parcel maps and restrictions, (iii) to create and/or install new utility raceways, so long as such easements, rights, dedications, maps, restrictions, and utility raceways do not unreasonably interfere with the use of the Premises by Lessee. Lessor may also: change the name, address or title of the Building or Project upon at least 90 days prior written notice; provide and install, at Lessee’s expense. Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate; grant to any lessee the exclusive right to conduct any business as long as such exclusive right does not conflict with any rights expressly given herein; and to place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the Building or the Project or on pole signs in the Common Areas. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate such rights. The obstruction of Lessee’s view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

(b) Lessor also reserves the right to move Lessee to other space of comparable size in the Building or Project. Lessor must provide at least 45 days prior written notice of such move, and the new space must contain improvements of comparable quality to those contained within the Premises. Lessor shall pay the reasonable out of pocket costs that Lessee incurs with regard to such relocation, including the expenses of moving and necessary stationary revision costs. In no event, however, shall Lessor be required to pay an amount in excess of two months Base Rent. Lessee may not be relocated more than once during the term of this Lease.

(c) Lessee shall not: (i) use a representation (photographic or otherwise) of the Building or Project or their name(s) in connection with Lessee’s business; or (ii) suffer or permit anyone. except in emergency, to go upon the roof of the Building.

42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment “under protest” and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If ii shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay. A Party who does not initiate suit for the recovery of sums paid “under protest” with 6 months shall be deemed to have waived its right to protest such payment.

43. Authority; Multiple Parties; Execution.

(a) If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within 30 days after request, deliver to the other Party satisfactory evidence of such authority.

(b) If this Lease is executed by more than one person or entity as “Lessee”, each such person or entity shall be jointly and severally liable hereunder. It is agreed that any one of the named Lessees shall be empowered to execute any amendment to this Lease, or other document ancillary thereto and bind all of the named Lessees, and Lessor may rely on the same as if all of the named Lessees had executed such document.

(c) This Lease may be executed by the Parties in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

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44. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

45. Offer. Preparation of this Lease by either party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

46. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee’s obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

47. Waiver of Jury Trial. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING THE PROPERTY OR ARISING OUT OF THIS AGREEMENT.

48. Arbitration of Disputes. An Addendum requiring the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease ☐ is ☐ is not attached to this Lease.

49. Americans with Disabilities Act. Since compliance with the Americans with Disabilities Act (ADA) is dependent upon Lessee’s specific use of the Premises, Lessor makes no warranty or representation as to whether or not the Premises comply with ADA or any similar legislation. In the event that Lessee’s use of the Premises requires modifications or additions to the Premises in order to be in ADA compliance, Lessee agrees to make any such necessary modifications and/or additions at Lessee’s expense.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AIR COMMERCIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING AND SIZE OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT AND THE SUITABILITY OF THE PREMISES FOR LESSEE’S INTENDED USE.

WARNING: IF THE PREMISES ARE LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES ARE LOCATED.

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©2002 - AIR COMMERCIAL REAL ESTATE ASSOCIATION	FORM MTON-5-05/09E2

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at: San Luis Obispo		Executed at: San Luis Obispo, CA
On:		On:

By LESSOR:		By LESSEE:

Tank Farm Office Park LLC		Caliber Audit & Attest, LLP
Tompkins Trust 11/14/07, its Sole Member

By:	/s/ Nick Tompkins	By:	/s/ Kim Spiller
Name Printed: Nick Tompkins		Name Printed: Kim Spiller
Title: Trustee		Title: Partner

By:		By:	/s/ Greg Wooke
Name Printed:		Name Printed: Greg Wooke
Title:		Title: CFO
Address:		Address:

Telephone: (805) 541-9004		Telephone: (805) 888-0242
Facsimile: (805) 544-0394		Facsimile: (805) 888-0201
Federal ID No.		Federal ID No.

LESSOR’S BROKER:		LESSEE’S BROKER:

Pacifica Commercial Real Estate
Attn: Christopher Garner		Attn:
Title: Broker		Title: CFO
Address: 218 West Carmen, Suite 211		Address:
Santa Maria, CA 93458
Telephone: (805) 928-2800		Telephone: ( )
Facsimile: (805) 349-9375		Facsimile: ( )
Federal ID No.		Federal ID No.

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 800 W 6th Street, Suite 800, Los Angeles, CA 90017. Telephone No. (213) 687-8777. Fax No.: (213) 687-8616.

© Copyright 2002—By AIR Commercial Real Estate Association.

All rights reserved. No part of these works may be reproduced in any form without permission in writing.

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©2002 - AIR COMMERCIAL REAL ESTATE ASSOCIATION	FORM MTON-5-05/09E2

RENT ADJUSTMENT(S)

STANDARD LEASE ADDENDUM

Dated 4/6/2009

By and Between (Lessor) Tank Farm Office Park, LLC

(Lessee)	Caliber Audit & Attest, LLP

Address of Premises: 4051 Broad Street, Suite 120
San Luis Obispo, CA 93401

Paragraph 50

A. RENT ADJUSTMENTS:

The monthly rent for each month of the adjustment period(s) specified below shall be increased using the method(s) indicated below: (Check Method(s) to be Used and Fill in Appropriately)

☒ I. Cost of Living Adjustment(s) (COLA)

a. ON (Fill in COLA Dates): October 1, 2010; October 1, 2011

The Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for (select one): ☐ CPI W (Urban Wage Earners and Clerical, Workers) or ☒ CPI U (All Urban Consumers), for (Fill in Urban Area):

Los Angeles, Riverside, Orange County Area                                                                                               . All items (1982-1984 = 100), herein referred to as “CPI”.

b. This monthly rent payable in accordance with paragraph A.1.a. of this Addendum shall be calculated as follows: the Base Rent set forth in paragraph 1.5 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month 2 months prior to the month(s) specified in paragraph A.1.a. above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is 2 months prior to (select one): the ☐ first month of the term of this Lease as set forth in paragraph 1.3 (“Base Month”) or ☒ (Fill in Other “Base Month”): August, 2009.

The sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the rent adjustment. In no event shall the change, for any one year, be more than a five percent (5%) adjustment.

c. In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties.

☐ II. Market Rental Value Adjustment(s) (MRV)

a. On (Fill in MRV Adjustment Date(s):

The Base Rent shall be adjusted to the “Market Rental Value” of the property as follows:

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©2002 - AIR COMMERCIAL REAL ESTATE ASSOCIATION	FORM RA-3-8/00E

1) Four months prior to each Market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date. If agreement cannot be reached within thirty days, then:

(a) Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next 30 days. Any associated costs will be split equally between the Parties, or

(b) Both Lessor and Lessee shall each immediately make a reasonable determination of the MRV and submit such determination, in writing, to arbitration in accordance with the following provisions:

(i) Within 15 days thereafter, Lessor and Lessee shall each select an ☐ appraiser or ☐ broker (“Consultant”, check one) of their choice to act as an arbitrator. The two arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator.

(ii) The 3 arbitrators shall within 30 days of the appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessor’s or Lessee’s submitted MRV is the closest thereto. The decision of a majority of the arbitrators shall be binding on the Parties. The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.

(iii) If either of the Parties fails to appoint an arbitrator within the specified 15 days, the arbitrator timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the Parties.

(iv) The entire cost of such arbitration shall be paid by the party whose submitted MRV is not selected, i.e., the one that is NOT the closest to the actual MRV.

2) Notwithstanding the foregoing, the new MRV shall not be less than the rent payable for the month immediately preceding the rent adjustment.

b. Upon the establishment of each New Market Rental Value:

1) The new MRV will become the new “Base Rent” for the purpose of calculating any further Adjustments, and

2) The first month of each Market Rental Value term shall become the new “Base Month” for the purpose of calculating any further Adjustments.

☐ III. Fixed Rental Adjustment(s) (FRA)

The Base Rent shall be increased to the following amounts on the dates set forth below:

On (Fill in FRA Adjustment Date(s)):	The New Base Rent shall be:

B. NOTICE:

Unless specified otherwise herein, notice of any such adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.

~~C. BROKERS FEE:~~

~~The Brokers shall be paid a Brokerage Fee for each adjustment specified above in accordance with paragraph 15 of the Lease.~~

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 800 W 6th Street, Suite 800, Los Angeles, CA 90017. Telephone No. (213) 687-8777. Fax No.: (213) 687-8616.

/s/ KS	/s/ NT

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©2002 - AIR COMMERCIAL REAL ESTATE ASSOCIATION	FORM RA-3-8/00E

Standard Multi-Tenant Office Lease – Net

Addendum to Lease dated April 6, 2009

By and Between

Tank Farm Office Park, LLC (Lessor)

and

Caliber Audit & Attest, LLP (Lessee)

First Right to Negotiate Purchase

During the Term of this Lease, Lessee shall have the first right to negotiate the purchase of the Leases Premises upon the following terms and conditions.

A Upon Lessors unequivocal decision to sell the Leased Premises, and prior to listing the Leased Premises for Sale, Lessor shall deliver to Lessee written notice (the Sale Notice) stating Lessor’s unequivocal decision to sell the Leased Premises.

B Lessee shall have thirty (30) days from the delivery of the Sale Notice to negotiate with Lessor, for the purchase of the Leased Premises pursuant to whatever terms and conditions may thereafter be agreed to between the parties. To the extent the parties enter into an agreement (the “Purchase Agreement”) the Purchase Agreement shall become effective when reduced to writing and signed by the parties.

C Upon parties failure to execute a Purchase Agreement within said 30 day period, or as such period may thereafter be extended by the mutual written agreement of the parties, Lessor may proceed to sell the Leased Premises at any time, and to any third party, on any terms and conditions free and clear of any rights of Lessee pursuant to this section,

D The rights granted to Lessee under this Section shall have no applicability to (i) any transfer resulting from the granting of a security interest in fee title to the Leased Premises, or (ii) any transfer resulting from a foreclosure or deed in lieu foreclosure of fee title to the Leased Premises.

E Nothing contained within this Section shall be deemed to apply to any conveyance.

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LEASE OF REAL PROPERTY LOCATED AT

4051 BROAI STREET, SUITE 110

SAN LUIS OBISPO, CA

TABLE OF CONTENTS

1.	REAL PROPERTY, PROSECE, AND UNIT PROPERTY	1
2.	LEASE TERM	2
3.	BASE RENT	2
4.	ADDITIONAL RENT	3
5.	USE	8
6.	SECURITY DEPOSIT	9
7.	COIVIPLIANCE WITH LAWS	9
8.	HAZARDOUS MATERIAL	10
9.	UTILITIES	11
10.	REPAIRS AND MAINTENANCE	12
11.	ALTERATIONS AND ADDITIONS	12
12.	COVENANT AGAINST LIENS	14
13.	EXCULPATION, INDEMNIFICATION, AND INSURANCE	14
14.	DAMAGE AND DESTRUCTION	21
15.	CONDEMNATION	21
16.	ASSIGNMENT AND SUBLEASING	23
17.	SURRENDER OF UNIT PROPERTY	25
18.	HOLDING OVER	26
19.	ESTOPPEL CERTIFICATES	27
20.	SUBORDINATION, NONDISTURBANCE, AND ATTORNMENT	27
21.	DEFAULTS AND REMEDIES	28
22.	LANDLORD’S RIGHT TO PERFORM TENANT’S OBLIGATIONS	30
23.	LATE PAYMENTS	31
24.	NONWAIVER	31
25.	WAIVER OF RIGHT TO JURY TRIAL	31
26.	ATTORNEY FEES AND COSTS	32
27.	LANDLORD’S ACCESS TO UNIT PROPERTY	32
28.	SIGNS	32
29.	TENANT PARKING	33
30.	MISCELLANEOUS	33
31.	ACKNOWLEGEMENT OF RECIEPT AND EFFECT OF DOCUMENTS	38
32.	PROJECT DOCUMENTS CONTROLLING	38
33.	OPTION TO EXTEND TERM OF LEASE	38
34.	RIGHT TO FUTURE DEVELOPMENT	39
35.	ABSOLUTE NET LEASE	39
36.	ARBITRATION OF NON-RENT DISFLYITS UNDER $30,000.00	40

AGREEMENT FOR LEASE OF REAL PROPERTY

This Agreement for Lease of Real Property (“Lease”) is made and entered into this             day of May, 2009 by and between Tank Farm Office Park, LLC, (“Landlord”) and Mindbody, Inc., a California corporation dba Mindbody Online (“Tenant”).

1. REAL PROPERTY, PROJECT, AND UNIT PROPERTY.

a) Lease of Unit Property. Landlord leases to Tenant and Tenant leases from Landlord the Unit Property herein described, being a portion of that certain Development commonly known as 4051 Broad Street, San Luis Obispo, California, the “Tank Farm Office Park” as the same is more particularly shown on Exhibit “A” hereto (the “Development”). Tenant acknowledges that Landlord has made no representation or warranty whatsoever regarding the condition of the Unit Property, or the Common Areas, defined below, except as specifically stated in this Lease. The Unit Property which is the subject of this Lease is a condominium unit and more particularly described as Space 110 as pictured in Exhibit “B” hereto. The Unit Property is located within a building of approximately 58,599 square foot building known as Building 100 (“Building”). The Development, as used herein, means the Building, parking areas, landscaping, and all other improvements within the Development (including Building 200 of which the Unit Property is not a part), together with any other common interests, easements or facilities located on adjoining real property, which are used or otherwise generally enjoyed by the owners and tenants of the Development, and constitute a part of the Development

b) Appurtenant Rights. Tenant is granted the right at all times during the Lease Term to the nonexclusive use of any main lobby of the Building, if any, common corridors and hallways stairwells, elevators, public restrooms within the Building, and other public and Common Areas located within the Development, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscape areas. This right, and the use of those areas, shall be subject to the Rules and Regulations, as defined in section 5(b). The term “Common Areas” is defined as all areas and facilities outside of the condominium units lying within the exterior boundary lines of the Development as the same may be designated by the Landlord or the Association, as defined below, from time to time for the general non-exclusive use of occupants of the Development, including owners and tenants of condominium units within the Development and their respective employees, suppliers, shippers, customers, contractors and invitees.

c) Landlord’s Reservation of Rights. The following right are reserved to Landlord: (a) The Landlord’s right to all of the Development, except for exclusive right to occupy the space within the Unit Property, as the same is herein provided for under this lease; (b) to the extent of Landlord’s interest in the Development, the right to access and control of Common Areas; (c) the rights reserved to Landlord by provisions of this Lease or by operation of law; and (d) All rights in the economic value of the leasehold estate in the Unit Property, as stated in Section 15 of this lease.

d) Preparation of Unit Property; Acceptance. Tenant acknowledges and agrees that Tenant accepts the Unit Property on a “where-is and as-is” basis and that Landlord has made no representations or warranties, of any kind, regarding the physical condition of the Unit Property or

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the Development or their suitability for any particular use, except as the same are expressly contained within this agreement. Landlord represents that the Building, as constructed, is in substantial conformity with the Building plans as the same were approved by the City of San Luis Obispo, or as the same were modified during the course of construction of the Building. Tenant represents the Tenant has satisfied itself as to the finless of the Unit Property to Tenant’s intended use. Landlord shall not be liable to Tenant for any defect in the condition of the Unit Property Building or Development at any time or for any reason unless the same is associated with circumstances which constitute a material breach of any express warranty of Landlord herein contained.

e) Rentable Area and Usable Area. For purposes of this Lease: (1) “Rentable Area,” and “Usable Area” of the Unit Property are each agreed to equal approximately 7095 Square Feet; (2) “Rentable Square Feet” and “Rentable Footage” shall have the same meaning as the term “Rentable Area”; and (3) “Usable Square Feet” and “Usable Square Footage” shall have the same meaning as the term “Usable Area.” All references to square footage in this Lease are approximations and Landlord makes no representation, warranty, or guaranty as to the exact square footage of the Unit Property, the Building or any portion idle Development. There shall be no adjustments to the Rent, defined below, or to any allocations made in the Lease in the event that the actual square footage differs from these approximations.

2. LEASE TERM

a) Lease Term. The term of this Lease (Lease Term) shall be five (5) years. The Lease Term shall commence on June 1, 2009, (“Lease Commencement Date”) and shall expire sixty (60) months thereafter (“Lease Expiration Date”) unless this Lease is sooner terminated as provided in this Lease. Base Rent shall be come due and payable commencing 120 days after the Lease Commencement Date.

b) Lease Year. For purposes of this Lease, the term Lease Year (Lease Year) means each consecutive twelve-month (12-month) period during the Lease Term as long as: (a) The first Lease Year commences on the Lease Commencement Date and ends on the last day of the eleventh (11th) calendar month thereafter, (b) The second (2nd) and each succeeding Letts Year commences on the first day of the next calendar month; and (c) The last Lease Year ends on the Lease Expiration Date or earlier date of termination.

3. BASE RENT.

a) Definition of “Base Rent” -No Set off. Commencing 120 days from the Lease Commencement Date (October 1, 2009), Tenant shall pay to Landlord base rent (“Base Rent”) of One Hundred Twenty Seven Thousand Seven Hundred Ten and No/00 Dollars ($127,710.00) per year in equal monthly payments of Ten Thousand Six Hundred Forty Two and 50/100 Dollars ($10,642.50) in advance, on, or before the first day of every calendar month during the Lease Term, without any setoff or deduction. Beginning on the second anniversary date of the Lease Commencement Date and each successive anniversary date thereafter (“Adjustment Date(s)”), during the Lease Term Base Rent shall increase by three percent (3%) over the Base Rent paid for the immediately preceding year. To the extent that Tenant exercises its option to extend the term of

2

this lease under the provisions of Section 34, the Base Rent due for during such extended term shall be due and payable commencing on the first day of the extended term as provided under Section 34, and shall continue to be adjusted on each Adjustment Date thereafter in accordance with the provisions of this paragraph.

b) Initial Payment; Proration. If any payment date (including the Lease Commencement Date) for “Base Rent,” as defined in section 3(a) falls on a day other than the first day of that calendar month, or if any Base Rent payment is for a period shorter than one calendar month, the Base Rent due for that fractional calendar month (“Fractional Month”) shall accrue and be paid based upon on a daily basis for each day of that Fractional Month at a daily rate equal to the prorated monthly Base Rent which would otherwise be due for an entire month at that point in the Term, with the daily rent being determined by multiplying such Base Rent by a fraction, the numerator being 1, and the denominator being the total number of calendar days in the full Fractional Month at issue. All other payments or adjustments that are required to be made under the terms of this Lease and that require pro-ration on a time basis shall be prorated on the same basis, including but not limited to the additional rent payments which accrued during the lease term which follows the Commencement Date. All payments received by Landlord from Tenant shall be applied to the oldest payment obligation owed by Tenant to Landlord. If any non-cash payment made by Tenant during the Lease Term is not paid by the bank or other institution on which it is drawn, Landlord shall have the right, exercised by notice to Tenant, to require that Tenant thereafter make all future payments due wider the Lease, whether such payments be Base Rent, additional rent or otherwise, by certified funds or cashier’s check.

4. ADDITIONAL RENT.

a) Additional Rent: Rent. In addition to paying the Base Rent specified in Section 3, Tenant shall pay as additional rent Tenant’s Share of all Common Area Operating Expenses (as defined in subsection 4(a) (ii)) at a rate of $0.40 per square foot or $2,838.00 per month. That additional rent, together with other amounts of any kind other than Base Rent, (hereafter “Additional Rent”) payable by Tenant to Landlord under the terms of this Lease, shall be deemed subject to collection in the same manner as monthly Base Rent, including by way of example and not limitation, the service of a notice to pay or quit and the commencement and prosecution of an action for unlawful detainer. Base Rent and Additional Rent are sometimes collectively referred to in this Lease as Rent (“Rent”). Beginning on the Lease Commencement Date (June 1, 2009) all amounts due under this Section 4 as Additional Rent are payable for the same periods and in the same manner, time, and place as the Base Rent Will be after the first anniversary of the Commencement Date. Unlike Base Rent, Additional Rent shall be due and payable upon the Lease Commencement Date. The following definitions apply in this Section:

i) Expense Year. Expense Year (“Expense Year”) means each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

ii) Common Area Operating Expenses. Common Area Operating Expenses (“Common Area Operating Expenses”) means all expenses, costs, and amounts of every kind that Landlord pays or incurs during any Expense Year because of; or in connection with, the ownership,

3

operation, management maintenance, repair, replacement, or restoration of the Development and the Building. Such expenses shall be included both where Landlord pays such amounts directly and where the Common Area owner’s association (“Association”) pays for same and Landlord pays Association for that cost, either directly or through fees, dues, assessments or other charges. For purposes of this Section 4, the use of the term “Landlord” shall always be deemed to include the Association.

(1) Examples of Common Area Operating Expenses. The definition of “Common Area Operating Expenses” includes, but without limitation, any amounts paid or incurred for:

(a) The cost of supplying any utilities for the Common Areas, and areas of the Development other than the condominium units (collectively the “Areas”).

(b) The cost of operating, managing, maintaining, and repairing the following systems: utility, mechanical, sanitary, storm drainage, escalator, elevator, fire detection, and sprinkler; as the same are located within the Areas.

(c) The cost of supplies and tools and of equipment, maintenance, and service contracts in connection with those systems.

(d) The cost of licenses, certificates, permits, and inspections of the Areas.

(e) The cost of contesting the validity or applicability of any government enactments that may affect the Common Area Operating Expenses.

(f) The costs incurred in connection with the implementation and operation of a transportation system management program or similar program for the Development

(g) The cost of insurance carried by Landlord, in amounts reasonably determined by Landlord.

(h) Fees, charges, and other costs including management fees (and any amounts in lieu of such fees), consulting fees, legal fees, and accounting fees of all persons engaged by Landlord or otherwise reasonably incurred by Landlord in connection with the operation, management, maintenance, and repair of the Areas.

(i) The cost of maintenance, repair, and restoration, including resurfacing, repainting, restriping, and cleaning of the parking space located within the Areas.

(j) Wages, salaries, and other compensation and benefits of all persons engaged in the operation, maintenance, or security of the Areas plus employer’s Social Security taxes, unemployment taxes, insurance, and any other taxes imposed on Landlord that may be levied on those wages, salaries, and other compensation and benefits. If any of Landlord’s employees provide services for more than one building of Landlord, only the prorated portion of those employees’ wages, salaries, other compensation and benefits, and taxes reflecting the percentage of their working time devoted to the Development shall be included in Common Area Operating Expenses.

4

(k) Payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument relating to the sharing of costs by the Development

(l) Amortization (including interest on the unamortized cost at a rate equal to the floating commercial loan rate announced from time to time by Bank of America as its prime rate plus two (2) percentage points per annum) of the cost of acquiring or renting personal property used in the maintenance, repair, and operation of the Development.

(m) The cost of capital improvements or other costs incurred in connection with the Development that (1) are intended as a Labor-saving device or to effect other economies in the maintenance or operation of; or stability of services to, all or part of the Real Property or (2) are required under any government law or regulation but that were not required in connection with the Development when permits for the construction of the Development were obtained. All permitted capital expenditures shall be amortized (including interest on the unamortized cost at the rate stated in subparagraph (1)) over their useful life, as reasonably determined by Landlord.

(n) Tax Expenses (as defined in subsection 4(a)(iii)).

(o) The cost and expense of establishing reasonable reserves for maintaining, repairing and replacing the Common Aims, including those costs as may be associated with existing capital improvements located at the Real Property.

(2) Exclusions From Common Area Operating Expenses. Despite any other provision of this section, Common Area Operating Expenses shall not include:

(a) Depreciation, interest, or amortization on mortgages or ground lease payments, except as otherwise stated in this section.

(b) Legal fees incurred in negotiating and enforcing tenant leases.

(c) Real estate brokers’ leasing commissions or advertising costs.

(d) The cost of providing any service directly to and paid directly by any tenant.

(e) Any costs expressly excluded from Operating Expenses elsewhere in this Lease.

(f) Costs of any items for which Landlord receives reimbursement from insurance proceeds or a third party. Insurance proceeds shall be excluded from Operating Expenses in the year in which they are received, except that any deductible amount under any insurance policy shall be included within Operating Expenses.

5

(g) Costs of capital improvements to the Areas, except as otherwise stated in this section.

iii) Tax Expenses. Tax Expenses (“Tax Expenses”) means all federal, state, county, or local government or municipal taxes, fees, charges, or other impositions of every kind (whether general, special, ordinary, or extraordinary) that are paid or incurred by Landlord during any Expense Year (without regard to any different fiscal year used by any government or municipal authority) because of or in connection with the ownership, leasing, and operation of the Development. These expenses include taxes, fees, and charges such as real property taxes, general and special assessments, transit taxes, leasehold taxes, and taxes based on the receipt of rent (including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant); personal property taxes imposed on the fixtures, machinery, equipment, apparatus, systems, and equipment; appurtenances; furniture; and other personal property used in connection with the Development.

(1) Included Tax Expenses. Tax Expenses shall include:

(a) Any assessment, tax, fee, levy, or charge in addition to, or in partial or total substitution of any assessment, tax, fee, levy, or charge previously included within the definition of “real property tax.” Tenant and Landlord acknowledge that Proposition 13 was adopted by the voters of the State of California in June 1978 and that assessments, taxes, fees, and charges may be imposed by government agencies for services such as fire protection; street, sidewalk, and road maintenance; conservation; refuse removal; and other government services formerly provided without charge to property owners or occupants. In further recognition of the decrease in the level and quality of government services and amenities as a result of Proposition 13 (or as a result of any other restriction on real property taxes whether by law or by choice of the applicable legislative or assessing body), Tax Expenses shall also include any government or private assessments (or the Development’s contribution toward a government or private cost-sharing agreement) for the purpose of augmenting or improving the quality of services and amenities normally provided by government agencies. Tenant and Landlord intend that all new and increased assessments, taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies, and charges be included within the definition of “Tax Expenses’ for purposes of this Lease, including but not limited to new and increased assessment(s) resulting from the sale or transfer of all of any part of the Development by Landlord.

(b) Any assessment, tax, fee, levy, or charge allocable to, or measured by, the area of the Unit Property and other premises at the Development or the rent payable under this Lease and other leases at the Development (including any gross income tax with respect to the receipt of that rent), or on or relating to the possession, leasing, operating, management, maintenance, alteration; repair, use, or occupancy by tenants of their respective premises or any portion of such premises.

(c) Any assessment, tax, fee, levy, or charge on this transaction or any document to which any tenant is a party, creating or transferring an interest or an estate in the Development or any portion thereof.

6

(d) Any possessory taxes charged or levied in place of real property taxes.

(2) Contest Costs; Refunds. Any expenses incurred by Landlord in attempting to protest, reduce, or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year in which those expenses are paid. Tax refunds shall be deducted from Tax Expenses. Such tax refunds shall be deducted from Tax Expenses in the Expense Year in which they are received by Landlord.

(3) Excluded Taxes. Except as provided in subsection 4(c) or levied entirely or partially in lieu of Tax Expenses, the following shall be excluded from Tax Expenses: (a) All excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes applied or measured by Landlord’s general or net income (as opposed to rents, receipts, or income attributable to operations at the Development); and (b) Arty items paid directly by Tenant under this Section.

iv) Tenant’s Share.

(1) Tenant’s Building Share (“Tenant’s Building Share”) means (12.1077%). Tenant’s Building Share is calculated by multiplying an adjusted load factored square footage (7,095 of the Unit Property by 100 and dividing the product by the total Rentable Square Feet in the Building. With respect to Common Area Operating expenses associated only with the Building, Tenant shall pay Tenant’s Building Share of those costs and expenses.

(2) Tenant’s Development Share (Tenant’s Development Share”) means (7.8206%). Tenant’s Development Share is calculated by multiplying an adjusted load factored square footage (7,095) of the Unit Property by 100 and dividing the product by the total Gross Square Feet of all the buildings in the Development. With respect to Common Area Operating expenses associated with the Development as a whole, Tenant shall pay Tenant’s Development Share of those costs and expenses.

(3) Tenant’s Share: For purposes of this agreement, Tenant’s Building Share, and Tenant’s Development Share are sometimes collectively referred to as “Tenant’s Share”.

b) Payment of Additional Rent. Tenant’s Share of any Common Area Operating Expenses for any Expense Year shall be payable by Tenant monthly. Landlord shall deliver to Tenant within sixty (60) days after the expiration of each Expense Year a reasonably detailed statement showing Tenant’s Share of the actual Common Area Operating Expenses incurred during the preceding Expense Year. If Tenant’s actual payments under this section during the preceding Expense Year exceed the estimated Tenant’s Share as indicated on said statement, Landlord shall credit the amount of such overpayment against Tenant’s Share of Common Area Operating Expenses next becoming due or, with respect to the last Lease Year only, refund the amount of such overpayment to Tenant concurrently with the delivery of the aforementioned statement If Tenants actual payments under this section during said preceding Expense Year were less Than the estimated Tenant’s Share as indicated on said statement. The Tenant shall pay to Landlord the amount of the deficiency within ten (10) days after delivery by Landlord to Tenant of said statement.

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c) Taxes and Other Charges for Which Tenant Is Directly Responsible. Tenant shall reimburse Landlord, on demand, as Additional Rent, for any taxes required to be paid by Landlord that are not already included in Tax Expenses, excluding state, local, and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, regardless of whether such taxes are now customary or within the contemplation of the parties to this Lease, when those taxes are:

i) Measured by or reasonably attributable to:

(1) The cost or value of Tenant’s equipment, furniture, fixtures, and other personal property located in the Unit Property; or

(2) The cost or value of any leasehold improvements made in or to the Unit Property by or for Tenant, regardless of whether title to those improvements is vested in Tenant or Landlord;

ii) Assessed on or related to the possession, leasing, operation, management, maintenance, alteration, repair, use, or occupancy by Tenant of:

(1) The Unit Property; or

(2) Any portion of the Development: or

(3) The parking area or facility used by Tenant in connection with this Lease; or

iii) Assessed either on this transaction or on any document to which Tenant is a party that creates or transfers an interest or an estate in the Unit Property.

d) Association Fees. Tenant shall be directly responsible for paying any and all fees and/or dues assessed upon the Unit Property by the Association during the Lease Term, including any attorneys fees and costs as provided under the CC&Rs as hereafter described. Notwithstanding any provision herein to the contrary, Tenant acknowledges that Common Area Maintenance expenses may be assessed in full or in part as Association fees during the term of this Lease.

5. USE.

a) Permitted Use. Tenant shall use the Unit Property as commercial office space, consistent with all terms of the Rules and Regulations, as defined in this article.

b) Rules and Regulations. Tenant shall comply with any and all “Rules and Regulations,” which term includes 1) any rules promulgated by the Association (“Association Rules”), and 2) any and all provisions of the Declaration of Conditions, Covenants, and Restrictions for the Development (“CC&Rs”). Tenant understands and acknowledges that the Association Rules and CC&Rs may be amended from time to time. Tenant agrees to abide by all such amendments. Landlord shall not be responsible or liable for damages, by abatement of Rent or otherwise, to Tenant for the failure of any other tenants or occupants of the Development to comply with the Rules and Regulations.

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c) Additional Restrictions on Use. In addition to complying with other provisions of this Lease concerning the use of the Unit Property, Tenant shall not use or allow any person to use the Unit Property for any purpose: that is contrary to the Rules and Regulations and/or the Conditions, Covenants, and Restrictions; that violates any Laws and Orders: that constitutes waste or nuisance; or, that would unreasonably annoy other owners or occupants of the Development or the owners or occupants of buildings adjacent to the Development.

6. SECURITY DEPOSIT.

Upon execution of This lease, Tenant shall deposit with Landlord the total sum of Ten Thousand Six Hundred Forty Two and 50/100 Dollars ($10,642.50) as a security deposit for the performance by Tenant of the provisions of this Lease, including but not limited to the timely payment of Rent. If at any time during the term of this Lease Tenant is in default, Landlord can use the security deposit, or any portion of it, to cure the default or to compensate Landlord for all damage sustained by Landlord resulting from Tenant’s default, Tenant shall immediately, on demand, pay to Landlord a seen equal to the portion of the security deposit expended or applied by Landlord as provided in this section so as to maintain the security deposit in the sum initially deposited with Landlord, If the Tenant is not in default et the expire on or termination of this lease, Landlord shall return the security deposit to Tenant. Landlord’s obligations with respect to the security deposit are those of a debtor and not a trustee. Landlord can maintain the security deposit separate and apart from Landlord’s general funds or can commingle the security deposit with Landlord’s general and other Ponds. Landlord shall not be required to pay Tenant interest on the security deposit.

7. COMPLIANCE WITH LAWS.

a) Definition of “Laws and Orders.” The term Laws and Orders (“Laws and Orders”) includes all federal, state; county, city, or government agency laws, statutes, ordinances, standards, rules, requirements, or orders now in force or hereafter enacted, promulgated, or issued. The term also includes government measures regulating or enforcing public access, occupational, health, or safety standards for employers, employees, landlords, or tenants.

b) Repairs, Replacements, Alterations, and Improvements. Tenant shall continuously and without exception repair and maintain the Unit Property, including any improvements or alterations thereto, fixtures, and furnishings, in an order and condition in compliance with all Laws and Orders. Tenant at Tenant’s sole expense, is required to promptly make all repairs, replacements, alterations, or improvements to the Unit Property as the same are needed to comply with all Laws and Orders to the fullest extent permitted by law.

c) Collateral Estoppel. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial or administrative action or proceeding that Tenant has violated any Laws and Orders shall be conclusive, between Landlord and Tenant, of that fact, whether or not Landlord is a party to that action or proceeding.

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8. HAZARDOUS MATERIAL.

a) Use of Hazardous Material. Tenant shall not cause or permit any Hazardous Material, as defined in section 8(e), to be generated, brought onto, used, stored, or disposed of in or about the Unit Property or the Development by Tenant or its agents, employees; contractors, subtenants, or invitees, except for limited quantities of standard office and janitorial supplies containing chemicals categorized as Hazardous Material. Tenant shall: (a) Use, store, and dispose of all such Hazardous Material in strict compliance with all applicable statutes, ordinances, and regulations in effect during the Lease Term that relate to public health and safety and protection of the environment (“Environmental Laws”), including those Environmental Laws identified in section 8(e); and, (b) comply at all times during the Lease Term with all Environmental Laws.

b) Notice of Release or Investigation. If, daring the Lease Term (including any extensions), Tenant becomes aware of (a) any actual or threatened release of any Hazardous Material on, under, or about the Unit Property or the Development, or (b) any inquiry, investigation, proceeding, or claim by any government agency or other person regarding the presence of Hazardous Material on, under, or about the Unit Property or the Development, Tenant shall give Landlord written notice of the release or investigation within five (5) days after learning of it and shall simultaneously furnish to Landlord copies of any claims, notices of violation, reports, or other writings received by Tenant that concern the release or investigation.

c) Indemnification. Tenant shall, at Tenant’s sole expense and with counsel reasonably acceptable to Landlord, indemnify, defend, and hold harmless Landlord and Landlord’s members, managers, shareholders, directors, officers, employees, partners, affiliates, agents, successors, and assigns with respect to all losses arising out of or resulting from the release of any Hazardous Material in or about the Unit Property or the Development, or the violation of any Environmental Law, by Tenant or Tenant’s agents, assignees, subtenants, contractors, or invitees. This indemnification applies Whether or not the concentrations of any such Hazardous Material is material, the concentrations exceed state or federal maximum contaminant or action levels, or any governmental agency has issued a cleanup order. This indemnification includes, without limitation: (a) losses attributable to diminution in the value of the Unit Property or the Development; (b) loss or restriction of use of rentable space in the Development; (c) adverse effect on the marketing of any space in the Development; and (d) all other liabilities, obligations, penalties, fines, claims, actions (including remedial or enforcement actions of any kind and administrative or judicial proceedings, orders, or judgments), damages (including consequential and punitive damages), and cost (including attorney, consultant, and expert fees and expenses) resulting from the release or violation.

This indemnification shall survive the expiration or termination of this Lease.

d) Remediation Obligations. If the presence of any Hazardous Material brought onto the Unit Property or the Development by Tenant or Tenant’s employees, agents, contractors, or invitees results in contamination of the Development Tenant shall promptly take all necessary actions to remove or remediate such Hazardous Materials, whether or not they are present at concentrations exceeding state or federal maximum concentration or action levels, or any governmental agency has issued a cleanup order, at Tenant’s sole expense, to return the Unit Property or the Development to the condition that existed before the introduction of such Hazardous Material. Tenant shall first obtain Landlord’s approval of the proposed removal or remedial action_ This provision does not limit the indemnification obligation set forth in section 8(c).

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e) Definition of Hazardous Material. As used in This Section 8, the term Hazardous Material (“Hazardous Material”) shall mean any hazardous or toxic substance, material, or waste at any concentration that is or becomes regulated by the United States, the State of California, or any local government authority having jurisdiction over the Development. Hazardous Material includes: (a) any “hazardous substance,” as that term is defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (CERCLA) (42 United States Code sections 9601-9675); (b) “hazardous waste,” as that term is defined in the Resource Conservation and Recovery Act of 1976 (RCRA) (42 United States Code sections 6901-6992k); (c) any pollutant, contaminant, or hazardous, dangerous, or toxic chemical, material, or substance, within the meaning of any other applicable federal, state, or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders imposing liability or standards of conduct concerning any hazardous; dangerous, or toxic waste, substance, or material, now or hereafter in effect); (d) petroleum products; (e) Radioactive material, including any source, special nuclear, or byproduct material as defined in 42 United States Code sections 2011-2297g-4; (f) Asbestos in any form or condition; and (g) Polychlorinated biphenyls (PCBs) and substances or compounds containing PCBs.

9. UTILITIES.

a) Utility and Janitorial Services. Tenant shall be directly responsible for and pay all charges for internal electricity, gas, water, janitorial, sewage, telephone, security and fire alarm, trash removal and all other utility services used on or provided to the Unit Property. Landlord shall pay for all common area lighting and grounds/common area maintenance and watering expenses, subject to reimbursement from Tenant as Additional Rent hereunder.

b) Interruption of Utilities. Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for any service interruption or failures (including telephone and telecommunication services) or for diminution in the quality or quantity of any service when the failure, delay, or diminution is entirely or partially caused by: (a) breakage, repairs, replacements, or improvements; (b) strike, lockout, or other labor trouble; (c) inability to secure electricity, gas, water, or other fuel at the Development after reasonable effort to do so; (d) accident or casualty; (e) act or default of Tenant or other parties; or, (f) any other cause, when the same are beyond Landlord’s reasonable control or not the result of result of Landlord’s gross negligence. Such failure, delay, or diminution shall not be considered to constitute an eviction or a disturbance of Tenant’s use and possession of the Unit Property or relieve Tenant from paying Rent or performing any of its obligations under this Lease.

Landlord shall not be liable for a loss of or injury to property or for injury to or interference with Tenant’s business, including loss of profits through, in connection with, incidental to a failure to furnish any of the utilities or services under this Section 9, unless such failure is the direct result of the Landlord’s gross negligence. Landlord may comply with mandatory or voluntary controls or guidelines promulgated by any government entity relating to the use or conservation of energy, water, gas, light, or electricity or the reduction of automobile or other emissions without creating any liability of Landlord to Tenant under this Lease as long as compliance with voluntary controls or guidelines does not materially and unreasonably interfere with Tenant’s use of the Unit Property.

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10. REPAIRS AND MAINTENANCE.

Tenant’s Repair and Maintenance Obligations. Tenant shall, at Tenant’s sole expense and in accordance with the terms of this Lease, keep the Unit Property in good order, repair, and condition at all times dining the Lease Term. Under Landlord’s supervision, subject to Landlord’s prior approval, and within any reasonable period specified by Landlord, Tenant shall, at Tenant’s sole expense and in accordance with the terms of this Lease (including Section 11) promptly and adequately repair all damage to the Unit Property. At Landlord’s option or if Tenant fails to make such repairs, Landlord may, but need not, make the repairs and replacements. On receipt of an invoice from Landlord; Tenant Shall pay Landlord Landlord’s out-of-pocket costs incurred in connection with such repairs and replacements plus a percentage of such costs; not to exceed 15%, sufficient to reimburse Landlord for all overhead, general conditions, fees, and other costs and expenses arising from Landlord’s involvement with such repairs and replacements. Tenant waives and releases its rights, including its right to make repairs at Landlord’s expense, under California Civil Code sections 1941-1942 or any similar law, statute, or ordinance now or hereafter effect.

11. ALTERATIONS AND ADDITIONS.

a) Alterations. Tenant shall not make any alterations (“Alteration(s)”) to the Unit Property without prior written consent of the Landlord, which shall not be unreasonably withhold. Landlord may reasonably withhold consent to any Alterations to the Unit Property to the extent that the proposed Alterations are also proposed to be Trade to any portion of the Development not bathe exclusive possession of Tenant in Landlord’s sole and absolute discretion. Tenant understands and by executing this Lease expressly affirms that any Alterations to the Unit Property itself are additionally subject to the restrictions of the Association, the Association Rules, and the provisions of the CC&Rs, the teams of which Tenant also agrees to comply with in their entirety. Landlord may impose any reasonable requirements that Landlord considers desirable, including a requirement that Tenant provide Landlord with a surety bond, a letter of credit, or other Financial assurance that the cost of the Alterations will be paid when due. Further, to the extent that any Alterations would affect any attribute of the Development that falls under the control of the Association, Landlord shall have no obligation to review Tenant’s request for permission for such Alterations unless and until same is approved by the Association.

b) Compliance of Alterations With Laws and Insurance Requirements. Tenant shall cause all alterations to comply with the following; (a) applicable Laws and Orders; (b) applicable requirements of a fire-rating bureau; (c) applicable requirements of Landlord’s and Association’s hazard insurance carrier; and (d) all applicable Rules and Regulations. Tenant shall also comply with those requirements in the core of constructing such alterations. Before beginning construction of any alteration, Tenant shall obtain a valid building permit and any other permits required by any government entity having jurisdiction over the Unit Property. Tenant shall provide copies of those permits to Landlord before the work begins. Tenant shall, at Tenant’s sole expense, perform any additional required work in the Unit Property, which shall be subject the same requirements as any alteration. If any additional required work must be performed outside the Unit Property, Landlord or the Association may elect to perform that work at Tenants expense. No consent by Landlord to any proposed work shall constitute a waiver of Tenant’s obligations under this section 11(b).

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c) Manner of Construction. Tenant shall build all Tenant Improvements and Alterations within the Unit Property using only contractors and subcontractors approved in writing by Landlord. All work relating to any alterations shall be done in a good and workmanlike manner, using new materials equivalent in quality to those used in the construction of the Building. All work shall be diligently prosecuted to completion.

Tenant shall ensure that all work is performed in a manner that does not obstruct access to or through the Development or the Common Areas and that does not interfere either with other owners’ or tenants’ use of their premises or with any other work being undertaken in the Development. Tenant shall take all measures necessary to ensure that labor peace is maintained at all times. Within twenty (20) days after completion of any improvements or alterations, Tenant shall deliver to Landlord a reproducible copy of the drawings of improvement or alterations as built.

d) Payment for Alterations. Tenant shall promptly pay all charges and costs incurred in connection with any alteration or improvements, as and when required by the terms of any agreements with contractors, designers, or suppliers. On completion of any alteration or improvement, Tenant shall: (a) cause a timely notice of completion to be recorded in the office of the recorder of San Luis Obispo County in accordance with Civil Code section 3093 or any successor statute; (b) deliver to Landlord evidence of full payment and unconditional final waivers of all liens for labor, services, or materials

e) Construction Insurance. Before construction begins, Tenant shall deliver to Landlord reasonable evidence that damage to, or destruction of, the alterations during construction will be covered either by the policies that Tenant is required to carry under Section 13. Including a policy of builder’s all-risk insurance as required under subsection 13(e) Tenant shall provide a copy of the policy(s), any endorsements, and an original certificate of insurance that complies with subsections 13(d) and (e). Tenant shall cause each contractor and subcontractor to maintain all workers’ compensation insurance required by law and liability insurance (including property damage) in amounts reasonably required by Landlord. Tenant shall provide evidence of that insurance to Landlord before commie/ion begins.

f) Ownership of Alterations. All Tenant Improvements, alterations, signs, fixtures, or equipment (collectively “Improvements”) that may be installed or placed in or about the Unit Property from time to time shall be the property of Tenant for the remainder of the Lease term. Upon the expiration of the Lease Term, the ownership of any Improvements to the Unit Property shall revert back to Landlord. Prior to the expiration of the Lease Term, Tenant may remove any trade fixtures or freestanding kitchen or office equipment that Tenant can first substantiate to Landlord has not been paid for by Landlord. Tenant most repair any damage to the Unit Property and Development caused by that removal. All or any part of the Tenant’s personal property, equipment: trade fixtures, or inventory remaining at the Unit Property subsequent to lamination of the Lease Term shall, at Landlord’s option, automatically become Landlord’s property at no cost or expense to Landlord, and without any further consideration being paid to Tenant Alternatively, Landlord may consider any or all of such property as refuse, and remove the same at Tenant’s expense without further notice to Tenant.

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12. COVENANT AGAINST LIENS.

a) Covenant Against Liens. Tenant shall not be the cause or object of any liens or allow such liens to exist, attach to, be placed on, or encumber the Association’s, Landlord’s or Tenant’s interest in the Unit Property, or Development by operation of law or otherwise. Tenant shall not suffer or permit any lien of mechanics, material suppliers, or others to be placed against the Unit Property, or Development with respect to work or services performed or claimed to have been performed for Tenant or materials furnished or claimed to have been furnished to Tenant or the Unit Property. Landlord has the right at all times to post and keep posted on the Unit Property any notice that it considers necessary for protection from such liens. At least seven (7) days before beginning construction of any Improvements or Alterations, Tenant shall give Landlord wi4tbn notice of the expected commencement date of that construction to permit Landlord to post and record a notice of non-responsibility.

If any such lien attaches or Tenant receives notice of any such lien, Tenant shall cause the lien to be immediately released and removed of record. Despite any other provision of this Lease, if the lien is not released and removed within thirty (30) days after Tenant is delivered notice of the lien to Tenant, Landlord or the Association may immediately take all action necessary to release and remove the lien: without any duty to investigate the validity of it. All expenses (including reasonable attorney fees) incurred by Landlord or the Association in connection with the lien shall be considered Additional Rent under this Lease and shall be immediately due and payable by Tenant.

13. EXCULPATION, INDEMNIFICATION, AND INSURANCE.

a) Definition of “Tenant Parties” and “Landlord Parties.” For purposes of this Section 13, the term Tenant Parties (Tenant Parties) refers singularly and collectively to Tenant and the managers, employees, members, partners, venturers, trustees, and ancillary trustees of Tenant and the respective officers, directors, shareholders, members, parents, subsidiaries, and any other affiliated entities, personal representatives, executors, heirs, assigns, licensees, invitees, beneficiaries, agents, servants, employees, and independent contractors of these persons or entities. The term. Landlord Parties (Landlord Parties) refers singularly aid collectively to the Association, the Landlord and the managers, members, partners, venturers, trustees, and ancillary trustees of Landlord and the respective officers, directors, shareholders, members, parents, subsidiaries, and any other affiliated entities, personal representatives, executors, heirs, assigns, licensees, invitees, beneficiaries, agents, servants, employees, and independent contractors of these persons or entities.

b) Exculpation. To the fullest extent permitted by law, Tenant, on its behalf and on behalf of all Tenant Parties, waives all claims (in law, equity, or otherwise) against Landlord Parties arising out of or related to this Lease and/or Tenant’s use of the Unit Property, and knowingly and voluntarily assumes the risk of, and agrees that Landlord Parties shall not be liable to Tenant Parties for any of the following: (a) Injury to or death of any person; or (b) Loss of, injury or damage to, or destruction of any tangible or intangible property,

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including the resulting loss of use, economic losses, and consequential or resulting damage of any kind from any cause, including any defect in or unfitness of the Unit Property, the Development, or any portion thereof; Tenant expressly affirms that any and all improvements in which any interest whatsoever shall be vested in Tenant by this Lease are transferred AS IS AND WHERE IS and that Tenant expressly disclaims any rights against Landlord for the condition of same.

c) Gross Negligence and Willful Injury: The provisions of this Section shall not apply to claims against Landlord Parties to the extent that the injury, loss, damage, or destruction was caused by Landlord Parties’ fraud, gross negligence, willful injury to person or property, or violation of criminal law. If Tenant receives any money judgment resulting from such a claim arising under or otherwise associated with this Lease, such judgment shall be satisfied only out of Landlord’s interest in the Development (herein called “Landlord’s Interest”), and in no event out of rent or other income actually received by Landlord from the operation of the Development. In no event shall Tenant have the right to levy execution against any property of Landlord other than Landlord’s Interest; Tenant hereby waives, to the extent waivable under law, any right to satisfy any money judgment against any property of Landlord other than Landlord’s Interest. Except as expressly provided in this Lease to the contrary, in no event shall Tenant have any right to offset or deduct or charge from or against any Rent or other monetary obligation payable hereunder on account of a money judgment against Landlord and Tenant hereby expressly waives any such right, If Landlord’s Interest is insufficient for the payment of any such judgment, Tenant will not institute any further action, suit, claim or demand, in law or equity, against Landlord for or on account of such deficiency.

d) Survival of Covenants: The clauses of this Section 13 shall survive the expiration or earlier termination of this Lease until all claims within the scope of this Section 13 are fully, finally, and absolutely barred by the applicable statutes of limitations.

i) Tenant’s Acknowledgment of Fairness. Tenant acknowledges that this Section 13 was negotiated with Landlord, that the consideration for it is fair and adequate, and that Tenant had a fair opportunity to negotiate, accept, reject, modify, or alter it.

ii) No Exculpation for Non-delegable Duties. This exculpation clause may not be interpreted or construed as an attempt by Landlord to be relieved of liability arising out of a non-delegable duty on the part of Landlord.

e) Indemnification.

i) Tenant’s Indemnification of Landlord and Landlord Parties. To the fullest extent permitted by law, Tenant shall, at Tenant’s sole expense and with counsel reasonably acceptable to Landlord, indemnify, defend, and hold harmless Landlord Parties from and against all Claims, as defined in subsection 13(e(ii), from any cause, arising out of or relating (directly or indirectly) to the following: (a) the use or occupancy, or manner of use or occupancy, of the Unit Property or Development by Tenant Parties; (b) any act, error, omission, or negligence of Tenant Parties or of any invitee, guest, or licensee of Tenant in, on, or about the Development; (c) Tenant’s conducting of its business; (d) any Alterations,

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activities, work, or things done, omitted, permitted, allowed, or suffered by Tenant Parties in, at, or about the Unit Property or Development, including the violation of or failure to comply with any applicable laws, statutes, ordinances, standards, rules., regulations, orders, decrees, or judgments issued after the date of this Lease; and (e) any breach or default in performance of any obligation on Tenant’s part to be performed under this Lease, including obligations which survive expiration or earlier termination of this Lease under the terms of this Lease.

ii) Definition of Claims. For purposes of this Lease, Claims (Claims) means any and all claims, losses, costs, damage, expenses, liabilities, liens, actions, causes of action (whether in tort or contract, law or equity, or otherwise), charges, assessments, fines, and penalties of any kind (including consultant and expert expenses, court costs, and attorney fees actually incurred).

iii) Type of Injury or Loss. This indemnification extends to and includes Claims for: (a) injury to any persons (including death at any time resulting from that injury); (b) loss of, injury or damage to, or destruction of property (including all loss of use resulting from that loss, injury, damage, or destruction); and (c) all foreseeable economic losses and consequential or resulting damage of any kind.

iv) Indemnification Independent of Insurance Obligations. The indemnification provided in Section 13 may not be construed or interpreted as in any way restricting limiting, or modifying Tenant’s insurance or other obligations under this Lease and is independent of Tenant’s insurance and other obligations. Tenant’s compliance with the insurance requirements and other obligations under this Lease not in any way restrict, limit, or modify Tenant’s indemnification obligations under this Lease.

v) Attorney Fees. The prevailing party shall be entitled to recover its actual attorney fees and court costs incurred in enforcing the indemnification clauses set forth in this section 13(e).

vi) Survival of Indemnification. The clauses of this section 13(e) shall survive the expiration or earlier termination of this Lease for a period of five (5) years, after which this section 13(e) shall be null and void and have no further force or effect.

vii) Compliance With Insurer Requirements. Tenant shall, at Tenant’s sole expense, comply with all requirements, guideline, riles, orders, and similar mandates and directives pertaining to the use of the Unit Property and the Development, whether imposed by Tenant’s insurers, Landlord’s insurers, or the Association’s insurers. If Tenant’s business operations, conduct, or use of the Unit Property or the Development cause any increase in the premium for any insurance policies carried by Landlord or the Association, Tenant shall, within ten (10) business days after receipt of written notice reimburse Landlord or the Association for the increase. Tenant shall, at Tenant’s sole expense, comply with all rules, orders, regulations, or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and of any similar body.

f) Tenant’s Liability Coverage. Tenant shall, at Tenants sole expense, maintain the coverages set forth in this Section 13(f).

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i) Commercial General Liability Insurance. Tenant shall obtain commercial general liability insurance coverage written on an “occurrence” policy form, covering bodily injury, personal injury, property damage and advertising injury arising out of or relating (directly or indirectly) to Tenant’s business operations, conduct, assumed liabilities, or use or occupancy of the Unit Property or the Development, including by way of example and not limitation, Tenant’s independent contractors, products and completed operations and contractual liability arising from the operation, possession, maintenance or use of the Unit Property or areas immediately adjacent thereto, with limits of liability for each occurrence of not less than Two Million Donets ($2,000,000). In addition to the provisions of Section 13(f) (vi), Tenant shall increase the foregoing limits if Landlord, or any lender of Landlord, reasonably deems such increases desirable to protect Tenant and Landlord, provided that any such increases are comparable to amount of insurance covering businesses similar to Tenant’s business at the Unit Property, located in similar commercial centers in the area in which the Development is located. The insurance coverage under this Section shall, in addition, extend to any liabilities of Tenant arising out of the indemnity contained in Section 13(e).

ii) Broad Form Coverage. Tenant’s liability coverage shall include all the coverages typically provided by the Broad Form Comprehensive General Liability Endorsement, including broad form property damage coverage (which civil include coverage for completed operations). Tenant’s liability coverage shall further include premises-operations coverage, products-completed operations coverage, owners and contractors protective coverage (when reasonably required by Landlord), and the broadest available form of contractual liability coverage. It is the parties’ intent that Tenant’s contractual liability coverage provide coverage to the maximum extent possible of Tenant’s indemnification obligations under this Lease.

iii) Primary Insured. Tenant shall be the fuss or primary named insured.

iv) Additional Insureds. Landlord and any lender of Landlord shall be named by endorsement as additional insureds under Tenant’s general liability coverage. The additional insured endorsement must be on ISO Form CO 20 11 11 85 or an equivalent acceptable to Landlord; or any lender of Landlord with such modifications as Landlord may require.

v) Cross-Liability; Severability of Interests. Tenant’s general liability policies shall be endorsed as needed to provide cross-liability coverage for Tenant, Landlord, and any lender of Landlord and to provide severability of interests.

vi) Primary Insurance Endorsements for Additional Insureds. Tenant’s general liability policies shall be endorsed as needed to provide that the insurance afforded by those policies to the additional insureds is primary and that all insurance carried by Landlord Parties is strictly excess and secondary and shall not contribute with Tenant’s liability insurance.

vii) Scope of Coverage for Additional Insureds. The coverage afforded to Landlord and any lender of Landlord must be at least as broad as that afforded to Tenant and may not contain any terms, conditions, exclusions, or limitations applicable to Landlord or any lender of Landlord that do not apply to Tenant.

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viii) Delivery of Certificate, Policy, and Endorsements. Before the Lease Commencement Date, Tenant shall deliver to Landlord the endorsements referred to in this section 13(f) as well as a certified copy of Tenant’s liability policy or policies and an original certificate of insurance, executed by an authorized agent of the insurer or insured, evidencing compliance with the liability insurance requirements. The certificate shall provide far no less than thirty (30) days advance written notice to Landlord from the insurer or insurers of any cancellation, non-renewal, or material change in coverage or available limits of liability and shall, confirm compliance with the liability insurance requirements in this Lease. The “endeavor to” and “failure to mail such notice shall impose no obligation or liability of any kind upon the Company” language and any similar language shall be stricken from the certificate.

ix) Concurrency of Primary, Excess, and Umbrella Policies. Tenant’s liability insurance coverage may be provided by a combination of primary, excess, and umbrella policies, but those policies must be absolutely concurrent in all respects regarding the coverage afforded by the policies. The coverage of any excess or umbrella policy must be at least as broad as the coverage of the primary policy.

x) “Per Location” Endorsement. Tenant shall, at Tenant’s sole expense, procure a “per location” endorsement or equivalent reasonably acceptable to Landlord so that the general aggregate and other limits apply separately and specifically to the Unit Property.

xi) Survival of Insurance Requirements. Tenant shall, at Tenant’s sole expense, maintain ha full force and effect the liability insurance coverages required under this Lease and shall maintain Landlord Parties and any lender specified by Landlord as additional insureds, as required by subsection 13(f) of this Lease, for a period of no less than two (2) years after expiration or earlier termination of this Lease.

xii) Tenant’s Workers’ Compensation and Employer Liability Coverage. Tenant shall procure and maintain workers’ compensation insurance as required by law and employer’s liability insurance with limits of no less than two-million dollars ($2,000,000).

xiii) Tenant’s First Party Insurance. Tenant shall, at Tenant’s sole expense, procure and maintain the first party insurance coverages described in this section 13(f).

xiv) Builder’s Risk. At all times during which Tenant is proceeding with any construction work at the Unit Property or the Development, Tenant shall maintain builders risk insurance with limits of coverage not less than one hundred percent (100%) of full replacement cost of Tenant’s leasehold improvements and Owner’s and contractor’s protective insurance and independent contractor’s insurance with coverage of at least One Million Dollars ($1,000,000.00) for a single occurrence and for property damage.

xv) Other Risks. Any additional insurance reasonably requested by Landlord to cover any other risk associated with Tenant’s use of the Unit Property, provided that such insurance is reasonably available and comparable to insurance customarily covering businesses similar to Tenant’s business in the Unit Property, located in similar commercial centers in the area in which the Development is located.

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xvi) Tenant’s Property Insurance. Tenant shall procure and maintain property insurance coverage for: (a) all office furniture, trade fixtures, office equipment, merchandise, and all other items of Tenant’s property in, on, at, or about the Unit Property and the Development; (b) the Unit Property, any property installed by; for, or at the expense of Tenant in, once about same; and (c) all other improvements, betterments, alterations, and additions to the Unit Property. Tenant’s property insurance must fulfill the following requirements: (a) It must be written on the broadest available “all-risk” (special-causes-of-loss) policy form or an equivalent form acceptable to Landlord.(b) It must include an agreed-amount endorsement for no less then one-hundred (100) percent of the full replacement cost (new without deduction for depreciation) of the covered items and property; and (c) The amounts of coverage must meet any coinsurance requirements of the policy or policies. It is the parties’ intent that Tenant shill structure its property insurance program so that no coinsurance penalty shall be imposed and there shall be no valuation shortfalls or disputes with any insurer or with Landlord. The property insurance coverage shall include vandalism and malicious mischief coverage, sprinkler leakage coverage, and earthquake sprinkler leakage coverage. All proceeds of such property insurance covering the Unit Property and Tenant’s improvements therein shall, at the election of Landlord, be paid to Landlord and held in trust and may be used for the repair or replacement of the plate glass, fixtures, equipment or contents so insured. In the event this Lease shall terminate for any cause while such proceeds are held by Landlord, Landlord shall the right to apply such funds to the redevelopment of the Unit Property or the Development.

xvii) Comprehensive Automobile Liability and Property Damage. Tenant shall maintain comprehensive automobile liability and property damage insurance insuring all owned, non-owned and hired vehicles used in the conduct of the Tenant’s business and operated upon or parked upon the Common Area with limits of liability of not less than Two Million Dollars ($2,000,000.00) combined single limit for death or injury to one or more persons in a common accident or occurrence, and One Million Dollars ($1,000,000.00) for each occurrence for property damage. Tenant shall increase the foregoing limits (but not more than two times daring the Term) if Landlord reasonably deems such increases desirable to protect Tenant and Landlord, provided that any such increases are comparable to amount of insurance covering businesses similar to Tenant’s business in the Unit Property, located in similar commercial centers in the area in which the Development is located.

g) Form of Policies and Additional Requirements.

i) Insurance Independent of Exculpation and Indemnification. The insurance requirements set forth in Section 13 are independent of Tenant’s exculpation, indemnification, and other obligations under this Lease and shall not be construed or interpreted in any way to restrict, limit, or modify Tenant’s exculpation, indemnification, and other obligations or to limit Tenant’s liability under this Lease.

ii) Form of Policies. In addition to the other requirements set forth in this Section, the insurance required of Tenant ender this Section 13 must: (a) name Landlord and any other party Landlord specifies by endorsement as an additional insured; (b) be issued by an insurance company with a rating of no less than A-VIII in the current Best’s Insurance Guide, or that is otherwise acceptable to Landlord, and admitted to engage in the business of insurance in the State of California; (c) be primary insurance for all claims under it and provide that any insurance carried

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by Landlord Parties and Landlord lenders is strictly excess, secondary, and noncontributing with any insurance carried by Tenant and (d) provide that insurance may not be canceled, nonrenewal, or the subject of material change in coverage or available limits of coverage, except on thirty (30) days’ prior written notice to Landlord and Landlord’s lenders.

iii) Tenant’s Delivery of Policy Endorsements, and Certificates. Tenant shall deliver the policy or policies, along with any endorsements to them and certificates required by this Section 13, to Landlord: (a) on or before the Lease Commencement Date; (b) at least thirty (30) days before the expiration date of any policy; and (c) on renewal of any policy.

iv) Deductibles and Self-Insured Retentions. Except as otherwise provided in Section 13(f) above, all deductibles and self-insured retentions under Tenant’s policies are subject to Landlord’s prior written approval.

v) Waiver of Subrogation. Landlord and Tenant agree to cause the insurance companies issuing their respective property (first party) insurance to waive any subrogation rights that those companies may have against Tenant or Landlord, respectively, as long as the insurance is not invalidated by the waiver. If the waivers of subrogation are contained in their respective insurance policies, Landlord and Tenant waive any right that either may have against the other on account of any loss or damage to their respective property to the extent that the loss or damage is insured.

vi) Review of Coverage. On or after the fifth (5th) anniversary of the Lease Commencement Date, Landlord shall have the right to review any insurance policy maintained by Tenant pursuant to this Section to determine whether such policy is adequate to properly insure all interests and as required by this Section and fulfill the intent thereof In the event that Landlord determines that Tenant’s insurance coverage is insufficient to Rail the terms or intent of this Section, Landlord shall have the right to require that Tenant increase Tenant’s insurance coverage to fulfill the requirements of this Section, which right, if exercised, shall be exercised reasonably. Landlord shall have the right review Tenant’s insurance coverage pursuant to this Section on or after the end of each five (5) year period following the most recent review hereunder.

vii) Lender’s Policy Requirements. Notwithstanding any provision herein contained to the contrary, Tenant agrees and acknowledges that Tenant’s Insurance requirements, or the insurance required to be maintained by the Association, may be subject to shame as a result of requirements which may be hereafter imposed by a Lender. Under such circumstances, Tenant agrees to any such changes, to pay for the same, and to otherwise comply with the provisions of this Section 13 with respect to any additional insurance requirements. In the event of any such required changes, Tenant shall pay the cost of the same directly to Landlord as Additional Rent, or if appropriate, as Tenant’s Share of the additional cost and expense of maintaining such additional required insurance regarding the Common Areas.

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14. DAMAGE AND DESTRUCTION.

a) Repair of Damage. Tenant shall be solely responsible for any and all repair of damage to the improvements and alterations made by Tenant to Unit including personally owned fixtures and equipment maintained by Tenant at the Unit Property from any cause whatsoever, other than the gross negligence of the Landlord, pursuant to the terms of this Lease, including repair of damage resulting from fire, earthquake, or any other identifiable event (“Casualty”) to the fullest extent reasonably possible. It is the intention of the parties to this Lease that Tenant shall be adequately insured, pursuant to Section 13 of this Lease, to fully and completely repair any and all such damage, and that Tenant shall accordingly fully mid completely repair such damage. In no event shall this Lease terminate on account of Casualty affecting the Unit Property except as expressly agreed to in writing by Landlord and Tenant upon such terms as are acceptable to both parties.

b) Waiver of Statutory Provisions. The provisions of this Lease, including those in this Section, constitute an express agreement between Landlord and Tenant that applies in the event of any Casualty to the Unit Property. Tenant, therefore, fully waives the provisions of any statute or regulation, including California Civil Code sections 1932(2) and 1933(4), for any rights or obligations concerning a Casualty regarding the Unit Property.

15. CONDEMNATION.

a) Definition of “Condemnation.” As used in this Lease, the term Condemnation (Condemnation) means a permanent taking through (a) the exercise of any government power (by legal proceedings or otherwise) by any public or quasi-public authority or by any other party having the right of eminent domain (Condemnor) or (b) a voluntary sale or transfer by Landlord to any Condemnor, either under threat of exercise of eminent domain, by a Condemnor or while legal proceedings for condemnation are pending.

b) Effect on Rights and Obligations. If, during the Lease Term or the period between the date of execution of this Lease and the date on which the Lease Term bens, there is any Condemnation of all or part of the Unit Property, or Development, the rights and obligations of the parties shall be determined under this Section 15, and Rent shall not be affected or abated except as expressly provided in this Section. Landlord shall notify Tenant in writing of any Condemnation regarding the Unit Property within thirty (30) days after the later of (a) the filing of a complaint by Condemnor or (b) the final agreement and determination by Landlord and Condemnor of the extent of the taking (Condemnation Notice).

c) Termination of Lease.

i) Definition of “Termination Date.” For purposes of this section the termination date (“Termination Date”) shell be the earliest of: (a) the date on which Condemnor takes possession of the property that is subject to the Condemnation; or (b) the date on which title to the property subject to the Condemnation is vested in Condemnor. If termination occur under this Section 15 the Termination Date shall be the earliest of the dates described in subsection 15(c)(i).

ii) Automatic Termination. If the Unit Property is totally taken by Condemnation, this Lease shall terminate as of the Termination Date, and the Condemnation Award shall be allocated between Landlord and Tenant in accordance with Section 15(e).

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iii) Election to Terminate.

1)	If a Condemnation of not less than thirty percent (30%) of the Usable Square Footage of the Unit Property Deems during the Lease Term, both Landlord and Tenant shall have the option to elect to terminate this Lease. Such termination shall occur only if the terminating party notifies the non-terminating party in writing of its intent to terminate within thirty (30) days of receiving Condemnation Notice. Such termination notice shall have no force or effect if the Condemnation fails to occur or if any :amount Less than thirty percent (30%) of the Usable Square Footage of the Unit Property is actually taken for any reason whatsoever.

2)	If a Condemnation of thirty percent (30%) or less of the Usable Square Footage of the Unit Property occurs during the Lease Term, whereby the proposed condemnation will render the Unit Property as being no longer reasonable feasible for continued use and occupancy by Tenant as herein contemplated, then Tenant shall have the option to elect to terminate this Lease. Such termination shall occur only if Tenant notifies the Landlord in writing of Tenant’s intent to terminate within thirty (30) days of receiving Condemnation Notice.

iv) Tenant’s Waiver. Tenant agrees that its rights to terminate this Lease due to partial Condemnation are governed by this Article 15. Tenant waives all rights it may have under California Code of Civil Procedure section 1265.130, or otherwise, to terminate this Lease based on a partial Condemnation.

v) Proration of Rent. If this Lase is terminated under this Section 15, the termination shall be effective on the Termination Date, and Landlord shell prorate Rent to that date. Tenant shall be obligated to pay Rent for the period up to, but not including, the Termination Date as prorated by Landlord. Landlord shall return to Tenant prepaid Rent allocable to any period on or after the Termination Date.

d) Effect of Condemnation if Lease Is Not Terminated. If any part of the Unit Property is taken by Condemnation and this Lease is not terminated, Rent shall be proportionately reduced based on the Rentable Square Footage of the Unit Property taken. Landlord and Tenant agree to enter into an amendment to this Lease within thirty (30) days after the partial taking, confirming the reduction in Rentable Square Footage of the Unit Property and the reduction in Rent.

e) Allocation of Award. Any payment of compensation and damage pursuant to a condemnation under this Section shall be divided as follows:

i) All compensation and damages payable for or on account of improvements to the Unit Property made by Tenant that would be owned by Tenant at the expiration of the Lease Term, pursuant to Section 11(f), Shall be payable to Tenant; and

ii) All other compensation and damages payable in connection with the Condemnation shall be solely the property of Landlord.

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16. ASSIGNMENT AND SUBLEASING.

a) Restricted Transfers

i) Consent Required; Definition of Transfer. Tenant shall obtain Landlord’s written consent, which consent shall not be unreasonably withheld or delayed, before entering into or permitting any Transfer. A Transfer (“Transfer”) consists of any of the following, whether voluntary or involuntary and whether effected by death, operation of law, or otherwise: (a) any assignment, sublease, mortgage, pledge, encumbrance, or other transfer of any interest in this Lease; and (b) any of the changes (e.g., a change of ownership or reorganization) included in the definition of Transfer in Section 16(b). Any person to whom any Transfer is made or sought to be’ made is a “Transferee.”

ii) Landlord’s Remedies. If a Transfer fails to comply with this Section 16, Landlord may, at its sole option, do any or all of the following: (a) void the Transfer and continue the Lease in effect; (b) declare Tenant in material and incurable default under Section 21 notwithstanding any cure period specified therein; or (c) ratify the Transfer.

b) Transfer Procedure.

i) Transfer Notice. Before entering into or permitting any transfer, Tenant shall provide to Landlord a written Transfer Notice (“Transfer Notice”) at least forty-five (45) days before the proposed effective date of the Transfer. The Transfer Notice shall include all of the following: (a) information regarding the proposed Transferee, including the name, address, and ownership of Transferee; the nature of Transferee’s business; and Transferee’s current financial statements, bank account statements, tax returns, and a detailed business plan; (b) all the terms of the proposed Transfer, including the consideration payable by Transferee; the portion of the Unit Property that is subject to the Transfer (“Subject Space”); the proposed use of the Subject Space; the effective date of the Transfer; and a copy of all documentation concerning the proposed Transfer; (c) any other information or documentation reasonably requested by Landlord; and (d) an executed estoppel certificate from Tenant as to the current state of the Lease and any and all other agreements between the wiles. Any Transfer Notice delivered by Tenant to Landlord shall include a payment of $1000.00 to Landlord towards the Transfer Fee herein described (the “Transfer Fee Deposit”).

ii) Transfer Fee. Within thirty (30) days after Landlord’s written request, Tenant shall pay as Additional Rent any reasonable review and processing costs and fees, as well as any reasonable legal fees that Landlord incurs in reviewing and processing the Transfer Notice (“Transfer Fee”) as the same may exceed the Transfer Fee Deposit. Tenant shall pay the Transfer Fee whether or not Landlord consents to the Transfer. In no event shall the Transfer Fee exceed the sum of $2500.00. All other costs and expenses (including any brokerage commissions) incurred by Tenant in connection with the proposed Transfer shall be borne by Tenant.

iii) Limits of Consent. If Landlord consents to any Transfer, the following limits apply: (a) Landlord does not agree to waive or modify the terms and conditions of this Lease; (b) Landlord does not consent to any further Transfer by either Tenant or Transferee; (c) Tenant remains liable under this Lease, and any guarantor of the Lease remains liable under the guaranty; and (d) Tenant may enter into that Transfer in accordance with this Section if: (1) The Transfer

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occurs within six (6) months after Landlord’s consent or such longer period of time as Landlord may agree to in writing; (2) The Transfer is made upon the same terms as specified in the Transfer Notice; and (3) Tenant delivers to Landlord, promptly after execution, an original, executed copy of all documentation pertaining to the Transfer in a form reasonably acceptable to Landlord, (including Transferee’s agreement to be subject and subordinate to the Lease and to assume Tenant’s obligations under the Lease to the extent applicable to the Unit Property).

If the Transfer occurs after six (6) months (or such longer period of time as Landlord may agree to in writing) or the terms of the Transfer have materially changed from those in the Transfer Notice, Tenant shall submit a new Transfer Notice under subsection 16(b), requesting Landlord’s consent, and the Unit Property shall again be subject to Landlord’s rights under section 16. A material change is one the terms of which would have entitled Landlord to refuse to consent to the Transfer initially or would cause the proposed Transfer to be more favorable to Transferee than the terms in the original Transfer Notice.

c) Landlord’s Consent.

i) Reasonable Consent. Landlord may not unreasonably withhold its consent to any proposed Transfer that complies with this Section 16. Reasonable grounds for denying consent include, but are not limited to, any of the following: (a) Transferee’s credit history, business, or proposed use is not consistent with the character or quality of the Development; (b) Transferee would be a significantly less prestigious occupant of the Development than Tenant; (c) Transferee is either a government agency or an instrumentality of one; (d) Transferee’s intended use of The Unit Property is inconsistent with the Permitted Use, Laws and Orders, the Covenants, Codes and Restrictions, or will materially and adversely affect Landlord’s interest; (c) Transferee’s financial condition is or may be inadequate to support the Lease obligations of Transferee under the Transfer documents; or (f) the Transfer would cause Landlord to violate another lease or agreement to which Landlord is a party or would give any other tenant at the Development the right to cancel or seek to terminate its lease.

ii) Landlord’s Written Response. Within a reasonable time after receipt of a Transfer Notice that complies with subsection 16(b)(i), Landlord shall approve or disapprove the proposed Transfer in writing.

iii) Tenant’s Remedies. If Landlord wrongfully denies or conditions its consent, Tenant may seek only declaratory and injunctive relief Tenant specifically waives any damage claims against Landlord in connection with the withholding of consent under this Section.

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d) Transfers of Ownership Interests and Other Organizational Changes.

i) Change of Ownership; Reorganization. For purposes of this Section 16, Transfer (“Transfer”) also includes:

(1) If Tennant is a partnership or limited liability company:

(a) A change in ownership effected voluntarily, involuntarily, or by operation of law within a twelve-month (12-month) period, of fifty (50%) or more of the partners or members or fifty (50%) or more of the partnership or membership interests; or

(b) The dissolution of the partnership or limited liability company without its immediate reconstitution.

(2) If Tenant is a closely held corporation (i.e., one whose stock is not publicly held and not traded through an exchange or over the counter):

(a) The sale or other transfer within a twelve-month (12-month) period, of more than an aggregate of fifty percent (50%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death);

(b) The sale, mortgage, hypothecation, or pledge within a twelvemonth (12-month) period, of more than an aggregate of twenty-five percent (25%) of the value of Tenant’s unencumbered assets; or

(c) The dissolution, merger, consolidation, or other reorganization

ii) Transfer to Affiliate. Despite any other provision of this Lease, Landlord’s consent is not required for any Transfer to an Affiliate, as defined in subsection 16(d)(iii), as long as the following conditions are met: (a) at least ten (10) business days before the Transfer, Landlord receives written notice of the Transfer (as well as any documents or information reasonably requested by Landlord regarding the Transfer or Transferee); (b) the Transfer is not a subterfuge by Tenant to avoid its obligations under the Lease; (c) if the Transfer is an assignment, Transferee assumes in writing all of Tenant’s obligations under this Lease and (d) Transferee hoe a tangible net worth, as evidenced by financial statements delivered to Landlord and certified by an independent certified public accountant in accordance with generally accepted accounting principles that are consistently applied (Net Worth), at least equal to Tenant’s Net Worth either immediately before the Transfer or as of the date of this Lease, whichever is greater.

iii) Definition of Affiliate. An Affiliate (Affiliate) means any entity that (a) controls, is controlled by, or is under common control with Tenant, or (b) is the surviving entity as a result of a merger with Tenant Control (Control) means the direct or indirect ownership of more than fifty percent (50%) of the voting securities of an entity or possession of the right to vote more than fifty percent (50%) of the voting interest in the ordinary direction of the entity’s affairs.

17. SURRENDER OF UNIT PROPERTY.

a) Surrender of Unit Property. No act of Landlord or its authorized representatives shall constitute Landlord’s acceptance of a surrender or abandonment of the Unit Property by Tenant unless that intent is specifically acknowledged in a writing signed by both parties. At the option of Landlord, a surrender and termination of this Lease shall operate as an assignment to Landlord of all subleases or sub tenancies. Landlord shall exercise this option by giving notice of that assignment to all subtenants within ten (10) days after the effective den of the surrender and termination.

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b) Removal of Tenant Property by Tenant. On the expiration or earlier termination of the Lease Term, Tenant shall quit the Unit Property and surrender possession to Landlord in accordance with this section. Tenant shall leave the Unit Property in substantially the same condition as existed on the Lease Commencement Date, with all Tent Improvements intact , except for reasonable wear and tear. On expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Unit Property: (a) All debris and rubbish; (b) Any items of furniture, equipment, freestanding cabinet work, and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Unit Properly; (c) Any similar articles of any other persons claiming under Tenant that Landlord, in Landlord’s sole discretion, requires to be removed; and (d) Any alterations and improvements that Tenant is required to remove under Section 11. Tenant shall, at Tenant’s sole expense, repair all damage or injury that may occur to the Unit Property caused by Tenant’s removal of those items and shall restore the Unit Property to its original condition as of the Lease Commencement Date, with Tenant Improvements intact.

18. HOLDING OVER.

a) Holdover Rent. If Tenant remains in possession of the Unit Property after expiration or earlier termination of this Lease with Landlord’s express written consent, Tenant’s occupancy shall be a month-to-month tenancy at a rent agreed on by Landlord and Tenant but in no event less than the Base Rent and Additional Rent payable under this Lease during the last full month before the date of expiration or earlier termination of this Lease. The month-to-month tenancy shall be on the terms and conditions of this Lease except as provided in (a) the preceding sentence and (b) the Lease clauses concerning lease term and extension rights. Landlord’s acceptance of rent after such holding over with Landlords written consent shell not result in any other tenancy or in a renewal of the original term of this Lease. If Tenant remains in possession of the Unit Property after expiration or earlier termination of this Lease without Landlord’s consent, Tenant’s continued possession shall be on the basis of a tenancy at sufferance and Tenant shall pay as monthly rent during the holdover period an amount equal to the greater of: (1) One-hundred and fifteen percent (115%) of the fair market rental (as reasonably determined by Landlord) forth Unit Property; or (2) One-hundred Fifty percent (150%) of the Base Rent and Additional Rent payable under this Lease for the last full month before the date of expiration or termination.

b) No Consent or Waiver Implied. Nothing in this Section 18 shall be construed as implied consent by Landlord to any holding over by Tenant Landlord expressly reserves the right to require Tenant to surrender possession of the Unit Property to Landlord as provided in this Lease on expiration or other termination of this Lease. The provisions of this Section 18 shall not be considered to limit or constitute a waiver of any other rights or remedies of Landlord provided in this Lease or at law.

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19. ESTOPPEL CERTIFICATES.

a) Tenant’s Obligation to Provide Estoppel Certificates. Within ten (10) days after a written request by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate, in a form acceptable to Landlord, indicating in the certificate any exceptions to the statements in the certificate that may exist at that time. The certificate shall also contain any other information reasonably requested by Landlord or any existing or prospective lender, mortgagee, or purchaser. To the extent Tenant fails to provide the estoppel certificate within ten (10) days, the Landlord shall be entitled and hereby authorized to execute the Estoppel Certificate on the Tenant’s behalf, and the content thereof shall be deemed approved by Tenant and Tenant shall be bound by the terms as though Tenant had executed the same.

b) Financial Statements. Within fifteen (15) days after a written request by Landlord, Tenant shall provide Landlord with a copy of the financial statements set forth in Tenant’s10-K or a similar certified public accountant’s certified financial report or statement for the two (2) years preceding the current financial statement year.

c) Failure to Deliver. Tenant’s failure to execute or deliver an Estoppel Certificate in the required time period shall constitute an acknowledgment by Tenant that the statements included in any Estoppel Certificate prepared by Landlord under Section 19(a) are true and correct, without exception. Tenant’s failure to execute or deliver an Estoppel Certificate or other document or instrument required under this Section 19 in a timely manner shall be a material breach of this Lease.

20. SUBORDINATION, NONDISTURBANCE, AND ATTORNMENT.

a) Automatic Subordination. This Lease is subject and subordinate to: (a) the lien of any mortgages, deeds of trust, or other encumbrances (Encumbrances) of the Development Property (b) all present and future ground or underlying leases (Underlying Leases) of the Development now in force against the Development; (c) all renewals, extensions, modifications, consolidations, and replacements of the items described in subparagraphs (a)-(b); and (d) all advances made or hereafter to be made on the security of the Encumbrances. Despite any other provision of this Section 20, any Encumbrance holder or Landlord may elect that this Lease shall be senior to and have priority over that Encumbrance or Underlying Lease whether this Lease is dated before or after the date of the Encumbrance or Underlying Lease.

b) Subordination Agreement; Agency. This subordination is self-operative, and no further instrument of subordination shall be required to make it effective. To confirm this subordination, however, Tenant shall, within five (5) days after Landlord’s request, execute any farther instruments, subordination agreements) or assurances in recordable form that Landlord reasonably considers necessary to evidence or confirm the subordination or superiority of this Lease, as Landlord may elect, to any such Encumbrances or Underlying Leases. Tenant’s failure to execute and deliver such instrument(s) shall constitute a material breach and default under this Lease.

c) Attornment. Tenant covenants and agrees to attorn to the transferee of Landlord’s interest in the Real Property by voluntary sale or transfer, by foreclosure; deed in lieu of foreclosure, by exercise of any remedy provided in any Encumbrance or Underlying Lease, or operation of law

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(without any deductions or setoffs), if requested to do so by the transferee, and to recognize the transferee as the Landlord under this Lease. Such transferee shall not be liable for: (a) any acts, omissions, or defaults of Landlord that occulted before the sale or conveyance; or (b) the return of any security deposit except for deposits actually paid to or received by the transferee.

d) Non-disturbance. Notwithstanding the terms of this Section 20, Tenant’s right to quiet possession of the Unit Property shall not be disturbed so long as Tenant is not in default pursuant to Section 21 below.

e) Notice of Default: Right to Cure. Tenant agrees to give written notice of any default by Landlord to the holder of any Encumbrance or Underlying Lease ( “Lienholder”). Tenant agrees that, before it exercises any rights or remedies under the lease, the Lienholder or Landlord shall have the right, but not the obligation, to cure the default within the same time, if any, given to Landlord to cure the default, plus whatever additional period is required by the Lienholder , which in any event shall be not less than an additional thirty (30) days. Tenant agrees that this cure period shall be extended by the time necessary for the Lienholder to begin foreclosure proceedings and to obtain possession of the Unit Property or Development, as applicable.

21. DEFAULTS AND REMEDIES.

a) Tenant’s Default. The occurrence of any of the following shall constitute a default by Tenant under this Lease:

i) Tenant’s failure to pay when due any Rent required to be paid under this Lease if the failure continues for five (5) business days air written notice of the failure from Landlord to Tenant;

ii) Tenant’s failure to provide any instrument or assurance or estoppel certificate as required by Sections 19 and 20 if the failure continues for ten (10) days after written notice of the failure from Landlord to Tenant;

iii) Tenant’s failure to perform any other obligation under this Lease if the failure continues for thirty (30) days after written notice of the failure from Landlord to Tenant; provided, however, that if such failure is not susceptible of cure within such thirty (30) day period, Tenant shall not be in default so long as Tenant commences the cure within such thirty (30) day period and diligently pursues cure to completion.

iv) Tenant’s abandonment of the Unit Property, including Tenant’s absence from the Unit Property for seven (7) consecutive days (excluding Saturdays, Sundays, and California legal holidays) while in default under any provision of this Lease;

v) To the extent permitted by law:

(1) A general assignment by Tenant or any guarantor of the Lease for the benefit of creditors;

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(2) The filing by or against Tenant, or any guarantor, of any proceeding under an insolvency or bankruptcy law, unless (in the case of an involuntary proceeding) the proceeding is dismissed within sixty (60) days;

(3) The appointment of a trustee or receiver to take possession of all or substantially all the assets of Tenant or any guarantor, unless possession is unconditionally restored to Tenant or that guarantor within thirty (30) days and the trusteeship or receivership is dissolved;

(4) Any execution or other judicially authorized seizure of all or substantially all the assets of Tenant located on the Unit Property, or of Tenant’s interest in this Lease, unless that seizure is discharged within thirty (30) days; or

vi) The committing of waste on the Unit Property.

b) Replacement of Statutory Notice Requirements. When this Lease requires service of a notice, that notice shall not be deemed to replace statutory notice, including any notices required by Code of Civil Procedure section 1161 or any similar or successor statute. When a statute requires service of a notice within a particular time in a particular manner, service of that notice (or a similar notice required by this Lease) in the manner required by Section shall not replace or satisfy the statutory service-of-notice procedures, including those required by Code of Civil Procedure section 1162 or any similar or successor statute to the fullest extern permitted by law. In the event of any conflict between the notice provisions of this Lease and any California statutory law, the terms of the statutory law shall be deemed to control the rights and obligations of the parties.

c) Landlord’s Remedies on Tenant’s Default. On The occurrence of a default by Tenant, Landlord shall have the right to pursue any one or more of the following remedies in addition to any other remedies now or later available to Landlord at law or in equity. These remedies are not exclusive but cumulative.

i) Termination of Lease. Landlord may terminate this Lease and recover possession of the Unit Property. Once Landlord has terminated this Lease, Tenant shall immediately surrender the Unit Property to Landlord. On termination of this Lease, Landlord may recover from Tenant all of the following: (a) The worth at the time of the award of any unpaid Rent that has accrued at the time of the termination, to be computed by allowing interest at the rate set forth in Section 23 but in no case greater than the maximum amount of interest permitted by law; (b) The worth at the time of e award of the mount by which the unpaid Rent that would have been earned between the time of the termination and the time of the award exceeds the amount of unpaid Rent that Tenant proves could reasonably have been avoided, to be computed by allowing interest at the rate set forth in Section 23 but in no case greater than the maximum amount of intent permitted by law; (c) The worth at the time of the award of the amount by which the unpaid Rent for the balance of the Lease Term after the time of the award exceeds the amount of unpaid Rent that Tenant proves could reasonably have been avoided, to be computed by discounting that amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%); (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform obligations under this Lease, including brokerage commissions and advertising expenses, expenses of remodeling the Unit Property for a new tenant (whether for the same or a different use), and any special concessions made to obtain a new tenant; and (e) Any other amounts, in addition to or in lieu of those listed above, that may be permitted by applicable law.

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ii) Continuation of Lease in Effect. Landlord shall have the remedy described in Civil Code section 1951.4, which provides that, when a tenant has the right to sublet or assign (subject only to reasonable limitations), the landlord may continue the lease in effect after the tenant’s breach and abandonment and recover Rent as it becomes due. Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may enforce all of Landlord’s rights and remedies under this Lease, including the right to recover all Rent as it becomes clue.

iii) Tenant’s Subleases. Whether or not Landlord elects to terminate this Lease on account of any default by Tenant, Landlord may:

(1) Terminate any sublease, license, concession, or other consensual arrangement for possession entered into by Tenant and affecting the Unit Property.

(2) Choose to succeed to Tenant’s interest in such an arrangement. If Landlord elects to succeed to Tenant’s interest in such an arrangement, Tenant shall, as of the date of notice by Landlord of that election, have no further right to, or interest in, the Rent or other consideration receivable under that arrangement.

d) Form of Payment After Default. If Tenant fails to pay any amount due under this Lease within three (3) days after the due date or if Tenant draws a check on an account with insufficient funds, Landlord shall have the right to require that any subsequent amounts paid by Tenant to Landlord under this Lease (to cure a default or otherwise) be paid in the form of cash, money order, cashier’s or certified check drawn on an institution acceptable to Landlord, or other form approved by Landlord despite any prior practice of accepting payments in a different form.

e) Acceptance of Rent Without Waiving Rights. Landlord may accept Tenant’s payments without waiving any rights under this Lease, including rights under a previously served notice of default. If Landlord accepts payments after serving a notice of default, Landlord may nevertheless commence and pursue an action to enforce rights and remedies under the previously served notice of default.

f) Tenant’s Remedies on Landlord’s Default. Tenant waives any right to unilaterally declare a termination of this Lease and to vacate the Unit Property thereunder on Landlord’s default under this Lease. Tenants sole remedy on Landlord’s default is an action for damages as provided under Section 13, or injunctive or declaratory relief seeking a formal declaration as to the termination of the Lease, and Tenant’s rights thereunder.

22. LANDLORD’S RIGHT TO PERFORM TENANT’S OBLIGATIONS

a) Landlord’s Right to Perform Tenant’s Obligations. All obligations to be performed by Tenant under this Lease shall be performed by Tenant at Tenants expense and without any reduction of Rent. If Tenant’s failure to perform an obligation continues for five (5) days after notice to Tenant, Landlord may perform the obligation on Tenant’s behalf, without waiving Landlord’s rights

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for Tenant’s failure to perform any obligations under this Lease and without releasing Tenant from such obligations. Within fifteen (15) days after receiving a statement from Landlord, Tenant shall pay to Landlord the amount of expense reasonably incurred by Landlord, in performing Tenant’s obligation under this See don, as Additional Rent.

23. LATE PAYMENTS.

a) Late Charges. If any Rent payment is not received by Landlord or Landlord’s designee within five (5) days after that Rent is due, Tenant shall pay to Landlord a late charge (Late Charge(s)) often percent (10%) of such delinquent payment as liquidated damages. Tenant shall lay this amount for each calendar month in which all or any part of any Rent payment remains delinquent for more than five (5) days after the due date. The parties agree that this late charge represents a reasonable estimate of the expenses that Landlord will incur because of any late payment of Rent (other then attorney fees and costs incurred under Section 26). Landlord’s acceptance of any liquidated damages shall not constitute a waiver of Tenant’s default with respect to the overdue amount or prevent Landlord from exercising any of the rights and remedies available to Landlord under this Lease. Tenant shall pay The late charge as Additional Rent with the next installment of Rent.

24. NONWAIVER.

a) Nonwaiver. No waiver of any provision of this Lease shall be implied by any failure of Landlord to enforce any remedy for the violation of that provision, even if that violation continues or is repeated. Any waiver by Landlord of any provision of this Lease must be in writing. Such written waiver shall affect only the provision specified and only for the time and in the manner stated in the writing.

b) Acceptance and Application of Payment; Not Accord and Satisfaction. No receipt by Landlord of a lesser payment than the Rent required under this Lease shall be considered to be other than on account of the earliest amount due, and no endorsement or statement on any check or letter accompanying a payment or check shall be considered an accord and satisfaction. Landlord may accept checks or payments without prejudice to Landlord’s right to recover all amounts due and pursue all other a remedies provided for in this Lease.

Landlord’s receipt of monies from Tenant after giving notice to Tenant terminating this Lease shall in no way reinstate, continue, or extend the Lease Term or affect the Termination Notice given by Landlord before the receipt of those monies. After serving notice terminating this Lease, filing an action, or obtaining final judgment for possession of the Unit Property, Landlord may receive end collect any Rent due and the payment of Rent shall not waive or affect such prior notice, action, or judgment

25. WAIVER OF RIGHT TO JURY TRIAL

Waiver of Right Jury Trial. Landlord and Tenant waive their respective rights to trial by jury of any contract or tort claim, counterclaim, cross-complaint, or cause of action in any action, proceeding, or hearing brought by either party against the other on any matter arising out of or in any

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way connected with this Lease, the relationship of Landlord and Tenant, or Tenant’s use or occupancy of the Unit Property, including any claim of injury or damage or the enforcement of any remedy under any current or future law, statute, regulation, code, or ordinance.

Landlord’s initials /s/ NT Tenant’s initials /s/ RS

26. ATTORNEY FEES AND COSTS.

Attorney Fees and Costs. If either party undertakes litigation against the other party arising out of or in connection with this Lease, the prevailing party shall be entitled to recover from the other party reasonable attorney fees and court costs incurred. The prevailing party shall be determined under Civil Code section 1717(b)(1) or any successor statute. Landlord shall also be entitled to collect from Tenant, as costs under this Lease, any attorney fees Landlord incurs in collecting any sum due from Tenant and not timely paid under the Lease whether or not Landlord institutes any legal action to collect such sum.

27. LANDLORD’S ACCESS TO UNIT PROPERTY.

a) Landlord’s Access to Unit Property. Landlord and its agents shall have the right at all reasonable times to enter the Unit Property to: (a) inspect the Unit Property; (b) show the Unit Property to prospective purchasers, mortgagees, or tenants or to ground Landlords or underlying Landlords; (c) serve, post, and keep posted notices required by law or that Landlord considers necessary for the protection of Landlord or the Development; or (d) make repairs, replacements, alterations, or improvements to the Unit Property or Development that Landlord considers necessary or desirable. Despite any other provision of this Section 27, Landlord may enter the Unit Property at any time to: (a) perform services required of Landlord; (b) take possession due to any breach of this Lease; or (c) perform any covenants of Tenant that Tenant fails to perform.

b) Tenant’s Waiver. Landlord may enter the Unit Property without the abatement of Rent and may take steps to accomplish the stared purposes. Tenant waives any claims for damages caused by Landlord’s entry, including damage claims for: (a) injuries; (b) inconvenience to or interference with Tenant’s business; (c) lost profits; and (d) loss of occupancy or quiet enjoyment of the Unit Property, unless such damages arise solely from the gross negligence of the Landlord.

c) Method of Entry. For entry as permitted by this Section 27, Landlord shall at all times have a key or, if applicable, a card key with which to unlock all the doors in the Unit Property, excluding Tenant’s vaults, and safes. In an emergency situation, Landlord shall have the right to use any means that Landlord considers proper to open the doors in and to the Unit Property. Any such entry into the Unit Property by Landlord shall not be considered a forcible or unlawful entry into, or a detainer of, the Unit Property or an actual or constructive eviction of Tenant from any portion of the Unit Property.

28. SIGNS.

Development Name; Landlord’s Signage Rights. Subject to Tenant’s signage rights under this Section 28, Landlord and/or the Association may at any time change the name of the Development and install, affix, and maintain all signs on the exterior and interior of the

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Development as they may, in their sole discretion, desire. Tenant shall not have or acquire any property right or interest in the name of the Development. Tenant may make reasonable use the name of the Development on pictures or illustrations of the Development in advertising or other publicity during the Lease Term. Tenant’s right to maintain signs at the Development shall be subject to the consent of the Association, the Projects Documents, and the rules and regulations of any governmental authority having jurisdiction over the Development.

Tenants Signage Rights. Tenant shall have the right to place signage above the western entrance of the building (see Signage Location Exhibit). All signage shall be approved by Landlord and be consistent with Association rules and regulations regarding building signage.

29. TENANT PARKING.

a) Number of Parking Spaces. Tenant shall have non-exclusive use of available unmarked parking spaces within the Development as shown on Exhibit “A”. Tenant agrees and acknowledges that Tenant has no exclusive parking spaces nor exclusive parking rights within the Development parking area except as the same may be designated or otherwise approved in writing the Association.

b) Changes in Location, Layout, and Service. Tenant acknowledges and agrees that the Association has the right to change the location, size, configuration, design, layout, and all other aspects of the parking facility, including the discontinuance of the escort or valet system. The Association may close off or restrict access to the parking facility from time to time to facilitate construction, alteration, or improvements, without incurring any liability to Tenant and without any abatement of Rent under this Lease.

c) Parking Rules and Regulations. Tenant’s continued right to non-exclusive use of available unmarked parking spaces adjacent to the Development is conditioned on Tenant’s abiding by all rules and regulations prescribed from time to time for the orderly operation and use of the parking facility, Laws and Orders, and the Covenants, Codes and Redactions. Tenant shall use all reasonable efforts to ensure that Tenant’s employees and visitors also comply with such rules and regulations.

30. MISCELLANEOUS.

a) Captions. The captions of articles and sections and the table of contents of this Lease are for convenience only and have no effect on the interpretation of the provisions of this Lease.

b) Word Usage. Unless the context clearly requires otherwise: (a) the plural and singular numbers shall each be considered to include the other; (b) the masculine, feminine, and neuter senders shall each be considered to include the others; (c) “shall,” “will,” “must,” “agrees,” and “covenants” are each mandatory; (d) “may” is permissive; (e) “or” is not exclusive; and (f) “includes” and “including” are not limiting.

c) Counting Days. Days shall be counted by excluding the first day and including the last day. If the last day is a Saturday, Sunday, or legal holiday as described in Government Code sections 6700-6701, it shall be excluded. Any act required by this Lease to be performed by a

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certain day shall be timely performed if completed before 5 p.m. local time on that date. If the day for performance of any obligation colder this Lease is a Saturday, Sunday, or legal holiday, the time for performance of that obligation shall be extended to 5 p.m. local time on the first following date that is not a Saturday, Sunday, or legal holiday.

d) Entire Agreement; Amendments. This Lease and all exhibits referred to in this Lease constitute the final, complete, and exclusive statement of the terms of the agreement between Landlord and Tenant pertaining to Tenant’s lease of the Unit Property and supersedes all prior and contemporaneous understandings or agreements of the parties. Neither party has been induced to enter into this Lease by, and neither party is relying on, any representation or warranty outside those expressly set forth in this Lease. This Lease may be amended only by an agreement in writing signed by Landlord and Tenant/the party to be charged.

e) Exhibits. The Exhibits and Addendum, if applicable, attached to this Lease area part of this Lease and incorporated into this Lease by reference.

f) Reasonableness and Good Faith. Except as limited elsewhere in this Lease, whenever this Lease requires Landlord or Tenant to give its consent or approval to any action on the part of the other, such consent or approval shall not be unreasonably withheld or delayed. If either Landlord or Tenant disagrees with any determination covered by this prevision and reasonably requests the reasons for that determination, the determining party shall furnish its reason in writing and in reasonable detail within five (5) business days following the request

g) Partial Invalidity. If a court or arbitrator of competent jurisdiction holds any Lease clause to be invalid or unenforceable in whole or in part for any reason, the validity and enforceability of the remaining clauses, or portions of them, shell not be affected.

h) Binding, Effect. Subject to Section 16 and Section 30(o), this Lease shall bind and benefit the parties to this Lease and their legal representatives and successors in interest.

i) Independent Covenants. This Lease shall be construed as though the covenants between Landlord and Tenant are independent and not dependent. Tenant expressly waives the benefit of any statute to the cony and agrees that if Landlord fails to perform its obligations under this Lease, Tenant shall not be entitled: (a) to make any repairs or perform any acts at Landlord’s expense; or (b) to any setoff of the Rent or other amounts owing under this Lease against Landlord. The foregoing, however, shall in no way impair Tenant’s right to bring a separate action against Landlord for any violation by Landlord of the provisions of this Lease if notice is first given to Landlord and any lender of whose address Tenant has been notified, and an opportunity is granted to Landlord and that lender to correct those violations as provided in Sections 20 and 21

j) Governing Law. This Lease shall be construed and enforced in accordance with the laws of the State of California.

k) Notices. All notices (including requests, demands, approvals, or other communications) under this Lease shall be in writing.

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i) Method of Delivery. Notice shall be sufficiently given for all purposes as follows:

(1) When personally delivered to the recipient, notice is effective on delivery.

(2) When mailed by certified mail with return receipt requested, notice is effective on receipt if delivery is confirmed by a return receipt.

(3) When delivered by Federal Express/Airborne/United Parcel Service/DHL WorldWide Express with charges prepaid or Owned to the sender’s account, notice is effective on delivery if delivery is confirmed by the delivery service.

(4) When sent by telex or fax to the last telex or fax number of the recipient known to the parry giving notice, notice is effective on receipt as long as (1) a duplicate copy of the notice is promptly given by first-class or certified mail or by overnight delivery or (2) the receiving party delivers a written confirmation of receipt. Any notice given by telex or fax shall be considered to have been received on the next business day if it is received after 5 p.m. (recipient’s rime) or on a non-business day.

ii) Refined, Unclaimed, or Undeliverable Notices. Any correctly addressed notice that is refused, unclaimed, or undeliverable because of an act or omission of the party to be notified shall be considered to be effective as of the first date that the notice was refused, unclaimed, or considered undeliverable by the postal authorities, messenger, or overnight delivery service.

iii) Addresses. Addresses for purposes of giving notice are as follows:

Landlord:

Tank Farm Office Park, LLC

684 Higuera Street, Suite B

San Luis Obispo, CA 93401

Fax: (805) 544-0394

Tenant:

MindBody Inc.

4051 Broad Street, Suite 220

San Luis Obispo, CA 93401

Fax:

Either party may change its address or telex or fax number by giving the other party notice of the charge in any manner permitted by this section 30, provided, however, that Tenant must provide a street address suitable for personal service when changing its address.

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iv) Lenders and Ground Lessor. If Tenant is notified of the identity and address of Landlord’s lender or ground or underlying lessor; Tenant shall give to that lender or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease.

l) Force Majeure. If performance by a party of any portion of this Lease is Made impossible by any prevention delay, or stoppage caused by strikes; lockouts; labor disputes; acts of God; inability to obtain services, labor, or materials or reasonable substitutes for those items; government actions; civil commotions; fire or other casualty; or other causes beyond the reasonable control of the party obligated to perform, performance by that party for a period equal to the period of that prevention, delay, or stoppage is excused. Tenant’s obligation to pay Rent, however, is not excused by this section.

m) Time of the Essence. Time is of the essence of this Lease and each of its provisions.

n) Modifications Required by Landlord’s Lender. If any lender of Landlord requires a modification of this Lease That will not increase Tenant’s cost or expense or materially or adversely change Tenant’s rights and obligations; this Lease shall be so modified and Tenant shall execute whatever documents are required and deliver them to Landlord within ten (10) days after the request.

o) Transfer of Landlord’s Interest. Landlord has the right to transfer all or part of its interest in the Development and Real Property and in this Lease. On such a transfer, Landlord shall automatically be released from all liability accruing under this Lease, and Tenant shall look solely to that transferee for the performance of Landlord’s obligations under this Lease after the date of transfer. Landlord may assign its interest in this Lease to a mortgage lender as additional security. This assignment shall not release Landlord from its obligations under this Lease, and Tenant shall continue to look to Landlord for the performance of its obligations under this Lease,

p) Joint and Several Obligations of Tenant. If more than one individual or entity comprises Tenant, the obligations imposed on each individual or entity that comprises Tenant under this Lease shall be joint and several.

q) Submission of Lease. Submission of this document for examination or signature by the parties does not constitute an option or offer to lease the Unit Property on the terms in this document or a reservation of the Unit Property in favor of Tenant. This document is not effective as a lease or otherwise until executed and delivered by both Landlord and Tenant.

r) Legal Authority.

i) Corporate Authority. If Tenant is a corporation, each individual executing, this Lease on behalf of that corporation represents and warrants that: (a) the individual is authorized to execute and deliver this Lease on behalf of that corporation in accordance with a duly adopted resolution of the corporation’s board of directors and in accordance with that corporation’s articles of incorporation or charter and bylaws; (b) this Lease is binding on that corporation in accordance with its terms; (c) the corporation is a duly organized and legally existing corporation in good standing in the State of California; and (d) the execution and delivery of this Lease by that corporation shall not result in any breach of or constitute a default under any mortgage, deed of trust, lease loan, credit agreement, partnership agreement, or other contract or instrument to which that corporation is a party or by which that corporation may be bound.

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If Tenant is a corporation, Tenant shall, within fifteen (15) days after the date of this Lease, deliver to Landlord a copy of a resolution of Tenant’s board of directors authorizing or ratifying the execution and delivery of this Lease. That resolution must be duly certified by the secretary or assistant secretary of the corporation.

If Tenant fails to comply with this subsection, each individual executing this Lease on behalf of the corporation shall be personally liable for all of Tenant’s obligations under this Lease.

ii) Partnership Authority. If Tenant is a partnership, Tenant represents and warrants: (a) that each individual executing this Lease on behalf of the partnership is duly authorized to execute and deliver this Lease in accordance with the partnership agreement, or an amendment to the partnership agreement, now in effect; (b) this Lease is binding on that partnership; (c) the partnership is a duly organized and legally existing partnership and has filed all certificates required by law; and (d) the execution and delivery of this Lease shall not result in any breath of or constitute a default under any mortgage, deed of trust, lease, loan, credit agreement, partnership agreement, or other contract or instrument to which the partnership is a party or by which the partnership may be bound.

iii) Limited Liability Company Authority. if Tenant is a limited liability company, each individual executing this Lease on behalf of that company represents and warrants that: (a) the individual(s) executing this Lease on behalf of the company has/have full power and authority under the company’s governing documents to execute and deliver this Lease in the name of and on behalf of the company and to cause the company to perform its obligations under this Lease; (b) the company is a limited liability company duly organized and validly existing under the laws of the State of California and is duly qualified and validly existing as a foreign limited liability company in California; and (c) the company has the power wad authority under applicable law and its governing documents to execute and deliver this Lease and to perform its obligations under this Lease.

s) Right to Lease. Landlord reserves the absolute right to contract with any other person or entity to be a tenant in the Development as Landlord, in Landlord’s sole business judgment, determines best to promote the interests of the Development. Tenant does not rely on the expectation, and Landlord does not represent, that any specific tenant or type or number of tenants will, during the Lease Term, occupy any space in the Development

t) No Air Rights. No rights to any view from the Unit Property or to exterior light to the Unit Property are created under this Lease.

u) Brokers. Landlord and Tenant each represents to the outer that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for Anderson Realty anal that they know of no other real estate broker or agent who is entitled to a commission or finder’s fee in connection with this Lease. Each party shall indemnify, protect,

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defend, and hold harmless the other party against all claims, demands; losses, liabilities, lawsuits, judgments, and costs and expenses (including reasonable attorney fees) for any leasing commission. finder’s fee, or equivalent compensation alleged to be owing on account of the indemnifying party’s dealings with any real estate broker or agent other then the Brokers. The terms of this section shall survive the expiration or earlier termination of the Lease Term. Landlord shall solely be responsible for the payment of may commissions, fees or other payments to the Brokers with respect to this Lease.

31. ACKNOWLEGEMENT OF RECIEPT AND EFFECT OF DOCUMENTS.

By its execution of this Lease, Tenant expressly acknowledges that Tenant has received and had the opportunity to read the following documents (“Project Documents”) prior to the execution of this Lease:

1.	The Declaration of Conditions, Covenants, and Restrictions for the Development and amendment thereto,(“CC&Rs”);

2.	The articles and bylaws of the Association;

32. PROJECT DOCUMENTS CONTROLLING.

Tenant hereby agrees that in the event of any conflict in the terms of this Lease with the terms of any of the Project Documents, the terms of the Project Documents shall control.

33. OPTION TO EXTEND TERM OF LEASE.

Tenant has the option to extend the initial five (5) year term of this Lease, subject to all the provisions contained in this Lease, for one (1) consecutive, five (5) year period (“extended term”) immediately following the expiration of the initial five (5) year leasehold term. Each such extension must be exercised by Tenant delivering written notice to Landlord of Tenant’s unequivocal intent to exercise an option (“Option Notice”) at least nine (6) months before expiration of the original; provided that if Tenant is in default on the date forgiving any Option Notice, the Option Notice shall be totally ineffective, or, if Tenant is in default beyond any notice and cure provision under any provision of this Lease on the date the extended tears is to commence, the extended term shall not commence and this Lease still have expired at the end of the original six year term. For purposes of this paragraph, Tenant shall not be deemed in default under any provision of this Lease, other than one requiring the payment of Base Monthly Rent, or additional rent unless, within forty-five (45) days preceding the Option Notice delivery or anytime thereafter, Landlord has delivered Tenant a written notice describing such default, and Tenant has failed to cure such default within five (5) business days following delivery of such notice. Tenant shall have no other rights to extend the Term of this Lease beyond the extension described in this paragraph. During any extension of the term of this Lease, Base Rent shall be determined and payable as follows:

The Landlord and Tenant shall meet and attempt to agree in writing, within 90 days following Tenants timely delivery of the “Option Notice” to a new Base Rent which is equal to the then Prevailing Market Rent for the Unit Property. If Landlord and Tenant are unable to meet and agree, for any reason, as to the Prevailing Market Rent for the Unit Property within ninety (90) days

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following the delivery of the Option Notice required of Tenant for the commencement of a new extended term, then Tenant and Landlord shall have thirty (30) days immediately thereafter within which to jointly employ an M.A.I. designated appraiser acceptable to Landlord whose primary place of business is in San Luis Obispo, California, to determine The Prevailing Market Rent for the Unit Property. For purposes of this determination, “Prevailing Market Rate” Shall be deemed to be the then prevailing fair market annual rent being charged for similar commercial laths of comparable quality and location within the San Luis Obispo Airport/Tank Farm vicinity. Unless otherwise agreed to, the parties shall, within one hundred eighty (180) days of the Tenants delivery of the option notice, obtain a written narrative opinion of the M.A.l. designated appraiser with respect to the Prevailing Market Rent for the Unit Property (the “Appraisal Opinion”). Each party shall bear on behalf of the appraiser’s cost and expenses, unless otherwise paid by Tenant, Tenant’s share shall be payable, within thirty (30) days of the delivery of the narrative opinion, to Landlord as additional rent hereunder. Except as otherwise herein provided, the Appraisal Opinion as to Prevailing Market Rent for the Unit Property shall be binding on both Landlord and Tenant and shall be the initial Base Rent due and payable at the commencement of the extended term, payable in equal monthly installments, with the that such installment becoming due on the first day of the Extended Term (The “Lease Extension Date”). Notwithstanding the foregoing, in the event that the Appraisal Opinion is less than the Base Rent being charged for the Unit Property during the last lease year of the original term of this Lease, then the initial monthly Base Rent for the extended term shall be the Base Rent as the same was due and payable during the year of the original term.

During the extended term, monthly Base Rent shall continue to be due on the first day of each calendar month during the extended term. Beginning on the first anniversary of the Lease Extension Date and each successive anniversary of that date thereafter during the Lease Term (“Adjustment Date(s)”), Base Rent shall increase by three percent (3%) over the Base Rent paid for the immediately preceding year.

Except for the modifications governing the payment of Base Rent as set forth above, all other terms and conditions of this lease shall be applicable to the extended term.

34. RIGHT TO FUTURE DEVELOPMENT.

Landlord may, in its sole option, hereafter elect develop other adjacent real property which may be annexed into the Development, and shall have the right to proceed with the same, so long as such development does not unreasonably interfere with, or reduce the physical size of the Unit Property provided for in this Lease. To the extent that Landlord deems that Tenant’s cooperation is necessary for any reason, Tenant agrees to reasonably cooperate with Landlord in pursuing any development of the adjacent real property and shall execute any documents reasonably deemed necessary by Landlord to effect such development upon Landlord’s request, provided that the cost and expense associated with such documentation is borne by Landlord.

35. ABSOLUTE NET LEASE.

It is the express purpose and intent of Landlord and Tenant that the Base Rent herein provided to be paid to Landlord by Tenant shall be absolutely net to Landlord. This Lease shall yield net to Landlord, without abatement, set-off or deduction there from, the Base Rent as herein

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provided to be paid during the Term. All costs, expenses, and impositions of every kind or nature whatsoever relating to the Unit Property, standing alone or as a portion of the Development; above and beyond the Landlord’s T.I. Obligation, which may arise or become due during the Term of this Lease or any extensions hereof, whether billed or assessed by Landlord or the Association shall be paid by Tenant directly or as Additional Rent, and Landlord shall be indemnified and saved harmless by Tenant from and against the same. Tenant hereby assumes and agrees to perform all duties and obligations with relation to the Unit Property, as well as the use, operate, and maintenance thereof, even though such duties and obligations would otherwise be construed to be those of a lessor. In the event that any provision of this agreement is deemed ambiguous, the parties agree that this paragraph shall control any issue associated with the interpretation of any payment obligation of Tenant above and beyond payment of Base Rent. Nothing herein contained, however, shall be deemed to require Tenant to pay or discharge any voluntary liens or mortgages of any character whatsoever which may be placed upon the Unit Property by the affirmative act of Landlord, accept as expressly set forth in this Lease, Tenant shall not have any right to terminate this Lease for any cause whatsoever, any present or future law to the contrary notwithstanding. Tenant agrees that it will remain obligated under this Lease in accordance with its teams notwithstanding any action which may be taken will respect to this Lease by Landlord or by any trustee or receiver of Landlord in any bankruptcy or similar proceeding.

36. ARBITRATION OF NON-RENT DISPUTES UNDER $30,000.00.

Notwithstanding any provision of this Lease to the contrary, If the parties are unable to agree, or are otherwise involved in any dispute regarding the terms of this Lease, other than a dispute involving the timely payment of any Rents due hereunder, (hereinafter “small non-rental disagreement’ or “SNRD”) wherein the total amount at issue is $30,000.00 or less, then such SNRD may be submitted by either party to an impartial arbitrator whose decision shall be final and binding between the parties.

a) Mutual Agreement: Upon the written request of either party for such arbitration delivered in accordance with the terms of Section 30(k) from either party to the other, the parties may meet or confer within five (5) days following delivery of the request, and mutually agree to an arbitrator who shall be charged with determining the SNRD within 30 days of the date of his employment. The parties shall equally split the charges and fees of any arbitrator selected by the mutual agreement of the parties.

b) No Mutual Agreement: If the parties cannot agree to an arbitrator within five (5) days of delivery of the arbitration request, then either party may submit the matter for binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and the determination or judgment on the award rendered by that arbitrator may be thereafter entered in any court having jurisdiction thereof. The costs and fees of arbitration by the American Arbitration Association may be divided between the parties, or otherwise awarded in any fashion deemed reasonable by the arbitrator following the arbitration hearing.

c) No Appeal or Collateral Attack: Under no circumstances will the decision of any arbitrator of a SNRD in accordance with the limitations of this section be subject to reconsideration or appeal, and the parties hereby waive any lien to appeal, or to otherwise collaterally attack, any decision or judgment rendered by an arbitrator hereunder.

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d) Non SNRD Dispute. In the event that either party commences an arbitration under the provisions of Section 37 (ii), and the other party reasonably believes that such dispute is not an appropriate SNRD under this agreement, that party shall have the right to commence an action in a court of competent jurisdiction regarding such dispute, and the provisions of this Section shall be deemed suspended and no longer applicable to the dispute. In the event that court proceeding subsequently disposes of the dispute, and the amount at issue is deemed to be less than $30,000.00, then the party who attempted to originally invoke the arbitration under this section shall be entitled to an award of all attorneys fees and costs incurred in such action, regardless of whether or not that party is in fact the prevailing party, and the provisions of Section 26 shall not be applicable to that action.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date set forth above.

LANDLORD: Tank Farm Office Park, LLC	TENANT: MindBody, Inc.

Tompkins Trust Dated November 14, 2007	/s/ Rick Stollmeyer
Its: Managing Member	By: Rick Stollmeyer, CEO

/s/ Nicholas J. Tompkins	/s/ Robert J. Murphy
By: Nicholas J. Tompkins, Trustee	By: Robert J. Murphy, CMO, CFO

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SIGNAGE LOCATION EXHIBIT

TANK FARM ROAD
BLDG 200
NOT A
PART
WEST ENTRANCE
BLDG SIGNAGE
AREA
BLDG 100
BROAD STREET
DEVELOPMENT:
0
50'
100'
200'
REF
N
TRUE

MICHAEL O. PEASKEY
ARCHITECT

TANK FARM OFFICE PARK

JOB NUMBER 03153
DATE 5-24-07

AGREEMENT FOR LEASE OF REAL PROPERTY

This Agreement for Lease of Real Property (“Lease”) is made and entered into this             day of November, 2010 by and between Tank Farm Office Park LLC, a California limited liability company, (“Landlord”) and MINDBODY INC., a California corporation dba Mindbody Online (“Tenant”).

1. REAL PROPERTY, PROJECT, AND UNIT PROPERTY.

a) Lease of Unit Property. Landlord leases to Tenant and Tenant leases from Landlord the Unit Property herein described, being a portion of that certain Development commonly known as 4051 Broad Street, San Luis Obispo, California, the “Tank Farm Office Park” as the same is more particularly shown on Exhibit “A” hereto (the “Development”). Tenant acknowledges that Landlord has made no representation or warranty whatsoever regarding the condition of the Unit Property, or the Common Areas, defined below, except as specifically stated in this Lease. The Unit Property which is the subject of this Lease is a condominium unit and more particularly described in Exhibit “B” hereto and is more commonly described as 4051 Broad Street, Suite 230, San Luis Obispo, California. The Unit Property is located within a building of approximately 58,495 gross rentable square foot building known as Building 100 (“Building”). The Development, as used herein, means the Building, parking areas, landscaping, and all other improvements within the Development (including Building 200 of which the Unit Property is not a part), together with any other common interests, easements or facilities located on adjoining real property, which are used or otherwise generally enjoyed by the owners and tenants of the Development, and constitute a part of the Development.

b) Appurtenant Rights. Tenant is granted the right at all times during the Lease Term to the nonexclusive use of any main lobby of the Building, if any, common corridors and hallways, stairwells, elevators, public restrooms within the Building„ and other public and Common Areas located within the Development including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscape areas. This right, and the use of those common areas, shall be subject to the Rules and Regulations, as defined in section 5(b). The term “Common Areas” is defined as all areas and facilities outside of the condominium units lying within the exterior boundary lines of the Development as the same may be designated by the Landlord or the Association, as defined below, from time to time, for the general non-exclusive use of occupants of the Development, including owners and tenants of condominium units within the Development and their respective employees, suppliers, shippers, customers, contractors and invitees,

c) Landlord’s Reservation of Rights. The following rights are reserved to Landlord: (a) The Landlord’s right to all of the Development, except for exclusive right to occupy the space within the Unit Property, as the same is herein provided for under this lease; (b) to the extent of Landlord’s interest in the Development, the right to access and control of Common Areas; (c) the rights reserved to Landlord by provisions of this Lease or by operation of law; and (d) All rights in the economic value of the leasehold estate in the Unit Property, as stated in Section 15 of this Lease.

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d) Preparation of Unit Property; Acceptance. Tenant acknowledges and agrees that Tenant accepts the Unit Property on a “where-is and as-is “ basis and that Landlord has made no representations or warranties, of any kind, regarding the physical condition of the Unit Property or the Development or their suitability for any particular use, except as the same are expressly contained within this agreement. Landlord represents that the Building, as constructed, is in substantial conformity with the Building plans as the same were approved by the City of San Luis Obispo, or as the same were modified during the course of construction of the Building. Tenant represents that Tenant has satisfied itself as to the fitness of the Unit Property for Tenant’s intended use. Landlord shall not be liable to Tenant for any defect in the condition of the Unit Property Building or Development at any time or for any reason unless the same is associated with circumstances which constitute a material breach of any express warranty of Landlord herein contained.

e) Rentable Area and Usable Area. For purposes of this Lease: (1) the “Usable Area” of the Unit Property is agreed to equal approximately 14,607 Square Feet; (2) “Rentable Square Feet” and “Rentable Footage” shall have the same meaning as the term “Rentable Area” equaling approximately 16,448 gross Rentable Square Feet; and (3) “Usable Square Feet” and “Usable Square Footage” shall have the same meaning as the term “Usable Area.” All references to square footage in this Lease are approximations and Landlord makes no representation, warranty, or guaranty as to the exact square footage of the Unit Property, the Building or any portion of the Development. There shall be no adjustments to the Rent, defined below, any Additional Rent (as hereafter defined), or to any allocations made in the Lease in the event that the actual square footage differs from these approximations.

2. LEASE TERM

a) Lease Term. The term of this Lease (Lease Term) shall be approximately five (5) years. The Lease Term shall commence on the later of January 1, 2011, or upon the date following thereafter that the current tenant, Chevron U.S.A. Inc. releases its existing lease rights to Landlord (the “Chevron Release”) for the benefit of Landlord and Tenant hereunder (the “ Lease Commencement Date”) and terminate on December 31, 2015. For purposes of determining the Lease Commencement Date hereunder, Landlord shall direct written notice to Tenant as to the date of any Chevron Release after January 1, 2011 and the date therein set forth shall be deemed to control the Lease Commencement Date for all purposes hereunder. The Lease Term shall expire on December 31, 2015 (“Lease Expiration Date”) unless this Lease is either extended, or sooner terminated, as provided in this Lease. Base Rent shall be come due and payable commencing on the date which falls two successive calendar months following the Lease Commencement Date (the “Base Rent Commencement Date”) in accordance with the provisions of Section 3(a).

b) Lease Year. For purposes of this Lease, the term. Lease Year (Lease Year) means each consecutive twelve-month (12-month) period during the Lease Term as long as: (a) The first Lease Year commences on the Lease Commencement Date and ends on the last day of the eleventh (11th) calendar month thereafter; (b) The second (2nd) and each succeeding Lease Year commences on the first day of the next calendar month; and (c) The last Lease Year ends on the Lease Expiration Date or earlier date of termination.

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3. BASE RENT.

a) “Base Rent”-No Setoff. Commencing on the Base Rent Commencement Date, and through and including May 31, 2013, Tenant shall pay to Landlord annual base rent (“Base Rent”) of Two Hundred Forty Six Thousand Seven Hundred Twelve and 20/100 Dollars ($246,712.20) per year in equal monthly payments of Twenty Thousand Five Hundred Fifty-Nine and 35/100 Dollars ($20,559.35) in advance, on, or before the first day of every calendar month without any setoff or deduction.

Beginning on June 1, 2013, Tenant shall pay to Landlord annual base rent (“Base Rent”) of Two Hundred Ninety Six Thousand Sixty Four and 00/100 Dollars ($296,064.00) per year in equal monthly payments of Twenty Four Thousand Six Hundred Seventy-Two and 00/100 Dollars ($24,672.00) in advance, on, or before the first day of every calendar month without any setoff or deduction.

Beginning on the June 1, 2014, and each successive annual anniversary of that date thereafter (“Adjustment Date(s)”), during the Lease Term, Base Rent shall increase by three percent (3%) over the Base Rent paid for the immediately preceding year. To the extent that Tenant exercises its option to extend the term of this lease under the provisions of Section 34, the Base Rent due for during such extended term shall be due and payable commencing on the first day of the extended term as provided under Section 34, and shall continue to be adjusted on each Adjustment Date thereafter in accordance with the provisions of this paragraph.

b) Initial Payment; Proration. If any payment date (including the Base Rent Commencement Date) for “Base Rent,” as defined in section 3(a) falls on a day other than the first day of that calendar month, or if any Base Rent payment is for a period shorter than one calendar month, the Base Rent due for that fractional calendar month (“Fractional Month”) shall accrue and be paid based upon on a daily basis for each day of that Fractional Month at a daily rate equal to the prorated monthly Base Rent which would otherwise be due for an entire month at that point in the Term, with the daily rent being determined by multiplying such Base Rent by a fraction, the numerator being 1, and the denominator being the total number of calendar days in the full Fractional Month at issue. All other payments or adjustments that are required to be made under the terms of this Lease and that require pro-ration on a time basis shall be prorated on the same basis, including but not limited to the additional rent payments which accrued during the Lease Term which follows the Lease Commencement Date. All payments received by Landlord from Tenant shall be applied to the oldest payment obligation owed by Tenant to Landlord. If any non-cash payment made by Tenant during the Lease Term is not paid by the bank or other institution on which it is drawn, Landlord shall have the right, exercised by notice to Tenant, to require that Tenant thereafter make all future payments due under the Lease, whether such payments be Base Rent, additional rent or otherwise, by certified funds or cashier’s check.

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4. ADDITIONAL RENT.

a) Additional Rent; Rent. In addition to paying the Base Rent specified in Section 3, Tenant shall pay as additional rent Tenant’s Share of all Common Area Operating Expenses (as defined in subsection 4(a)(ii)). That additional rent, together with other amounts of any kind other than Base Rent, (hereafter “Additional Rent”) payable by Tenant to Landlord under the terms of this Lease, shall be deemed subject to collection in the same manner as monthly Base Rent, including by way of example and not limitation, the service of a notice to pay or quit and the commencement and prosecution of an action for unlawful detainer. Base Rent and Additional Rent are sometimes collectively referred to in this Lease as Rent (“Rent”). Beginning on the Base Rent Commencement Date all amounts due under this Section 4 as Additional Rent are payable for the same periods and in the same manner, time, and place as the Base Rent. The following definitions apply in this Section:

i) Expense Year. Expense Year (“Expense Year”) means each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

ii) Common Area Operating Expenses. Common Area Operating Expenses (“Common Area Operating Expenses”) means all expenses, costs, and amounts of every kind that Landlord pays or incurs during any Expense Year because of, or in connection with, the ownership, operation, management, maintenance, repair, replacement, or restoration of the Development and the Building. Such expenses shall be included both where Landlord pays such amounts directly and where the Common Area owner’s association (“Association”) pays for same and Landlord pays Association for that cost, either directly or through fees, dues, assessments or other charges. For purposes of this Section 4, the use of the term “Landlord” shall always be deemed to include the Association.

(1) Examples of Common Area Operating Expenses. The definition of “Common Area Operating Expenses” includes, but without limitation, any amounts paid or incurred for:

(a) The cost of supplying any utilities for the Common Areas, and areas of the Development other than the condominium units (collectively the “Areas”).

(b) The cost of operating, managing, maintaining, and repairing the following systems: utility, mechanical, sanitary, storm drainage, escalator, elevator, fire detection, and sprinkler, as the same are located within the Areas.

(c) The cost of supplies and tools and of equipment, maintenance, and service contracts in connection with those systems.

(d) The cost of licenses, certificates, permits, and inspections of the Areas.

(e) The cost of contesting the validity or applicability of any government enactments that may affect the Common Area Operating Expenses.

(f) The costs incurred in connection with the implementation and operation of a transportation system management program or similar program for the Development.

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(g) The cost of insurance carried by Landlord, in amounts reasonably determined by Landlord.

(h) Fees, charges, and other costs including management fees (and any amounts in lieu of such fees), consulting fees, legal fees, and accounting fees of all persons engaged by Landlord or otherwise reasonably incurred by Landlord in connection with the operation, management, maintenance, and repair of the Areas.

(i) The cost of maintenance, repair, and restoration, including resurfacing, repainting, re-striping, and cleaning of the parking space located within the Areas.

(j) Wages, salaries, and other compensation and benefits of all persons engaged in the operation, maintenance, or security of the Areas plus employer’s Social Security taxes, unemployment taxes, insurance, and any other taxes imposed on Landlord that may be levied on those wages, salaries, and other compensation and benefits. If any of Landlord’s employees provide services for more than one building of Landlord, only the prorated portion of those employees’ wages, salaries, other compensation and benefits, and taxes reflecting the percentage of their working time devoted to the Development shall be included in Common Area Operating Expenses.

(k) Payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument relating to the sharing of costs by the Development.

(l) Amortization (including interest on the unamortized cost at a rate equal to the floating commercial loan rate announced from time to time by Bank of America as its prime rate plus two (2) percentage points per annum) of the cost of acquiring or renting personal property used in the maintenance, repair, and operation of the Development.

(m) The cost of capital improvements or other costs incurred in connection with the Development that (1) are intended as a labor-saving device or to effect other economies in the maintenance or operation of, or stability of services to, all or part of the Real Property or (2) are required under any government law or regulation but that were not required in connection with the Development when Tenant initially took possession of the Unit Property under this Lease. All permitted capital expenditures shall be amortized (including interest on the unamortized cost at the rate stated in subparagraph (1)) over their useful life, as reasonably determined by Landlord.

(n) Tax Expenses (as defined in subsection 4(a)(iii)).

(o) The cost and expense of establishing reasonable reserves for maintaining, repairing and replacing the Common Areas, including those costs as may be associated with existing capital improvements located at the Real Property.

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(2) Exclusions From Common Area Operating Expenses. Despite any other provision of this section, Common Area Operating Expenses shall not include:

(a) Depreciation, interest, or amortization on mortgages or ground lease payments, except as otherwise stated in this section.

(b) Legal fees incurred in negotiating and enforcing tenant leases.

(c) Real estate brokers’ leasing commissions or advertising costs.

(d) The cost of providing any service directly to and paid directly by any tenant.

(e) Any costs expressly excluded from Operating Expenses elsewhere in this Lease.

(f) Costs of any items for which Landlord receives reimbursement from insurance proceeds or a third party. Insurance proceeds shall be excluded from Operating Expenses in the year in which they are received, except that any deductible amount under any insurance policy shall be included within Operating Expenses.

(g) Costs of capital improvements to the Areas, except as otherwise stated in this section.

iii) Tax Expenses. Tax Expenses (“Tax Expenses”) means all federal, state, county, or local government or municipal taxes, fees, charges, or other impositions of every kind (whether general, special, ordinary, or extraordinary) that are paid or incurred by Landlord during any Expense Year (without regard to any different fiscal year used by any government or municipal authority) because of or in connection with the ownership, leasing, and operation of the Development. These expenses include taxes, fees, and charges such as real property taxes, general and special assessments, transit taxes, leasehold taxes, and taxes based on the receipt of rent (including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant); personal property taxes imposed on the fixtures, machinery, equipment, apparatus, systems, and equipment; appurtenances; furniture; and other personal property used in connection with the Development.

(1) Included Tax Expenses. Tax Expenses shall include:

(a) Any assessment, tax, fee, levy, or charge in addition to, or in partial or total substitution of, any assessment, tax, fee, levy, or charge previously included within the definition of “real property tax.” Tenant and Landlord acknowledge that Proposition 13 was adopted by the voters of the State of California in June 1978 and that assessments, taxes, fees, levies, and charges may be imposed by government agencies for services such as fire protection; street, sidewalk, and road maintenance; conservation; refuse removal; and other government services formerly provided without charge to property owners or occupants. In further recognition of the decrease in the level and quality of government services and amenities as a result of Proposition 13 (or as a result of any other restriction on real property taxes whether by law or by choice of the applicable legislative or assessing body), Tax Expenses shall also include any government or private assessments (or the Development’s contribution toward a government or private cost-sharing agreement) for the purpose of augmenting or improving the quality of services and amenities

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normally provided by government agencies. Tenant and Landlord intend that all new and increased assessments, taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies, and charges be included within the definition of “Tax Expenses” for purposes of this Lease, including but not limited to new and increased assessment(s) resulting from the sale or transfer of all of any part of the Development by Landlord .

(b) Any assessment, tax, fee, levy, or charge allocable to, or measured by, the area of the Unit Property and other premises at the Development or the rent payable under this Lease and other leases at the Development (including any gross income tax with respect to the receipt of that rent), or on or relating to the possession, leasing, operating, management, maintenance, alteration, repair, use, or occupancy by tenants of their respective premises or any portion of such premises.

(c) Any assessment, tax, fee, levy, or charge on this transaction or any document to which any tenant is a party, creating or transferring an interest or an estate in the Development or any portion thereof.

(d) Any possessory taxes charged or levied in place of real property taxes.

(2) Contest Costs; Refunds. Any expenses incurred by Landlord in attempting to protest, reduce, or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year in which those expenses are paid. Tax refunds shall be deducted from Tax Expenses. Such tax refunds shall be deducted from Tax Expenses in the Expense Year in which they are received by Landlord.

(3) Excluded Taxes. Except as provided in subsection 4(c) or levied entirely or partially in lieu of Tax Expenses, the following shall be excluded from Tax Expenses: (a) All excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes applied or measured by Landlord’s general or net income (as opposed to rents, receipts, or income attributable to operations at the Development); and (b) Any items paid directly by Tenant under this Section.

iv) Tenant’s Share.

(a) Tenant’s Building Share (“Tenant’s Building Share”) means Twenty Eight and One-Tenth percent (28.1%). Tenant’s Building Share is calculated by multiplying the number of Rentable Square Feet of the Unit Property by 100 and dividing the product by the total Rentable Square Feet in the Building. With respect to Common Area Operating expenses associated only with the Building, Tenant shall pay Tenant’s Building Share of those costs and expenses.

(b) Tenant’s Development Share (Tenant’s Development Share”) means Eighteen and Fifteen-Hundredths percent (18.15%). Tenant’s Development Share is calculated by multiplying the number of Rentable Square Feet of the Unit Property by 100 and dividing the product by the total gross Rentable Square Feet in the Development. With respect to Common Area Operating expenses associated with the Development as a whole, Tenant shall pay Tenant’s Development Share of those costs and expenses.

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(c) Tenant’s Share For purposes of this agreement, Tenant’s Building Share, and Tenant’s Development Share are sometimes collectively referred to as “Tenant’s Share”.

(d) Payment of Additional Rent Tenant’s Share of any Common Area Operating Expenses for any Expense Year shall be payable by Tenant within in ten (10) days after a reasonably detailed statement of actual expenses, reserve deposits and/or costs is presented to Tenant by Landlord. At Landlord’s option, however, an amount may be estimated by Landlord from time to time of Tenants Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Landlord shall designate in accordance with Section 4(a). Landlord shall deliver to Tenant within sixty (60) days after the expiration of each Expense Year a reasonably detailed statement showing Tenant’s Share of the actual Common Area Operating Expenses incurred during the preceding Expense Year. If Tenant’s actual payments under this section during the preceding Expense Year exceed the estimated Tenant’s Share as indicated on said statement, Landlord shall credit the amount of such overpayment against Tenant’s Share of Common Area Operating Expenses next becoming due or, with respect to the last Lease Year only, refund the amount of such overpayment to Tenant concurrently with the delivery of the aforementioned statement. If Tenant’s actual payments under this section during said preceding Expense Year were less than the estimated Tenant’s Share as indicated on said statement, Tenant shall pay to Landlord the amount of the deficiency within ten (10) days after delivery by Landlord to Tenant of said statement.

(e) Taxes and Other Charges for Which Tenant Is Directly Responsible Tenant shall reimburse Landlord, on demand, as Additional Rent, for any taxes required to be paid by Landlord that are not already included in Tax Expenses, excluding state, local, and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, regardless of whether such taxes are now customary or within the contemplation of the parties to this Lease, when those taxes are:

i) Measured by or reasonably attributable to:

(1) The cost or value of Tenant’s equipment, furniture, fixtures, and other personal property located in the Unit Property; or the cost or value of the Unit Property itself;

(2) The cost or value of any leasehold improvements made in or to the Unit Property by or for Tenant, regardless of whether title to those improvements is vested in Tenant or Landlord;

v) Assessed on or related to the possession, leasing, operation, management, maintenance, alteration, repair, use, or occupancy by Tenant of:

(a) The Unit Property; or

(b) Any portion of the Development; or

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(c) The parking area or facility used by Tenant in connection with this Lease; or

vi) Assessed either on this transaction or on any document to which Tenant is a party that creates or transfers an interest or an estate in the Unit Property.

b) Association Fees. Tenant shall be directly responsible for paying any and all fees and/or dues assessed upon the Unit Property by the Association during the Lease Term, including any attorneys fees and costs as provided under the CC&Rs as hereafter described. Notwithstanding any provision herein to the contrary, Tenant acknowledges that Common Area Maintenance expenses may be assessed in full or in part as Association fees or charges during the term of this Lease.

5. USE.

a) Permitted Use. Tenant shall use the Unit Property as general commercial office space, consistent with all terms of the Rules and Regulations, as defined in this article.

b) Rules and Regulations. Tenant shall comply with any and all “Rules and Regulations,” which term includes 1) any rules promulgated by the Association (“Association Rules”), and 2) any and all provisions of the Declaration of Conditions, Covenants, and Restrictions for the Development (“CC&Rs”) as the same now exist or may be hereafter modified. Tenant understands and acknowledges that the Association Rules and CC&Rs may be amended from time to time. Tenant agrees to abide by all such amendments. Landlord shall not be responsible or liable for damages, by abatement of Rent or otherwise, to Tenant for the failure of any other tenants or occupants of the Development to comply with the Rules and Regulations.

c) Additional Restrictions on Use. In addition to complying with other provisions of this Lease concerning the use of the Unit Property, Tenant shall not use or allow any person to use the Unit Property for any purpose: that is contrary to the Rules and Regulations and/or the Conditions, Covenants, and Restrictions; that violates any Laws and Orders: that constitutes waste or nuisance; or, that would unreasonably annoy other owners or occupants of the Development or the owners or occupants of buildings adjacent to the Development.

6. SECURITY DEPOSIT.

Upon execution of this lease, Tenant shall deposit with Landlord the total sum of Twenty Thousand Five Hundred Fifty-Nine and 35/100 Dollars ($20,559.35) as a security deposit for the performance by Tenant of the provisions of this Lease, including but not limited to the timely payment of Rent. If at any time during the term of this Lease Tenant is in default, Landlord can use the security deposit, or any portion of it, to cure the default or to compensate Landlord for all damage sustained by Landlord resulting from Tenant’s default. Tenant shall immediately, on demand, pay to Landlord a sum equal to the portion of the security deposit expended or applied by Landlord as provided in this section so as to maintain the security deposit in the sum initially deposited with Landlord. If the Tenant is not in default at the expiration or termination of this lease, Landlord shall

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return the security deposit to Tenant. Landlord’s obligations with respect to the security deposit are those of a debtor and not a trustee. Landlord can maintain the security deposit separate and apart from Landlord’s general funds or can commingle the security deposit with Landlord’s general and other funds. Landlord shall not be required to pay Tenant interest on the security deposit.

7. COMPLIANCE WITH LAWS.

a) Definition of “Laws and Orders.” The term Laws and Orders (“Laws and Orders”) includes all federal, state, county, city, or government agency laws, statutes, ordinances, standards, rules, requirements, or orders now in force or hereafter enacted, promulgated, or issued. The term also includes government measures regulating or enforcing public access, occupational, health, or safety standards for employers, employees, landlords, or tenants.

b) Repairs, Replacements, Alterations, and Improvements. Tenant shall continuously and without exception repair and maintain the Unit Property, including any improvements or alterations thereto, fixtures, and furnishings, in an order and condition in compliance with all Laws and Orders. Tenant, at Tenant’s sole expense, is required to promptly make all repairs, replacements, alterations, or improvements to the Unit Property as the same are needed to comply with all Laws and Orders to the fullest extent permitted by law.

c) Collateral Estoppel. The judgment of any court of competent jurisdiction, or the admission of Tenant in any judicial or administrative action or proceeding that Tenant has violated any Laws and Orders shall be conclusive, between Landlord and Tenant, of that fact, whether or not Landlord is a party to that action or proceeding.

8. HAZARDOUS MATERIAL

a) Use of Hazardous Material. Tenant shall not cause or permit any Hazardous Material, as defined in section 8(e), to be generated, brought onto, used, stored, or disposed of in or about the Unit Property or the Development by Tenant or its agents, employees, contractors, subtenants, or invitees, except for limited quantities of standard office and janitorial supplies containing chemicals categorized as Hazardous Material. Tenant shall: (a) Use, store, and dispose of all such Hazardous Material in strict compliance with all applicable statutes, ordinances, and regulations in effect during the Lease Term that relate to public health and safety and protection of the environment (“Environmental Laws”), including those Environmental Laws identified in section 8(e); and, (b) comply at all times during the Lease Term with all Environmental Laws.

b) Notice of Release or Investigation. If, during the Lease Term (including any extensions), Tenant becomes aware of (a) any actual or threatened release of any Hazardous Material on, under, or about the Unit Property or the Development, or (b) any inquiry, investigation, proceeding, or claim by any government agency or other person regarding the presence of Hazardous Material on, under, or about the Unit Property or the Development, Tenant shall give Landlord written notice of the release or investigation within five (5) days after learning of it and shall simultaneously furnish to Landlord copies of any claims, notices of violation, reports, or other writings received by Tenant that concern the release or investigation.

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c) Indemnification. Tenant shall, at Tenant’s sole expense and with counsel reasonably acceptable to Landlord, indemnify, defend, and hold harmless Landlord and Landlord’s members, managers, shareholders, directors, officers, employees, partners, affiliates, agents, successors, and assigns with respect to all losses arising out of or resulting from the release of any Hazardous Material in or about the Unit Property or the Development, or the violation of any Environmental Law, by Tenant or Tenant’s agents, assignees, subtenants, contractors, or invitees. This indemnification applies whether or not the concentrations of any such Hazardous Material is material, the concentrations exceed state or federal maximum contaminant or action levels, or any governmental agency has issued a cleanup order. This indemnification includes, without limitation: (a) losses attributable to diminution in the value of the Unit Property or the Development; (b) loss or restriction of the use of rentable space in the Development; (c) adverse effect on the marketing of any space in the Development; and (d) all other liabilities, obligations, penalties, fines, claims, actions (including remedial or enforcement actions of any kind and administrative or judicial proceedings, orders, or judgments), damages (including consequential and punitive damages), and costs (including attorney, consultant, and expert fees and expenses) resulting from the release or violation.

This indemnification shall survive the expiration or termination of this Lease.

d) Remediation Obligations. If the presence of any Hazardous Material brought onto the Unit Property or the Development by Tenant or Tenant’s employees, agents, contractors, or invitees results in contamination of the Development, Tenant shall promptly take all necessary actions to remove or remediate such Hazardous Materials, whether or not they are present at concentrations exceeding state or federal maximum concentration or action levels, or any governmental agency has issued a cleanup order, at Tenant’s sole expense, to return the Unit Property or the Development to the condition that existed before the introduction of such Hazardous Material. Tenant shall first obtain Landlord’s approval of the proposed removal or remedial action. This provision does not limit the indemnification obligation set forth in section 8(c).

e) Definition of Hazardous Material. As used in this Section 8, the term Hazardous Material (“Hazardous Material”) shall mean any hazardous or toxic substance, material, or waste at any concentration that is or becomes regulated by the United States, the State of California, or any local government authority having jurisdiction over the Development. Hazardous Material includes: (a) any “hazardous substance,” as that term is defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (CERCLA) (42 United States Code sections 9601-9675); (b) “hazardous waste,” as that term is defined in the Resource Conservation and Recovery Act of 1976 (RCRA) (42 United States Code sections 6901-6992k); (c) any pollutant, contaminant, or hazardous, dangerous, or toxic chemical, material, or substance, within the meaning of any other applicable federal, state, or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders imposing liability or standards of conduct concerning any hazardous, dangerous, or toxic waste, substance, or material, now or hereafter in effect); (d) petroleum products; (e) Radioactive material, including any source, special nuclear, or byproduct material as defined in 42 United States Code sections 2011-2297g-4; (f) Asbestos in any form or condition; and (g) Polychlorinated biphenyls (PCBs) and substances or compounds containing PCBs.

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9. UTILITIES.

a) Utility and Janitorial Services. Tenant shall be directly responsible for and pay all charges for internal electricity, gas, water, janitorial, sewage, telephone, security and fire alarm, trash removal and all other utility services used on or provided to the Unit Property. Landlord shall pay for all common area lighting and grounds/common area maintenance and watering expenses, subject to reimbursement from Tenant as Additional Rent hereunder.

b) Interruption of Utilities. Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for any service interruption or failures (including telephone and telecommunication services) or for diminution in the quality or quantity of any service when the failure, delay, or diminution is entirely or partially caused by: (a) breakage, repairs, replacements, or improvements; (b) strike, lockout, or other labor trouble; (c) inability to secure electricity, gas, water, or other fuel at the Development after reasonable effort to do so; (d) accident or casualty; (e) act or default of Tenant or other parties; or, (f) any other cause, when the same are beyond Landlord’s reasonable control or not the result of result of Landlord’s gross negligence. Such failure, delay, or diminution shall not be considered to constitute an eviction or a disturbance of Tenant’s use and possession of the Unit Property or relieve Tenant from paying Rent or performing any of its obligations under this Lease.

Landlord shall not be liable for a loss of or injury to property or for injury to or interference with Tenant’s business, including loss of profits through, in connection with, or incidental to a failure to furnish any of the utilities or services under this Section 9, unless such failure is the direct result of the Landlord’s gross negligence. Landlord may comply with mandatory or voluntary controls or guidelines promulgated by any government entity relating to the use or conservation of energy, water, gas, light, or electricity or the reduction of automobile or other emissions without creating any liability of Landlord to Tenant under this Lease as long as compliance with voluntary controls or guidelines does not materially and unreasonably interfere with Tenant’s use of the Unit Property.

10. REPAIRS AND MAINTENANCE.

a) Tenant’s Repair and Maintenance Obligations. Tenant shall, at Tenant’s sole expense and in accordance with the terms of this Lease, keep the Unit Property in good order, repair, and condition at all times during the Lease Term. Under Landlord’s supervision, subject to Landlord’s prior approval, and within any reasonable period specified by Landlord, Tenant shall, at Tenant’s sole expense and in accordance with the terms of this Lease (including Section 11) promptly and adequately repair all damage to the Unit Property. Tenant’s obligations herein include, by way of example and not limitation, the repair and maintenance of all interior walls, ceilings, plate glass, heating, ventilation, and air conditioning systems, electrical and plumbing systems within the Unit Property, and all interior doors. At Landlord’s option or if Tenant fails to make such repairs,

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Landlord may, but need not, make the repairs and replacements. On receipt of an invoice from Landlord, Tenant shall pay Landlord Landlord’s out-of-pocket costs incurred in connection with such repairs and replacements plus a percentage of such costs, not to exceed 15%, sufficient to reimburse Landlord for all overhead, general conditions, fees, and other costs and expenses arising from Landlord’s involvement with such repairs and replacements. Tenant waives and releases its rights, including its right to make repairs at Landlord’s expense, under California Civil Code sections 1941-1942 or any similar law, statute, or ordinance now or hereafter in effect.

b) Landlord’s Repair and Maintenance Obligations: Landlord shall promptly make, or cause to be made (by the Association or others) repairs and/or replacements to the structural elements and exterior surfaces (other than plate glass at the Unit Property) of the Building and/or the Common Areas that are the Landlord’s or the Association’s responsibility to make, such work shall be completed in accordance with standards not less than those customarily followed in the operation and maintenance of first-class office buildings in San Luis Obispo, in accordance and compliance with all applicable laws, codes, statutes, ordinances, rules and regulations of any governmental entity having jurisdiction over the Development and/or Building.

11. ALTERATIONS AND ADDITIONS.

a) Alterations. Tenant shall not make any other alterations (“Alteration(s)”) to the Unit Property without prior written consent of the Landlord, which shall not be unreasonably withheld. Landlord may reasonably withhold consent to any Alterations to the Unit Property to the extent that the proposed Alterations are also proposed to be made to any portion of the Development not in the exclusive possession of Tenant in Landlord’s sole and absolute discretion. Tenant understands and by executing this Lease expressly affirms that any Alterations to the Unit Property itself are additionally subject to the restrictions of the Association, the Association Rules, and the provisions of the CC&Rs, the terms of which Tenant also agrees to comply with in their entirety. Landlord may impose any reasonable requirements that Landlord considers desirable, including a requirement that Tenant provide Landlord with a surety bond, a letter of credit, or other financial assurance that the cost of the Alterations will be paid when due. Further, to the extent that any Alterations would affect any attribute of the Development that falls under the control of the Association, Landlord shall have no obligation to review Tenant’s request for permission for such Alterations unless and until same is approved by the Association.

b) Compliance of Alterations With Laws and Insurance Requirements. Tenant shall cause all alterations, including the initial Tenant Improvements, to comply with the following: (a) applicable Laws and Orders; (b) applicable requirements of any fire-rating bureau having jurisdiction over the Unit Property (currently the City of San Luis Obispo Fire Prevention Bureau); (c) applicable requirements of Landlord’s and Association’s hazard insurance carrier; and (d) all applicable Rules and Regulations. Tenant shall also comply with those requirements in the course of constructing such alterations. Before beginning construction of any alteration, Tenant shall obtain a valid building permit and any other permits required by any government entity having jurisdiction over the Unit Property. Tenant shall provide copies of those permits to Landlord before the work begins. Tenant shall, at Tenant’s sole expense, perform any additional required work in the Unit Property, which shall be subject to the same requirements as any alteration. If any additional required work must be performed outside the Unit Property, Landlord or the Association may elect to perform that work at Tenant’s expense. No consent by Landlord to any proposed work shall constitute a waiver of Tenant’s obligations under this Section 11(b).

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c) Manner of Construction. Tenant shall build all Tenant Improvements and Alterations within the Unit Property using only contractors and subcontractors approved in writing by Landlord. All work relating to any alterations shall be done in a good and workmanlike manner, using new materials equivalent in quality to those used in the construction of the Building. All work shall be diligently prosecuted to completion. Tenant shall ensure that all work is performed in a manner that does not obstruct access to or through the Development or the Common Areas and that does not interfere either with other owners’ or tenants’ use of their premises or with any other work being undertaken in the Development. Tenant shall take all measures necessary to ensure that labor peace is maintained at all times. Within twenty (20) days after completion of any improvements or alterations, Tenant shall deliver to Landlord a reproducible copy of the drawings of improvements or alterations as built.

d) Payment for Alterations. Tenant shall promptly pay all charges and costs incurred in connection with any alteration or improvements, as and when required by the terms of any agreements with contractors, designers, or suppliers. On completion of any alteration or improvement, Tenant shall: (a) cause a timely notice of completion to be recorded in the office of the recorder of San Luis Obispo County in accordance with Civil Code section 3093 or any successor statute; (b) deliver to Landlord evidence of full payment and unconditional final waivers of all liens for labor, services, or materials.

e) Construction Insurance. Before construction begins, Tenant shall deliver to Landlord reasonable evidence that damage to, or destruction of, the alterations during construction will be covered either by the policies that Tenant is required to carry under Section 13 . including a policy of builder’s all-risk insurance as required under subsection 13(e) Tenant shall provide a copy of the policy(s), any endorsements, and an original certificate of insurance that complies with subsections 13(d)and(e). Tenant shall cause each contractor and subcontractor to maintain all workers’ compensation insurance required by law and liability insurance (including property damage) in amounts reasonably required by Landlord. Tenant shall provide evidence of that insurance to Landlord before construction begins.

f) Ownership of Alterations. All Tenant Improvements, alterations, signs, fixtures, or equipment (collectively “Improvements”) that may be installed or placed in or about the Unit Property from time to time shall be the property of Tenant for the remainder of the Lease term. Upon the expiration of the Lease Term, the ownership of any Improvements to the Unit Property shall revert back to Landlord. Prior to the expiration of the Lease Term, Tenant may remove any signs, trade fixtures or freestanding kitchen or office equipment (“items”) provided that (a) Tenant can first substantiate to Landlord has not been paid for by Landlord, or (b) to the extent that such items were paid for by Landlord, Tenant reimburses Landlord for the original cost of such items, prior to removal. Tenant must repair any damage to the Unit Property and Development caused by that removal. All or any part of the Tenant’s personal property, equipment, trade fixtures, or inventory remaining at the Unit Property subsequent to termination of the Lease Term shall, at Landlord’s option, automatically become Landlord’s property at no cost or expense to Landlord, and without any further consideration being paid to Tenant. Alternatively, Landlord may consider any or all of such property as refuse, and remove and dispose of the same at Tenant’s expense without further notice to Tenant.

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12. COVENANT AGAINST LIENS.

a) Covenant Against Liens. Tenant shall not be the cause or object of any liens or allow such liens to exist, attach to, be placed on, or encumber the Association’s, Landlord’s or Tenant’s interest in the Unit Property, or Development by operation of law or otherwise. Tenant shall not suffer or permit any lien of mechanics, material suppliers, or others to be placed against the Unit Property, or Development with respect to work or services performed or claimed to have been performed for Tenant or materials furnished or claimed to have been furnished to Tenant or the Unit Property. Landlord has the right at all times to post and keep posted on the Unit Property any notice that it considers necessary for protection from such liens. At least seven (7) days before beginning construction of any Improvements or Alterations, Tenant shall give Landlord written notice of the expected commencement date of that construction to permit Landlord to post and record a notice of non-responsibility.

If any such lien attaches or Tenant receives notice of any such lien, Tenant shall cause the lien to be immediately released and removed of record. Despite any other provision of this Lease, if the lien is not released and removed within thirty (30) days after Tenant is delivered notice of the lien to Tenant, Landlord or the Association may immediately take all action necessary to release and remove the lien, without any duty to investigate the validity of it. All expenses (including reasonable attorney fees) incurred by Landlord or the Association in connection with the lien shall be considered Additional Rent under this Lease and shall be immediately due and payable by Tenant.

13. EXCULPATION, INDEMNIFICATION, AND INSURANCE.

a) Definition of “Tenant Parties” and “Landlord Parties.” For purposes of this Section 13, the term Tenant Parties (Tenant Parties) refers singularly and collectively to Tenant and the managers, employees, members, partners, venturers, trustees, and ancillary trustees of Tenant and the respective officers, directors, shareholders, members, parents, subsidiaries, and any other affiliated entities, personal representatives, executors, heirs, assigns, licensees, invitees, beneficiaries, agents, servants, employees, and independent contractors of these persons or entities. The term Landlord Parties (Landlord Parties) refers singularly and collectively to the Association, the Landlord and the managers, members, partners, venturers, trustees, and ancillary trustees of Landlord and the respective officers, directors, shareholders, members, parents, subsidiaries, and any other affiliated entities, personal representatives, executors, heirs, assigns, licensees, invitees, beneficiaries, agents, servants, employees, and independent contractors of these persons or entities.

b) Exculpation. To the fullest extent permitted by law, Tenant, on its behalf and on behalf of all Tenant Parties, waives all claims (in law, equity, or otherwise) against Landlord Parties arising out of or related to this Lease and/or Tenant’s use of the Unit Property, and knowingly and voluntarily assumes the risk of, and agrees that Landlord Parties shall not be liable to Tenant Parties

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for any of the following: (a) Injury to or death of any person; or (b) Loss of, injury or damage to, or destruction of any tangible or intangible property, including the resulting loss of use, economic losses, and consequential or resulting damage of any kind from any cause, including any defect in or unfitness of the Unit Property, the Development, or any portion thereof, Tenant expressly affirms that any and all improvements in which any interest whatsoever shall be vested in Tenant by this Lease are transferred AS IS AND WHERE IS and that Tenant expressly disclaims any rights against Landlord for the condition of same.

c) Gross Negligence and Willful Injury: The provisions of this Section shall not apply to claims against Landlord Parties to the extent that the injury, loss, damage, or destruction was caused by Landlord Parties’ fraud, gross negligence, willful injury to person or property, or violation of criminal law. If Tenant receives any money judgment resulting from such a claim arising under or otherwise associated with this Lease, such judgment shall be satisfied only out of Landlord’s interest in the Development (herein called “Landlord’s Interest”), and in no event out of rent or other income actually received by Landlord from the operation of the Development. In no event shall Tenant have the right to levy execution against any property of Landlord other than Landlord’s Interest, Tenant hereby waives, to the extent waivable under law, any right to satisfy any money judgment against any property of Landlord other than Landlord’s Interest. Except as expressly provided in this Lease to the contrary, in no event shall Tenant have any right to offset or deduct or charge from or against any Rent or other monetary obligation payable hereunder on account of a money judgment against Landlord and Tenant hereby expressly waives any such right. If Landlord’s Interest is insufficient for the payment of any such judgment, Tenant will not institute any further action, suit, claim or demand, in law or equity, against Landlord for or on account of such deficiency.

d) Survival of Covenants: The clauses of this Section 13 shall survive the expiration or earlier termination of this Lease until all claims within the scope of this Section 13 are fully, finally, and absolutely barred by the applicable statutes of limitations.

i) Tenant’s Acknowledgment of Fairness. Tenant acknowledges that this Section 13 was negotiated with Landlord, that the consideration for it is fair and adequate, and that Tenant had a fair opportunity to negotiate, accept, reject, modify, or alter it.

ii) No Exculpation for Non-delegable Duties. This exculpation clause may not be interpreted or construed as an attempt by Landlord to be relieved of liability arising out of a non-delegable duty on the part of Landlord.

e) Indemnification.

i) Tenant’s Indemnification of Landlord and Landlord Parties. To the fullest extent permitted by law, Tenant shall, at Tenant’s sole expense and with counsel reasonably acceptable to Landlord, indemnify, defend, and hold harmless Landlord Parties from and against all Claims, as defined in subsection 13(e)(ii), from any cause, arising out of or relating (directly or indirectly) to the following: (a) the use or occupancy, or manner of use or occupancy, of the Unit Property or Development by Tenant Parties; (b) any act, error, omission, or negligence of Tenant Parties or of any invitee, guest, or licensee of Tenant in, on, or about the Development; (c) Tenant’s

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conducting of its business; (d) any Alterations, activities, work, or things done, omitted, permitted, allowed, or suffered by Tenant Parties in, at, or about the Unit Property or Development, including the violation of or failure to comply with any applicable laws, statutes, ordinances, standards, rules, regulations, orders, decrees, or judgments issued after the date of this Lease; and (e) any breach or default in performance of any obligation on Tenant’s part to be performed under this Lease, including obligations which survive expiration or earlier termination of this Lease under the terms of this Lease.

ii) Definition of Claims. For purposes of this Lease, Claims (Claims) means any and all claims, losses, costs, damage, expenses, liabilities, liens, actions, causes of action (whether in tort or contract, law or equity, or otherwise), charges, assessments, fines, and penalties of any kind (including consultant and expert expenses, court costs, and attorney fees actually incurred).

iii) Type of Injury or Loss. This indemnification extends to and includes Claims for: (a) injury to any persons (including death at any time resulting from that injury); (b) loss of, injury or damage to, or destruction of property (including all loss of use resulting from that loss, injury, damage, or destruction); and (c) all foreseeable economic losses and consequential or resulting damage of any kind.

iv) Indemnification Independent of Insurance Obligations. The indemnification provided in Section 13 may not be construed or interpreted as in any way restricting, limiting, or modifying Tenant’s insurance or other obligations under this Lease and is independent of Tenant’s insurance and other obligations. Tenant’s compliance with the insurance requirements and other obligations under this Lease shall not in any way restrict, limit, or modify Tenant’s indemnification obligations under this Lease.

v) Attorney Fees. The prevailing party shall be entitled to recover its actual attorney fees and court costs incurred in enforcing the indemnification clauses set forth in this section 13(e).

vi) Survival of Indemnification. The clauses of this section 13(e) shall survive the expiration or earlier termination of this Lease for a period of five (5) years, after which this section 13(e) shall be null and void and have no further force or effect.

vii) Compliance With Insurer Requirements. Tenant shall, at Tenant’s sole expense, comply with all requirements, guidelines, rules, orders, and similar mandates and directives pertaining to the use of the Unit Property and the Development, whether imposed by Tenant’s insurers, Landlord’s insurers, or the Association’s insurers. If Tenant’s business operations, conduct, or use of the Unit Property or the Development cause any increase in the premium for any insurance policies carried by Landlord or the Association, Tenant shall, within ten (10) business days after receipt of written notice , reimburse Landlord or the Association for the increase. Tenant shall, at Tenant’s sole expense, comply with all rules, orders, regulations, or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and of any similar body.

f) Tenant’s Liability Coverage. Tenant shall, at Tenant’s sole expense, maintain the coverages set forth in this Section 13(f).

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i) Commercial General Liability Insurance. Tenant shall obtain commercial general liability insurance coverage written on an “occurrence” policy form, covering bodily injury, personal injury, property damage and advertising injury arising out of or relating (directly or indirectly) to Tenant’s business operations, conduct, assumed liabilities, or use or occupancy of the Unit Property or the Development, including by way of example and not limitation, Tenant’s independent contractors, products and completed operations and contractual liability arising from the operation, possession, maintenance or use of the Unit Property or areas immediately adjacent thereto, with limits of liability for each occurrence of not less than Two Million Dollars ($2,000,000). In addition to the provisions of Section 13(f) (vi), Tenant shall increase the foregoing limits if Landlord, or any lender of Landlord, reasonably deems such increases desirable to protect Tenant and Landlord, provided that any such increases are comparable to amount of insurance covering businesses similar to Tenant’s business at the Unit Property, located in similar commercial centers in the area in which the Development is located. The insurance coverage under this Section shall, in addition, extend to any liabilities of Tenant arising out of the indemnity contained in Section 13(e).

ii) Broad Form Coverage. Tenant’s liability coverage shall include all the coverages typically provided by the Broad Form Comprehensive General Liability Endorsement, including broad form property damage coverage (which shall include coverage for completed operations). Tenant’s liability coverage shall further include premises-operations coverage, products-completed operations coverage, owners and contractors protective coverage (when reasonably required by Landlord), and the broadest available form of contractual liability coverage. It is the parties’ intent that Tenant’s contractual liability coverage provide coverage to the maximum extent possible of Tenant’s indemnification obligations under this Lease.

iii) Primary Insured. Tenant shall be the first or primary named insured.

iv) Additional Insureds. Landlord and any lender of Landlord shall be named by endorsement as additional insureds under Tenant’s general liability coverage. The additional insured endorsement must be on ISO Form CG 20 11 11 85 or an equivalent acceptable to Landlord, or any lender of Landlord, with such modifications as Landlord may require.

v) Cross-Liability; Severability of Interests. Tenant’s general liability policies shall be endorsed as needed to provide cross-liability coverage for Tenant, Landlord, and any lender of Landlord and to provide severability of interests.

vi) Primary Insurance Endorsements for Additional Insureds. Tenant’s general liability policies shall be endorsed as needed to provide that the insurance afforded by those policies to the additional insureds is primary and that all insurance carried by Landlord Parties is strictly excess and secondary and shall not contribute with Tenant’s liability insurance.

vii) Scope of Coverage for Additional Insureds. The coverage afforded to Landlord and any lender of Landlord must be at least as broad as that afforded to Tenant and may not contain any terms, conditions, exclusions, or limitations applicable to Landlord or any lender of Landlord that do not apply to Tenant.

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viii) Delivery of Certificate, Policy, and Endorsements. Before the Lease Commencement Date, Tenant shall deliver to Landlord the endorsements referred to in this section 13(f) as well as a certified copy of Tenant’s liability policy or policies and an original certificate of insurance, executed by an authorized agent of-the insurer or insurers, evidencing compliance with the liability insurance requirements. The certificate shall provide for no less than thirty (30) days’ advance written notice to Landlord from the insurer or insurers of any cancellation, non-renewal, or material change in coverage or available limits of liability and shall confirm compliance with the liability insurance requirements in this Lease. The “endeavor to” and “failure to mail such notice shall impose no obligation or liability of any kind upon the Company” language and any similar language shall be stricken from the certificate.

ix) Concurrency of Primary, Excess, and Umbrella Policies. Tenant’s liability insurance coverage may be provided by a combination of primary, excess, and umbrella policies, but those policies must be absolutely concurrent in all respects regarding the coverage afforded by the policies. The coverage of any excess or umbrella policy must be at least as broad as the coverage of the primary policy.

x) “Per Location” Endorsement. Tenant shall, at Tenant’s sole expense, procure a “per location” endorsement or equivalent reasonably acceptable to Landlord so that the general aggregate and other limits apply separately and specifically to the Unit Property.

xi) Survival of Insurance Requirements. Tenant shall, at Tenant’s sole expense, maintain in full force and effect the liability insurance coverages required under this Lease and shall maintain Landlord Parties and any lender specified by Landlord as additional insureds, as required by subsection 13(f) of this Lease, for a period of no less than two (2) years after expiration or earlier termination of this Lease.

xii) Tenant’s Workers’ Compensation and Employer Liability Coverage. Tenant shall procure and maintain workers’ compensation insurance as required by law and employer’s liability insurance with limits of no less than two-million dollars ($2,000,000).

xiii) Tenant’s First Party Insurance. Tenant shall, at Tenant’s sole expense, procure and maintain the first party insurance coverages described in this section 13(f).

xiv) Builder’s Risk. At all times during which Tenant is proceeding with any construction work at the Unit Property or the Development, Tenant shall maintain builders risk insurance with limits of coverage not less than one hundred percent (100%) of full replacement cost of Tenant’s leasehold improvements and owner’s and contractor’s protective insurance and independent contractor’s insurance with coverage of at least One Million Dollars ($1,000,000.00) for a single occurrence and for property damage.

xv) Other Risks. Any additional insurance reasonably requested by Landlord to cover any other risk associated with Tenant’s use of the Unit Property, provided that such insurance is reasonably available and comparable to insurance customarily covering businesses similar to Tenant’s business in the Unit Property, located in similar commercial centers in the area in which the Development is located.

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xvi) Tenant’s Property Insurance. Tenant shall procure and maintain property insurance coverage for: (a) all office furniture, trade fixtures, office equipment, merchandise, and all other items of Tenant’s property in, on, at, or about the Unit Property and the Development; (b) the Unit Property, any property installed by, for, or at the expense of Tenant in, on or about same; and (c) all other improvements, betterments, alterations, and additions to the Unit Property. Tenant’s property insurance must fulfill the following requirements: (a) It must be written on the broadest available “all-risk” (special-causes-of-loss) policy form or an equivalent form acceptable to Landlord.(b) It must include an agreed-amount endorsement for no less than one-hundred (100) percent of the full replacement cost (new without deduction for depreciation) of the covered items and property; and (c) The amounts of coverage must meet any coinsurance requirements of the policy or policies. It is the parties’ intent that Tenant shall structure its property insurance program so that no coinsurance penalty shall be imposed and there shall be no valuation shortfalls or disputes with any insurer or with Landlord. The property insurance coverage shall include vandalism and malicious mischief coverage, sprinkler leakage coverage, and earthquake sprinkler leakage coverage. All proceeds of such property insurance covering the Unit Property and Tenant’s improvements therein shall, at the election of Landlord, be paid to Landlord and held in trust and may be used for the repair or replacement of the plate glass, fixtures, equipment or contents so insured. In the event this Lease shall terminate for any cause while such proceeds are held by Landlord, Landlord shall the right to apply such funds to the redevelopment of the Unit Property or the Development.

xvii) Business Income and Extra Expense Coverage. Tenant shall further procure and maintain business income (business interruption) insurance and extra expense coverage with coverage amounts that shall reimburse Tenant for all direct or indirect loss of income and charges and costs incurred arising out of all perils insured against by Tenant’s property insurance coverage, including prevention of, or denial of use of or access to, all or part of the Unit Property or the Development, as a result of those perils.

The business income and extra expense coverage shall provide coverage for no less than twelve (12) months of the loss of income, charges, and costs contemplated under the Lease and shall be carried in amounts necessary to avoid any coinsurance penalty that could apply. The business income and extra expense coverage shall be issued by the insurer that issues Tenant’s other first party coverage.

xviii) Comprehensive Automobile Liability and Property Damage. Tenant shall maintain comprehensive automobile liability and property damage insurance insuring all owned, non-owned and hired vehicles used in the conduct of the Tenant’s business and operated upon or parked upon the Common Area with limits of liability of not less than Two Million Dollars ($2,000,000.00) combined single limit for death or injury to one or more persons in a common accident or occurrence, and One Million Dollars ($1,000,000.00) for each occurrence for property damage. Tenant shall increase the foregoing limits (but not more than two times during the Term) if Landlord reasonably deems such increases desirable to protect Tenant and Landlord, provided that any such increases are comparable to amount of insurance covering businesses similar to Tenant’s business in the Unit Property, located in similar commercial centers in the area in which the Development is located.

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g) Form of Policies and Additional Requirements.

i) Insurance Independent of Exculpation and Indemnification. The insurance requirements set forth in Section 13 are independent of Tenant’s exculpation, indemnification, and other obligations under this Lease and shall not be construed or interpreted in any way to restrict, limit, or modify Tenant’s exculpation, indemnification, and other obligations or to limit Tenant’s liability under this Lease.

ii) Form of Policies. In addition to the other requirements set forth in this Section, the insurance required of Tenant under this Section 13 must: (a) name Landlord and any other party Landlord specifies by endorsement as an additional insured; (b) be issued by an insurance company with a rating of no less than A-VIII in the current Best’s Insurance Guide, or that is otherwise acceptable to Landlord, and admitted to engage in the business of insurance in the State of California; (c) be primary insurance for all claims under it and provide that any insurance carried by Landlord Parties and Landlord lenders is strictly excess, secondary, and noncontributing with any insurance carried by Tenant; and (d) provide that insurance may not be canceled, non-renewed, or the subject of material change in coverage or available limits of coverage, except on thirty (30) days’ prior written notice to Landlord and Landlord’s lenders.

iii) Tenant’s Delivery of Policy, Endorsements, and Certificates. Tenant shall deliver the policy or policies, along with any endorsements to them and certificates required by this Section 13, to Landlord: (a) on or before the Lease Commencement Date; (b) at least thirty (30) days before the expiration date of any policy; and (c) on renewal of any policy.

iv) Deductibles and Self-Insured Retentions. Except as otherwise provided in Section 13(f) above, all deductibles and self-insured retentions under Tenant’s policies are subject to Landlord’s prior written approval.

v) Waiver of Subrogation. Landlord and Tenant agree to cause the insurance companies issuing their respective property (first party) insurance to waive any subrogation rights that those companies may have against Tenant or Landlord, respectively, as long as the insurance is not invalidated by the waiver. If the waivers of subrogation are contained in their respective insurance policies, Landlord and Tenant waive any right that either may have against the other on account of any loss or damage to their respective property to the extent that the loss or damage is insured.

vi) Review of Coverage. On or after the fifth (5th) anniversary of the Lease Commencement Date, Landlord shall have the right to review any insurance policy maintained by Tenant pursuant to this Section to determine whether such policy is adequate to properly insure all interests and as required by this Section and fulfill the intent thereof. In the event that Landlord determines that Tenant’s insurance coverage is insufficient to fulfill the terms or intent of this Section, Landlord shall have the right to require that Tenant increase Tenant’s insurance coverage to fulfill the requirements of this Section, which right, if exercised, shall be exercised reasonably. Landlord shall have the right review Tenant’s insurance coverage pursuant to this Section on or after the end of each five (5) year period following the most recent review hereunder.

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vii) Lender’s Policy Requirements. Notwithstanding any provision herein contained to the contrary, Tenant agrees and acknowledges that Tenant’s Insurance requirements, or the insurance required to be maintained by the Association, may be subject to change as a result of requirements which may be hereafter imposed by a Lender. Under such circumstances, Tenant agrees to any such changes, to pay for the same, and to otherwise comply with the provisions of this Section 13 with respect to any additional insurance requirements. In the event of any such required changes, Tenant shall pay the cost of the same directly to Landlord as Additional Rent, or if appropriate, as Tenant’s Share of the additional cost and expense of maintaining such additional required insurance regarding the Common Areas.

14. DAMAGE AND DESTRUCTION.

a) Repair of Damage. Tenant shall be solely responsible for any and all repair of damage to the improvements and alterations made by Tenant to, and the personalty, fixtures, equipment maintained by Tenant at the Unit Property from any cause whatsoever, other than the gross negligence of the Landlord, pursuant to the terms of this Lease, including repair of damage resulting from fire, earthquake, or any other identifiable event (“Casualty”) to the fullest extent reasonably possible. It is the intention of the parties to this Lease that Tenant shall be adequately insured, pursuant to Section 13 of this Lease, to fully and completely repair any and all such damage, and that Tenant shall accordingly fully and completely repair such damage. In no event shall this Lease terminate on account of Casualty affecting the Unit Property except as expressly agreed to in writing by Landlord and Tenant upon such terms as are acceptable to both parties.

b) Waiver of Statutory Provisions. The provisions of this Lease, including those in this Section, constitute an express agreement between Landlord and Tenant that applies in the event of any Casualty to the Unit Property. Tenant, therefore, fully waives the provisions of any statute or regulation, including California Civil Code sections 1932(2) and 1933(4), for any rights or obligations concerning a Casualty regarding the Unit Property.

15. CONDEMNATION.

a) Definition of “Condemnation.” As used in this Lease, the term Condemnation (Condemnation) means a permanent taking through (a) the exercise of any government power (by legal proceedings or otherwise) by any public or quasi-public authority or by any other party having the right of eminent domain (Condemnor) or (b) a voluntary sale or transfer by Landlord to any Condemnor, either under threat of exercise of eminent domain by a Condemnor or while legal proceedings for condemnation are pending.

b) Effect on Rights and Obligations. If, during the Lease Term or the period between the date of execution of this Lease and the date on which the Lease Term begins, there is any Condemnation of all or part of the Unit Property, or Development, the rights and obligations of the parties shall be determined under this Section 15, and Rent shall not be affected or abated except as expressly provided in this Section. Landlord shall notify Tenant in writing of any Condemnation regarding the Unit Property within thirty (30) days after the later of (a) the filing of a complaint by Condemnor or (b) the final agreement and determination by Landlord and Condemnor of the extent of the taking (Condemnation Notice).

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c) Termination of Lease.

i) Definition of “Termination Date.” For purposes of this section the termination date (“Termination Date”) shall be the earliest of: (a) the date on which Condemnor takes possession of the property that is subject to the Condemnation; or (b) the date on which title to the property subject to the Condemnation is vested in Condemnor. If termination occurs under this Section 15, the Termination Date shall be the earliest of the dates described in subsectionl5(c)(i).

ii) Automatic Termination. If the Unit Property is totally taken by Condemnation, this Lease shall terminate as of the Termination Date, and the Condemnation Award shall be allocated between Landlord and Tenant in accordance with Section 15(e).

iii) Election to Terminate. If a Condemnation of not less than thirty percent (30%) of the Usable Square Footage of the Unit Property occurs during the Lease Term, both Landlord and Tenant shall have the option to elect to terminate this Lease. Such termination shall occur only if the terminating party notifies the non-terminating party in writing of its intent to terminate within thirty (30) days of receiving Condemnation Notice. Such termination notice shall have no force or effect if the Condemnation fails to occur or if any amount less than thirty percent (30%) of the Usable Square Footage of the Unit Property is actually taken for any reason whatsoever. If a Condemnation of thirty percent (30%) or less of the Usable Square Footage of the Unit Property occurs during the Lease Term, whereby the proposed condemnation will render the Unit Property as being no longer reasonably feasible for continued use and occupancy by Tenant as herein contemplated, then Tenant shall have the option to elect to terminate this Lease. Such termination shall occur only if Tenant notifies the Landlord in writing of Tenant’s intent to terminate within thirty (30) days of receiving Condemnation Notice.

iv) Tenant’s Waiver. Tenant agrees that its rights to terminate this Lease due to partial Condemnation are governed by this Section 15. Tenant waives all rights it may have under California Code of Civil Procedure section 1265.130, or otherwise, to terminate this Lease based on a partial Condemnation.

v) Pro-ration of Rent. If this Lease is terminated under this Section 15, the termination shall be effective on the Termination Date, and Landlord shall prorate Rent to that date. Tenant shall be obligated to pay Rent for the period up to, but not including, the Termination Date as prorated by Landlord. Landlord shall return to Tenant prepaid Rent allocable to any period on or after the Termination Date.

d) Effect of Condemnation if Lease Is Not Terminated. If any part of the Unit Property is taken by Condemnation and this Lease is not terminated, Rent shall be proportionately reduced based on the Rentable Square Footage of the Unit Property taken. Landlord and Tenant agree to enter into an amendment to this Lease within thirty (30) days after the partial taking, confirming the reduction in Rentable Square Footage of the Unit Property and the reduction in Rent.

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e) Allocation of Award. Any payment of compensation and damage pursuant to a condemnation under this Section shall be divided as follows:

i) All compensation and damages payable for or on account of improvements to the Unit Property made by Tenant that would be owned by Tenant at the expiration of the Lease Term, pursuant to Section 11(f), shall be payable to Tenant; and

ii) All other compensation and damages payable in connection with the Condemnation shall be solely the property of Landlord.

16. ASSIGNMENT AND SUBLEASING.

a) Restricted Transfers.

i) Consent Required; Definition of Transfer. Tenant shall obtain Landlord’s written consent, which consent shall not be unreasonably withheld or delayed, before entering into or permitting any Transfer. A Transfer (“Transfer”) consists of any of the following, whether voluntary or involuntary and whether effected by death, operation of law, or otherwise: (a) any assignment, sublease, mortgage, pledge, encumbrance, or other transfer of any interest in this Lease; and (b) any of the changes (e.g., a change of ownership or reorganization) included in the definition of Transfer in Section 16(d). Any person to whom any Transfer is made or sought to be made is a “Transferee.”

ii) Landlord’s Remedies. If a Transfer fails to comply with this Section 16, Landlord may, at its sole option, do any or all of the following: (a) void the Transfer and continue the Lease in effect; (b) declare Tenant in material and incurable default under Section 21 notwithstanding any cure period specified therein; or (c) ratify the Transfer.

b) Transfer Procedure.

i) Transfer Notice. Before entering into or permitting any transfer, Tenant shall provide to Landlord a written Transfer Notice (“Transfer Notice”) at least forty-five (45) days before the proposed effective date of the Transfer. The Transfer Notice shall include all of the following: (a) information regarding the proposed Transferee, including the name, address, and ownership of Transferee; the nature of Transferee’s business; and Transferee’s current financial statements, bank account statements, tax returns, and a detailed business plan; (b) all the terms of the proposed Transfer, including the consideration payable by Transferee; the portion of the Unit Property that is subject to the Transfer (“Subject Space”); the proposed use of the Subject Space; the effective date of the Transfer; and a copy of all documentation concerning the proposed Transfer; (c) any other information or documentation reasonably requested by Landlord; and (d) an executed estoppel certificate from Tenant as to the current state of the Lease and any and all other agreements between the parties. Any Transfer Notice delivered by Tenant to Landlord shall include a payment of $1000.00 to Landlord towards the Transfer Fee herein described (the “Transfer Fee Deposit”).

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ii) Transfer Fee. Within thirty (30) days after Landlord’s written request, Tenant shall pay as Additional Rent any reasonable review and processing costs and fees, as well as any reasonable legal fees, that Landlord incurs in reviewing and processing the Transfer Notice (“Transfer Fee”) as the same may exceed the Transfer Fee Deposit. Tenant shall pay the Transfer Fee whether or not Landlord consents to the Transfer. In no event shall the Transfer Fee exceed the sum of $2500.00. All other costs and expenses (including any brokerage commissions) incurred by Tenant in connection with the proposed Transfer shall be borne by Tenant.

iii) Limits of Consent. If Landlord consents to any Transfer, the following limits apply: (a) Landlord does not agree to waive or modify the terms and conditions of this Lease; (b) Landlord does not consent to any further Transfer by either Tenant or Transferee; (c) Tenant remains liable under this Lease, and any guarantor of the Lease remains liable under the guaranty; and (d) Tenant may enter into that Transfer in accordance with this Section if: (1) The Transfer occurs within six (6) months after Landlord’s consent or such longer period of time as Landlord may agree to in writing; (2) The Transfer is made upon the same terms as specified in the Transfer Notice; and (3) Tenant delivers to Landlord, promptly after execution, an original, executed copy of all documentation pertaining to the Transfer in a form reasonably acceptable to Landlord (including Transferee’s agreement to be subject and subordinate to the Lease and to assume Tenant’s obligations under the Lease to the extent applicable to the Unit Property).

If the Transfer occurs after six (6) months (or such longer period of time as Landlord may agree to in writing) or the terms of the Transfer have materially changed from those in the Transfer Notice, Tenant shall submit a new Transfer Notice under subsection 16(b), requesting Landlord’s consent, and the Unit Property shall again be subject to Landlord’s rights under section 16. A material change is one the terms of which would have entitled Landlord to refuse to consent to the Transfer initially or would cause the proposed Transfer to be more favorable to Transferee than the terms in the original Transfer Notice.

c) Landlord’s Consent.

i) Reasonable Consent. Landlord may riot unreasonably withhold its consent to any proposed Transfer that complies with this Section 16. Reasonable grounds for denying consent include, but are not limited to, any of the following: (a) Transferee’s credit history, business, or proposed use is not consistent with the character or quality of the Development; (b) Transferee would be a significantly less prestigious occupant of the Development than Tenant; (c) Transferee is either a government agency or an instrumentality of one; (d) Transferee’s intended use of the Unit Property is inconsistent with the Permitted Use, Laws and Orders, the Covenants, Codes and Restrictions, or will materially and adversely affect Landlord’s interest; (e) Transferee’s financial condition is or may be inadequate to support the Lease obligations of Transferee under the Transfer documents; or (f) the Transfer would cause Landlord to violate another lease or agreement to which Landlord is a party or would give any other tenant at the Development the right to cancel or seek to terminate its lease.

ii) Landlord’s Written Response. Within a reasonable time after receipt of a Transfer Notice that complies with subsection 16(b)(i), Landlord shall approve or disapprove the proposed Transfer in writing.

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iii) Tenant’s Remedies. If Landlord wrongfully denies or conditions its consent, Tenant may seek only declaratory and injunctive relief. Tenant specifically waives any damage claims against Landlord in connection with the withholding of consent under this Section.

d) Transfers of Ownership Interests and Other Organizational Changes.

i) Change of Ownership; Reorganization. For purposes of this Section 16,Transfer (“Transfer”) also includes:

(1) If Tenant is a partnership or limited liability company:

(a) A change in ownership effected voluntarily, involuntarily, or by operation of law within a twelve-month (12-month) period, of fifty (50%) or more of the partners or members or fifty (50%) or more of the partnership or membership interests; or

(b) The dissolution of the partnership or limited liability company without its immediate reconstitution.

(2) If Tenant is a closely held corporation (i.e., one whose stock is not publicly held and not traded through an exchange or over the counter):

(a) The sale or other transfer within a twelve-month (12-month) period, of more than an aggregate of fifty percent (50%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death);

(b) The sale, mortgage, hypothecation, or pledge within a twelve-month (12-month) period, of more than an aggregate of twenty-five percent (25%) of the value of Tenant’s unencumbered assets; or

(c) The dissolution, merger, consolidation, or other reorganization of Tenant.

ii) Transfer to Affiliate. Notwithstanding any other provision of this Lease, Landlord’s consent is not required for any Transfer to an Affiliate, as defined in subsection 16(d)(iii), as long as the following conditions are met: (a) at least ten (10) business days before the Transfer, Landlord receives written notice of the Transfer (as well as any documents or information reasonably requested by Landlord regarding the Transfer or Transferee); (b) the Transfer is not a subterfuge by Tenant to avoid its obligations under the Lease; (c) if the Transfer is an assignment, Transferee assumes in writing all of Tenant’s obligations under this Lease and (d) Transferee has a tangible net worth, as evidenced by financial statements delivered to Landlord and certified by an independent certified public accountant in accordance with generally accepted accounting principles that are consistently applied (Net Worth), at least equal to Tenant’s Net Worth either immediately before the Transfer or as of the date of this Lease, whichever is greater.

iii) Definition of Affiliate. An Affiliate (Affiliate) means any entity that (a) controls, is controlled by, or is under common control with Tenant, or (b) is the surviving entity as a result of a merger with Tenant. Control (Control) means the direct or indirect ownership of more than fifty percent (50%) of the voting securities of an entity or possession of the right to vote more than fifty percent (50%) of the voting interest in the ordinary direction of the entity’s affairs.

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17. SURRENDER OF UNIT PROPERTY.

a) Surrender of Unit Property. No act of Landlord or its authorized representatives shall constitute Landlord’s acceptance of a surrender or abandonment of the Unit Property by Tenant unless that intent is specifically acknowledged in a writing signed by both parties. At the option of Landlord, a surrender and termination of this Lease shall operate as an assignment to Landlord of all subleases or sub-tenancies. Landlord shall exercise this option by giving notice of that assignment to all subtenants within ten (10) days after the effective date of the surrender and termination.

b) Removal of Tenant Property by Tenant. On the expiration or earlier termination of the Lease Term, Tenant shall quit the Unit Property and surrender possession to Landlord in accordance with this section. Tenant shall leave the Unit Property in substantially the same condition as existed on the Lease Commencement Date, with all Tenant Improvements intact , except for reasonable wear and tear. On expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Unit Property: (a) All debris and rubbish; (b) Any items of furniture, equipment, freestanding cabinet work, and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Unit Property; (c) Any similar articles of any other persons claiming under Tenant that Landlord, in Landlord’s sole discretion, requires to be removed; and (d) Any alterations and improvements that Tenant is required to remove under Section 11. Tenant shall, at Tenant’s sole expense, repair all damage or injury that may occur to the Unit Property caused by Tenant’s removal of those items and shall restore the Unit Property to its original condition as of the Lease Commencement Date, with Tenant Improvements intact.

18. HOLDING OVER

a) Holdover Rent. If Tenant remains in possession of the Unit Property after expiration or earlier termination of this Lease with Landlord’s express written consent, Tenant’s occupancy shall be a month-to-month tenancy at a rent agreed on by Landlord and Tenant but in no event less than the Base Rent and Additional Rent payable under this Lease during the last full month before the date of expiration or earlier termination of this Lease. The month-to-month tenancy shall be on the terms and conditions of this Lease except as provided in (a) the preceding sentence and (b) the Lease clauses concerning lease term and extension rights. Landlord’s acceptance of rent after such holding over with Landlord’s written consent shall not result in any other tenancy or in a renewal of the original term of this Lease. If Tenant remains in possession of the Unit Property after expiration or earlier termination of this Lease without Landlord’s consent, Tenant’s continued possession shall be on the basis of a tenancy at sufferance and Tenant shall pay as monthly rent during the holdover period an amount equal to the greater of: (1) One-hundred and fifteen percent (115%) of the fair market rental (as reasonably determined by Landlord) for the Unit Property; or (2) One-hundred fifty percent (150%) of the Base Rent and Additional Rent payable under this Lease for the last full month before the date of expiration or termination.

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b) No Consent or Waiver Implied. Nothing in this Section 18 shall be construed as implied consent by Landlord to any holding over by Tenant. Landlord expressly reserves the right to require Tenant to surrender possession of the Unit Property to Landlord as provided in this Lease on expiration or other termination of this Lease. The provisions of this Section 18 shall not be considered to limit or constitute a waiver of any other rights or remedies of Landlord provided in this Lease or at law.

19. ESTOPPEL CERTIFICATES.

a) Tenant’s Obligation to Provide Estoppel Certificates. Within ten (10) days after a written request by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate, in a form acceptable to Landlord, indicating in the certificate any exceptions to the statements in the certificate that may exist at that time. The certificate shall also contain any other information reasonably requested by Landlord or any existing or prospective lender, mortgagee, or purchaser. To the extent Tenant fails to provide the estoppel certificate within ten (10) days, the Landlord shall be entitled and hereby authorized to execute the Estoppel Certificate on the Tenant’s behalf, and the content thereof shall be deemed approved by Tenant, and Tenant shall be bound by the terms as though Tenant had executed the same.

b) Financial Statements. When reasonably requested or required by a lender, or purchaser, or in the event that Tenant seeks to exercise any right to extend the term of this Lease, within fifteen (15) days after a written request by Landlord, Tenant shall provide Landlord with a copy of the financial statements set forth in Tenant’s 10-K or a similar certified public accountant’s certified financial report or statement for the two (2) years preceding the current financial statement year.

c) Failure to Deliver. Tenant’s failure to execute or deliver an Estoppel Certificate in the required time period shall constitute an acknowledgment by Tenant that the statements included in any Estoppel Certificate prepared by Landlord under Section 19(a) are true and correct, without exception. Tenant’s failure to execute or deliver an Estoppel Certificate or other document or instrument required under this Section 19 in a timely manner shall be a material breach of this Lease.

20. SUBORDINATION, NONDISTURBANCE, AND ATTORNMENT.

a) Automatic Subordination. This Lease is subject and subordinate to: (a) the lien of any mortgages, deeds of trust, or other encumbrances (Encumbrances) of the Development Property; (b) all present and future ground or underlying leases (Underlying Leases) of the Development now in force against the Development; (c) all renewals, extensions, modifications, consolidations, and replacements of the items described in subparagraphs (a)-(b); and (d) all advances made or hereafter to be made on the security of the Encumbrances. Despite any other provision of this Section 20, any Encumbrance holder or Landlord may elect that this Lease shall be senior to and have priority over that Encumbrance or Underlying Lease whether this Lease is dated before or after the date of the Encumbrance or Underlying Lease.

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b) Subordination Agreement; Agency. This subordination is self-operative, and no further instrument of subordination shall be required to make it effective. To confirm this subordination, however, Tenant shall, within ten (10) days after Landlord’s request, execute any further instruments, subordination agreement(s) or assurances in recordable form that Landlord reasonably considers necessary to evidence or confirm the subordination or superiority of this Lease, as Landlord may elect, to any such Encumbrances or Underlying Leases. Tenant’s failure to execute and deliver such instrument(s) shall constitute a material breach and default under this Lease.

c) Attornment. Tenant covenants and agrees to attorn to the transferee of Landlord’s interest in the Real Property by voluntary sale or transfer, by foreclosure, deed in lieu of foreclosure, by exercise of any remedy provided in any Encumbrance or Underlying Lease, or operation of law (without any deductions or setoffs), if requested to do so by the transferee, and to recognize the transferee as the Landlord under this Lease. Such transferee shall not be liable for: (a) any acts, omissions, or defaults of Landlord that occurred before the sale or conveyance; or (b) the return of any security deposit except for deposits actually paid to or received by the transferee.

d) Non-disturbance. Notwithstanding the terms of this Section 20, Tenant’s right to quiet possession of the Unit Property shall not be disturbed so long as Tenant is not in default pursuant to Section 21 below.

e) Notice of Default; Right to Cure. Tenant agrees to give written notice of any default by Landlord to the holder of any Encumbrance or Underlying Lease (“Lienholder”). Tenant agrees that, before it exercises any rights or remedies under the Lease, the Lienholder or Landlord shall have the right, but not the obligation, to cure the default within the same time, if any, given to Landlord to cure the default, plus what ever additional period is required by the Lienholder , which in any event shall be not less than an additional thirty (30) days. Tenant agrees that this cure period shall be extended by the time necessary for the Lienholder to begin foreclosure proceedings and to obtain possession of the Unit Property or Development, as applicable.

21. DEFAULTS AND REMEDIES.

a) Tenant’s Default. The occurrence of any of the following shall constitute a default by Tenant under this Lease:

i) Tenant’s failure to pay when due any Rent required to be paid under this Lease if the failure continues for five (5) business days after written notice of the failure from Landlord to Tenant;

ii) Tenant’s failure to provide any instrument or assurance or estoppel certificate as required by Sections 19 and 20 if the failure continues for ten (10) days after written notice of the failure from Landlord to Tenant;

iii) Tenant’s failure to perform any other obligation under this Lease if the failure continues for thirty (30) days after written notice of the failure from Landlord to Tenant; provided, however, that if such failure is not susceptible of cure within such thirty (30) day period, Tenant shall not be in default so long as Tenant commences the cure within such thirty (30) day period and diligently pursues cure to completion.

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iv) Tenant’s abandonment of the Unit Property, including Tenant’s absence from the Unit Property for seven (7) consecutive days (excluding Saturdays, Sundays, and California legal holidays) while in default under any provision of this Lease;

v) To the extent permitted by law:

(1) A general assignment by Tenant or any guarantor of the Lease for the benefit of creditors;

(2) The filing by or against Tenant, or any guarantor, of any proceeding under an insolvency or bankruptcy law, unless (in the case of an involuntary proceeding) the proceeding is dismissed within sixty (60) days;

(3) The appointment of a trustee or receiver to take possession of all or substantially all the assets of Tenant or any guarantor, unless possession is unconditionally restored to Tenant or that guarantor within thirty (30) days and the trusteeship or receivership is dissolved;

(4) Any execution or other judicially authorized seizure of all or substantially all the assets of Tenant located on the Unit Property, or of Tenant’s interest in this Lease, unless that seizure is discharged within thirty (30) days; or

vi) The committing of waste on the Unit Property.

b) Replacement of Statutory Notice Requirements. When this Lease requires service of a notice, that notice shall not be deemed to replace statutory notice, including any notices required by Code of Civil Procedure section 1161 or any similar or successor statute. When a statute requires service of a notice within a particular time and/or in a particular manner, service of that notice (or a similar notice required by this Lease) in the manner required by Section shall not replace or satisfy the statutory service-of-notice procedures, including those required by Code of Civil Procedure section 1162 or any similar or successor statute to the fullest extent permitted by law. In the event of any conflict between the notice provisions of this Lease and any California statutory law, the terms of the statutory law shall be deemed to control the rights and obligations of the parties.

c) Landlord’s Remedies on Tenant’s Default. On the occurrence of a default by Tenant, Landlord shall have the right to pursue any one or more of the following remedies in addition to any other remedies now or later available to Landlord at law or in equity. These remedies are not exclusive but cumulative.

i) Termination of Lease. Landlord may terminate this Lease and recover possession of the Unit Property. Once Landlord has terminated this Lease, Tenant shall immediately surrender the Unit Property to Landlord. On termination of this Lease, Landlord may recover from Tenant all of the following: (a) The worth at the time of the award of any unpaid Rent that has accrued at the time of the termination, to be computed by allowing interest at the rate set forth in Section 23 but in no case greater than the maximum amount of interest permitted by law; (b) The

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worth at the time of the award of the amount by which the unpaid Rent that would have been earned between the time of the termination and the time of the award exceeds the amount of unpaid Rent that Tenant proves could reasonably have been avoided, to be computed by allowing interest at the rate set forth in Section 23 but in no case greater than the maximum amount of interest permitted by law; (c) The worth at the time of the award of the amount by which the unpaid Rent for the balance of the Lease Term after the time of the award exceeds the amount of unpaid Rent that Tenant proves could reasonably have been avoided, to be computed by discounting that amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%); (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform obligations under this Lease, including brokerage commissions and advertising expenses, expenses of remodeling the Unit Property for a new tenant (whether for the same or a different use), and any special concessions made to obtain a new tenant; and (e) Any other amounts, in addition to or in lieu of those listed above, that may be permitted by applicable law.

ii) Continuation of Lease in Effect. Landlord shall have the remedy described in Civil Code section 1951.4, which provides that, when a tenant has the right to sublet or assign (subject only to reasonable limitations), the landlord may continue the lease in effect after the tenant’s breach and abandonment and recover Rent as it becomes due. Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may enforce all of Landlord’s rights and remedies under this Lease, including the right to recover all Rent as it becomes due.

iii) Tenant’s Subleases. Whether or not Landlord elects to terminate this Lease on account of any default by Tenant, Landlord may:

(1) Terminate any sublease, license, concession, or other consensual arrangement for possession entered into by Tenant and affecting the Unit Property.

(2) Choose to succeed to Tenant’s interest in such an arrangement. If Landlord elects to succeed to Tenant’s interest in such an arrangement, Tenant shall, as of the date of notice by Landlord of that election, have no further right to, or interest in, the Rent or other consideration receivable under that arrangement.

d) Form of Payment After Default. If Tenant fails to pay any amount due under this Lease within three (3) days after the due date or if Tenant draws a check on an account with insufficient funds, Landlord shall have the right to require that any subsequent amounts paid by Tenant to Landlord under this Lease (to cure a default or otherwise) be paid in the form of cash, money order, cashier’s or certified check drawn on an institution acceptable to Landlord, or other form approved by Landlord despite any prior practice of accepting payments in a different form.

e) Acceptance of Rent Without Waiving Rights. Landlord may accept Tenant’s payments without waiving any rights under this Lease, including rights under a previously served notice of default. If Landlord accepts payments after serving a notice of default, Landlord may nevertheless commence and pursue an action to enforce rights and remedies under the previously served notice of default.

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f) Tenant’s Remedies on Landlord’s Default. Tenant waives any right to unilaterally declare a termination of this Lease and to vacate the Unit Property thereunder on Landlord’s default under this Lease. Tenant’s sole remedy on Landlord’s default is an action for damages as provided under Section 13, or injunctive or declaratory relief seeking a formal declaration as to the termination of the Lease, and Tenant’s rights thereunder.

22. LANDLORD’S RIGHT TO PERFORM TENANT’S OBLIGATIONS

a) Landlord’s Right to Perform Tenant’s Obligations. All obligations to be performed by Tenant under this Lease shall be performed by Tenant at Tenant’s expense and without any reduction of Rent. If Tenant’s failure to perform an obligation continues for five (5) days after notice to Tenant, Landlord may perform the obligation on Tenant’s behalf, without waiving Landlord’s rights for Tenant’s failure to perform any obligations under this Lease and without releasing Tenant from such obligations. Within fifteen (15) days after receiving a statement from Landlord, Tenant shall pay to Landlord the amount of expense reasonably incurred by Landlord, in performing Tenant/s obligation under this Section, as Additional Rent.

23. LATE PAYMENTS.

a) Late Charges. If any Rent payment is not received by Landlord or Landlord’s designee within five (5) days after that Rent is due, Tenant shall pay to Landlord a late charge (Late Charge(s)) often percent (10%) of such delinquent payment as liquidated damages. Tenant shall pay this amount for each calendar month in which all or any part of any Rent payment remains delinquent for more than five (5) days after the due date. The parties agree that this late charge represents a reasonable estimate of the expenses that Landlord will incur because of any late payment of Rent (other than attorney fees and costs incurred under Section 26). Landlord’s acceptance of any liquidated damages shall not constitute a waiver of Tenant’s default with respect to the overdue amount or prevent Landlord from exercising any of the rights and remedies available to Landlord under this Lease. Tenant shall pay the late charge as Additional Rent with the next installment of Rent.

24. NONWAIVER.

a) Nonwaiver. No waiver of any provision of this Lease shall be implied by any failure of Landlord to enforce any remedy for the violation of that provision, even if that violation continues or is repeated. Any waiver by Landlord of any provision of this Lease must be in writing. Such written waiver shall affect only the provision specified and only for the time and in the manner stated in the writing.

b) Acceptance and Application of Payment; Not Accord and Satisfaction. No receipt by Landlord of a lesser payment than the Rent required under this Lease shall be considered to be other than on account of the earliest amount due, and no endorsement or statement on any check or letter accompanying a payment or check shall be considered an accord and satisfaction. Landlord may accept checks or payments without prejudice to Landlord’s right to recover all amounts due and pursue all other remedies provided for in this Lease.

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Landlord’s receipt of monies from Tenant after giving notice to Tenant terminating this Lease shall in no way reinstate, continue, or extend the Lease Term or affect the Termination Notice given by Landlord before the receipt of those monies. After serving notice terminating this Lease, filing an action, or obtaining final judgment for possession of the Unit Property, Landlord may receive and collect any Rent due, and the payment of that Rent shall not waive or affect such prior notice, action, or judgment.

25. WAIVER OF RIGHT TO JURY TRIAL.

Waiver of Right to Jury Trial. Landlord and Tenant waive their respective rights to trial by jury of any contract or tort claim, counterclaim, cross-complaint, or cause of action in any action, proceeding, or hearing brought by either party against the other on any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, or Tenant’s use or occupancy of the Unit Property, including any claim of injury or damage or the enforcement of any remedy under any current or future law, statute, regulation, code, or ordinance.

Landlord’s initials                        Tenant’s initials

26. ATTORNEY FEES AND COSTS.

Attorney Fees and Costs. If either party undertakes litigation against the other party arising out of or in connection with this Lease, the prevailing party shall be entitled to recover from the other party reasonable attorney fees and court costs incurred. The prevailing party shall be determined under Civil Code section 1717(b)(1) or any successor statute. Landlord shall also be entitled to collect from Tenant, as costs under this Lease, any attorney fees Landlord incurs in collecting any sum due from Tenant and not timely paid under the Lease whether or not Landlord institutes any legal action to collect such sum.

27. LANDLORD’S ACCESS TO UNIT PROPERTY.

a) Landlord’s Access to Unit Property. Landlord and its agents shall have the right at all reasonable times, upon not less than 24 hour prior notice, to enter the Unit Property to: (a) inspect the Unit Property; (b) show the Unit Property to prospective purchasers, mortgagees, or tenants or to ground Landlords or underlying Landlords; (c) serve, post, and keep posted notices required by law or that Landlord considers necessary for the protection of Landlord or the Development; or (d) make repairs, replacements, alterations, or improvements to the Unit Property or Development that Landlord considers necessary or desirable. Despite any other provision of this Section 27, Landlord may similarly enter the Unit Property to: (a) perform services required of Landlord; (b) take possession due to any breach of this Lease; or (c) perform any covenants of Tenant that Tenant fails to perform.

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b) Tenant’s Waiver. Landlord may enter the Unit Property without the abatement of Rent and may take steps to accomplish the stated purposes. Tenant waives any claims for damages caused by Landlord’s entry, including damage claims for: (a) injuries; (b) inconvenience to or interference with Tenant’s business; (c) lost profits; and (d) loss of occupancy or quiet enjoyment of the Unit Property, unless such damages arise solely from the gross negligence of the Landlord.

c) Method of Entry. For entry as permitted by this Section 27, Landlord shall at all times have a key or, if applicable, a card key with which to unlock all the doors in the Unit Property, excluding Tenant’s vaults, and safes. In an emergency situation, Landlord shall have the right to emter the Unit Property without any prior notice, and to use any means that Landlord considers proper to open the doors in and to the Unit Property. Any such entry into the Unit Property by Landlord shall not be considered a forcible or unlawful entry into, or a detainer of, the Unit Property or an actual or constructive eviction of Tenant from any portion of the Unit Property.

28. SIGNS.

Development Name; Landlord’s Signage Rights. Subject to Tenant’s signage rights under this Section 28, Landlord and/or the Association may at any time change the name of the Development and install, affix, and maintain all signs on the exterior and interior of the Development as they may, in their sole discretion, desire. Tenant shall not have or acquire any property right or interest in the name of the Development. Tenant may make reasonable use the name of the Development or pictures or illustrations of the Development in advertising or other publicity during the Lease Term. Tenant’s right to maintain signs at the Unit Property and/or the Development shall be subject to the consent of the Landlord (which shall not be unreasonably withheld), the Association, the Project Documents, and the rules and regulations of any governmental authority having jurisdiction over the Development.

29. TENANT PARKING.

a) Number of Parking Spaces. Tenant shall have non-exclusive use of available unmarked parking spaces within the Development as shown on Exhibit “A”. Tenant agrees and acknowledges that Tenant has no exclusive parking spaces nor exclusive parking rights within the Development parking area except as the same may be herein designated or otherwise approved or changed hereafter in writing by the Association. As of the date of this Lease, Tenant has a total of eight (8) designated parking spaces for use with Suite 230, as more particularly setforth on Exhibit “C”, subject to the provisions of Section 29(b) and(c).

b) Changes in Location, Layout, and Service. Tenant acknowledges and agrees that the Association has the right to change the location, size, configuration, design, layout, designations and all other aspects of the parking facility, including the discontinuance of any escort or valet system. The Association may close off or restrict access to the parking facility from time to time to facilitate construction, alteration, or improvements, without incurring any liability to Tenant and without any abatement of Rent under this Lease.

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c) Parking Rules and Regulations. Tenant’s continued right to non-exclusive use of available unmarked parking spaces within the Development or any designated spaces is conditioned on Tenant’s abiding by all rules and regulations prescribed from time to time for the orderly operation and use of the parking facility, Laws and Orders, and the Covenants, Codes and Restrictions. Tenant shall use all reasonable efforts to ensure that Tenant’s employees and visitors also comply with such rules and regulations.

30. MISCELLANEOUS.

a) Captions. The captions of articles and sections and the table of contents of this Lease are for convenience only and have no effect on the interpretation of the provisions of this Lease.

b) Word Usage. Unless the context clearly requires otherwise: (a) the plural and singular numbers shall each be considered to include the other; (b) the masculine, feminine, and neuter genders shall each be considered to include the others; (c) “shall,” “will,” “must,” “agrees,” and “covenants” are each mandatory; (d) “may” is permissive; (e) “or” is not exclusive; and (f) “includes” and “including” are not limiting.

c) Counting Days. Days shall be counted by excluding the first day and including the last day. If the last day is a Saturday, Sunday, or legal holiday as described in Government Code sections 6700-6701, it shall be excluded. Any act required by this Lease to be performed by a certain day shall be timely performed if completed before 5 p.m. local time on that date. If the day for performance of any obligation under this Lease is a Saturday, Sunday, or legal holiday, the time for performance of that obligation shall be extended to 5 p.m. local time on the first following date that is not a Saturday, Sunday, or legal holiday.

d) Entire Agreement; Amendments. This Lease and all exhibits referred to in this Lease constitute the final, complete, and exclusive statement of the terms of the agreement between Landlord and Tenant pertaining to Tenant’s lease of the Unit Property and supercedes all prior and contemporaneous understandings or agreements of the parties. Neither party has been induced to enter into this Lease by, and neither party is relying on, any representation or warranty outside those expressly set forth in this Lease. This Lease may be amended only by an agreement in writing signed by Landlord and Tenant/the party to be charged.

e) Exhibits. The Exhibits and Addendum, if applicable, attached to this Lease are a part of this Lease and incorporated into this Lease by reference.

f) Reasonableness and Good Faith. Except as limited elsewhere in this Lease, whenever this Lease requires Landlord or Tenant to give its consent or approval to any action on the part of the other, such consent or approval shall not be unreasonably withheld or delayed. If either Landlord or Tenant disagrees with any determination covered by this provision and reasonably requests the reasons for that determination, the determining party shall furnish its reason in writing and in reasonable detail within five (5) business days following the request.

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g) Partial Invalidity. If a court or arbitrator of competent jurisdiction holds any Lease clause to be invalid or unenforceable in whole or in part for any reason, the validity and enforceability of the remaining clauses, or portions of them, shall not be affected.

h) Binding Effect. Subject to Section 16 and Section 30(o), this Lease shall bind and benefit the parties to this Lease and their legal representatives and successors in interest.

i) Independent Covenants. This Lease shall be construed as though the covenants between Landlord and Tenant are independent and not dependent. Tenant expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations under this Lease, Tenant shall not be entitled: (a) to make any repairs or perform any acts at Landlord’s expense; or (b) to any setoff of the Rent or other amounts owing under this Lease against Landlord. The foregoing, however, shall in no way impair Tenant’s right to bring a separate action against Landlord for any violation by Landlord of the provisions of this Lease if notice is first given to Landlord and any lender of whose address Tenant has been notified, and an opportunity is granted to Landlord and that lender to correct those violations as provided in Sections 20 and 21

j) Governing Law. This Lease shall be construed and enforced in accordance with the laws of the State of California.

k) Notices. All notices (including requests, demands, approvals, or other communications) under this Lease shall be in writing.

i) Method of Delivery. Notice shall be sufficiently given for all purposes as follows:

(1) When personally delivered to the recipient, notice is effective on delivery.

(2) When mailed by certified mail with return receipt requested, notice is effective on receipt if delivery is confirmed by a return receipt.

(3) When delivered by Federal Express/Airborne/United Parcel Service/DHL World-Wide Express with charges prepaid or charged to the sender’s account, notice is effective on delivery if delivery is confirmed by the delivery service.

(4) When sent by telex or fax to the last telex or fax number of the recipient known to the party giving notice, notice is effective on receipt as long as (1) a duplicate copy of the notice is promptly given by first-class or certified mail or by overnight delivery or (2) the receiving party delivers a written confirmation of receipt. Any notice given by telex or fax shall be considered to have been received on the next business day if it is received after 5 p.m. (recipient’s time) or on a non-business day.

ii) Refused, Unclaimed, or Undeliverable Notices. Any correctly addressed notice that is refused, unclaimed, or undeliverable because of an act or omission of the party to be notified shall be considered to be effective as of the first date that the notice was refused, unclaimed, or considered undeliverable by the postal authorities, messenger, or overnight delivery service.

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iii) Addresses. Addresses for purposes of giving notice are as follows:

Landlord:

Tank Farm Office Park, LLC

684 Higuera Street, Suite B

San Luis Obispo, CA 93401

Fax: (805) 544-0394

Tenant:

MINDBODY, INC.

Attn: Rick Stollmeyer

9119 Margarita Road

Atascadero, Ca 93422

Fax: 866-759-7958

Either party may change its address or telex or fax number by giving the other party notice of the change in any manner permitted by this section 30, provided, however, that Tenant must provide a street address suitable for personal service when changing its address.

iv) Lenders and Ground Lessor. If Tenant is notified of the identity and address of Landlord’s lender or ground or underlying lessor, Tenant shall give to that lender or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease.

l) Force Majeure. If performance by a party of any portion of this Lease is made impossible by any prevention, delay, or stoppage caused by strikes; lockouts; labor disputes; acts of God; inability to obtain services, labor, or materials or reasonable substitutes for those items; government actions; civil commotions; fire or other casualty; or other causes beyond the reasonable control of the party obligated to perform, performance by that party for a period equal to the period of that prevention, delay, or stoppage is excused. Tenant’s obligation to pay Rent, however, is not excused by this section.

m) Time of the Essence. Time is of the essence of this Lease and each of its provisions.

n) Modifications Required by Landlord’s Lender. If any lender of Landlord requires a modification of this Lease that will not increase Tenant’s cost or expense or materially or adversely change Tenant’s rights and obligations, this Lease shall be so modified and Tenant shall execute whatever documents are required and deliver them to Landlord within ten (10) days after the request.

o) Transfer of Landlord’s Interest. Landlord has the right to transfer all or part of its interest in the Development and Real Property and in this Lease. On such a transfer, Landlord shall automatically be released from all liability accruing under this Lease, and Tenant shall look solely to that transferee for the performance of Landlord’s obligations under this Lease after the date of transfer, provided said transferee has expressly assumed all obligations of Landlord hereunder. Landlord may assign its interest in this Lease to a mortgage lender as additional security. This assignment shall not release Landlord from its obligations under this Lease, and Tenant shall continue to look to Landlord for the performance of its obligations under this Lease.

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p) Joint and Several Obligations of Tenant. If more than one individual or entity comprises Tenant, the obligations imposed on each individual or entity that comprises Tenant under this Lease shall be joint and several.

q) Submission of Lease. Submission of this document for examination or signature by the parties does not constitute an option or offer to lease the Unit Property on the terms in this document or a reservation of the Unit Property in favor of Tenant. This document is not effective as a lease or otherwise until executed and delivered by both Landlord and Tenant.

r) Legal Authority.

Each individual executing this Lease on behalf of the Tenant corporation represents and warrants that: (a) the individual is authorized to execute and deliver this Lease on behalf of that corporation in accordance with a duly adopted resolution of the corporation’s board of directors and in accordance with that corporation’s articles of incorporation or charter and bylaws; (b) this Lease is binding on that corporation in accordance with its terms; (c) the corporation is a duly organized and legally existing corporation in good standing in the State of California; and (d) the execution and delivery of this Lease by that corporation shall not result in any breach of or constitute a default under any mortgage, deed of trust, lease loan, credit agreement, partnership agreement, or other contract or instrument to which that corporation is a party or by which that corporation may be bound.

Tenant shall, within fifteen (15) days after the date of this Lease, deliver to Landlord a copy of a resolution of Tenant’s board of directors authorizing or ratifying the execution and delivery of this Lease. That resolution must be duly certified by the secretary or assistant secretary of the corporation.

If Tenant fails to comply with this subsection, each individual executing this Lease on behalf of the corporation shall be personally liable for all of Tenant’s obligations under this Lease.

s) Right to Lease. Landlord reserves the absolute right to contract with any other person or entity to be a tenant in the Development as Landlord, in Landlord’s sole business judgment, determines best to promote the interests of the Development. Tenant does not rely on the expectation, and Landlord does not represent, that any specific tenant or type or number of tenants will, during the Lease Term, occupy any space in the Development.

t) No Air Rights. No rights to any view from the Unit Property or to exterior light to the Unit Property are created under this Lease.

u) Brokers. Landlord and Tenant each represents to the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, and that they know of no other real estate broker or agent who is entitled to a commission or finder’s fee in connection with this Lease. Each party shall indemnify, protect, defend, and hold harmless the other party against all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including reasonable attorney fees) for any leasing commission, finder’s fee, or equivalent compensation alleged to be owing on account of the indemnifying party’s dealings with any real estate broker or agent other than the Brokers. The terms of this section shall survive the expiration or earlier termination of the Lease Term. Landlord shall solely be responsible for the payment of any commissions, fees or other payments to the Brokers with respect to this Lease pursuant to separate written agreement(s) between Landlord and Brokers.

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31. ACKNOWLEGEMENT OF RECIEPT AND EFFECT OF DOCUMENTS.

By its execution of this Lease, Tenant expressly acknowledges that Tenant has received and had the opportunity to read the following documents (“Project Documents”) prior to the execution of this Lease:

1.	The Declaration of Conditions, Covenants, and Restrictions for the Development and amendment thereto, (“CC&Rs”);

2.	The articles and bylaws of the Association;

Tenant acknowledges and agrees that Project Documents may be subject to amendment from time to time, in accordance with the provisions therein contained governing such amendments or modification.

32. TENANT IMPROVEMENTS.

All improvements to be made to the Unit Property, (and the costs and charges associated with the installation of said improvements including permit and other regulatory and governmental fees) , including the installation of unfinished dividing walls between the Unit Property and Common Areas shall be deemed “Tenant Improvements” and shall be installed, and constructed at the sole cost and expense of Tenant., and subject to the provisions of Section 11 of this Lease.

33. PROJECT DOCUMENTS CONTROLLING.

Tenant hereby agrees that in the event of any conflict in the terms of this Lease with the terms of any of the Project Documents, the terms of the Project Documents shall control.

34. OPTION TO EXTEND TERM OF LEASE.

Tenant has the option to extend the initial term of this Lease, subject to all the provisions contained in this Lease, for one (1) consecutive, three (3) year and three month period (“extended term”) immediately following the expiration of the initial approximately five (5) year leasehold term, through and including March 31, 2019. Such extension must be exercised by Tenant delivering written notice to Landlord of Tenant’s unequivocal intent to exercise an option (“Option Notice”) at least twelve (12) months before expiration of the initial Lease Term; provided that if Tenant is in default on the date of giving any Option Notice, the Option Notice shall be totally ineffective, or, if Tenant is in default beyond any notice and cure provision under any provision of this Lease on the date the extended term is to commence, the extended term shall not commence and this Lease shall have expired at the end of the original approximately five (5) year term. For purposes of this

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paragraph, Tenant shall not be deemed in default under any provision of this Lease, other than one requiring the payment of Base Monthly Rent, or additional rent, unless, within forty-five (45) days preceding the Option Notice delivery or anytime thereafter, Landlord has delivered Tenant a written notice describing such default, and Tenant has failed to cure such default within five (5) business days following delivery of such notice. Tenant shall have no other rights to extend the Term of this Lease beyond the extension described in this paragraph. All terms and conditions of this lease shall be applicable to the extended term. Landlord and Tenant shall have 120 days following the timely delivery of the Option Notice to negotiate and/or execute any additional options applicable to any extension of the Lease hereunder.

35. RIGHT TO FUTURE DEVELOPMENT.

Landlord may, in its sole option, hereafter elect develop other adjacent real property which may be annexed into the Development, and shall have the right to proceed with the same, so long as such development does not unreasonably interfere with, or reduce the physical size of the Unit Property provided for in this Lease. To the extent that Landlord deems that Tenant’s cooperation is necessary for any reason, Tenant agrees to reasonably cooperate with Landlord in pursuing any development of the adjacent real property and shall execute any documents reasonably deemed necessary by Landlord to effect such development upon Landlord’s request, provided that the cost and expense associated with such documentation is borne by Landlord.

36. ABSOLUTE NET LEASE.

It is the express purpose and intent of Landlord and Tenant that the Base Rent herein provided to be paid to Landlord by Tenant shall be absolutely net to Landlord. This Lease shall yield net to Landlord, without abatement, set-off or deduction therefrom, the Base Rent as herein provided to be paid during the Term. All costs, expenses, and impositions of every kind or nature whatsoever relating to the Unit Property, standing alone or as a portion of the Development, above and beyond the Landlord’s T.I. Obligation, which may arise or become due during the Term of this Lease or any extensions hereof, whether billed or assessed by Landlord or the Association shall be paid by Tenant directly or as Additional Rent, and Landlord shall be indemnified and saved harmless by Tenant from and against the same. Tenant hereby assumes and agrees to perform all duties and obligations with relation to the Unit Property, as well as the use, operation, and maintenance thereof, even though such duties and obligations would otherwise be construed to be those of a lessor. In the event that any provision of this agreement is deemed ambiguous, the parties agree that this paragraph shall control any issue associated with the interpretation of any payment obligation of Tenant above and beyond payment of Base Rent. Nothing herein contained, however, shall be deemed to require Tenant to pay or discharge any voluntary liens or mortgages of any character whatsoever which may be placed upon the Unit Property by the affirmative act of Landlord . Except as expressly set forth in this Lease, Tenant shall not have any right to terminate this Lease for any cause whatsoever, any present or future law to the contrary notwithstanding. Tenant agrees that it will remain obligated under this Lease in accordance with its terms notwithstanding any action which may be taken with respect to this Lease by Landlord, or by any trustee or receiver of Landlord in any bankruptcy or similar proceeding.

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37. ARBITRATION OF NON-RENT DISPUTES UNDER $30,000.00.

Notwithstanding any provision of this Lease to the contrary, If the parties are unable to agree, or are otherwise involved in any dispute regarding the terms of this Lease, other than a dispute involving the timely payment of any Rents due hereunder, (hereinafter “small non-rental disagreement” or “SNRD”) wherein the total amount at issue is $30,000.00 or less, then such SNRD may be submitted by either party to an impartial arbitrator whose decision shall be final and binding between the parties.

a) Mutual Agreement. Upon the written request of either party for such arbitration delivered in accordance with the terms of Section 30(k) from either party to the other, the parties may meet or confer within five (5) days following delivery of the request, and mutually agree to an arbitrator who shall be charged with determining the SNRD within 30 days of the date of his employment. The parties shall equally split the charges and fees of any arbitrator selected by the mutual agreement of the parties.

b) No Mutual Agreement. If the parties cannot agree to an arbitrator within five (5) days of delivery of the arbitration request, then either party may submit the matter for binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and the determination or judgment on the award rendered by that arbitrator may be thereafter entered in any court having jurisdiction thereof. The costs and fees of arbitration by the American Arbitration Association may be divided between the parties, or otherwise awarded in any fashion deemed reasonable by the arbitrator following the arbitration hearing.

c) No Appeal or Collateral Attack. Under no circumstances will the decision of any arbitrator of a SNRD in accordance with the limitations of this section be subject to reconsideration or appeal, and the parties hereby waive any right to appeal, or to otherwise collaterally attack, any decision or judgment rendered by an arbitrator hereunder.

d) Non SNRD Dispute. In the event that either party commences an arbitration under the provisions of Section 37 (ii), and the other party reasonably believes that such dispute is not an appropriate SNRD under this agreement, that party shall have the right to commence an action in a court of competent jurisdiction regarding such dispute, and the provisions of this Section shall be deemed suspended and no longer applicable to the dispute. In the event that court proceeding subsequently disposes of the dispute, and the amount at issue is deemed to be less than $30,000.00, then the party who attempted to originally invoke the arbitration under this section shall be entitled to an award of all attorneys fees and costs incurred in such action, regardless of whether or not that party is in fact the prevailing party, and the provisions of Section 26 shall not be applicable to that action.

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IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date set forth above.

LANDLORD:	TENANT:

Tank Farm Office Park, LLC,	MINDBODY, INC.,.
a California limited liability company	a California corporation
By: Tompkins Trust dated November 14, 2007
Managing Member

/s/ Nicholas Tompkins	/s/ Rick Stollmeyer
By: Nicholas Tompkins, Trustee	By: Rick Stollmeyer, C.E.O.

/s/ Greg Wookey
By: Greg Wookey C.F.O.

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Modification of Lease of Real Property

Original Lease dated: November 22, 2006

This Modification of Lease agreement is entered into this 14th day of December, 2010, by and between MindBody Soft, Inc., a California corporation and Tank Farm Office Park, LLC, a California limited liability company.

Whereas Nicholas Tompkins and Kathleen Tompkins did originally enter into a written lease agreement with MindBody Soft, Inc., a California corporation (“Tenant), said lease being dated November 22, 2006 (the “Lease”), for the premises commonly known as 4051 Broad Street, Suite 210, San Luis Obispo , California (the “Premises”); and,

Whereas NKT Commercial LLC, a California limited liability company did originally enter into a written modification of the Lease with Tenant, on December 20, 2007, and did thereby amend the Lease to add additional property to the original Premises, and specifically did thereby include and add Suite 220 (originally designated as Suite 240) at 4051 Broad Street, San Luis Obispo as a part of the Premises under the Lease; and,

Whereas Tenant’s true name is MINDBODY, INC., a California corporation; and,

Whereas NKT Commercial LLC a California limited liability company (“Landlord”), acquired all of the rights of Nicholas Tompkins and Kathleen Tompkins as landlords under the Lease, under an assignment dated February 5, 2008; and,

Whereas Tank Farm Office Park, LLC, a California limited liability company (“Landlord”), acquired all of the rights of NKT Commercial LLC and Nicholas Tompkins and Kathleen Tompkins as landlords under the Lease, as modified, under an assignment dated February 11, 2010; and,

Whereas under separate written agreements Tenant has or will additionally rent other portions of the Development where the Premises are located, and specifically the Suites currently identified as Suites 240 and 110; and,

Whereas it is the intention of the parties, as additional consideration associated with Tenant’s expansion within the Development, that the Tenant’s option to extend the terms of the Lease, be modified so as to provide Landlord with not less than 12 months notice associated Tenant’s election to exercise any options to extend the terms of any of the leases between Tenant and Landlord, including, but not limited to the Lease;

Therefore, the parties hereby agree as follows:

1. That Paragraph 34 of the Lease, entitled “OPTION TO EXTEND TERM OF LEASE” shall be hereby replaced in its entirety and now amended to read as follows:

“34. OPTION TO EXTEND TERM OF LEASE.

Tenant has the option to extend the initial six (6) year term of this Lease, subject to all the provisions contained in this Lease, for one (1) consecutive, six (6) year period (“extended term”) immediately following the expiration of the initial six (6) year leasehold term. Each such extension must be exercised by Tenant delivering written notice to Landlord of Tenant’s unequivocal intent to exercise an option (“Option Notice”) at least twelve (12) months before expiration of the original initial term; provided that if Tenant is in default on the date of giving any Option Notice, the Option Notice shall be totally ineffective, or, if Tenant is in default beyond any notice and cure provision under any provision of this Lease on the date the extended term is to commence, the extended term shall not commence and this Lease shall have expired at the end of the original six year term. For purposes of this paragraph, Tenant shall not be deemed in default under any provision of this Lease, other than one requiring the payment of Base Monthly Rent, or additional rent, unless, within forty-five (45) days preceding the Option Notice delivery or anytime thereafter, Landlord has delivered Tenant a written notice describing such default, and Tenant has failed to cure such default within five (5) business days following delivery of such notice. Tenant shall have no other rights to extend the Term of this Lease beyond the extension described in this paragraph. During any extension of the term of this Lease, Base Rent shall be determined and payable as follows:

The Landlord and Tenant shall meet and attempt to agree in writing, within 90 days following Tenant’s timely delivery of the “Option Notice” to a new Base Rent which is equal to the then Prevailing Market Rent for the Unit Property. If Landlord and Tenant are unable to meet and agree, for any reason, as to the Prevailing Market Rent for the Unit Property within ninety (90) days following the delivery of the Option Notice required of Tenant for the commencement of a new extended term, then Tenant and Landlord shall have thirty (30) days immediately thereafter within which to jointly employ an M.A.I. designated appraiser acceptable to Landlord whose primary place of business is in San Luis Obispo,

California, to determine the Prevailing Market Rent for the Unit Property. For purposes of this determination,” Prevailing Market Rate” shall be deemed to be the then prevailing fair market annual rent being charged for similar commercial units of comparable quality and location within the San Luis Obispo Airport/ Tank Farm vicinity. Unless otherwise agreed to, the parties shall, within one hundred eighty (180) days of the Tenant’s delivery of the option notice, obtain a written narrative opinion of the M.A.I. designated appraiser with respect to the Prevailing Market Rent for the Unit Property (the “Appraisal Opinion”). Each party shall bear one-half of the appraiser’s cost and expenses, unless otherwise paid by Tenant, Tenant’s share shall be payable, within thirty (30) days of the delivery of the narrative opinion, to Landlord as additional rent hereunder. Except as otherwise herein provided, the Appraisal Opinion as to Prevailing Market Rent for the Unit Property shall be binding on both Landlord and Tenant and shall be the initial Base Rent due and payable at the commencement of the extended term, payable in equal monthly installments, with the first such installment becoming due on the first day of the Extended Term (The “Lease Extension Date”). Notwithstanding the foregoing, in the event that the Appraisal Opinion is less than the Base Rent being charged for the Unit Property during the last lease year of the original term of this Lease, then the initial monthly Base Rent for the extended term shall be the Base Rent as the same was due and payable during the last year of the original term.

During the extended term, monthly Base Rent shall continue to be due on the first day of each calendar month during the extended term. Beginning on the first anniversary of the Lease Extension Date and each successive anniversary of that date thereafter during the Lease Term (“Adjustment Date(s)”), Base Rent shall increase by three percent (3%) over the Base Rent paid for the immediately preceding year.

Except for the modifications governing the payment of Base Rent as set forth above, all other terms and conditions of this lease shall be applicable to the extended term. “

2. That the true Tenant under the Lease, as modified by the agreement dated December 20, 2007, is MINDBODY, INC., a California corporation, and all references in the Lease, as so modified, to MindBody Soft Inc., or “Tenant” shall be amended so as to be deemed to refer to MINDBODY, INC., a California corporation.

3. That the term of the Lease expires on March 31, 2013.

IN WITNESS WHEREOF, the parties hereto have executed this Modification of Lease of Real Property as of the date set forth in the opening paragraph above.

LANDLORD:	TENANT:

Tank Farm Office Park, LLC,	MINDBODY, INC.
a California limited liability company	a California corporation
Tompkins Trust dated November 14, 2007

Managing Member

/s/ Nicholas Tompkins	/s/ Rick Stollmeyer
By: Nicholas Tompkins, Trustee	By: Rick Stollmeyer, C.E.O.

/s/ Greg Wookey
By: Greg Wookey
C.F.O.

AIR COMMERCIAL REAL ESTATE ASSOCIATION

STANDARD MULTI-TENANT OFFICE LEASE - NET

1. Basic Provisions (“Basic Provisions”).

1.1 Parties: This Lease (“Lease”), dated for reference purposes only November 1, 2012. is made by and between Tank Farm Office Park, LLC (“Lessor”) and MindBody Online, Inc. (“Lessee”), (collectively the “Parties”, or individually a “Party”).

1.2(a) Premises: That certain portion of the Project (as defined below), known as Suite Number(s) 140                      floor(s), consisting of approximately 14,050 rentable square feet and approximately 12,478 useable square feet (“Premises”). The Premises are located at: 4051 Broad Street, in the City of San Luis Obispo, County of San Luis Obispo, State of California, with zip code 93401. In addition to Lessee’s rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, the exterior walls, the area above the dropped ceilings, or the utility raceways of the building containing the Premises (“Building”) or to any other buildings in the Project. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the “Project.” The Project consists of approximately 58,599 rentable square feet. (See also Paragraph 2)

1.2(b) Parking:                unreserved and 15 reserved vehicle parking spaces at a monthly cost of $0 per unreserved space and $0 per reserved space. Reserved spaces shall be designated “MindBody Carpool Parking Only” and used only by MindBody employees who are carpooling with at least one other employee. The fifteen spaces are designated in Exhibit B, attached. (See Paragraph 2.6)

1.3 Term:                years and 12 months months (“Original Term”) commencing June 1, 2013 (“Commencement Date”) and ending May 31, 2014 (“Expiration Date”). (See also Paragraph 3)

1.4 Early Possession: If the Premises are available Lessee may have non-exclusive possession of the Premises commencing                          (“Early Possession Date”). (See also Paragraphs 3.2 and 3.3)

1.5 Base Rent: $21,075.00 per month (“Base Rent”), payable on the 1st day of each month commencing June 1, 2013. (See also Paragraph 4)

☐	If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted. See Paragraph .

1.6 Lessee’s Share of Operating Expenses: Twenty-Four percent (24%) (“Lessee’s Share”) of 4051 Broad St (the building) and 15.0% of the entire Tank Farm Office Park Project (90,772sf). In the event that that size of the Premises and/or the Project are modified during the term of this Lease, Lessor shall recalculate Lessee’s Share to reflect such modification. Common Area Operating Expenses are due and payable on the first of each month along with base Rent. Common Area Operating Expenses, currently estimated at $0.40/5f, including taxes and insurance costs, are reconciled on an annual basis and may go up or down depending on actual costs. Lessor will present to Lessee a NNN reconciliation statement annually which will reflect the actual versus paid-in Common Area Operating Expenses for the previous period and the amount that will be due monthly in the new period. If Lessee is due monies for overpayment of Common Area Operating Expenses, a check will be presented with the reconciliation. If Lessor is due monies for underpayment, an invoice will be presented to Lessee with reconciliation.

1.7 Base Rent and Other Monies Paid Upon Execution:

(a) Base Rent: $21,075.00 for the period June 1, 2013 - June 30, 2013.

(b) Operating Expenses: $5,620.00 for the period June 1, 2013 - June 30, 2013

(c) Security Deposit: $21,075.00 (“Security Deposit”). (See also Paragraph 5)

(d) Parking: $         for the period                        .

(e) Other: $         for                    .

(f) Total Due Upon Execution of this Lease: $47,770.00.

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1.8 Agreed Use: Office. (See also Paragraph 6)

1.9 Insuring Party. Lessor is the “Insuring Party”. (See also Paragraph 8)

1.10 Real Estate Brokers: (See also Paragraph 15)

(a) Representation: The following real estate brokers (the “Brokers”) and brokerage relationships exist in this transaction (check applicable boxes):

☐	represents Lessor exclusively (“Lessor’s Broker”);

☐	represents Lessee exclusively (“Lessee’s Broker”); or

☐	represents both Lessor and Lessee (“Dual Agency”).

(b) Payment to Brokers: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement (or if there is no such agreement, the sum of                         or                         % of the total Base Rent of the brokerage services rendered by the Brokers).

1.11 Guarantor. The obligations of the Lessee under this Lease shall be guaranteed by                          (“Guarantor”). (See also Paragraph 37)

1.12 Business Hours for the Building:          a.m. to          p.m., Mondays through Fridays (except Building Holidays) and          a.m. to          p.m. on Saturdays (except Building Holidays). “Building Holidays” shall mean the dates of observation of New Year’s Day, President’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and                             .

1.13 Lessor Supplied Services. Notwithstanding the provisions of Paragraph 11.1, Lessor is NOT obligated to provide the following:

☐	Janitorial services

☐	Electricity

☐	Other (specify): .

1.14 Attachments. Attached hereto are the following, all of which constitute a part of this Lease:

☐	an Addendum consisting of Paragraphs through :

☒	a plot plan depicting the Premises (Exhibit A);

☐	a current set of the Rules and Regulations;

☐	a Work Letter;

☐	a janitorial schedule;

☐	other (specify): ..

2. Premises.

2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. While the approximate square footage of the Premises may have been used in the marketing of the Premises for purposes of comparison, the Base Rent stated herein is NOT tied to square footage and is not subject to adjustment should the actual size be determined to be different. Note: Lessee is advised to verify the actual size prior to executing this Lease.

2.2 Condition. Lessor shall deliver the Premises to Lessee in a clean condition on the Commencement Date or the Early Possession Date, whichever first occurs (“Start Date”), and warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems (“HVAC”). and all other items which the Lessor is obligated to construct pursuant to the Work Letter attached hereto, if any, other than those constructed by Lessee, shall be in good operating condition on said date, that the structural elements of the roof, bearing walls and foundation of the Unit shall be free of material defects, and that the Premises do not contain hazardous levels of any mold or fungi defined as toxic under applicable state or federal law.

2.3 Compliance. Lessor warrants that to the best of its knowledge the improvements comprising the Premises and the Common Areas comply with the building codes that were in effect at the time that each such improvement, or portion thereof, was constructed, and also with all applicable laws, covenants or restrictions of record, regulations, and ordinances (“Applicable Requirements”) in effect on the Start Date. Said warranty does not apply to the use to which Lessee will put the Premises, modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Lessee’s use (see Paragraph 49). or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. NOTE: Lessee is responsible for determining whether or not the zoning and other Applicable Requirements are appropriate for Lessee’s intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same. If the Applicable Requirements are hereafter changed so as to require during the term of this Lease the construction of an addition to or an alteration of the Premises, the remediation of any Hazardous Substance. or the reinforcement or other physical modification of the Premises (“Capital Expenditure”), Lessor and Lessee shall allocate the cost of such work as follows:

(a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general. Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last 2 years of this Lease and the cost thereof exceeds 6 months’ Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within 10 days after receipt of Lessee’s termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to 6 months’ Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least 90 days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

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(b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor shall pay for such Capital Expenditure and Lessee shall only be obligated to pay. each month during the remainder of the term of this Lease or any extension thereof, on the date that on which the Base Rent is due, an amount equal to 144th of the portion of such costs reasonably attributable to the Premises. Lessee shall pay Interest on the balance but may prepay its obligation at any time. If, however, such Capital Expenditure is required during the last 2 years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon 90 days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within 10 days after receipt of Lessor’s termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with Interest, from Rent until Lessor’s share of such costs have been fully paid. if Lessee is unable to finance Lessor’s share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon 30 days written notice to Lessor,

(c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall either: (I) immediately cease such changed use or intensity of use and/or take such other steps as may be necessary to eliminate the requirement for such Capital Expenditure, or (ii) complete such Capital Expenditure at its own expense. Lessee shall not have any right to terminate this Lease.

2.4 Acknowledgements. Lessee acknowledges that: (a) it has been given an opportunity to inspect and measure the Premises, (b) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the size and condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Lessee’s intended use, (c) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, (d) it is not relying on any representation as to the size of the Premises made by Brokers or Lessor, (e) the square footage of the Premises was not material to Lessee’s decision to lease the Premises and pay the Rent stated herein, and (f) neither Lessor, Lessor’s agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Lessee’s ability to honor the Lease or suitability to occupy the Premises, and (ii) it is Lessor’s sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

2.5 Lessee as Prior Owner/Occupant. The warranties made by Lessor in Paragraph 2 shall be of no force or effect if immediately prior to the Start Date Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary corrective work.

2.6 Vehicle Parking. So long as Lessee is not in default, and subject to the Rules and Regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to rent and use the number of parking spaces specified in Paragraph 1.2(b) at the rental rate applicable from time to time for monthly parking as set by Lessor and/or its licensee.

(a) If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

(b) The monthly rent per parking space specified in Paragraph 1.2(b) is subject to change upon 30 days prior written notice to Lessee. The rent for the parking is payable one month in advance prior to the first day of each calendar month.

2.7 Common Areas - Definition. The term “Common Areas” is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Project and interior utility raceways and installations within the Premises that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor. Lessee and other tenants of the Project and their respective employees, suppliers, shippers, customers, contractors and invitees, including, but not limited to, common entrances, lobbies, corridors, stairwells, public restrooms. elevators, parking areas, loading and unloading areas, trash areas, roadways, walkways, driveways and landscaped areas.

2.8 Common Areas - Lessee’s Rights. Lessor grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Project. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor’s designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

        2.9 Common Areas - Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to adopt, modify, amend and enforce reasonable rules and regulations (“Rules and Regulations”) for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Project and their invitees. The Lessee agrees to abide by and conform to all such Rules and Regulations, and shall use its best efforts to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said Rules and Regulations by other tenants of the Project.

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2.10 Common Areas - Changes. Lessor shall have the right, in Lessor’s sole discretion, from time to time:

(a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces. parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways:

(b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

(c) To designate other land outside the boundaries of the Project to be a part of the Common Areas:

(d) To add additional buildings and improvements to the Common Areas:

(e) To use the Common Areas while engaged in making additional improvements. repairs or alterations to the Project, or any portion thereof: and

(f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Project as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3. Term.

3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

3.2 Early Possession. Any provision herein granting Lessee Early Possession of the Premises is subject to and conditioned upon the Premises being available for such possession prior to the Commencement Date. Any grant of Early Possession only conveys a non-exclusive right to occupy the Premises. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such Early Possession. All other terms of this Lease (including but not limited to the obligations to pay Lessee’s Share of the Operating Expenses) shall be in effect during such period. Any such Early Possession shall not affect the Expiration Date.

3.3 Delay In Possession. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession by such date. Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until Lessor delivers possession of the Premises and any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession is not delivered within 60 days after the Commencement Date. as the same may be extended under the terms of any Work Letter executed be Parties, Lessee may. at its option, by notice in writing within 10 days after the end of such 60 day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said 10 day period, Lessee’s right to cancel shall terminate. If possession of the Premises is not delivered within 120 days after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

3.4 Lessee Compliance. Lessor shall not be required to deliver possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence. Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor’s election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4. Rent.

4.1 Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent (Rent”).

4.2 Operating Expenses. Lessee shall pay to Lessor during the term hereof. in addition to the Base Rent, Lessee’s Share of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

(a) “Operating Expenses” include all costs incurred by Lessor relating to the ownership and operation of the Project, calculated as if the Project was at least 95% occupied, including, but not limited to, the following:

(i) The operation. repair, and maintenance in neat, clean, safe, good order and condition, of the following:

(aa) The Common Areas, including their surfaces, coverings. decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways. stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems. Common Area lighting facilities, building exteriors and roofs, fences and gates;

(bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, communication systems and other equipment used in common by, or for the benefit of, lessees or occupants of the Project. including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.

(cc) All other areas and improvements that are within the exterior boundaries of the Project but outside of the Premises and/or any other space occupied by a tenant.

(ii) The cost of trash disposal, janitorial and security services, pest control services, and the costs of any environmental inspections:

(iii) The cost of any other service to be provided by Lessor that is elsewhere in this Lease stated to be an “Operating Expense”:

(iv) The cost of the premiums for the insurance policies maintained by Lessor pursuant to paragraph 8 and any deductible portion of an insured loss concerning the Building or the Common Areas;

(v) The amount of the Real Property Taxes payable by Lessor pursuant to paragraph 10;

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(vi) The cost of water, sewer, gas, electricity, and other publicly mandated services not separately metered;

(vii) Labor, salaries, and applicable fringe benefits and costs. materials, supplies and tools, used in maintaining and/or cleaning the Project and accounting and management fees attributable to the operation of the Project:

(viii) The cost to replace equipment or capital components such as the roof, foundations, or exterior walls, the cost to replace a Common Area capital improvement, such as the parking lot paving, elevators or fences. and/or the cost of any capital improvement to the Building or the Project not covered under the provisions of Paragraph 2.3. Provided however, that if such equipment or capital component has a useful life for accounting purposes of 5 years or more that Lessor shall allocate the cost of any such capital improvement over a 12 year period and Lessee shall not be required to pay more than Lessee’s Share of 1/144th of the cost of such capital improvement in any given month;

(ix) The cost to replace equipment or improvements that have a useful life for accounting purposes of 5 years or less.

(x) Reserves set aside for maintenance, repair, and/or replacement of Common Area improvements and equipment.

(b) Any item of Operating Expense that is specifically attributable to the Premises, the Building or to any other building in the Project or to the operation, repair and maintenance thereof, shall be allocated entirely to such Premises. Building, or other building. However, any such item that is not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Project.

(c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Project already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

(d) Lessees Share of Operating Expenses is payable monthly on the same day as the Base Rent is due hereunder. The amount of such payments shall be based on Lessor’s estimate of the Operating Expenses. Within 60 days after written request (but not more than once each year) Lessor shall deliver to Lessee a reasonably detailed statement showing Lessee’s Share of the actual Operating Expenses for the preceding year. If Lessee’s payments during such year exceed Lessee’s Share, Lessor shall credit the amount of such over-payment against Lessees future payments. If Lessee’s payments during such year were less than Lessee’s Share, Lessee shall pay to Lessor the amount of the deficiency within 10 days after delivery by Lessor to Lessee of the statement.

(e) Operating Expenses shall not include any expenses paid by any tenant directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other tenant, or by insurance proceeds.

4.3 Payment. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease). on or before the day on which it is due. All monetary amounts shall be rounded to the nearest whole dollar. in the event that any invoice prepared by Lessor is inaccurate such inaccuracy shall not constitute a waiver and Lessee shall be obligated to pay the amount set forth in this Lease. Rent for any period during the term hereof which is for less than one full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor’s rights to the balance of such Rent, regardless of Lessor’s endorsement of any check so stating. In the event that any check, draft, or other instrument of payment given by Lessee to Lessor is dishonored for any reason, Lessee agrees to pay to Lessor the sum of $25 in addition to any Late Charge and Lessor, at its option, may require all future Rent be paid by cashier’s check. Payments will be applied first to accrued late charges and attorney’s fees, second to accrued interest, then to Base Rent and Operating Expenses, and any remaining amount to any other outstanding charges or costs.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee’s faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount already due Lessor, for Rents which will be due in the future, and/ or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of the Security Deposit, Lessee shall within 10 days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor so that the total amount of the Security Deposit shall at all limes bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the initial Base Rent. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee. Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor’s reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor’s reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on such change in financial condition. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within 90 days after the expiration or termination of this Lease, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.

6. Use.

6.1 Use. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs occupants of or causes damage to neighboring premises or properties. Other than guide, signal and seeing eye dogs, Lessee shall not keep or allow in the Premises any pets, animals, birds,

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fish, or reptiles. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements of the Building, will not adversely affect the mechanical, electrical. HVAC, and other systems of the Building, and/or will not affect the exterior appearance of the Building. If Lessor elects to withhold consent. Lessor shall within 7 days after such request give written notification of same. which notice shall include an explanation of Lessor’s objections to the change in the Agreed Use.

6.2 Hazardous Substances.

(a) Reportable Uses Require Consent. The term “Hazardous Substance” as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee’s expense) with all Applicable Requirements. “Reportable Use” shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or (iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use such as ordinary office supplies (copier toner. liquid paper, glue, etc.) and common household cleaning materials, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public. the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

(b) Duty to Inform Lessor. If Lessee knows. or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor. Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

(c) Lessee Remediation. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee’s expense, comply with all Applicable Requirements and take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

(d) Lessee Indemnification. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any. harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims. expenses, penalties, and attorneys’ and consultants’ fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from areas outside of the Project not caused or contributed to by Lessee). Lessee’s obligations shall include, but not be limited to. the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation. restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

(e) Lessor Indemnification. Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders. harmless from and against any and all environmental damages, including the cost of remediation, which result from Hazardous Substances which existed on the Premises prior to Lessee’s occupancy or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor’s obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

(f) Investigations and Remediations. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to Lessee’s occupancy, unless such remediation measure is required as a result of Lessee’s use (including “Alterations”, as defined in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor’s agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor’s investigative and remedial responsibilities.

(g) Lessor Termination Option. If a Hazardous Substance Condition (see Paragraph 9.1(e)) occurs during the term of this Lease. unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor’s rights under Paragraph 6.2(d) and Paragraph 13), Lessor may. at Lessor’s option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor’s expense, in which event this Lease shall

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continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds 12 times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee, within 30 days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor’s desire to terminate this Lease as of the date 60 days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within 10 days thereafter, give written notice to Lessor of Lessee’s commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to 12 times the then monthly Base Rent or $100.000, whichever is greater. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor’s notice of termination.

6.3 Lessee’s Compliance with Applicable Requirements. Except as otherwise provided in this Lease, Lessee shall, at Lessee’s sole expense, fully, diligently and in a timely manner. materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor’s engineers and/or consultants which relate in any manner to the Premises, without regard to whether said requirements are now in effect or become effective after the Start Date. Lessee shall, within 10 days after receipt of Lessor’s written request, provide Lessor with copies of ail permits and other documents, and other information evidencing Lessee’s compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements. Likewise, Lessee shall immediately give written notice to Lessor of: (i) any water damage to the Premises and any suspected seepage, pooling, dampness or other condition conducive to the production of mold; or (ii) any mustiness or other odors that might indicate the presence of mold in the Premises.

6.4 Inspection; Compliance. Lessor and Lessor’s “Lender” (as defined in Paragraph 30) and consultants shall have the right to enter into Premises at any time. in the case of an emergency, and otherwise at reasonable times after reasonable notice, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a Hazardous Substance Condition (see paragraph 9.1) is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspection, so long as such inspection is reasonably related to the violation or contamination. In addition. Lessee shall provide copies of all relevant material safety data sheets (MSDS) to Lessor within 10 days of the receipt of written request therefor.

7. Maintenance; Repairs, Utility Installations; Trade Fixtures and Alterations.

7.1 Lessee’s Obligations. Notwithstanding Lessor’s obligation to keep the Premises in good condition and repair. Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any improvements with the Premises. Lessor may, at its option, upon reasonable notice. elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee’s responsibility hereunder.

7.2 Lessor’s Obligations. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance). 4.2 (Operating Expenses). 6 (Use), 7.1 (Lessee’s Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler system, fire alarm and/or smoke detection systems, fire hydrants, and the Common Areas. Lessee expressly waives the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

7.3 Utility Installations; Trade Fixtures; Alterations.

(a) Definitions. The term “Utility Installations” refers to all floor and window coverings, air lines, vacuum lines, power panels, electrical distribution, security and fire protection systems, communication cabling, lighting fixtures, HVAC equipment, and plumbing in or on the Premises. The term “Trade Fixtures” shall mean Lessee’s machinery and equipment that can be removed without doing material damage to the Premises. The term “Alterations” shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. “Lessee Owned Alterations and/or Utility Installations” are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a).

                (b) Consent. Lessee shall not make any Alterations or Utility Installations to the Premises without Lessors prior written consent. Lessee may, however, make non-structural Alterations or Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof, ceilings. floors or any existing walls. will not affect the electrical, plumbing, HVAC, and/or life safety systems. and the cumulative cost thereof during this Lease as extended does not exceed $2000. Notwithstanding the foregoing, Lessee shall not make or permit any roof penetrations and/or install anything on the roof without the prior written approval of Lessor. Lessor may, as a precondition to granting such approval, require Lessee to utilize a contractor chosen and/or approved by Lessor. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee’s: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount in excess of one month’s Base Rent, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to 150% of the estimated cost of such Alteration or Utility Installation and/or upon Lessee’s posting an additional Security Deposit with Lessor.

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(c) Liens; Bonds. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic’s or materialmen’s lien against the Premises or any interest therein. Lessee shall give Lessor not less than 10 days notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to 150% of the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action. Lessee shall pay Lessor’s attorneys’ fees and costs.

7.4 Ownership; Removal; Surrender; and Restoration.

(a) Ownership. Subject to Lessor’s right to require removal or elect ownership as hereinafter provided. all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

(b) Removal. By delivery to Lessee of written notice from Lessor not earlier than 90 and not later than 30 days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

(c) Surrender; Restoration. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. “Ordinary wear and tear” shall not include any damage or deterioration that would have been prevented by good maintenance practice. Notwithstanding the foregoing, if this Lease is for 12 months or less, then Lessee shall surrender the Premises in the same condition as delivered to Lessee on the Start Date with NO allowance for ordinary wear and tear. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures. Lessee owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee. Lessee shall also completely remove from the Premises any and all Hazardous Substances brought onto the Premises by or for Lessee. or any third party (except Hazardous Substances which were deposited via underground migration from areas outside of the Project) even if such removal would require Lessee to perform or pay for work that exceeds statutory requirements. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. Any personal property of Lessee not removed on or before the Expiration Date or any earlier termination date shall be deemed to have been abandoned by Lessee and may be disposed of or retained by Lessor as Lessor may desire. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8. Insurance; Indemnity.

8.1 Insurance Premiums. The cost of the premiums for the insurance policies maintained by Lessor pursuant to paragraph 8 are included as Operating Expenses (see paragraph 4.2 (a)(iv)). Said costs shall include increases in the premiums resulting from additional coverage related to requirements of the holder of a mortgage or deed of trust covering the Premises, Building and/or Project, increased valuation of the Premises, Building and/or Project, and/or a general premium rate increase. Said costs shall not, however, include any premium increases resulting from the nature of the occupancy of any other tenant of the Building. In no event, however, shall Lessee be responsible for any portion of the premium cost attributable to liability insurance coverage in excess of $2,000,000 procured under Paragraph 8.2(b).

8.2 Liability Insurance.

(a) Carried by Lessee. Lessee shall obtain and keep in force a Commercial General Liability policy of insurance protecting Lessee and Lessor as an additional insured against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an annual aggregate of not less than $2,000,000. Lessee shall add Lessor as an additional insured by means of an endorsement at least as broad as the Insurance Service Organization’s “Additional Insured-Managers or Lessors of Premises” Endorsement. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an “insured contract” for the performance of Lessee’s indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. Lessee shall provide an endorsement on its liability policy(ies) which provides that its insurance shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only. Lessee shall provide proof of required limits of insurance to Lessor upon execution including General Liability Insurance and Workers Comp insurance. naming Tank Farm Office Park LLC asAdditional insured in all cases.

(b) Carried by Lessor. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

8.3 Property Insurance - Building, Improvements and Rental Value.

(a) Building and Improvements. Lessor shall obtain and keep in force a policy or policies of insurance in the name of Lessor, with loss payable to Lessor, any ground-lessor. and to any Lender insuring loss or damage to the Building and/or Project. The amount of such insurance shall be equal to the full insurable replacement cost of the Building and/or Project. as the same shall exist from time to time, or the amount required by any Lender, but in no event more than the commercially

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reasonable and available insurable value thereof. Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee’s personal property shall be insured by Lessee not by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (~~except~~ including the perils of flood and/or earthquake if required by Lessor ~~unless required by a Lender~~), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause. the deductible amount shall not exceed $1,000 per occurrence.

(b) Rental Value. Lessor shall also obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one year with an extended period of indemnity for an additional 180 days (“Rental Value insurance”). Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next 12 month period.

(c) Adjacent Premises. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Project if said increase is caused by Lessee’s acts, omissions, use or occupancy of the Premises.

(d) Lessee’s Improvements. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

8.4 Lessee’s Property; Business Interruption Insurance.

(a) Property Damage. Lessee shall obtain and maintain insurance coverage on all of Lessee’s personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

(b) Business Interruption. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

(c) No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee’s property. business operations or obligations under this Lease.

8.5 Insurance Policies, Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a “General Policyholders Rating” of at least A-, VI, as set forth in the most current issue of “Best’s Insurance Guide”, or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after 30 days prior written notice to Lessor. Lessee shall, at least 10 days prior to the expiration of such policies, furnish Lessor with evidence of renewals or “insurance binders” evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year. or the length of the remaining term of this Lease. whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

8.7 Indemnity. Except for Lessor’s gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor’s master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages. liens, judgments, penalties, attorneys’ and consultants’ fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee’s expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

8.8 Exemption of Lessor and its Agents from Liability. Notwithstanding the negligence or breach of this Lease by Lessor or its agents, neither Lessor nor its agents shall be liable under any circumstances for: (i) injury or damage to the person or goods, wares, merchandise or other property of Lessee. Lessee’s employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, indoor air quality, the presence of mold or from the breakage, leakage, obstruction or other defects of pipes. fire sprinklers, wires. appliances. plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building, or from other sources or places, (ii) any damages arising from any act or neglect of any other tenant of Lessor or from the failure of Lessor or its agents to enforce the provisions of any other lease in the Project, or (iii) injury to Lessee’s business or for any loss of income or profit therefrom. Instead, it is intended that Lessee’s sole recourse in the event of such damages or injury be to file a claim on the insurance policy(ies) that Lessee is required to maintain pursuant to the provisions of paragraph 8.

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8.9 Failure to Provide Insurance. Lessee acknowledges that any failure on its part to obtain or maintain the insurance required herein will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely difficult to ascertain. Accordingly, for any month or portion thereof that Lessee does not maintain the required insurance and/or does not provide Lessor with the required binders or certificates evidencing the existence of the required insurance, the Base Rent shall be automatically increased. without any requirement for notice to Lessee, by an amount equal to 10% of the then existing Base Rent or $100, whichever is greater. The parties agree that such increase in Base Rent represents fair and reasonable compensation for the additional risk/costs that Lessor will incur by reason of Lessee’s failure to maintain the required insurance. Such increase in Base Rent shall in no event constitute a waiver of Lessee’s Default or Breach with respect to the failure to maintain such insurance, prevent the exercise of any of the other rights and remedies granted hereunder, nor relieve Lessee of its obligation to maintain the insurance specified in this Lease.

9. Damage or Destruction.

9.1 Definitions.

(a) “Premises Partial Damage” shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in 3 months or less from the date of the damage or destruction, and the cost thereof does not exceed a sum equal to 6 month’s Base Rent. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

(b) “Premises Total Destruction” shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in 3 months or less from the date of the damage or destruction and/or the cost thereof exceeds a sum equal to 6 month’s Base Rent. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

(c) “Insured Loss” shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a). irrespective of any deductible amounts or coverage limits involved.

(d) “Replacement Cost” shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto. including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation

(e) “Hazardous Substance Condition” shall mean the occurrence or discovery of a condition involving the presence of. or a contamination by, a Hazardous Substance, in, on, or under the Premises which requires restoration.

9.2 Partial Damage Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor’s expense, repair such damage (but not Lessee’s Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor’s election, make the repair of any damage or destruction the total cost to repair of which is $5,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements. full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within 10 days following receipt of written notice of such shortage and request therefor, If Lessor receives said funds or adequate assurance thereof within said 10 day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. if such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within 10 days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or (ii) have this Lease terminate 30 days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3. notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

9.3 Partial Damage Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee’s expense). Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor’s expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within 30 days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective 60 days following the date of such notice. In the event Lessor elects to terminate this Lease. Lessee shall have the right within 10 days after receipt of the termination notice to give written notice to Lessor of Lessee’s commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

9.4 Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate 60 days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor’s damages from Lessee, except as provided in Paragraph 8.6.

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9.5 Damage Near End of Term. If at any time during the last 6 months of this Lease there is damage for which the cost to repair exceeds one month’s Base Rent, whether or not an Insured Loss. Lessor may terminate this Lease effective 60 days following the date of occurrence of such damage by giving a written termination notice to Lessee within 30 days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is 10 days after Lessee’s receipt of Lessor’s written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds. Lessor shall, at Lessor’s commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee’s option shall be extinguished.

9.6 Abatement of Rent; Lessee’s Remedies.

(a) Abatement. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee’s use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

(b) Remedies. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within 90 days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee’s election to terminate this Lease on a date not less than 60 days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within 30 days thereafter, this Lease shall terminate as of the dale specified in said notice. If the repair or restoration is commenced within such 30 days, this Lease shall continue in full force and effect. “Commence” shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

9.7 Termination; Advance Payments. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee’s Security Deposit as has not been, or is not then required to be, used by Lessor.

10. Real Property Taxes.

10.1 Definitions. As used herein, the term “Real Property Taxes” shall include any form of assessment: real estate, general. special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Project, Lessor’s right to other income therefrom, and/or Lessor’s business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Project address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Project is located. Real Property Taxes shall also include any tax, fee, levy. assessment or charge, or any increase therein: (i) imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Project, (ii) a change in the improvements thereon, and/or (iii) levied or assessed on machinery or equipment provided by Lessor to Lessee pursuant to this Lease.

10.2 Payment of Taxes. Except as otherwise provided in Paragraph 10.3, Lessor shall pay the Real Property Taxes applicable to the Project. and said payments shall be included in the calculation of Operating Expenses in accordance with the provisions of Paragraph 4.2.

10.3 Additional Improvements. Operating Expenses shall not include Real Property Taxes specified in the tax assessor’s records and work sheets as being caused by additional improvements placed upon the Project by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.2 hereof. Lessee shall, however. pay to Lessor at the time Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations. Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee’s request or by reason of any alterations or improvements to the Premises made by Lessor subsequent to the execution of this Lease by the Parties.

10.4 Joint Assessment. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor’s work sheets or such other information as may be reasonably available. Lessor’s reasonable determination thereof, in good faith, shall be conclusive.

        10.5 Personal Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations and Utility Installations, Trade Fixtures. furnishings. equipment and all personal property of Lessee contained in the Premises. When possible, Lessee shall cause its Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee’s said property shall be assessed with Lessor’s real property. Lessee shall pay Lessor the taxes attributable to Lessee’s property within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee’s property.

11. Utilities and Services.

11.1 Services Provided by Lessor. Lessor shall provide heating, ventilation, air conditioning, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use in connection with an office, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures. Lessor shall also provide janitorial services to the Premises and Common Areas 5 times per week, excluding Building Holidays, or pursuant to the attached janitorial schedule, if any. Lessor shall not. however, be required to provide janitorial services to kitchens or storage areas included within the Premises.

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11.2 Services Exclusive to Lessee. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If a service is deleted by Paragraph 1.13 and such service is not separately metered to the Premises, Lessee shall pay at Lessor’s option, either Lessee’s Share or a reasonable proportion to be determined by Lessor of all charges for such jointly metered service.

11.3 Hours of Service. Said services arid utilities shall be provided during times set forth in Paragraph 1.12. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

11.4 Excess Usage by Lessee. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security and trash services, over standard office usage for the Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee’s expense supplemental equipment and/or separate metering applicable to Lessee’s excess usage or loading.

11.5 Interruptions. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor’s reasonable control or in cooperation with governmental request or directions.

12. Assignment and Subletting.

12.1 Lessor’s Consent Required.

(a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, “assign or assignment”) or sublet all or any part of Lessee’s interest in this Lease or in the Premises without Lessor’s prior written consent.

(b) Unless Lessee is a corporation and its stock is publicly traded on a national stock exchange. a change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis. of 25% or more of the voting control of Lessee shall constitute a change in control for this purpose.

(c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing. transfer, leveraged buyout or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee’s assets occurs. which results or will result in a reduction of the Net Worth of Lessee by an amount greater than 25% of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. “Net Worth of Lessee” shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

(d) An assignment or subletting without consent shall. at Lessor’s option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease. or (ii) upon 30 days written notice, increase the monthly Base Rent to 110% of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to 110% of the price previously in effect. and (ii) all fixed and nonfixed rental adjustments scheduled during the remainder of the Lease term shall be increased to 110% of the scheduled adjusted rent.

(e) Lessee’s remedy for any breach of Paragraph 12.1 try Lessor shall be limited to compensatory damages and/or injunctive relief.

(f) Lessor may reasonably withhold consent to a proposed assignment or subletting if Lessee is in Default at the time consent is requested.

(g) Notwithstanding the foregoing. allowing a de minimis portion of the Premises, ie. 20 square feet or less, to be used by a third party vendor in connection with the installation of a vending machine or payphone shall not constitute a subletting.

12.2 Terms and Conditions Applicable to Assignment and Subletting.

(a) Regardless of Lessor’s consent, no assignment or subletting shall: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

(b) Lessor may accept Rent or performance of Lessee’s obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessors right to exercise its remedies for Lessees Default or Breach.

(c) Lessors consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

(d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee’s obligations under this Lease, including any assignee or sublessee, without first exhausting Lessors remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor,

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(e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor’s determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $500 as consideration for Lessor’s considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested. (See also Paragraph 36)

(f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment, entering into such sublease, or entering into possession of the Premises or any portion thereof, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease. other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

(g) Lessor’s consent to any assignment or subletting shall not transfer to the assignee or sublessee any Option granted to the original Lessee by this Lease unless such transfer is specifically consented to by Lessor in writing. (See Paragraph 39.2)

12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

(a) Lessee hereby assigns and transfers to Lessor all of Lessee’s interest in ail Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee’s obligations under this Lease: provided. however, that until a Breach shall occur in the performance of Lessee’s obligations, Lessee may collect said Rent. In the event that the amount collected by Lessor exceeds Lessee’s then outstanding obligations any such excess shall be refunded to Lessee. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee’s obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee. upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee’s obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

(b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

(c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

(d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor’s prior written consent.

(e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13. Default; Breach; Remedies.

13.1 Default; Breach. A “Default” is defined as a failure by the Lessee to comply with or perform any of the terms. covenants, conditions or Rules and Regulations under this Lease. A “Breach” is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

(a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof. or without providing reasonable assurances to minimize potential vandalism.

(b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due. to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of 3 business days following written notice to Lessee. THE ACCEPTANCE BY LESSOR OF A PARTIAL PAYMENT OF RENT OR SECURITY DEPOSIT SHALL NOT CONSTITUTE A WAIVER OF ANY OF LESSOR’S RIGHTS, INCLUDING LESSOR’S RIGHT TO RECOVER POSSESSION OF THE PREMISES.

(c) The failure of Lessee to allow Lessor and/or its agents access to the Premises or the commission of waste, act or acts constituting public or private nuisance, and/or an illegal activity on the Premises by Lessee, where such actions continue for a period of 3 business days following written notice to Lessee.

(d) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting, (iv) an Estoppel Certificate or financial statements, (v) a requested subordination, (vi) evidence concerning any guarantee and/or Guarantor. (vii) any document requested under Paragraph 41, (viii) material data safety sheets (MSDS), or (ix) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of 10 days following written notice to Lessee.

(e) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 2.9 hereof, other than those described in subparagraphs 13.1(a), (b), {c) or (d). above, where such Default continues for a period of 30 days after written notice; provided, however, that if the nature of Lessees Default is such that more than 30 days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said 30 day period and thereafter diligently prosecutes such cure to completion.

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(f) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a “debtor” as defined in 11 U.S.C. § 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days): (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee’s assets located at the Premises or of Lessees interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee’s assets located at the Premises or of Lessees interest in this Lease, where such seizure is not discharged within 30 days: provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

(g) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

(h) If the performance of Lessee’s obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor’s liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor’s becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor’s refusal to honor the guaranty. or (v) a Guarantor’s breach of its guaranty obligation on an anticipatory basis, and Lessee’s failure, within 60 days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

13.2 Remedies. If Lessee fails to perform any of its affirmative duties or obligations, within 10 days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee’s behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies. or governmental licenses, permits or approvals. Lessee shall pay to Lessor an amount equal to 115% of the costs and expenses incurred by Lessor in such performance upon receipt of an invoice therefor. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

(a) Terminate Lessee’s right to possession of the Premises by any lawful means. in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of relating, including necessary renovation and alteration of the Premises. reasonable attorneys’ fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee’s Breach of this Lease shall not waive Lessor’s right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

(b) Continue the Lease and Lessee’s right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor’s interests, shall not constitute a termination of the Lessee’s right to possession.

(c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee’s right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee’s occupancy of the Premises.

13.3 Inducement Recapture. Any agreement for free or abated rent or other charges, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee’s entering into this Lease, all of which concessions are hereinafter referred to as “Inducement Provisions”, shall be deemed conditioned upon Lessee’s full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within 5 days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall immediately pay to Lessor a one-time late charge equal to 10% of each such overdue amount or $100, whichever is greater. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of

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Lessee’s Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder, In the event that a late charge is payable hereunder, whether or not collected, for 3 consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary. Base Rent shall, at Lessor’s option, become due and payable quarterly in advance.

13.5 Interest. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within 30 days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the 31st day after it was due as to non-scheduled payments. The interest (“Interest”) charged shall be computed at the rate of 10% per annum but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

13.6 Breach by Lessor.

(a) Notice of Breach. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph. a reasonable time shall in no event be less than 30 days after receipt by Lessor. and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed: provided, however, that if the nature of Lessor’s obligation is such that more than 30 days are reasonably required for its performance, then Lessor shall not be in breach it performance is commenced within such 30 day period and thereafter diligently pursued to completion.

(b) Performance by Lessee on Behalf of Lessor. In the event that neither Lessor nor Lender cures said breach within 30 days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee’s expense and offset from Rent the actual and reasonable cost to perform such cure, provided, however. that such offset shall not exceed an amount equal to the greater of one month’s Base Rent or the Security Deposit, reserving Lessee’s right to seek reimbursement from Lessor for any such expense in excess of such offset. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively “Condemnation”), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the rentable floor area of the Premises, or more than 25% of Lessee’s Reserved Parking Spaces, if any, are taken by Condemnation, Lessee may, at Lessee’s option, to be exercised in writing within 10 days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within 10 days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor. whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages: provided, however, that Lessee shall be entitled to any compensation paid by the condemnor for Lessee’s relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15. Brokerage Fees.

~~15.1 Additional Commission. In addition to the payments-owed pursuant-to Paragraph 1.10 above, and unless Lessor and the Brokers otherwise agree in writing. Lessor-agrees that: (a) if Lessee exercises any Option, (b) if Lessee or anyone affiliated with Lessee acquires from Lessor any rights to the Premises or other premises owned by Lessor and located within the Project. (c) if Lessee remains in possession of the Premises, with the consent of Lessor, after-the expiration of this Lease, or (d) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then, Lessor shall pay Brokers a fee in accordance with the schedule of the Brokers in effect at the time of the execution of this Lease.~~

15.2 Assumption of Obligations. Any buyer or transferee of Lessor’s interest in this Lease shall be deemed to have assumed Lessor’s obligation hereunder. Brokers shall be third party beneficiaries of the provisions of Paragraphs 1.10, 15, 22 and 31. If Lessor fails to pay to Brokers any amounts due as and for brokerage fees pertaining to this Lease when due, then such amounts shall accrue Interest. In addition, if Lessor fails to pay any amounts to Lessee’s Broker when due, Lessee’s Broker may send written notice to Lessor and Lessee of such failure and if Lessor fails to pay such amounts within 10 days after said notice, Lessee shall pay said monies to its Broker and offset such amounts against Rent. In addition. Lessee’s Broker shall be deemed to be a third party beneficiary of any commission agreement entered into by and/or between Lessor and Lessor’s Broker for the limited purpose of collecting any brokerage fee owed.

15.3 Representations and Indemnities of Broker Relationships. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder’s fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs expenses, attorneys’ fees reasonably incurred with respect thereto.

16. Estoppel Certificates.

(a) Each Party (as “Responding Party”) shall within 10 days after written notice from the other Party (the “Requesting Party”) execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current “Estoppel Certificate” form published by the AIR Commercial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

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(b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such 10 day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party’s performance, and (iii) if Lessor is the Requesting Party, not more than one month’s rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party’s Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

(c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall within 10 days after written notice from Lessor deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee’s financial statements for the past 3 years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Definition of Lessor. The term “Lessor” as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee’s interest in the prior lease. In the event of a transfer of Lessor’s title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor, Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Days. Unless otherwise specifically indicated to the contrary, the word “days” as used in this Lease shall mean and refer to calendar days.

20. Limitation on Liability. The obligations of Lessor under this Lease shall not constitute personal obligations of Lessor or its partners, members, directors, officers or shareholders, and Lessee shall look to the Project, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against Lessor’s partners, members, directors, officers or shareholders. or any of their personal assets for such satisfaction.

21. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease

22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein. and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23. Notices.

23.1 Notice Requirements. All notices required or permitted by this Lease or applicable law shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party’s signature on this Lease shall be that Party’s address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee’s taking possession of the Premises, the Premises shall constitute Lessee’s address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

23.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given 72 hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given 24 hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt (confirmation report from fax machine is sufficient), provided a copy is also delivered via delivery or mail. If notice is received on a Saturday. Sunday or legal holiday. it shall be deemed received on the next business day.

24. Waivers.

(a) No waiver by Lessor of the Default or Breach of any term. covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor’s consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor’s consent to. or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent.

(b) The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

(c) THE PARTIES AGREE THAT THE TERMS OF THIS LEASE SHALL GOVERN WITH REGARD TO ALL MATTERS RELATED THERETO AND HEREBY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE TO THE EXTENT THAT SUCH STATUTE IS INCONSISTENT WITH THIS LEASE.

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25. Disclosures Regarding The Nature of a Real Estate Agency Relationship.

(a) When entering into a discussion with a real estate agent regarding a real estate transaction, a Lessor or Lessee should from the outset understand what type of agency relationship or representation it has with the agent or agents in the transaction. Lessor and Lessee acknowledge being advised by the Brokers in this transaction, as follows:

(i) Lessor’s Agent. A Lessor’s agent under a listing agreement with the Lessor acts as the agent for the Lessor only. A Lessor’s agent or subagent has the following affirmative obligations: To the Lessor: A fiduciary duty of utmost care, integrity, honesty. and loyalty in dealings with the Lessor. To the Lessee and the Lessor: a. Diligent exercise of reasonable skills and care in performance of the agent’s duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

(ii) Lessee’s Agent. An agent can agree to act as agent for the Lessee only. In these situations, the agent is not the Lessors agent. even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Lessor. An agent acting only for a Lessee has the following affirmative obligations. To the Lessee: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessee. To the Lessee and the Lessor: a. Diligent exercise of reasonable skills and care in performance of the agent’s duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of. the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

(iii) Agent Representing Both Lessor and Lessee. A real estate agent, either acting directly or through one or more associate licenses, can legally be the agent of both the Lessor and the Lessee in a transaction, but only with the knowledge and consent of both the Lessor and the Lessee. In a dual agency situation, the agent has the following affirmative obligations to both the Lessor and the Lessee: a. A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Lessor or the Lessee. b. Other duties to the Lessor and the Lessee as stated above in subparagraphs (i) or (ii). In representing both Lessor and Lessee, the agent may not without the express permission of the respective Party, disclose to the other Party that the Lessor will accept rent in an amount less than that indicated in the listing or that the Lessee is willing to pay a higher rent than that offered. The above duties of the agent in a real estate transaction do not relieve a Lessor or Lessee from the responsibility to protect their own interests, Lessor and Lessee should carefully read all agreements to assure that they adequately express their understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional.

(b) Brokers have no responsibility with respect to any default or breach hereof by either Party. The Parties agree that no lawsuit or other legal proceeding involving any breach of duty, error or omission relating to this Lease may be brought against Broker more than one year after the Start Date and that the liability (including court costs and attorneys’ fees), of any Broker with respect to any such lawsuit and/or legal proceeding shall not exceed the fee received by such Broker pursuant to this Lease: provided, however, that the foregoing limitation on each Broker’s liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

(c) Lessor and Lessee agree to identify to Brokers as “Confidential” any communication or information given Brokers that is considered by such Party to be confidential.

26. No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to 150% of the Base Rent applicable immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions; Construction of Agreement. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30. Subordination; Attornment; NonDisturbance.

30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease. mortgage, deed of trust, or other hypothecation or security device (collectively. “Security Device”), now or hereafter placed upon the Premises. to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders 01 any such Security Devices (in this Lease together referred to as “Lender’) shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the hen of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

30.2 Attornment. In the event that Lessor transfers title to the Premises, or the Premises are acquired by another upon the foreclosure or termination of a Security Device to which this Lease is subordinated (i) Lessee shall, subject to the non-disturbance provisions of Paragraph 30.3, attom to such new owner, and upon request, enter into a new lease, containing all of the terms and provisions of this Lease, with such new owner for the remainder of the term hereof, or, at the election of the new owner, this Lease will automatically become a new lease between Lessee and such new owner, and (ii) Lessor shall thereafter be relieved

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of any further obligations hereunder and such new owner shall assume all of Lessor’s obligations, except that such new owner shall not: (a) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) be subject to any offsets or defenses which Lessee might have against any prior lessor, (c) be bound by prepayment of more than one month’s rent. or (d) be liable for the return of any security deposit paid to any prior lessor.

30.3 NonDisturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee’s subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a “NonDisturbance Agreement”) from the Lender which Non-Disturbance Agreement provides that Lessee’s possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within 60 days after the execution of this Lease, Lessor shall, if requested by Lessee, use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said 60 days, then Lessee may. at Lessee’s option, directly contact Lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided. however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises. Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. Attorneys’ Fees. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder. the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys’ fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, “Prevailing Party” shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought. as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys’ fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys’ fees reasonably incurred. In addition, Lessor shall be entitled to attorneys’ fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

32. Lessors Access; Showing Premises; Repairs. Lessor and Lessor’s agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times after reasonable prior notice for the purpose of showing the same to prospective purchasers, lenders, or tenants, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee’s use of the Premises. All such activities shall be without abatement of rent or liability to Lessee. In addition, Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forcible or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessees property or business in connection therewith.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor’s prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. Signs. Lessor may place on the Premises ordinary “For Sale” signs at any time and ordinary “For Lease” signs during the last 6 months of the term hereof. Lessor may not place any sign on the exterior of the Building that covers any of the windows of the Premises. Except for ordinary “For Sublease” signs which may be placed only on the Premises, Lessee shall not place any sign upon the Project without Lessor’s prior written consent. All signs must comply with all Applicable Requirements.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor’s failure within 10 days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor’s election to have such event constitute the termination of such interest.

36. Consents. Except as otherwise provided herein. wherever in this Lease the consent of a Party is required to an act by or for the other Party. such consent shall not be unreasonably withheld or delayed. Lessor’s actual reasonable costs and expenses (including but not limited to architects’, attorneys’, engineers’ and other consultants’ fees) incurred in the consideration of. or response to, a request by Lessee for any Lessor consent. including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor’s consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists. nor shall such consent be deemed a waiver of any then existing Default or Breach. except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor’s consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reason le detail within 10 business days following such request.

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37. Guarantor.

37.1 Execution. The Guarantors, if any, shall each execute a guaranty in the form most recently published by the AIR Commercial Real Estate Association.

37.2 Default. It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor’s behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) an Estoppel Certificate, or (d) written confirmation that the guaranty is still in effect.

38. Quiet Possession. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee’s part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39. Options. If Lessee is granted an Option, as defined below, then the following provisions shall apply.

39.1 Definition. “Option” shall mean: (a) the right to extend or reduce the term of or renew this Lease or to extend or reduce the term of or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase, the right of first offer to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

39.2 Options Personal To Original Lessee. Any Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

39.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

39.4 Effect of Default on Options.

(a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given 3 or more notices of separate Default, whether or not the Defaults are cured. during the 12 month period immediately preceding the exercise of the Option.

(b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee’s inability to exercise an Option because of the provisions of Paragraph 39.4(a).

(c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee’s due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term or completion of the purchase, (i) Lessee fails to pay Rent for a period of 30 days after such Rent becomes due (without any necessity of Lessor to give notice thereof), or (ii) if Lessee commits a Breach of this Lease.

40. Security Measures. Lessee hereby acknowledges that the Rent payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties. In the event, however, that Lessor should elect to provide security services, then the cost thereof shall be an Operating Expense.

41. Reservations.

(a) Lessor reserves the right: (i) to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, (ii) to cause the recordation of parcel maps and restrictions, (iii) to create and/or install new utility raceways, so long as such easements, rights, dedications, maps, restrictions, and utility raceways do not unreasonably interfere with the use of the Premises by Lessee. Lessor may also: change the name, address or title of the Building or Project upon at least 90 days prior written notice; provide and install, at Lessee’s expense. Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate; grant to any lessee the exclusive right to conduct any business as long as such exclusive right does not conflict with any rights expressly given herein; and to place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the Building or the Project or on pole signs in the Common Areas. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate such rights. The obstruction of Lessee’s view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

(b) Lessor also reserves the right to move Lessee to other space of comparable size in the Building or Project. Lessor must provide at least 45 days prior written notice of such move, and the new space must contain improvements of comparable quality to those contained within the Premises. Lessor shall pay the reasonable out of pocket costs that Lessee incurs with regard to such relocation, including the expenses of moving and necessary stationary revision costs. In no event, however, shall Lessor be required to pay an amount in excess of two months Base Rent. Lessee may not be relocated more than once during the term of this Lease.

(c) Lessee shall not: (i) use a representation (photographic or otherwise) of the Building or Project or their name(s) in connection with Lessee’s business; or (ii) suffer or permit anyone. except in emergency, to go upon the roof of the Building.

42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment “under protest” and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If ii shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay. A Party who does not initiate suit for the recovery of sums paid “under protest” with 6 months shall be deemed to have waived its right to protest such payment.

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43. Authority; Multiple Parties; Execution.

(a) If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within 30 days after request, deliver to the other Party satisfactory evidence of such authority.

(b) If this Lease is executed by more than one person or entity as “Lessee”, each such person or entity shall be jointly and severally liable hereunder. It is agreed that any one of the named Lessees shall be empowered to execute any amendment to this Lease, or other document ancillary thereto and bind all of the named Lessees, and Lessor may rely on the same as if all of the named Lessees had executed such document.

(c) This Lease may be executed by the Parties in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

44. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

45. Offer. Preparation of this Lease by either party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

46. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee’s obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

47. Waiver of Jury Trial. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING THE PROPERTY OR ARISING OUT OF THIS AGREEMENT.

48. Arbitration of Disputes. An Addendum requiring the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease

☐  is  ☒  is not attached to this Lease.

49. Americans with Disabilities Act. Since compliance with the Americans with Disabilities Act (ADA) is dependent upon Lessee’s specific use of the Premises, Lessor makes no warranty or representation as to whether or not the Premises comply with ADA or any similar legislation. In the event that Lessee’s use of the Premises requires modifications or additions to the Premises in order to be in ADA compliance, Lessee agrees to make any such necessary modifications and/or additions at Lessee’s expense.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AIR COMMERCIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING AND SIZE OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT AND THE SUITABILITY OF THE PREMISES FOR LESSEE’S INTENDED USE.

WARNING: IF THE PREMISES ARE LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES ARE LOCATED.

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The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at: San Luis Obispo		Executed at: San Luis Obispo, CA
On:		On: November 26, 2012

By LESSOR:		By LESSEE:

Tank Farm Office Park LLC		MindBody Online, Inc.
Tompkins Trust 11/14/07, its Sole Member

By:	/s/ Nick Tompkins	By:
Name Printed: Nick Tompkins		Name Printed: Rick Stollmeyer
Title:	Trustee	Title:	CEO

By:		By:	/s/ Greg Wooke
Name Printed:		Name Printed: Greg Wooke
Title:		Title:	CFO
Address:		Address:

Telephone:( )		Telephone:( )
Facsimile:( )		Facsimile:( )
Federal ID No.		Federal ID No.

LESSOR’S BROKER:		LESSEE’S BROKER:

Attn:		Attn:
Title:		Title:	CFO
Address:		Address:

Telephone:( )		Telephone:( )
Facsimile:( )		Facsimile:( )
Federal ID No.		Federal ID No.
Broker/Agent DRE License #:		Broker/Agent DRE License #:

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 800 W 6th Street, Suite 800, Los Angeles, CA 90017. Telephone No. (213) 687-8777. Fax No.: (213) 687-8616.

© Copyright 2002—By AIR Commercial Real Estate Association.

All rights reserved. No part of these works may be reproduced in any form without permission in writing.

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TANK FARM ROAD
BLDG 200
NOT A PART
BLDG 100
BROAD STREET
0
50'
100'
200'
REF
N
TRUE

EXHIBI B - CARPOOL PARKING

EXHIBIT A

TOMPKINS TANK FARM

MICHAEL C. PEACHEY
ARCHITECT

AIR COMMERCIAL REAL ESTATE ASSOCIATION

STANDARD MULTI-TENANT OFFICE LEASE - NET

1. Basic Provisions (“Basic Provisions”).

1.1 Parties: This Lease (“Lease”), dated for reference purposes only November 1, 2012 . is made by and between Tank Farm Office Park, LLC (“Lessor”) and MindBody Online, Inc. (“Lessee”), (collectively the “Parties”, or individually a “Party”).

1.2(a) Premises: That certain portion of the Project (as defined below), known as Suite Number(s) 122                      floor(s), consisting of approximately 1,663 rentable square feet and approximately 1,397 usable square feet (“Premises”). The Premises are located at 4015 Broad Street in the City of San Luis Obispo , County of San Luis Obispo , State of California , with zip code 93401 . In addition to Lessee’s rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, the exterior walls, the area above the dropped ceilings, or the utility raceways of the building containing the Premises (“Building”) or to any other buildings in the Project. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the “Project.” The Project consists of approximately 58,599 rentable square feet. (See also Paragraph 2)

1.2(b) Parking: 0 unreserved and 0 reserved vehicle parking spaces at a monthly cost of $             per unreserved space and $             per reserved space. (See Paragraph 2.6)

1.3 Term:              years and 12 months (“Original Term”) commencing November 1, 2012 (“Commencement Date”) and ending October 31, 2013 (“Expiration Date”). (See also Paragraph 3)

1.4 Early Possession: If the Premises are available Lessee may have non-exclusive possession of the Premises commencing (“Early Possession Date”). (See also Paragraphs 3.2 and 3.3)

1.5 Base Rent: $2,494.50 per month (“Base Rent”), payable on the 1st day of each month commencing November 1, 2012 . (See also Paragraph 4)

☐	If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted. See Paragraph .

1.6 Lessee’s Share of Operating Expenses: Three percent (3%) (“Lessee’s Share”) of 4051 Broad St (the building) and 1.83% of the entire Tank Farm Office Park Project (90,772sf). In the event that the size of the Premises and/or the Project are modified during the term of this Lease, Lessor shall recalculate Lessee’s Share to reflect such modification. Common Area Operating Expenses are due and payable on the first of each month along with Base Rent. Common Area Operating Expenses, currently estimated at $0.40/sf, including taxes and insurance costs, are reconciled on an annual basis and may go up or down depending on actual costs. Lessor will present to Lessee a NNN reconciliation statement annually which will reflect the actual versus paid-in Common Area Operating Expenses for the previous period and the amount that will be due monthly in the new period. If Lessee is due monies for overpayment of Common Area Operating Expenses, a check will be presented with the reconciliation. If Lessor is due monies for underpayment, an invoice will be presented to Lessee with reconciliation.

1.7 Base Rent and Other Monies Paid Upon Execution:

(a) Base Rent: $2,494.50 for the period Nov 1, 2012 - Nov 30, 2012 .

(b) Operating Expenses: $665.20 for the period Nov 1, 2012 - Nov 30, 2012

(c) Security Deposit: $2,494.50 (“Security Deposit”). (See also Paragraph 5)

(d) Parking: $                     for the period

(e) Other: $                     for

(f) Total Due Upon Execution of this Lease: $5,654.20

1.8 Agreed Use: Office . (See also Paragraph 6)

1.9 Insuring Party. Lessor is the “Insuring Party”. (See also Paragraph 8)

1.10 Real Estate Brokers: (See also Paragraph 15)

(a) Representation: The following real estate brokers (the “Brokers”) and brokerage relationships exist in this transaction (check applicable boxes):

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☐                                                                                 represents Lessor exclusively (“Lessor’s Broker”);

☐                                                                                 represents Lessee exclusively (“Lessee’s Broker”); or

☐                                                                                 represents both Lessor and Lessee (“Dual Agency”).

(b) Payment to Brokers: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement (or if there is no such agreement, the sum of              or              % of the total Base Rent for the brokerage services rendered by the Brokers).

1.11 Guarantor. The obligations of the Lessee under this Lease shall be guaranteed by                                                                                                                                                                                                          (“Guarantor”). (See also Paragraph 37)

1.12 Business Hours for the Building:              a.m. to              p.m., Mondays through Fridays (except Building Holidays) and              a.m. to              p.m. on Saturdays (except Building Holidays). “Building Holidays” shall mean the dates of observation of New Year’s Day, President’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and                                                       .

1.13 Lessor Supplied Services. Notwithstanding the provisions of Paragraph 11.1, Lessor is NOT obligated to provide the following:

☐	Janitorial services

☐	Electricity

☐	Other (specify): .

1.14 Attachments. Attached hereto are the following, all of which constitute a part of this Lease:

☒	an Addendum consisting of Paragraphs 50 through 50 :

☒	a plot plan depicting the Premises;

☐	a current set of the Rules and Regulations;

☐	a Work Letter;

☐	a janitorial schedule;

☐	other (specify):
.

2. Premises.

2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term. at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. While the approximate square footage of the Premises may have been used in the marketing of the Premises for purposes of comparison, the Base Rent stated herein is NOT tied to square footage and is not subject to adjustment should the actual size be determined to be different. NOTE: Lessee is advised to verify the actual size prior to executing this Lease.

2.2 Condition. Lessor shall deliver that portion of the Premises to Lessee in a clean condition on the Commencement Date or the Early Possession Date, whichever first occurs (“Start Date”). and warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems (“HVAC”), and all other items which the Lessor is obligated to construct pursuant to the Work Letter attached hereto, if any, other than those constructed by Lessee, shall be in good operating condition on said date, that the structural elements of the roof, bearing walls and foundation of the Unit shall be free of material defects, and that the Premises do not contain hazardous levels of any mold or fungi defined as toxic under applicable state or federal law.

2.3 Compliance. Lessor warrants that to the best of its knowledge the improvements comprising the Premises and the Common Areas comply with the building codes that were in effect at the time that each such improvement, or portion thereof, was constructed, and also with all applicable laws, covenants or restrictions of record, regulations, and ordinances (“Applicable Requirements”) in effect on the Start Date. Said warranty does not apply to the use to which Lessee will put the Premises, modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Lessee’s use (see Paragraph 49), or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. NOTE: Lessee is responsible for determining whether or not the zoning and other Applicable Requirements are appropriate for Lessee’s intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same. If the Applicable Requirements are hereafter changed so as to require during the term of this Lease the construction of an addition to or an alteration of the Premises, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Premises (“Capital Expenditure”), Lessor and Lessee shall allocate the cost of such work as follows:

(a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last 2 years of this Lease and the cost thereof exceeds 6 months’ Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within 10 days after receipt of Lessee’s termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to 6 months’ Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least 90 days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

(b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications). then Lessor shall pay for such Capital Expenditure and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease or any extension thereof, on the date that on which the Base Rent is due, an amount equal to 144th of the portion of such costs reasonably attributable to the Premises. Lessee shall pay interest on the balance but may prepay its obligation at any time. If, however, such Capital Expenditure is required during

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the last 2 years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon 90 days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within 10 days after receipt of Lessor’s termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with interest, from Rent until Lessor’s share of such costs have been fully paid. If Lessee is unable to finance Lessor’s share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis. Lessee shall have the right to terminate this Lease upon 30 days written notice to Lessor.

(c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall either: (i) immediately cease such changed use or intensity of use and/or take such other steps as may be necessary to eliminate the requirement for such Capital Expenditure, or (ii) complete such Capital Expenditure at its own expense. Lessee shall not have any right to terminate this Lease.

2.4 Acknowledgements. Lessee acknowledges that: (a) it has been given an opportunity to inspect and measure the Premises, (b) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the size and condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Lessee’s intended use, (c) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, (d) it is not relying on any representation as to the size of the Premises made by Brokers or Lessor, (e) the square footage of the Premises was not material to Lessee’s decision to lease the Premises and pay the Rent stated herein, and (f) neither Lessor, Lessor’s agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Lessee’s ability to honor the Lease or suitability to occupy the Premises, and (ii) it is Lessor’s sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

2.5 Lessee as Prior Owner/Occupant. The warranties made by Lessor in Paragraph 2 shall be of no force or effect if immediately prior to the Start Date Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary corrective work.

2.6 Vehicle Parking. So long as Lessee is not in default, and subject to the Rules and Regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to rent and use the number of parking spaces specified in Paragraph 1.2(b) at the rental rate applicable from time to time for monthly parking as set by Lessor and/or its licensee.

(a) If Lessee commits, permits or allows any of the prohibited activities described in this Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

(b) The monthly rent per parking space specified in Paragraph 1.2(b) is subject to change upon 30 days prior written notice to Lessee. The rent for the parking is payable one month in advance prior to the first day of each calendar month.

2.7 Common Areas - Definition. The term “Common Areas” is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Project and interior utility raceways and installations within the Premises that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other tenants of the Project and their respective employees, suppliers, shippers, customers, contractors and invitees, including, but not limited to, common entrances, lobbies, corridors, stairwells, public restrooms, elevators, parking areas, loading and unloading areas, trash areas, roadways, walkways, driveways and landscaped areas.

2.8 Common Areas - Lessee’s Rights. Lessor grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Project. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor’s designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

2.9 Common Areas - Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to adopt, modify, amend and enforce reasonable rules and regulations (“Rules and Regulations”) for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Project and their invitees. The Lessee agrees to abide by and conform to all such Rules and Regulations, and shall use its best efforts to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said Rules and Regulations by other tenants of the Project.

2.10 Common Areas - Changes. Lessor shall have the right, in Lessor’s sole discretion, from time to time:

(a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

(b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available:

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(c) To designate other land outside the boundaries of the Project to be a part of the Common Areas:

(d) To add additional buildings and improvements to the Common Areas:

(e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project, or any portion thereof, and

(f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Project as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3. Term.

3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

3.2 Early Possession. Any provision herein granting Lessee Early Possession of the Premises is subject to and conditioned upon the Premises being available for such possession prior to the Commencement Date. Any grant of Early Possession only conveys a non-exclusive right to occupy the Premises. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such Early Possession. All other terms of this Lease (including but not limited to the obligations to pay Lessee’s Share of the Operating Expenses) shall be in effect during such period. Any such Early Possession shall not affect the Expiration Date.

3.3 Delay In Possession. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession by such date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until Lessor delivers possession of the Premises and any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession is not delivered within 60 days after the Commencement Date, as the same may be extended under the terms of any Work Letter executed be Parties, Lessee may, at its option, by notice in writing within 10 days after the end of such 60 day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said 10 day period, Lessee’s right to cancel shall terminate. If possession of the Premises is not delivered within 120 days after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

3.4 Lessee Compliance. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor’s election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4. Rent.

4.1 Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent (“Rent”).

4.2 Operating Expenses. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee’s Share of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

(a) “Operating Expenses” include all costs incurred by Lessor relating to the ownership and operation of the Project, calculated as if the Project was at least 95% occupied, including, but not limited to, the following:

(i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

(aa) The Common Areas, including their surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates;

(bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, communication systems and other equipment used in common by, or for the benefit of, lessees or occupants of the Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.

(cc) All other areas and improvements that are within the exterior boundaries of the Project but outside of the Premises and/or any other space occupied by a tenant.

(ii) The cost of trash disposal, janitorial and security services, pest control services, and the costs of any environmental inspections;

(iii) The cost of any other services to be provided by Lessor that is elsewhere in this Lease stated to be an “Operating Expense”;

(iv) The cost of the premiums for the insurance policies maintained by Lessor pursuant to paragraph 8 and any deductible portion of an insured loss concerning the Building or the Common Areas;

(v) The amount of the Real Property Taxes payable by Lessor pursuant to paragraph 10;

(vi) The cost of water, sewer, gas, electricity and other publicly mandated services not separately metered;

(vii) The cost of water, sewer, gas, electricity, and other publicly mandated services not separately metered;

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(viii) Labor, salaries, and applicable fringe benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Project and accounting and management fees attributable to the operation of the Project;

(ix) The cost to replace equipment or capital components such as the roof, foundations, or exterior walls, the cost to replace a Common Area capital improvement, such as the parking lot paving, elevators or fences, and/or the cost of any capital improvement to the Building or the Project not covered under the provisions of Paragraph 2.3. Provided however, that if such equipment or capital component has a useful life for accounting purposes of 5 years or more that Lessor shall allocate the cost of any such capital improvement over a 12 year period and Lessee shall not be required to pay more than Lessee’s Share of 1/144th of the cost of such capital improvement in any given month;

(x) The cost to replace equipment or improvements that have a useful life for accounting purposes of 5 years or less

(xi) Reserves set aside for maintenance, repair, and/or replacement of Common Area improvements and equipment.

(b) Any item of Operating Expense that is specifically attributable to the Premises, the Building or to any other building in the Project or to the operation, repair and maintenance thereof, shall be allocated entirely to such Premises, Building, or other building. However, any such item that is not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Project.

(c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Project already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

(d) Lessee’s Share of Operating Expenses is payable monthly on the same day as the Base Rent is due hereunder. The amount of such payments shall be based on Lessor’s estimate of the Operating Expenses. Within 60 days after written request (but not more than once each year) Lessor shall deliver to Lessee a reasonably detailed statement showing Lessee’s Share of the actual Operating Expenses for the preceding year. If Lessee’s payments during such year exceed Lessee’s Share, Lessor shall credit the amount of such over-payment against Lessee’s future payments. If Lessee’s payments during such year were less than Lessee’s Share, Lessee shall pay to Lessor the amount of the deficiency within 10 days after delivery by Lessor to Lessee of the statement.

(e) Operating Expenses shall not include any expenses paid by any tenant directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other tenant, or by insurance proceeds.

4.3 Payment. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. All monetary amounts shall be rounded to the nearest whole dollar. In the event that any invoice prepared by Lessor is inaccurate such inaccuracy shall not constitute a waiver and Lessee shall be obligated to pay the amount set forth in this Lease. Rent for any period during the term hereof which is for less than one full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor’s rights to the balance of such Rent, regardless of Lessor’s endorsement of any check so stating. In the event that any check, draft, or other instrument of payment given by Lessee to Lessor is dishonored for any reason, Lessee agrees to pay to Lessor the sum of $25 in addition to any Late Charge and Lessor, at its option, may require all future Rent be paid by cashier’s check. Payments will be applied first to accrued late charges and attorney’s fees, second to accrued interest, then to Base Rent and Operating Expenses, and any remaining amount to any other outstanding charges or costs.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee’s faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount already due Lessor, for Rents which will be due in the future, and/ or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of the Security Deposit, Lessee shall within 10 days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor so that the total amount of the Security Deposit shall at all times bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the initial Base Rent. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor’s reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor’s reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on such change in financial condition. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within 90 days after the expiration or termination of this Lease, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.

6. Use.

6.1 Use. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs occupants of or causes damage to neighboring premises or properties. Other than guide, signal and seeing eye dogs, Lessee shall not keep or allow in the Premises any pets, animals, birds,

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fish, or reptiles. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements of the Building, will not adversely effect the mechanical, electrical, HVAC, and other systems of the Building, and/or will not affect the exterior appearance of the Building. If Lessor elects to withhold consent, Lessor shall within 7 days after such request give written notification of same, which notice shall include an explanation of Lessor’s objections to the change in the Agreed Use.

6.2 Hazardous Substances.

(a) Reportable Uses Require Consent. The term “Hazardous Substance” as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee’s expense) with all Applicable Requirements. “Reportable Use” shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or (iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use such as ordinary office supplies (copier toner, liquid paper, glue, etc.) and common household cleaning materials, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

(b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

(c) Lessee Remediation. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee’s expense, comply with all Applicable Requirements and take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

(d) Lessee Indemnification. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys’ and consultants’ fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from areas outside of the Project not caused or contributed to by Lessee). Lessee’s obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

(e) Lessor Indemnification. Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which result from Hazardous Substances which existed on the Premises prior to Lessee’s occupancy or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor’s obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

(f) Investigations and Remediations. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to the Lessee’s occupancy, unless such remediation measure is required as a result of Lessee’s use (including “Alterations”, as defined in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor’s agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor’s investigative and remedial responsibilities.

(g) Lessor Termination Option. If a Hazardous Substance Condition (see Paragraph 9.1(e)) occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor’s rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor’s option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor’s expense, in which event this Lease shall

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continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds 12 times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee, within 30 days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor’s desire to terminate this Lease as of the date 60 days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within 10 days thereafter, give written notice to Lessor of Lessee’s commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to 12 times the then monthly Base Rent or $100.000, whichever is greater. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor’s notice of termination.

6.3 Lessee’s Compliance with Applicable Requirements. Except as otherwise provided in this Lease, Lessee shall, at Lessee’s sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor’s engineers and/or consultants which relate in any manner to the Premises, without regard to whether said requirements are now in effect or become effective after the Start Date. Lessee shall, within 10 days after receipt of Lessor’s written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee’s compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements. Likewise, Lessee shall immediately give written notice to Lessor of: (i) any water damage to the Premises and any suspected seepage, pooling, dampness or other condition conducive to the production of mold; or (ii) any mustiness or other odors that might indicate the presence of mold in the Premises.

6.4 Inspection; Compliance. Lessor and Lessor’s “Lender” (as defined in Paragraph 30) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times after reasonable notice, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a Hazardous Substance Condition (see Paragraph 9.1) is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspection, so long as such inspection is reasonably related to the violation or contamination. In addition, Lessee shall provide copies of all relevant material safety data sheets (MSDS) to Lessor within 10 days of the receipt of written request therefor.

7. Maintenance; Repairs, Utility Installations; Trade Fixtures and Alterations.

7.1 Lessee’s Obligations. Notwithstanding Lessor’s obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any improvements with the Premises. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee’s responsibility hereunder.

7.2 Lessor’s Obligations. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance), 4.2 (Operating Expenses), 6 (Use), 7.1 (Lessee’s Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler system, fire alarm and/or smoke detection systems, fire hydrants, and the Common Areas. Lessee expressly waives the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

7.3 Utility Installations; Trade Fixtures; Alterations.

(a) Definitions. The term “Utility Installations” refers to all floor and window coverings, air lines, vacuum lines, power panels, electrical distribution, security and fire protection systems, communication cabling, lighting fixtures, HVAC equipment, and plumbing in or on the Premises. The term “Trade Fixtures” shall mean Lessee’s machinery and equipment that can be removed without doing material damage to the Premises. The term “Alterations” shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. “Lessee Owned Alterations and/or Utility Installations” are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a).

                (b) Consent. Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor’s prior written consent. Lessee may, however, make non-structural Alterations or Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof, ceilings, floors or any existing walls, will not affect the electrical, plumbing, HVAC, and/or life safety systems, and the cumulative cost thereof during this Lease as extended does not exceed $2000. Notwithstanding the foregoing, Lessee shall not make or permit any roof penetrations and/or install anything on the roof without the prior written approval of Lessor. Lessor may, as a precondition to granting such approval, require Lessee to utilize a contractor chosen and/or approved by Lessor. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee’s: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount in excess of one month’s Base Rent, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to 150% of the estimated cost of such Alteration or Utility Installation and/or upon Lessee’s posting an additional Security Deposit with Lessor.

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(c) Liens; Bonds. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic’s or material men’s lien against the Premises or any interest therein. Lessee shall give Lessor not less than 10 days notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to 150% of the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor’s attorneys’ fees and costs.

7.4 Ownership; Removal; Surrender; and Restoration.

(a) Ownership. Subject to Lessor’s right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

(b) Removal. By delivery to Lessee of written notice from Lessor not earlier than 90 and not later than 30 days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

(c) Surrender; Restoration. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. “Ordinary wear and tear” shall not include any damage or deterioration that would have been prevented by good maintenance practice. Notwithstanding the foregoing, if this Lease is for 12 months or less, then Lessee shall surrender the Premises in the same condition as delivered to Lessee on the Start Date with NO allowance for ordinary wear and tear. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee. Lessee shall also completely remove from the Premises any and all Hazardous Substances brought onto the Premises by or for Lessee, or any third party (except Hazardous Substances which were deposited via underground migration from areas outside of the Project) even if such removal would require Lessee to perform or pay for work that exceeds statutory requirements. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. Any personal property of Lessee not removed on or before the Expiration Date or any earlier termination date shall be deemed to have been abandoned by Lessee and may be disposed of or retained by Lessor as Lessor may desire. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8. Insurance; Indemnity.

8.1 Insurance Premiums. The cost of the premiums for the insurance policies maintained by Lessor pursuant to paragraph 8 are included as Operating Expenses (see paragraph 4.2 (a)(iv)). Said costs shall include increases in the premiums resulting from additional coverage related to requirements of the holder of a mortgage or deed of trust covering the Premises, Building and/or Project, increased valuation of the Premises, Building and/or Project, and/or a general premium rate increase. Said costs shall not, however, include any premium increases resulting from the nature of the occupancy of any other tenant of the Building. In no event, however, shall Lessee be responsible for any portion of the premium cost attributable to liability insurance coverage in excess of $2,000,000 procured under Paragraph 8.2(b).

8.2 Liability Insurance.

                (a) Carried by Lessee. Lessee shall obtain and keep in force a Commercial General Liability policy of insurance protecting Lessee and Lessor as an additional insured against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an annual aggregate of not less than $2,000,000. Lessee shall add Lessor as an additional insured by means of an endorsement at least as broad as the Insurance Service Organization’s “Additional Insured-Managers or Lessors of Premises” Endorsement. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an “insured contract” for the performance of Lessee’s indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. Lessee shall provide an endorsement on its liability policy(ies) which provides that its insurance shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only. Lessee shall provide proof of required limits of insurance to Lessor upon execution including General Liability Insurance and Workers Comp Insurance, naming Tank Farm Office Park LLC as Additional insured in all cases.

                (b) Carried by Lessor. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

8.3 Property Insurance - Building, Improvements and Rental Value.

(a) Building and Improvements. Lessor shall obtain and keep in force a policy or policies of insurance in the name of Lessor, with loss payable to Lessor, any ground-lessor, and to any Lender insuring loss or damage to the Building and/or Project. The amount of such insurance shall be equal to the full insurable replacement cost of the Building and/or Project, as

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the same shall exist from time to time, or the amount required by any Lender, but in no event more than the commercially reasonable and available insurable value thereof. Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee’s personal property shall be insured by Lessee not by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence.

(b) Rental Value. Lessor shall also obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one year with an extended period of indemnity for an additional 180 days (“Rental Value insurance”). Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next 12 month period.

(c) Adjacent Premises. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Project if said increase is caused by Lessee’s acts, omissions, use or occupancy of the Premises.

(d) Lessee’s Improvements. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

8.4 Lessee’s Property; Business Interruption Insurance.

(a) Property Damage. Lessee shall obtain and maintain insurance coverage on all of Lessee’s personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

(b) Business Interruption. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

(c) No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee’s property, business operations or obligations under this Lease.

8.5 Insurance Policies. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a “General Policyholders Rating” of at least A-, VI, as set forth in the most current issue of “Best’s Insurance Guide”, or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after 30 days prior written notice to Lessor. Lessee shall, at least 10 days prior to the expiration of such policies, furnish Lessor with evidence of renewals or “insurance binders” evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

8.7 Indemnity. Except for Lessor’s gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor’s master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys’ and consultants’ fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee’s expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

        8.8 Exemption of Lessor and its Agents from Liability. Notwithstanding the negligence or breach of this Lease by Lessor or its agents, neither Lessor nor its agents shall be liable under any circumstances for: (i) injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee’s employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, indoor air quality, the presence of mold or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building, or from other sources or places, (ii) any damages arising from any act or neglect of any other tenant of Lessor or from the failure of Lessor or its agents to enforce the provisions of

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any other lease in the Project, or (iii) injury to Lessee’s business or for any loss of income or profit therefrom. Instead, it is intended that Lessee’s sole recourse in the event of such damages or injury be to file a claim on the insurance policy(ies) that Lessee is required to maintain pursuant to the provisions of paragraph 8.

8.9 Failure to Provide Insurance. Lessee acknowledges that any failure on its part to obtain or maintain the insurance required herein will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely difficult to ascertain. Accordingly, for any month or portion thereof that Lessee does not maintain the required insurance and/or does not provide Lessor with the required binders or certificates evidencing the existence of the required insurance, the Base Rent shall be automatically increased, without any requirement for notice to Lessee, by an amount equal to 10% of the then existing Base Rent or $100, whichever is greater. The parties agree that such increase in Base Rent represents fair and reasonable compensation for the additional risk/costs that Lessor will incur by reason of Lessee’s failure to maintain the required insurance. Such increase in Base Rent shall in no event constitute a waiver of Lessee’s Default or Breach with respect to the failure to maintain such insurance, prevent the exercise of any of the other rights and remedies granted hereunder, nor relieve Lessee of its obligation to maintain the insurance specified in this Lease.

9. Damage or Destruction.

9.1 Definitions.

(a) “Premises Partial Damage” shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in 3 months or less from the date of the damage or destruction, and the cost thereof does not exceed a sum equal to 6 month’s Base Rent. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

(b) “Premises Total Destruction” shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in 3 months or less from the date of the damage or destruction and/or the cost thereof exceeds a sum equal to 6 month’s Base Rent. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

(c) “Insured Loss” shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

(d) “Replacement Cost” shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

(e) “Hazardous Substance Condition” shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance, in, on, or under the Premises which requires restoration.

9.2 Partial Damage - Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor’s expense, repair such damage (but not Lessee’s Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor’s election, make the repair of any damage or destruction the total cost to repair of which is $5,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within 10 days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said 10 day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within 10 days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect or (ii) have this Lease terminate 30 days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

        9.3 Partial Damage - Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee’s expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor’s expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within 30 days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective 60 days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within 10 days after receipt of the termination notice to give written notice to Lessor of Lessee’s commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

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9.4 Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate 60 days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor’s damages from Lessee, except as provided in Paragraph 8.6.

9.5 Damage Near End of Term. If at any time during the last 6 months of this Lease there is damage for which the cost to repair exceeds one month’s Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective 60 days following the date of occurrence of such damage by giving a written termination notice to Lessee within 30 days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is 10 days after Lessee’s receipt of Lessor’s written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor’s commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee’s option shall be extinguished.

9.6 Abatement of Rent; Lessee’s Remedies.

(a) Abatement. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee’s use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

(b) Remedies. If Lessor is obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within 90 days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee’s election to terminate this Lease on a date not less than 60 days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within 30 days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within such 30 days, this Lease shall continue in full force and effect. “Commence” shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

9.7 Termination; Advance Payments. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee’s Security Deposit as has not been, or is not then required to be, used by Lessor.

10. Real Property Taxes.

10.1 Definition. As used herein, the term “Real Property Taxes” shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Project. Lessor’s right to other income therefrom, and/or Lessor’s business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Project address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Project is located. Real Property Taxes shall also include any tax, fee, levy, assessment or charge, or any increase therein: (i) imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Project, (ii) a change in the improvements thereon, and/or (iii) levied or assessed on machinery or equipment provided by Lessor to Lessee pursuant to this Lease.

10.2 Payment of Taxes. Except as otherwise provided in Paragraph 10.3, Lessor shall pay the Real Property Taxes applicable to the Project, and said payments shall be included in the calculation of Operating Expenses in accordance with the provisions of Paragraph 4.2.

10.3 Additional Improvements. Operating Expenses shall not include Real Property Taxes specified in the tax assessor’s records and work sheets as being caused by additional improvements placed upon the Project by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.2 hereof, Lessee shall, however, pay to Lessor at the time Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee’s request or by reason of any alterations or improvements to the Premises made by Lessor subsequent to the execution of this Lease by the Parties.

        10.4 Joint Assessment. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor’s work sheets or such other information as may be reasonably available. Lessor’s reasonable determination thereof, in good faith, shall be conclusive.

        10.5 Personal Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises. When possible, Lessee shall cause its Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee’s said property shall be assessed with Lessor’s real property, Lessee shall pay Lessor the taxes attributable to Lessee’s property within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee’s property.

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11. Utilities and Services.

11.1 Services Provided by Lessor. Lessor shall provide heating, ventilation, air conditioning, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use in connection with an office, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures. Lessor shall also provide janitorial services to the Premises and Common Areas 5 times per week, excluding Building Holidays, or pursuant to the attached janitorial schedule, if any. Lessor shall not. however, be required to provide janitorial services to kitchens or storage areas included within the Premises.

11.2 Services Exclusive to Lessee. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If a service is deleted by Paragraph 1.13 and such service is not separately metered to the Premises, Lessee shall pay at Lessor’s option, either Lessee’s Share or a reasonable proportion to be determined by Lessor of all charges for such jointly metered service.

11.3 Hours of Service. Said services and utilities shall be provided during times set forth in Paragraph 1.12. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

11.4 Excess Usage by Lessee. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security and trash services, over standard office usage for the Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee’s expense supplemental equipment and/or separate metering applicable to Lessee’s excess usage or loading.

11.5 Interruptions. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor’s reasonable control or in cooperation with governmental request or directions.

12. Assignment and Subletting.

12.1 Lessor’s Consent Required.

(a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, “assign or assignment”) or sublet all or any part of Lessee’s interest in this Lease or in the Premises without Lessor’s prior written consent.

(b) Unless Lessee is a corporation and its stock is publicly traded on a national stock exchange, a change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of 25% or more of the voting control of Lessee shall constitute a change in control for this purpose.

(c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buyout or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee’s assets occurs, which results or will result in a reduction of the Net Worth of Lessee by an amount greater than 25% of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. “Net Worth of Lessee” shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

(d) An assignment or subletting without consent shall, at Lessor’s option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either (i) terminate this Lease, or (ii) upon 30 days written notice, increase the monthly Base Rent to 110% of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to 110% of the price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to 110% of the scheduled adjusted rent.

(e) Lessee’s remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

(f) Lessor may reasonably withhold consent to a proposed assignment or subletting if Lessee is in Default at the time consent is requested.

(g) Notwithstanding the foregoing, allowing a de minimis portion of the Premises, ie. 20 square feet or less, to be used by a third party vendor in connection with the installation of a vending machine or payphone shall not constitute a subletting.

12.2 Terms and Conditions Applicable to Assignment and Subletting.

                (a) Regardless of Lessor’s consent, no assignment or subletting shall: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

                (b) Lessor may accept Rent or performance of Lessee’s obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor’s right to exercise its remedies for Lessee’s Default or Breach.

                (c) Lessor’s consent to any assignment or subletting shall not constitute consent to any subsequent assignment or subletting.

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(d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee’s obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor’s remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

(e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor’s determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $500 as consideration for Lessor’s considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested. (See also Paragraph 36)

(f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment, entering into such sublease, or entering into possession of the Premises or any portion thereof, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

(g) Lessor’s consent to any assignment or subletting shall not transfer to the assignee or sublessee any Option granted to the original Lessee by this Lease unless such transfer is specifically consented to by Lessor in writing. (See Paragraph 39.2)

12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

(a) Lessee hereby assigns and transfers to Lessor all of Lessee’s interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee’s obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee’s obligations, Lessee may collect said Rent. In the event that the amount collected by Lessor exceeds Lessee’s then outstanding obligations any such excess shall be refunded to Lessee. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee’s obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee’s obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

(b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

(c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

(d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor’s prior written consent.

(e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13. Default; Breach; Remedies.

13.1 Default; Breach. A “Default” is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or Rules and Regulations under this Lease. A “Breach” is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

(a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

(b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of 3 business days following written notice to Lessee. THE ACCEPTANCE BY LESSOR OF A PARTIAL PAYMENT OF RENT OR SECURITY DEPOSIT SHALL NOT CONSTITUTE A WAIVER OF ANY OF LESSOR’S RIGHTS, INCLUDING LESSOR’S RIGHT TO RECOVER POSSESSION OF THE PREMISES.

(c) The failure of Lessee to allow Lessor and/or its agents access to the Premises or the commission of waste, act or acts constituting public or private nuisance, and/or an illegal activity on the Premises by Lessee, where such actions continue for a period of 3 business days following written notice to Lessee.

                (d) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting, (iv) an Estoppel Certificate or financial statements, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 41, (viii) material data safety sheets (MSDS), or (ix) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of 10 days following written notice to Lessee.

(e) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 2.9 hereof, other than those described in subparagraphs 13.1(a), (b), (c) or (d), above, where such

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Default continues for a period of 30 days after written notice; provided, however, that if the nature of Lessee’s Default is such that more than 30 days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said 30 day period and thereafter diligently prosecutes such cure to completion.

(f) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a “debtor” as defined in 11 U.S.C. § 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where such seizure is not discharged within 30 days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

(g) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

(h) If the performance of Lessee’s obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor’s liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor’s becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor’s refusal to honor the guaranty, or (v) a Guarantor’s breach of its guaranty obligation on an anticipatory basis, and Lessee’s failure, within 60 days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

13.2 Remedies. If Lessee fails to perform any of its affirmative duties or obligations, within 10 days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee’s behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. Lessee shall pay to Lessor an amount equal to 115% of the costs and expenses incurred by Lessor in such performance upon receipt of an invoice therefor. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

(a) Terminate Lessee’s right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys’ fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee’s Breach of this Lease shall not waive Lessor’s right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

(b) Continue the Lease and Lessee’s right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor’s interests, shall not constitute a termination of the Lessee’s right to possession.

(c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee’s right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee’s occupancy of the Premises.

        13.3 Inducement Recapture. Any agreement for free or abated rent or other charges, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee’s entering into this Lease, all of which concessions are hereinafter referred to as “Inducement Provisions”, shall be deemed conditioned upon Lessee’s full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

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13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within 5 days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall immediately pay to Lessor a one-time late charge equal to 10% of each such overdue amount or $100, whichever is greater. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee’s Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for 3 consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor’s option, become due and payable quarterly in advance.

13.5 Interest. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within 30 days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the 31st day after it was due as to non-scheduled payments. The interest (“Interest”) charged shall be computed at the rate of 10% per annum but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

13.6 Breach by Lessor.

(a) Notice of Breach. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than 30 days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed: provided, however, that if the nature of Lessor’s obligation is such that more than 30 days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such 30 day period and thereafter diligently pursued to completion.

(b) Performance by Lessee on Behalf of Lessor. In the event that neither Lessor nor Lender cures said breach within 30 days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee’s expense and offset from Rent the actual and reasonable cost to perform such cure, provided however, that such offset shall not exceed an amount equal to the greater of one month’s Base Rent or the Security Deposit, reserving Lessee’s right to reimbursement from Lessor for any such expense in excess of such offset. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively “Condemnation”), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the rentable floor area of the Premises, or more than 25% of Lessee’s Reserved Parking Spaces, if any, are taken by Condemnation, Lessee may, at Lessee’s option, to be exercised in writing within 10 days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within 10 days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation paid by the condemnor for Lessee’s relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15. Brokerage Fees.

15.1 ~~Additional Commission. In addition to the payments-owed pursuant-to Paragraph 1.10 above, and unless Lessor and the Brokers otherwise agree in writing, Lessor agrees that: (a) if Lessee exercises any Option, (b) if Lessee or anyone affiliated with Lessee acquires from Lessor any rights to the Premises or other premises owned by Lessor and located within the Project, (c) if Lessee remains in possession of the Premises, with the consent of Lessor, after the expiration of this Lease, or (d) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then, Lessor shall pay Brokers a fee in accordance with the schedule of the Brokers in effect at the time of the execution of this Lease.~~

        15.2 Assumption of Obligations. Any buyer or transferee of Lessor’s interest in this Lease shall be deemed to have assumed Lessor’s obligation hereunder. Brokers shall be third party beneficiaries of the provisions of Paragraphs 1.10, 15, 22 and 31. If Lessor fails to pay to Brokers any amounts due as and for brokerage fees pertaining to this Lease when due, then such amounts shall accrue Interest. In addition, if Lessor fails to pay any amounts to Lessee’s Broker when due, Lessee’s Broker may send written notice to Lessor and Lessee of such failure and if Lessor fails to pay such amounts within 10 days after said notice, Lessee shall pay said monies to its Broker and offset such amounts against Rent. In addition, Lessee’s Broker shall be deemed to be a third party beneficiary of any commission agreement entered into by and/or between Lessor and Lessor’s Broker for the limited purpose of collecting any brokerage fee owed.

15.3 Representations and Indemnities of Broker Relationships. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder’s fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys’ fees reasonably incurred with respect thereto.

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16. Estoppel Certificates.

(a) Each Party (as “Responding Party”) shall within 10 days after written notice from the other Party (the “Requesting Party”) execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current “Estoppel Certificate” form published by the AIR Commercial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

(b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such 10 day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party’s performance, and (iii) if Lessor is the Requesting Party, not more than one month’s rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party’s Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

(c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall within 10 days after written notice from Lessor deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee’s financial statements for the past 3 years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Definition of Lessor. The term “Lessor” as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee’s interest in the prior lease. In the event of a transfer of Lessor’s title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Days. Unless otherwise specifically indicated to the contrary, the word “days” as used in this Lease shall mean and refer to calendar days.

20. Limitation on Liability. The obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, or its partners, members, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against Lessor’s partners, members, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23. Notices.

23.1 Notice Requirements. All notices required or permitted by this Lease or applicable law shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party’s signature on this Lease shall be that Party’s address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee’s taking possession of the Premises, the Premises shall constitute Lessee’s address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

23.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given 72 hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given 24 hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt (confirmation report from fax machine is sufficient), provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

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24. Waivers.

(a) No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor’s consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor’s consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent.

(b) The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

(c) THE PARTIES AGREE THAT THE TERMS OF THIS LEASE SHALL GOVERN WITH REGARD TO ALL MATTERS RELATED THERETO AND HEREBY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE TO THE EXTENT THAT SUCH STATUTE IS INCONSISTENT WITH THIS LEASE.

25. Disclosures Regarding The Nature of a Real Estate Agency Relationship.

(a) When entering into a discussion with a real estate agent regarding a real estate transaction, a Lessor or Lessee should from the outset understand what type of agency relationship or representation it has with the agent or agents in the transaction. Lessor and Lessee acknowledge being advised by the Brokers in this transaction, as follows:

(i) Lessor’s Agent. A Lessor’s agent under a listing agreement with the Lessor acts as the agent for the Lessor only. A Lessor’s agent or subagent has the following affirmative obligations: To the Lessor: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessor. To the Lessee and the Lessor: a. Diligent exercise of reasonable skills and care in performance of the agent’s duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

(ii) Lessee’s Agent. An agent can agree to act as agent for the Lessee only. In these situations, the agent is not the Lessor’s agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Lessor. An agent acting only for a Lessee has the following affirmative obligations. To the Lessee: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessee. To the Lessee and the Lessor: a. Diligent exercise of reasonable skills and care in performance of the agent’s duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of. the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

(iii) Agent Representing Both Lessor and Lessee. A real estate agent, either acting directly or through one or more associate licenses, can legally be the agent of both the Lessor and the Lessee in a transaction, but only with the knowledge and consent of both the Lessor and the Lessee. In a dual agency situation, the agent has the following affirmative obligations to both the Lessor and the Lessee: a. A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Lessor or the Lessee. b. Other duties to the Lessor and the Lessee as stated above in subparagraphs (i) or (ii). In representing both Lessor and Lessee, the agent may not without the express permission of the respective Party, disclose to the other Party that the Lessor will accept rent in an amount less than that indicated in the listing or that the Lessee is willing to pay a higher rent than that offered. The above duties of the agent in a real estate transaction do not relieve a Lessor or Lessee from the responsibility to protect their own interests, Lessor and Lessee should carefully read all agreements to assure that they adequately express their understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional.

(b) Brokers have no responsibility with respect to any Default or Breach hereof by either Party. The Parties agree that no lawsuit or other legal proceeding involving any breach of duty, error or omission relating to this Lease may be brought against Broker more than one year after the Start Date and that the liability (including court costs and attorneys’ fees), of any Broker with respect to any such lawsuit and/or legal proceeding shall not exceed the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker’s liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

(c) Lessor and Lessee agree to identify to Brokers as “Confidential” any communication or information given Brokers that is considered by such Party to be confidential.

26. No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to 150% of the Base Rent applicable immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions; Construction of Agreement. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

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29. Binding Effect; Choice of Law. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30. Subordination; Attornment; NonDisturbance.

30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, “Security Device”), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as “Lender”) shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

30.2 Attornment. In the event that Lessor transfers title to the Premises, or the Premises are acquired by another upon the foreclosure or termination of a Security Devise to which this Lease is subordinated (i) Lessee shall, subject to the non-disturbance provisions of Paragraph 30.3, attorn to such new owner, and upon request, enter into a new lease, containing all of the terms and provisions of this Lease, with such new owner for the remainder of the term hereof, or, at the election of the new owner, this Lease will automatically become a new lease between Lessee and such new owner, and (ii) Lessor shall thereafter be relieved of any further obligations hereunder and such new owner shall assume all of Lessor’s obligations, except that such new owner shall not: (a) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) be subject to any offsets or defenses which Lessee might have against any prior lessor, (c) be bound by prepayment of more than one month’s rent, or (d) be liable for the return of any security deposit paid to any prior lessor which was not paid or credited to such new owner.

30.3 NonDisturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee’s subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a “NonDisturbance Agreement”) from the Lender which Non-Disturbance Agreement provides that Lessee’s possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within 60 days after the execution of this Lease, Lessor shall, if requested by Lessee, use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said 60 days, then Lessee may, at Lessee’s option, directly contact Lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. Attorneys’ Fees. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys’ fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, “Prevailing Party” shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys’ fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys’ fees reasonably incurred. In addition, Lessor shall be entitled to attorneys’ fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

32. Lessor’s Access; Showing Premises; Repairs. Lessor and Lessor’s agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times after reasonable prior notice for the purpose of showing the same to prospective purchasers, lenders, or tenants, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect on Lessee’s use of the Premises. All such activities shall be without abatement of rent or liability to Lessee. In addition, Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forcible or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee’s property or business in connection therewith.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor’s prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. Signs. Lessor may place on the Premises ordinary “For Sale” signs at any time and ordinary “For Lease” signs during the last 6 months of the term hereof. Lessor may not place any sign on the exterior of the Building that covers any of the windows of the Premises. Except for ordinary “For Sublease” signs which may be placed only on the Premises, Lessee shall not place any sign upon the Project without Lessor’s prior written consent. All signs must comply with all Applicable Requirements.

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35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor’s failure within 10 days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor’s election to have such event constitute the termination of such interest.

36. Consents. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor’s actual reasonable costs and expenses (including but not limited to architects’, attorneys’, engineers’ and other consultants’ fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor’s consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor’s consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within 10 business days following such request.

37. Guarantor.

37.1 Execution. The Guarantors, if any, shall each execute a guaranty in the form most recently published by the AIR Commercial Real Estate Association

37.2 Default. It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor’s behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) an Estoppel Certificate, or (d) written confirmation that the guaranty is still in effect.

38. Quiet Possession. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee’s part to be observed and performed under this Lease. Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39. Options. If Lessee is granted an option, as defined below, then the following provisions shall apply.

39.1 Definition. “Option” shall mean: (a) the right to extend or reduce the term of or renew this Lease or to extend or reduce the term of or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor: (c) the right to purchase, the right of first offer to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

39.2 Options Personal To Original Lessee. Any Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

39.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

39.4 Effect of Default on Options.

(a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given 3 or more notices of separate Default, whether or not the Defaults are cured, during the 12 month period immediately preceding the exercise of the Option.

(b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee’s inability to exercise an Option because of the provisions of Paragraph 39.4(a).

(c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee’s due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term or completion of the purchase, (i) Lessee fails to pay Rent for a period of 30 days after such Rent becomes due (without any necessity of Lessor to give notice thereof), or (ii) if Lessee commits a Breach of this Lease.

40. Security Measures. Lessee hereby acknowledges that the Rent payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties. In the event, however, that Lessor should elect to provide security services, then the cost thereof shall be an Operating Expense.

41. Reservations.

(a) Lessor reserves the right: (i) to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, (ii) to cause the recordation of parcel maps and restrictions, (iii) to create and/or install new utility raceways, so long as such easements, rights, dedications, maps, restrictions, and utility raceways do not unreasonably

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interfere with the use of the Premises by Lessee. Lessor may also: change the name, address or title of the Building or Project upon at least 90 days prior written notice; provide and install, at Lessee’s expense, Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate; grant to any lessee the exclusive right to conduct any business as long as such exclusive right does not conflict with any rights expressly given herein; and to place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the Building or the Project or on pole signs in the Common Areas. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate such rights. The obstruction of Lessee’s view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

(b) Lessor also reserves the right to move Lessee to other space of comparable size in the Building or Project. Lessor must provide at least 45 days prior written notice of such move, and the new space must contain improvements of comparable quality to those contained within the Premises. Lessor shall pay the reasonable out of pocket costs that Lessee incurs with regard to such relocation, including the expenses of moving and necessary stationary revision costs. In no event, however, shall Lessor be required to pay an amount in excess of two months Base Rent. Lessee may not be relocated more than once during the term of this Lease.

(c) Lessee shall not: (i) use a representation (photographic or otherwise) of the Building or Project or their name(s) in connection with Lessee’s business; or (ii) suffer or permit anyone, except in emergency, to go upon the roof of the Building.

42. Performance Under Protest. . If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment “under protest” and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay. A Party who does not initiate suit for the recovery of sums paid “under protest” within 6 months shall be deemed to have waived its right to protest such payment.

43. Authority; Multiple Parties; Execution.

(a) If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within 30 days after request, deliver to the other Party satisfactory evidence of such authority.

(b) If this Lease is executed by more than one person or entity as “Lessee”, each such person or entity shall be jointly and severally liable hereunder. It is agreed that any one of the named Lessees shall be empowered to execute any amendment to this Lease, or other document ancillary thereto and bind all of the named Lessees, and Lessor may rely on the same as if all of the named Lessees had executed such document.

(c) This Lease may be executed by the Parties in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

44. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

45. Offer. Preparation of this Lease by either party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

46. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee’s obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

47. Waiver of Jury Trial. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING THE PROPERTY OR ARISING OUT OF THIS AGREEMENT.

48. Arbitration of Disputes. An Addendum requiring the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease is ☐ is not ☒ attached to this Lease.

49. Americans with Disabilities Act. Since compliance with the Americans with Disabilities Act (ADA) is dependent upon Lessee’s specific use of the Premises, Lessor makes no warranty or representation as to whether or not the Premises comply with ADA or any similar legislation. In the event that Lessee’s use of the Premises requires modifications or additions to the Premises in order to be in ADA compliance, Lessee agrees to make any such necessary modifications and/or additions at Lessee’s expense.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

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ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AIR COMMERCIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT AND THE SUITABILITY OF THE PREMISES FOR LESSEE’S INTENDED USE.

WARNING: IF THE PREMISES ARE LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES ARE LOCATED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:	San Luis Obispo	Executed at:	San Luis Obispo
On:		On:	October 31, 2012

By LESSOR:		By LESSEE:

Tank Farm Office Park LLC		MindBody Online, Inc.
Tompkins Trust 11/14/07, its Sole Member

By:	/s/ Nick Tompkins	By:	/s/ Rick Stollmeyer
Name Printed:	Nick Tompkins	Name Printed:	Rick Stollmeyer
Title:	Trustee	Title:	CEO

By:		By:	/s/ Greg Wookey
Name Printed:		Name Printed:	Greg Wookey
Title:		Title:
Address:		Address:	4051 Broad Street, Suite 220
San Luis Obispo, CA 93401

Telephone: ( )		Telephone:	(805) 419-2802
Facsimile: ( )		Facsimile: ( )
Federal ID No.		Federal ID No.	20-1898451

LESSOR’S BROKER:		LESSEE’S BROKER:

Attn:		Attn:
Title:		Title:
Address:		Address:

Telephone: ( )		Telephone: ( )
Facsimile: ( )		Facsimile: ( )
Federal ID No.		Federal ID No.
Broker/Agent DRE License #:		Broker/Agent DRE License #:

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 800 W 6th Street, Suite 800, Los Angeles, CA 90017. Telephone No. (213) 687-8777. Fax No.: (213) 687-8616.

© Copyright 2002—By AIR Commercial Real Estate Association.

All rights reserved. No part of these works may be reproduced in any form without permission in writing.

/s/ NT	/s/ RS
/s/ GW

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©2002 - AIR COMMERCIAL REAL ESTATE ASSOCIATION	FORM MTN-1-3/10E

ADDENDUM

Date: November 1, 2012

By and Between (Lessor)	Tank Farm Office Park LLC
(Lessee)	MindBody Online, Inc.

Address of Premises:	4051 Broad St., Suite 122
San Luis Obispo, CA 93401

Paragraph 50

In the event of any conflict between the provisions of this Addendum and the printed provisions of the Lease, this Addendum shall control.

This lease may be replaced by a permanent long term lease at any time during the term of this lease and as agreed upon by both Lessor and Lessee.

/s/ NT	/s/ RS
/s/ GW
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TANK FARM OFFICE PARK

MULTIPLE LEASE EXTENSION AND MODIFICATION AGREEMENT

Tank Farm Office Park, LLC (Landlord or TFOP), with a notice address of 684 Higuera Street, Suite B, San Luis Obispo, CA 93401, and MindBody, Inc. (MB or Tenant), with a notice address of 4051 Broad St., Suite 220, San Luis Obispo, CA 93401, agree to the following Multiple Lease Extension and Modification Agreement (Modification Agreement) relating to their interests as Landlord and Tenant in multiple premises. Landlord and Tenant also may be referred to herein individually as a Party or collectively as the Parties. This Modification Agreement shall be effective on the last date signed below (Effective Date).

A. Landlord and Tenant are Parties to the following lease agreements (collectively, Existing Leases):

1. Existing Lease 220, consisting of: an Agreement for Lease of Real Property between Nicholas Tompkins and Kathleen Tompkins, as Landlord, and MindBody, Inc. dba Mindbody Online, as Tenant, dated November 22, 2006; an Agreement for Modification to Lease of Real Property, dated December 20, 2007, between NKT Commercial Properties, LLC and MindBody Soft, Inc.; an Assignment of Lease, dated February 11, 2010, by and between NKT Commercial, LLC, as Assignor, and Tank Farm Office Park, LLC, as Assignee; and a Modification of Lease of Real Property Dated: November 22, 2006, dated December 14, 2010, between MindBody Soft, Inc. and Tank Farm Office Park, LLC, clarifying the Tenant as MindBody, Inc. Existing Lease 220 applies to the 14,366 square foot premises located at 4051 Broad Street, Suite 220, San Luis Obispo, CA (originally Suite 210, with the additional space known as Suite 240 added per the Agreement for Modification to Lease of Real Property, described above), diagrammed as Suite 220 on the attached Exhibit B, and includes the nonexclusive use of defined Common Areas and unmarked parking spaces.

2. Existing Lease 230, consisting of: an Agreement for Lease of Real Property between Tank Farm Office Park, LLC, and MindBody, Inc., dba Mindbody Online, dated November, 2010. Existing Lease 230 applies to the 16,448 square foot premises located at 4051 Broad Street, Suite 230, San Luis Obispo, CA, diagramed as Suite 230 on the attached Exhibit B, and includes the non-exclusive use of defined Common Areas and unmarked parking spaces, plus 8 designated parking spaces.

3. Existing Lease 110, consisting of: an Agreement for Lease of Real Property between Tank Farm Office Park, LLC, and MindBody, Inc., dba Mindbody Online, dated May, 2009; a Modification of Lease of Real Property, dated December 14, 2010, between MindBody Soft, Inc. and Tank Farm Office Park, LLC. Existing Lease 110 applies to the 7,095 square foot premises located at 4051 Broad Street, Suite 110, San Luis Obispo, CA, diagrammed as Suite 110 on the attached Exhibit A, and includes the non-exclusive use of defined Common Areas and unmarked parking spaces.

4. Existing Lease 126, consisting of: an AIR Commercial Real Estate Association Standard Multi-Tenant Office Lease – Net, dated March 13, 2012, between Tank Farm Office Park, LLC and MindBody Online, Inc. Existing Lease 126 applies to the 3,300 square foot premises located at 4051 Broad Street, Suite 126, San Luis Obispo, CA, diagrammed as Suite 126 on the attached Exhibit A, and includes the non-exclusive use of defined Common Areas and unmarked parking spaces.

5. Existing Lease 122, consisting of: an AIR Commercial Real Estate Association Standard Multi-Tenant Office Lease – Net, dated November 1, 2012, between Tank Farm Office Park, LLC, and MindBody Online, Inc. Existing Lease 122 applies to the 1,663 square foot premises located at 4051 Broad Street, Suite 122, San Luis Obispo, CA, diagrammed as Suite 122 on the attached Exhibit A, and includes the non-exclusive use of defined Common Areas and unmarked parking spaces.

6. Existing Lease 140, consisting of: an AIR Commercial Real Estate Association Standard Multi-Tenant Office Lease – Net, dated November 1, 2012, between Tank Farm Office Park, LLC and MindBody Online, Inc. Existing Lease 140 applies to the 14,050 square foot premises located at 4051 Broad Street, Suite 140, San Luis Obispo, CA, diagrammed as Suite 140 on the attached Exhibit A, and includes the non-exclusive use of defined Common Areas and 15 reserved carpool spaces.

The premises included in the above stated Existing Leases are collectively referred to herein as Existing Premises.

B. The Parties also are in negotiations for Landlord to procure for MB’s benefit other commercial space in proximity to the Existing Premises which is currently leased to other tenants, including, without limitation, Suite 120, consisting of a 1,737 square foot premises located at 4051 Broad Street, Suite 120, San Luis Obispo, CA, diagrammed as Suite 120 on the attached Exhibit A, as well as other property to be determined located at 4051 Broad Street and/or 689 Tank Farm Road. The Parties intend for the terms of the Modification Agreement to apply to and to be incorporated into any new leases MB and Landlord enter into at 4051 Board Street or 689 Tank Farm Road prior to the Reset Date (defined below), which premises shall be referred to herein as Potential Premises.

In association with TFOP’s negotiations with other tenants or owners to acquire Potential Premises for the benefit of Tenant (whether or not successful), and for additional consideration, receipt of which is hereby acknowledged, Landlord and MB agree to the following modifications to Existing Leases and terms applicable to leases for Potential Premises.

Modification Agreement

1. Effect of Modification. The terms of this Modification Agreement shall apply to all Existing Leases and be incorporated into new leases between Landlord and Tenant for Potential Premises, but shall not apply to any additional premises, the terms of which shall be governed by a Build to Suit lease agreement when and if negotiated by the Parties. Tenant acknowledges and agrees that Tenant’s agreements hereunder are made with such knowledge and any associated risk thereto.

2. Extension of all Leases To and New Leases Consistent with Reset Date. Landlord and Tenant acknowledge that the Existing Leases have, and all leases between the Parties for the Potential Premises will have, different start and termination dates (Terms). Regardless of the Terms provided for in each Existing Lease, including renewal terms set forth in each Existing Lease (if any), if a Term of any one or more Existing Lease expires prior to the Reset Date, as defined in Section 3, regardless of whether such Existing Lease contains a renewal provision, such Existing Lease shall automatically extend on all existing conditions, except as provided hereby to the Reset Date, after which the Terms for all Existing Leases shall then be reset as provided in Section 4.

3. Reset Date. For purposes of this Modification Agreement, the Reset Date shall be the date which is the earlier of: (a) two years from the Effective Date of this Modification Agreement; or (b) if TFOP and MB execute a Build to Suit lease agreement for additional premises, the Rent Commencement Date of the Build to Suit lease agreement, as that date is defined and determined.

4. Reset Date New Term. Each Existing Lease, including any lease for Potential Premises (which if leased by MB on the Reset Date shall be deemed an Existing Lease) shall be modified to provide that on the Reset Date, the Term for each Existing Lease shall be reset for a term of twelve (12) years (Reset Term), with all Existing Lease terms running concurrently for such 12-year Reset Term.

5. Blended Rate. The Existing Leases all have different base rent provisions, including applicable CPI increases as set forth in the Existing Leases. Notwithstanding each Existing Lease, on June 1, 2013, the base rent for all Existing Premises under the Existing Leases shall be reset so that the base rent for all of the Existing Premises is one blended base rent rate (Blended Rate), calculated as follows: The sum of the total square footage of all Existing Premises shall be divided by the sum of base rent payable for all such premises as of June 1, 2013. The Parties agree that the current base rent rates from November, 2012, through June of 2013, for each Existing Premises, together with the Blended Rate effective on June 1, 2013 (Blended Rate Date), are set forth in the base rent schedule attached hereto as Exhibit C. As of the Blended Rate Date, the Tenant shall pay the Blended Rate as base rent for all Existing Premises, payable monthly. Each year thereafter on the anniversary date of the Blended Rate Date, the monthly Blended Rate rent (base rent) for each Existing Premises shall be increased by 3%. The annual adjustment to base rent shall be automatic and if Landlord fails to bill at the annual increased rate, the increased annual base rent shall be due unless the Parties agree otherwise. In addition, the Landlord reserves the right to collect increased base rent due retroactively and regardless of the length of time that has passed since an increase was to be implemented.

6. Parking. The parties understand that parking for all Existing Premises is as indicated on Exhibit D, attached hereto, with 38 designated spaces proximate to Building 100, 8 of which spaces were designated for use by Existing Lease 230 and 15 of which spaces were I designated for use by Existing Lease 140.

7. Option to Extend 12-Year Reset Term. Each Existing Lease shall remain effective except as modified hereby with Reset Term, Blended Rate, and Blended Rate Date but any right to extend the term of any and all Existing Leases shall be replaced by this Section 6. Under this

Section 6, the Tenant shall have three (3) options to extend the terms of the then Existing Leases beyond the 12-year Reset Term, each option to extend being for an additional term of five (5) years (Option to Extend). However, Tenant must exercise its Option to Extend by exercising it as to all Existing Leases and not less than to all Existing Leases. Upon exercise of an Option to Extend, the Term for all Existing Leases shall extend for an additional five (5) year period (each an Extended Term) following the date on which the initial Term and Extended Term would otherwise expire, which options may be exercised only by written notice (Option Notice) from Tenant to Landlord given not less than nine (9) months prior to the end of the Reset Term or Extended Tenn, as applicable (Option Exercise Date); provided, however, if Tenant is in material default under any Existing Lease (beyond the expiration of any applicable notice and cure period) on the Option Exercise Date or on any day thereafter, on or before the last day of the applicable Term, the Option Notice shall be ineffective as to all Existing Leases unless the Landlord agrees to allow an extension as to all or fewer than all Existing Leases, which shall be the Landlord’s right, in its sole discretion. If Tenant exercises an Option to Extend as set forth herein, all the terms and conditions of all the Existing Leases shall continue to apply, including all increases.

8. Rent Adjustment During Extended Term. During any Extended Term, adjustments to the annual base rent shall be made on each anniversary date of each Extended Term in the amount of 3% per year over each prior year’s annual base rent. The annual adjustment to base rent shall be automatic and if Landlord fails to bill at the annual increased rate, the increased annual base rent shall otherwise be due unless the Parties agree otherwise. In addition, the Landlord reserves the right to collect any rent due retroactively and regardless of the length of time that has passed since an increase was to be implemented.

9. Existing Leases Continue in Effect. The Existing Leases as extended and modified hereby, shall continue in full force and effect, except as so modified herein.

IN WITNESS WHEREOF, Landlord and Tenant have signed this Modification Agreement as of the day and year written below.

LANDLORD:		TENANT:

Tank Farm Office Park, LLC, a California		Mindbody, Inc.,
limited liability company		a California corporation

By: Tompkins Trust dated November 14, 2007 Its Managing Member

By:	/s/ Nicholas J. Tompkins	By:	/s/ Robert Murphy
	Nicholas J. Tompkins, Trustee	Its:	Chief Financial Officer

Dated:	November 26, 2012	Dated:	November 26, 2012

EXHIBIT C

4051 Broad Street, San Luis Obispo, CA

Tank Farm Office Park

Mind Body Rent Roll

Monthly Base Rent											Blended Base Rent calculation
Suite #	Tenant	Leasable sf	Nov. 2012	Dec. 2012	Jan. 2013	Feb. 2013	Mar. 2013	Apr. 2013	May-13	Jun. 2013%			per SF / month
126	Mind Body	3,300	$4,950	$4,950	$5,099	$5,099	$5,099	$5,099	$5,099	$5,099	5.71%	$5,099	$1.55
122	Mind Body	1,663	$2,495	$2,495	$2,495	$2,495	$2,495	$2,495	$2,495	$2,495	2.80%	$2,495	$1.50
110	Mind Body	7,095	$11,291	$11,291	$11,291	$11,291	$11,291	$11,291	$11,291	$11,630	13.03%	$11,630	$1.64
140	Pacific Western Bank (thru 5/2013) then Mind Body	14,059	Bank Occupied	Bank Occupied	Bank Occupied	Bank Occupied	Bark Occupied	Bank Occupied	Bank Occupied	$21,089	23.64%	$21,089	$1.50
220	Mind Body	14,366	$23,532	$23,532	$23,532	$23,532	$23,532	$24,238	$24,238	$24,238	27.17%	$24,238	$1.69
230	Mind Body	16,448	$20,559	$20,559	$20,559	$20,559	$20,559	$20,559	$20,559	$24,672	27.65%	$24,672	$1.50
total leasable square footage		56,931
(A) 120	Caliber Audit & Attest	1,737	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
total potential leasable square footage		58,668
	Total of Monthly Base Rent		$62,826.74	$62,826.74	$62,975.24	$62,975.24	$62,975.24	$63,681.20	$63,681.20	$89,221.69	100.00%	$89,221.69	$1.57	average per SF per month

Indicates Rent increase per lease terms

(A) Suite 120 is presently leased by Caliber Audit & Attest, however if the suite becomes available in the future it will be offered to Mind Body and be encompassed in the Multiple Lease Extension and Modification Agreement.

#1 AMENDMENT TO LEASE

THIS AMENDMENT TO LEASE is made and entered into as of April 12, 2013 by and between MindBody Online, Inc. (“Lessor”) and Tank Farm Office Park, LLC (“Lessee”).

WHEREAS, on or about November 26, 2012 a Lease was entered into by and between Lessor and Lessee relating to certain real property commonly known as: 4051 Broad Street, Suite 140 (the “Premises”), and

WHEREAS, Lessor and Lessee ☐ have ☒ have not previously amended said Lease, and

WHEREAS, the Lessor and Lessee now desire to amend said Lease.

NOW, THEREFORE, for payment of TEN DOLLARS and other good and valuable consideration to Lessor, the receipt and sufficiency of which is hereby acknowledged, the parties mutually agree to make the following additions and modifications to the Lease:

☐ TERM: The Expiration Date is hereby ☐ advanced ☐ extended to
.

☐ AGREED USE: The Agreed Use is hereby modified to:
.

☐ BASE RENT ADJUSTMENT: Monthly Base Rent shall be as follows:
.

.

☒ OTHER: Section 1.3: Term: The term shall be changed to 11 months commencing July 1, 2013 and ending May 31, 2014. Section 1.4: Early Possession: Lessee may take possession of the suite as soon as Pacific Western Bank, the current tenant, has done a final walkthrough with property management, been released from their obligation to Lessor, and suite keys have been given to MindBody management. Section 1.7: Base Rent and other Monies paid on Execution: it is acknowledged that MindBody has paid first month’s base rent and Common Area Operating Expenses, which shall be applied to July, 2013. Any references in the lease to the June 1, 2013 commencement date shall be changed to a July 1, 2013 commencement date. In addition, Tank Farm Office Park, LLC will deliver to MindBody, on or before July 1, 2013, a check in the amount of $35,601.79 as contribution towards MindBody’s demo and TI costs for this suite.

This Agreement shall not be construed against the party preparing it, but shall be construed as if all parties jointly prepared this Agreement and any uncertainty and ambiguity shall not be interpreted against any one party.

All other terms and conditions of this Lease shall remain unchanged and shall continue in full force and effect except as specifically amended herein.

/s/ NT	/s/ GW

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©2006 - AIR COMMERCIAL REAL ESTATE ASSOCIATION	FORM ATL-0-7/06E

EXECUTED as of the day and year first above written.

By Lessor:		By Lessee:

Tank Farm Office Park, LLC		MindBody Online, Inc.
Tompkins Trust 11/14/2007, its Sole Member

By:	/s/ Nick Tompkins	By:	/s/ Rick Stollmeyer
Name Printed: Nick Tompkins		Name Printed: Rick Stollmeyer
Title: Trustee		Title: CEO

By:		By:	/s/ Greg Wooke
Name Printed:		Name Printed: Greg Wooke
Title:		Title: CFO

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 800 W 6th Street, Suite 800, Los Angeles, CA 90017. Telephone No.: (213) 687-8777. Fax No.: (213) 687-8616.

/s/ NT	/s/ GW

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©2006 - AIR COMMERCIAL REAL ESTATE ASSOCIATION	FORM ATL-0-7/06E

AIR COMMERCIAL REAL ESTATE ASSOCIATION

ASSIGNMENT AND ASSUMPTION OF LEASE

AND CONSENT OF LESSOR

1. ASSIGNMENT OF LEASE

For valuable consideration, the receipt and adequacy of which are hereby acknowledged, Caliber Audit & Attest, LLP (“ASSIGNOR”) hereby assigns and transfers to MindBody, Inc. (“ASSIGNEE”) all of ASSIGNOR’s right, title and interest in and to that certain Lease dated 4/1/2009, by and between ASSIGNOR and Tank Farm Office Park, LLC , as Lessor, covering those certain Premises located at 4051 Broad Street, Suite 120 and as is more particularly described in such Lease. This Assignment shall be effective 7/1/2014.

In addition, ASSIGNOR hereby transfers to ASSIGNEE all of ASSIGNOR’s interest in and to any security or other deposits paid to Lessor under the terms of such Lease.

Dated: 6/2/14	Caliber Audit & Attest, LLP

	By:	/s/ Kim Spiller
Name Printed: Kim Spiller
Title: Partner

	By:	/s/ Gary Jensen
Name Printed: Gary Jensen
Title: Partner
Assignor

2. ASSUMPTION OF LEASE

Assignee acknowledges that it has inspected the Premises and reviewed the Lease and Assignee hereby accepts the foregoing Assignment and assumes and agrees to be bound by and perform all obligations of the Lessee pursuant to the Lease arising on or after the date of this Assignment and to abide by all of the terms, provisions, covenants and conditions of the Lease.

Dated: 6/3/14	MindBody, Inc.

	By:	/s/Brett T. White
Name Printed: Brett T. White
~~Title:~~

~~By:~~

~~Name Printed:~~

~~Title:~~

~~Assignee~~

/s/ KS	/s/ BW

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©2006 - AIR COMMERCIAL REAL ESTATE ASSOCIATION	FORM AACL-0-12/03

3. CONSENT TO ASSIGNMENT

Lessor hereby consents to the foregoing Assignment and Assumption of the Lease. It is understood and agreed, however, that the foregoing consent is not a waiver of Lessor’s right to consent to or impose restrictions upon any future assignment or subletting. In addition, this assignment does not release Assignor from liability for any of the obligations of the Lessee under the Lease.

Dated: 6/4/14	Tank Farm Office Park, LLC Tompkins Trust dated 11/14/2007, Sole Member

	By:	/s/ Nick Tompkins
Name Printed: Nick Tompkins
Title:Trustee

~~By:~~

~~Name Printed:~~

~~Title:~~

~~Assignee~~

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AIR COMMERCIAL INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS ASSIGNMENT OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS ASSIGNMENT.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID NVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR ASSIGNEE’S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE ASSIGNMENT MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 500 N. Brand Blvd., Suite 900, Glendale, CA 91203. Telephone No.: (213) 687-8777. Fax No.: (213) 687-8616.

/s/ KS	/s/ BW

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©2006 - AIR COMMERCIAL REAL ESTATE ASSOCIATION	FORM AACL-0-12/03